Filed pursuant to Rule 497(b)
Under the Securities Act of 1933,
as amended, File No. 333-224204

Kayne Anderson Midstream/Energy Fund, Inc. (NYSE: KMF)

Kayne Anderson Energy Total Return Fund, Inc. (NYSE: KYE)

May 30, 2018

Dear Fellow Stockholder:

You are cordially invited to attend the combined 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Kayne Anderson Midstream/Energy Fund, Inc. (“KMF”) and Special Meeting of Stockholders (the “Special Meeting,” and, together with the Annual Meeting, the “Meeting”) of Kayne Anderson Energy Total Return Fund, Inc. (“KYE”) to be held on:

June 28, 2018

10:00 a.m. Central Time

Kayne Anderson

811 Main Street, 14th Floor

Houston, TX 77002

At the Meeting, (i) KYE stockholders will be asked to consider and approve a proposal authorizing the combination of KYE and KMF, which will be accomplished as a tax-free reorganization of KYE into KMF (the “Reorganization”), and (ii) KMF stockholders will be asked to consider and approve a proposal authorizing the issuance of additional shares of KMF common stock in connection with the Reorganization. In addition, KMF stockholders will also be asked to consider routine matters customarily considered at the annual meetings of KMF, namely to (i) elect seven directors of KMF and (ii) ratify PricewaterhouseCoopers LLP as KMF’s independent registered public accounting firm for its fiscal year ending November 30, 2018. Finally, KMF stockholders may be asked to consider and take action on such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors of KMF and KYE each voted unanimously to approve the Reorganization, believes that it is in the best interest of stockholders and recommends you vote “FOR” the approval of the Reorganization and each other proposal for which you are entitled to vote.

Enclosed with this letter are (i) the formal notice of the Meeting, (ii) the joint proxy statement/prospectus, which gives detailed information about the Reorganization and the other proposals and why the Boards of Directors recommends that you vote to approve them, and (iii) a written proxy for you to sign and return. If you have any questions about the enclosed proxy or need any assistance in voting your shares, please call 833-795-8494.

Your vote is important. Please vote your shares via the internet or by telephone or complete, sign, and date the enclosed proxy card and return it in the enclosed envelope. You may also vote in person if you are able to attend the Meeting. However, even if you plan to attend the Meeting, we urge you to cast your vote early. That will ensure your vote is counted should your plans change.

Sincerely,

Kevin S. McCarthy

Chairman of the Board of Directors,

CEO of KMF and KYE

Kayne Anderson Midstream/Energy Fund, Inc.

Kayne Anderson Energy Total Return Fund, Inc.

NOTICE OF KMF 2018 ANNUAL MEETING OF STOCKHOLDERS

NOTICE OF KYE SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders of:	Kayne Anderson Midstream/Energy Fund, Inc. Kayne Anderson Energy Total Return Fund, Inc.

NOTICE IS HEREBY GIVEN that the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Kayne Anderson Midstream/Energy Fund, Inc. (“KMF”), a Maryland corporation, and a Special Meeting of Stockholders (the “Special Meeting,” and, together with the Annual Meeting, the “Meeting”) of Kayne Anderson Energy Total Return Fund, Inc. (“KYE”), a Maryland corporation, will be held on June 28, 2018 at 10:00 a.m. Central Time at Kayne Anderson, 811 Main Street, 14th Floor, Houston, TX 77002 for the following purposes:

For KYE:

1.	To approve the combination of KYE and KMF by means of a tax-free reorganization, pursuant to which KYE would transfer all of its assets to KMF in exchange for newly issued shares of common stock and preferred stock, which would be distributed to KYE’s stockholders prior to KYE’s liquidation, dissolution and termination (the “Reorganization”);

For KMF:

2.	To approve the issuance of additional KMF common stock in connection with the Reorganization;

3.	To elect two directors to serve until KMF’s 2019 Annual Meeting of Stockholders, two directors to serve until KMF’s 2020 Annual Meeting of Stockholders and three directors to serve until KMF’s 2021 Annual Meeting of Stockholders, each until their successors are duly elected and qualified;

4.	To ratify the selection of PricewaterhouseCoopers LLP as KMF’s independent registered public accounting firm for the fiscal year ending November 30, 2018; and

5.	To consider and take action on such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the joint proxy statement/prospectus accompanying this notice.

Stockholders of record of KMF or KYE as of the close of business on May 21, 2018 are entitled to notice of and to vote (on KMF’s or KYE’s matters, as applicable) at the Meeting (or any adjournment or postponement of the Meeting thereof).

The Boards of Directors unanimously recommend stockholders vote “FOR” each proposal.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE AUTHORIZE A PROXY TO VOTE YOUR SHARES OF STOCK BY FOLLOWING THE INSTRUCTIONS PROVIDED ON YOUR PROXY OR VOTING INSTRUCTIONS CARD. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, THE BOARDS OF DIRECTORS ASKS THAT YOU VOTE PROMPTLY, NO MATTER HOW MANY SHARES YOU OWN.

By Order of the Boards of Directors,

David J. Shladovsky

Secretary

May 30, 2018

Houston, Texas

JOINT PROXY STATEMENT/PROSPECTUS

Kayne Anderson Midstream/Energy Fund, Inc.

Kayne Anderson Energy Total Return Fund, Inc.

811 Main Street, 14th Floor

Houston, TX 77002

(877) 657-3863

2018 ANNUAL MEETING OF STOCKHOLDERS OF KMF

SPECIAL MEETING OF STOCKHOLDERS OF KYE

            JUNE 28, 2018

This joint proxy statement/prospectus is being sent to you by the Board of Directors of Kayne Anderson Midstream/Energy Fund, Inc. (“KMF”), a Maryland corporation, and the Board of Directors of Kayne Anderson Energy Total Return Fund, Inc. (“KYE”), a Maryland corporation. The Boards of Directors are asking you to complete and return the enclosed proxy card, permitting your votes to be cast at the 2018 Annual Meeting of Stockholders of KMF (the “Annual Meeting”) and the Special Meeting of Stockholders of KYE (the “Special Meeting,” and, together with the Annual Meeting, the “Meeting”) to be held on:

June 28, 2018

10:00 a.m. Central Time

Kayne Anderson

811 Main Street, 14th Floor

Houston, TX 77002

Stockholders of record of KMF or KYE at the close of business on May 21, 2018 (the “Record Date”) are entitled to vote (on KMF’s or KYE’s matters, as applicable) at the Meeting. As a stockholder, for each applicable proposal, you are entitled to one vote for each share of common stock and one vote for each share of preferred stock you hold. This joint proxy statement/prospectus and the enclosed proxy are first being mailed to stockholders on or about May 31, 2018.

KA Fund Advisors, LLC (“KAFA”), a subsidiary of Kayne Anderson Capital Advisors, L.P. (“KACALP” and together with KAFA, “Kayne Anderson”), externally manages and advises KMF and KYE pursuant to investment management agreements with each Fund. KAFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Kayne Anderson is a leading investor in both public and private energy companies. As of January 31, 2018, Kayne Anderson managed approximately $27 billion, including approximately $17 billion in the energy sector.

This joint proxy statement/prospectus sets forth the information that you should know in order to evaluate each of the following proposals. The following table presents a summary of the proposals and the classes of stockholders being solicited with respect to each proposal. In addition to the proposals typically considered at KMF’s annual meetings, this joint proxy statement/prospectus relates to the proposed combination of KYE and KMF, which will be accomplished as a tax-free reorganization of KYE into KMF (the “Reorganization”). Specifically, KYE would transfer substantially all of its assets to KMF, and KMF would assume substantially all of KYE’s liabilities, in exchange solely for newly issued shares of common and preferred stock of KMF, which will be distributed by KYE to its stockholders in the form of a liquidating distribution (although cash will be distributed in lieu of fractional common shares). KYE will then be terminated and dissolved in accordance with its charter and Maryland law. Please refer to the discussion of each proposal in this joint proxy statement/prospectus for information regarding votes required for the approval of each proposal.

Proposals	Who votes on the proposals?

KYE

1. To approve the Reorganization.	The holders of common stock and preferred stock, voting together a single class. The holders of preferred stock, voting as a separate class.

KMF

2. To approve the issuance of additional KMF common stock in connection with the Reorganization.	The holders of common stock and preferred stock, voting together as a single class.

3. To elect the following directors for the specified terms:

• Anne K. Costin until the 2019 Annual Meeting of Stockholders;	The holders of common stock and preferred stock, voting together as a single class.

• James C. Baker until the 2019 Annual Meeting of Stockholders;	The holders of preferred stock, voting as a separate class.

• William R. Cordes and Barry R. Pearl until the 2020 Annual Meeting of Stockholders;	The holders of common stock and preferred stock, voting together as a single class.

• Kevin S. McCarthy and William L. Thacker until the 2021 Annual Meeting of Stockholders; and	The holders of common stock and preferred stock, voting together as a single class.

• William H. Shea, Jr. until the 2021 Annual Meeting of Stockholders.	The holders of preferred stock, voting as a separate class.

4. To ratify the selection of PricewaterhouseCoopers LLP as KMF’s independent registered public accounting firm for the fiscal year ending November 30, 2018.	The holders of common stock and preferred stock, voting together a single class.

5. To consider and take action on such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.	The holders of common stock and preferred stock, voting together a single class.

The Agreement and Plan of Reorganization between KMF and KYE is sometimes referred to herein as the “Reorganization Agreement.” KMF and KYE are sometimes referred to herein as a “Fund” and collectively as the “Funds.” KMF following the Reorganization is sometimes referred to herein as the “Combined Fund.”

Additional Information

This joint proxy statement/prospectus sets forth the information stockholders should know before voting on the proposals. The Reorganization constitutes an offering of common stock of KMF, and this joint proxy statement/prospectus serves as a prospectus of KMF in connection with the issuance of its common stock in the Reorganization. Please read it carefully and retain it for future reference. A Statement of Additional Information,

ii

dated May 30, 2018, relating to this joint proxy statement/prospectus (the “Statement of Additional Information”) has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2018 MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 28, 2018: You should have received a copy of the Annual Reports for the fiscal year ended November 30, 2017 for KMF and/or KYE. If you would like another copy of either Annual Report or the Statement of Additional Information, please write us at Kayne Anderson’s address or call us at (877) 657-3863. The Annual Report(s) and Statement of Additional Information will be sent to you without charge. This joint proxy statement/prospectus, the Annual Report and the Statement of Additional Information can be accessed on our website at www.kaynefunds.com or on the website of the SEC at www.sec.gov.

The Funds are subject to certain informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports, proxy statements, proxy materials and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or downloaded from the SEC’s web site at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC, 20549-0102.

The currently outstanding shares of common stock of KMF are listed on the New York Stock Exchange (the “NYSE”) under the ticker symbol “KMF” and will continue to be so listed after completion of the Reorganization. The common stock of KMF to be issued in connection with the Reorganization will be listed on the NYSE. The currently outstanding shares of common stock of KYE are also listed on the NYSE under the ticker symbol “KYE.” Reports, proxy statements and other information concerning KMF and KYE may be inspected at the offices of the NYSE, 20 Broad Street, New York, NY 10005.

No person has been authorized to give any information or make any representation not contained in this joint proxy statement/prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This joint proxy statement/prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this joint proxy statement/prospectus is May 30, 2018.

iii

QUESTIONS AND ANSWERS

Although it is recommended that you read the complete joint proxy statement/prospectus of which this “Questions and Answers” section is a part, a brief overview of the issues to be voted on has been provided below for your convenience.

The anticipated positive impacts of the Reorganization are set forth below. No assurance can be given that the anticipated positive impacts of the Reorganization will be achieved. For information regarding the risks associated with an investment in KMF, see “Risk Factors.”

Questions Regarding the Reorganization

Q: Why is the Reorganization being recommended by the Boards of Directors?

A: The Board of Directors of each Fund has approved the Reorganization because they have determined that it is in the best interests of each Fund and its stockholders. In making this determination, the Board of Directors of each Fund considered (i) the expected benefits of the transaction for each Fund (as outlined in more detail below) and (ii) the fact that both Funds have very similar investment policies and investment strategies. The Combined Fund will pursue KMF’s investment objective of obtaining a high total return with an emphasis on cash distributions by investing at least 80% of total assets in Midstream MLPs, Midstream Companies and Other Energy Companies.

Q: What are the benefits of the proposed Reorganization?

A: After careful consideration, the Board of Directors of each Fund believes that the Reorganization will benefit the stockholders of the Funds for the reasons noted below:

•	Cost savings through elimination of duplicative expenses and greater economies of scale

It is anticipated that the Combined Fund would have a lower expense level with estimated aggregate cost savings of approximately $1.1 million annually, the majority of which is expected to be attributable to reduced operating costs. Because the Reorganization is expected to be completed during the third quarter of fiscal 2018, and because there are expenses associated with the Reorganization, the full impact of these cost savings will not be entirely recognized this year. We expect the Combined Fund to realize the full benefit of these cost savings during fiscal 2019. The Funds incur operating expenses that are fixed (e.g., board fees, printing fees, legal and auditing services) and operating expenses that are variable (e.g., administrative and custodial services that are based on assets under management). Many of these fixed expenses are duplicative between the Funds and can be eliminated as a result of the Reorganization. There will also be an opportunity to reduce variable expenses by taking advantage of greater economies of scale. As a result of these cost savings, it is expected that the Combined Fund will enjoy lower operating costs as a percentage of total assets.

•	Reorganization expected to increase KMF’s net distributable income

The Reorganization is expected to increase KMF’s net distributable income per share, in part due to the anticipated cost savings from the transaction. In connection with the Reorganization, KMF announced its intention to pay a distribution at its current annualized rate of $1.20 per share for the 12 months ending February 28, 2019. See “Risk Factors—Risks Related to Our Investments and Investment Techniques—Cash Flow Risk.”

•	Larger asset base could provide greater financial flexibility

The larger asset base of the Combined Fund may provide greater financial flexibility. In particular, as a larger entity, we believe the Combined Fund should potentially have access to more attractive leverage terms (i.e., lower borrowing costs on debt and preferred stock) and a wider range of alternatives for raising capital to grow the Combined Fund.

•	Opportunity for enhanced long-term market liquidity

The larger equity market capitalization of the Combined Fund should provide an opportunity for enhanced market liquidity over the long-term. Greater market liquidity may lead to a narrowing of bid-ask spreads and reduce price movements on a trade-to-trade basis. The table below illustrates the equity market capitalization and average daily trading volume for each Fund on a standalone basis as well as for the Combined Fund.

	KMF	KYE	Pro Forma Combined KMF
Equity capitalization ($ in millions)	$289	$353	$642
Average daily trading volume(1)	142	244	NA

As of February 28, 2018.

(1)	90-day average trading volume in thousands of shares.

Q: What distributions will KMF and KYE pay to common stockholders?

A: KMF intends to pay a distribution at its current annualized rate of $1.20 per share for the 12 months ending February 28, 2019. KMF will continue to pay distributions on a quarterly basis until the Reorganization closes and intends to begin paying distributions on a monthly basis shortly thereafter (expected to commence in September 2018). KYE intends to pay a distribution at its current annualized rate of $1.00 per share ($0.25 per quarter) until the Reorganization closes. Historically, a portion of the distributions paid to common stockholders of KMF and KYE has been classified as a return of capital, and we expect that a portion of the distributions paid to common stockholders of the Combined Fund may be classified as a return of capital, though the amount will depend on the earnings and profits of the Combined Fund in any given year. A “return of capital” represents a return of a stockholder’s original investment and should not be confused with a dividend from earnings and profits. Payment of future distributions by either KMF or KYE is subject to the approval of such Fund’s Board of Directors.

Q: Why is KMF providing guidance on the distribution it intends to pay through February 2019?

A: We believe that investors will benefit from increased visibility on KMF’s expected distribution in considering the Reorganization.

Q: What impact will the recent merger announcement by Enbridge have on KMF and KYE’s distribution level?

A: Recently, Enbridge, Inc., a Midstream Company held in KMF and KYE’s portfolios, announced a proposal to acquire its subsidiary, Enbridge Energy Management, which is also held in KMF and KYE’s portfolios. This transaction is subject to the companies reaching an agreement on the terms of the acquisition and will be subject to a vote of the shareholders of Enbridge Energy Management. Because Enbridge, Inc. has a lower dividend yield than Enbridge Energy Management, this “simplification transaction” will result in a lower distribution being paid to the owners of Enbridge Energy Management after the transaction is completed and in turn, reduce the Funds’ net distributable income. Simplification transactions are part of an industry trend of simplifying ownership structures and eliminating MLPs’ incentive distribution rights. Kayne Anderson expects this trend to continue and believes that it is likely that additional simplification transactions will be announced during the next 12 to 18 months.

Both Funds remain committed to the distribution guidance provided in conjunction with announcing the Reorganization. Notwithstanding this commitment, over the longer term, the Combined Fund’s distribution will be determined by its Board of Directors based on long-term, sustainable net distributable income. It is difficult to predict the full impact of this simplification transaction on long-term, sustainable net distributable income, but this transaction, and similar transactions that may be announced in the future, could cause the Combined Fund’s Board of Directors to elect to reduce the distribution during 2019 or 2020. See “Risk Factors—Risks Related to Our Investments and Investment Techniques—Cash Flow Risk.”

Q: Why is KMF converting to monthly distribution payments?

A: We believe many investors will prefer more frequent distribution payments.

Q: As a KYE stockholder, what will happen to my distribution on a pro forma basis?

A: Based on an annualized distribution level of $1.20 per share for KMF and an exchange ratio as of February 28, 2018 of approximately 0.74 shares of KMF for each share of KYE, the annualized pro forma distribution for KYE common stockholders would be approximately $0.88 per share, which is approximately 12 cents less than KYE’s current annualized distribution rate. KYE’s current distribution rate on its common stock is higher than its net distributable income. Over time, we expect that KYE’s distribution level will generally track net distributable income. Accordingly, if the Reorganization were not to occur and KYE were to remain a stand-alone entity, there can be no assurances that KYE’s board of directors would elect to maintain its current distribution in light of estimates of the fund’s long term, sustainable net distributable income.

Q: What impact will the Reorganization have on leverage levels?

A: The amount of leverage as a percentage of total assets following the Reorganization is not expected to significantly change from that of each Fund’s standalone leverage levels. The table below illustrates the leverage of each Fund on both a standalone and pro forma basis.

($ in millions)	KMF	KYE	Pro Forma Combined KMF
Total Debt	$92	$136	$228
Mandatory Redeemable Preferred Stock	$35	$40	$75
Leverage	$127	$176	$303
Leverage as % of total assets	30%	33%	31%

As of February 28, 2018.

Q: How has KMF performed relative to KYE?

A: The performance table below, as of February 28, 2018, illustrates the past performance of an investment in each Fund. As shown in the table below, since KMF’s inception, it has generally outperformed KYE on both a net asset value and market price basis. A Fund’s past performance does not necessarily indicate how such Fund will perform in the future.

Average Annual Total Returns as of February 28, 2018

	Based on Net Asset Value(1)						Based on Market Price(2)
	1 Year	3 Years	5 Years	10 Years	Inception(3)	KMF’s Inception(4)	1 Year	3 Years	5 Years	10 Years	Inception(3)	KMF’s Inception(4)
KMF	(18.1)%	(19.5)%	(7.3)%	N/A	0.4%	0.4%	(13.6)%	(18.3)%	(8.3)%	N/A	(0.6)%	(0.6)%
KYE	(18.0)%	(20.5)%	(10.4)%	(1.9)%	1.5%	(5.0)%	(17.8)%	(21.1)%	(12.1)%	(0.8)%	0.8%	(6.2)%

(1)	Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes the reinvestment of distributions at actual prices pursuant to each Fund’s dividend reinvestment plan.

(2)	Total investment return based on market value is calculated assuming a purchase of common stock at the closing market price on the first day and a sale at the closing market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to each Fund’s dividend reinvestment plan.

(3)	KMF and KYE commenced investment operations on November 24, 2010 and June 28, 2005, respectively.

(4)	Represents the applicable average annual total returns of the Funds since November 30, 2010, the first month-end following KMF’s commencement of investment operations.

Q: How will the Reorganization affect me?

A: KMF stockholders will remain stockholders of KMF. KYE stockholders will become stockholders of KMF. KYE will then cease its separate existence under Maryland law.

Q: What will happen to the shares of KMF and KYE that I currently own as a result of the Reorganization?

A: For KMF stockholders, your currently issued and outstanding shares of common and preferred stock of KMF will remain unchanged.

KYE common stockholders will be issued shares of KMF common stock in exchange for their outstanding shares of KYE common stock (see below for a description of how the exchange ratio is calculated). No fractional shares of KMF common stock will be issued in the Reorganization; instead KYE stockholders will receive cash in an amount equal to the value of the fractional shares of KMF common stock that they would otherwise have received.

KYE preferred stockholders will receive, on a one-for-one basis, newly issued KMF preferred shares having substantially identical terms as the KYE preferred shares you held immediately prior to the closing of the Reorganization.

Q: How is the exchange ratio determined?

A: The exchange ratio will be determined based on the relative NAVs per share of each Fund on the business day prior to the closing of the Reorganization. As of February 28, 2018, KMF’s NAV per share was $13.42 and KYE’s was $9.88. For illustrative purposes, if these were the NAVs on the day prior to closing of the Reorganization, then KYE common stockholders would be issued approximately 0.74 shares of KMF for each share of KYE.

Q: How will the net asset values utilized in calculating the exchange rate be determined?

A: The net asset value of a share of common stock of each Fund will be calculated in a manner consistent with past practice and will include the impact of each Fund’s pro rata share of the costs of the Reorganization. See “Proposal One: Reorganization—Information About the Reorganization.”

Q: Is the Reorganization expected to be a taxable event for stockholders?

A: No. The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. This means it is expected that stockholders will recognize no gain or loss for federal income tax purposes as a result of the Reorganization, except that gain or loss will generally be recognized by KYE common stockholders with respect to cash received in lieu of fractional shares of KMF common stock.

Q: Will I have to pay any sales load, commission or other similar fees in connection with the Reorganization?

A: No, you will not pay any sales loads or commissions in connection with the Reorganization. The Funds will bear the costs associated with the proposed Reorganization. Costs will be allocated on a pro rata basis based upon each Fund’s net assets. Costs related to the Reorganization are currently estimated to be approximately $0.8 million or 0.1% of pro forma Combined Fund net assets, which equates to $0.4 million or $0.016 per share for KMF and $0.4 million or $0.012 per share for KYE as of February 28, 2018. Of the estimated Reorganization costs, $0.6 million is related to out of pocket expenses, and $0.2 million is a write-off of debt issuance cost, which is a non-cash expense. Due to the anticipated cost savings from the Reorganization, we believe the Combined Fund will more than recover the costs associated with the Reorganization over time.

Q: Who do we expect to vote on the Reorganization?

A: KYE’s common and preferred stockholders are being asked to vote, together as a class, on the Reorganization. KYE preferred stockholders will also vote on the Reorganization as a separate class. In addition, KMF’s common and preferred stockholders are being asked to vote, together as a class, on the issuance of additional KMF common stock in connection with the Reorganization.

Q: What happens if KYE stockholders do not approve the Reorganization or KMF stockholders do not approve the issuance of additional shares of KMF common stock in connection therewith?

A: The Reorganization must be approved by KYE’s common and preferred stockholders, voting together as a class, and KYE’s preferred stockholders, voting as a separate class. In addition, the issuance of additional shares of KMF common stock in connection with the Reorganization must be approved by KMF’s common and preferred stockholders, voting together as a class. If either class of KYE stockholders does not approve the Reorganization, or if KMF stockholders do not approve the issuance of additional KMF common stock in connection therewith, then the Reorganization will not take place.

Q: Why is the vote of KMF stockholders being solicited in connection with the Reorganization?

A: Although KMF will continue its legal existence and operations after the Reorganization, the rules of the NYSE (on which KMF’s common stock is listed) require KMF’s stockholders to approve the issuance of additional KMF common shares because the number of KMF common shares to be issued in the Reorganization will be, upon issuance, in excess of 20 percent of the number of shares of KMF common stock outstanding prior to the Reorganization.

Q: What is the timetable for the Reorganization?

A: The Reorganization is expected to take effect as soon as practicable once the stockholder vote and other customary conditions to closing are satisfied, which is expected to occur during the third fiscal quarter of 2018.

General Questions

Q: What other proposals are being considered at the Meeting?

A: In addition to the proposals regarding approval of the Reorganization, this joint proxy statement/prospectus contains additional proposals for KMF stockholders customarily considered at KMF’s annual meetings:

•	to elect two directors to serve until KMF’s 2019 Annual Meeting of Stockholders, two directors to serve until KMF’s 2020 Annual Meeting of Stockholders and three directors to serve until KMF’s 2021 Annual Meeting of Stockholders, each until their successors are duly elected and qualified; and

•	to ratify PricewaterhouseCoopers LLP as KMF’s independent registered public accounting firm for the fiscal year ending November 30, 2018.

KMF stockholders may be asked to consider and take action on such other business as may properly come before the Annual Meeting or any the adjournment or postponement thereof.

Q: Will KYE stockholders get to vote to elect the directors of KMF?

A: No. It is important for stockholders of KYE to understand that, if the Reorganization is approved, it is expected that the Board of Directors will be composed of the individuals described in “Proposal Three:

Election of Directors.” Stockholders of KYE will not have the opportunity to vote for any of these individuals until the first annual meeting following the closing of the Reorganization, though three of the seven nominees are existing directors of KYE. If the Reorganization is not approved by stockholders of KYE, or if the issuance of additional KMF common stock in connection with the Reorganization is not approved by stockholders of KMF, KYE expects to hold its own 2018 Annual Meeting of Stockholders later in the year. If this meeting is required, KYE’s board of directors intends to nominate the same individuals as described in “Proposal Three: Election of Directors.”

Q: How do the Boards of Directors suggest that I vote?

A: After careful consideration, the Boards of Directors recommend that you vote “FOR” all proposals on the enclosed proxy card for which you are entitled to vote.

Q: How do I vote my shares?

A: Voting is quick and easy. You may vote your shares via the internet, by telephone (for internet and telephone voting, please follow the instructions on the proxy ballot), or by simply completing and signing the enclosed proxy ballot, and mailing it in the postage-paid envelope included in this package. You may also vote in person if you are able to attend the Meeting. However, even if you plan to attend the Meeting, we urge you to cast your vote early. That will ensure your vote is counted should your plans change.

Q: Whom do I contact for further information?

A: You may contact us at (877) 657-3863 for further information.

Q: Will anyone contact me?

A: You may receive a call from Broadridge Financial Solutions, Inc., our proxy solicitor, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to authorize your proxy. We recognize the inconvenience of the proxy solicitation process and would not impose it on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a stockholder to participate in the Funds’ governance by authorizing a proxy to vote your shares as soon as possible. If enough stockholders fail to cast their votes, the Funds may not be able to hold the Meeting or to call for a vote on each issue, and will be required to incur additional solicitation costs in order to obtain sufficient stockholder participation.

SUMMARY

The following is a summary of certain information contained elsewhere in this joint proxy statement/prospectus and is qualified in its entirety by reference to the more complete information contained in this joint proxy statement/prospectus and in the Statement of Additional Information. Stockholders should read this entire joint proxy statement/prospectus carefully.

Proposal One: Reorganization

The Board of Directors of KYE, including the Directors who are not “interested persons” of KYE (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) (the “Independent Directors”), has unanimously approved the Reorganization Agreement, declared the Reorganization advisable and directed that the Reorganization proposal be submitted to the KYE stockholders for consideration. If the stockholders approve the Reorganization, KYE would transfer substantially all of its assets to KMF, and KMF would assume substantially all of KYE’s liabilities, in exchange solely for newly issued shares of common and preferred stock of KMF, which will be distributed by KYE to its stockholders in the form of a liquidating distribution (although cash will be distributed in lieu of fractional common shares). KYE will then cease its separate existence under Maryland law and terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”). The aggregate NAV of KMF common stock received by KYE common stockholders in the Reorganization will equal the aggregate NAV of KYE common stock held on the business day prior to closing of the Reorganization, less the costs of the Reorganization attributable to their common shares. KMF will continue to operate after the Reorganization as a registered, non-diversified, closed-end management investment company with the investment objectives and policies described in this joint proxy statement/prospectus.

In connection with the Reorganization, each holder of a KYE Series C Mandatory Redeemable Preferred Share (“KYE Series C MRP Shares”) or a Series D Mandatory Redeemable Preferred Share (“KYE Series D MRP Shares” and together with the KYE Series C MRP Shares, the “KYE MRP Shares”) will receive in a private placement an equivalent number of newly issued KMF Series D Mandatory Redeemable Preferred Shares (“KMF Series D MRP Shares”) or Series E Mandatory Redeemable Preferred Shares (“KMF Series E MRP Shares” and together with the KMF Series D MRP Shares, the KMF MRP Shares”), as applicable, each having substantially identical terms as the respective KYE MRP Shares. The aggregate liquidation preference of the KMF MRP Shares received by the holders of KYE MRP Shares in the Reorganization will equal the aggregate liquidation preference of the KYE MRP Shares held immediately prior to the closing of the Reorganization. The KMF MRP Shares to be issued in the Reorganization will have equal priority with KMF’s existing outstanding preferred shares as to the payment of dividends and the distribution of assets in the event of a liquidation of KMF. In addition, the preferred shares of KMF, including the KMF MRP Shares to be issued in connection with the Reorganization, will be senior in priority to KMF common shares as to payment of dividends and the distribution of assets in the event of a liquidation of KMF.

If the Reorganization is not approved by stockholders of KYE, or if the issuance of additional KMF common stock in connection with the Reorganization is not approved by stockholders of KMF, KMF and KYE will each continue to operate as a standalone Maryland corporation advised by KAFA and will each continue its investment activities in the normal course. It is important for stockholders of KYE to understand that, if the Reorganization is approved, it is expected that the Board of Directors will be composed of the individuals described in “Proposal Three: Election of Directors.” Stockholders of KYE will not have the opportunity to vote for any of these individuals until the first annual meeting following the closing of the Reorganization, though three of the seven nominees are existing directors of KYE. If the Reorganization is not approved, KYE expects to hold its own 2018 Annual Meeting of Stockholders later in the year.

Reasons for the Reorganization

The Reorganization seeks to combine two Funds with similar portfolios and investment objectives. Each Fund (i) is managed by KAFA, (ii) has similar investment objectives, (iii) seeks to achieve its objective by investing primarily in the Midstream/Energy Sector, and (iv) has similar fundamental investment policies and nonfundamental investment policies. Each Fund also qualifies as a regulated investment company (a “RIC”), which is not generally subject to U.S. federal income tax. The Reorganization will also permit each Fund to pursue this investment objective and strategy in a larger fund that will continue to focus on the Midstream/Energy Sector.

In unanimously approving the Reorganization, the Board of Directors of each Fund, including each Fund’s Independent Directors, determined that participation in the Reorganization is in the best interests of each Fund and its stockholders and that the interests of the stockholders of each Fund will not be diluted on the basis of NAV as a result of the Reorganization. Before reaching these conclusions, the Board of Directors of each Fund engaged in a thorough review process relating to the proposed Reorganization. The Boards of Directors of each Fund, including the Independent Directors, considered the Reorganization at meetings held in 2017 and 2018 and unanimously approved the Reorganization Agreement, declared the Reorganization advisable and, at a meeting held on February 5, 2018, directed that the Reorganization be submitted to the stockholders of KYE and the issuance of additional KMF common stock in connection with the Reorganization, be submitted to the stockholders of KMF.

The potential benefits and other factors considered by the Board of Directors of each Fund with regard to the Reorganization include, but were not limited to, the following:

•	Cost savings through elimination of duplicative expenses and greater economies of scale;

•	Reorganization expected to increase KMF’s net distributable income;

•	Larger asset base could provide greater financial flexibility;

•	Opportunity for enhanced long-term market liquidity;

•	No gain or loss is expected to be recognized by stockholders of either Fund for U.S. federal income tax purposes as a result of the Reorganization (except with respect to any cash received in lieu of fractional KMF common shares);

•	The expectation that KYE stockholders should carry over to KMF the same aggregate tax basis (reduced by any amount of tax basis allocable to a fractional share of common stock for which cash is received) if the Reorganization is treated as tax-free as intended;

•	The exchange will take place at the Funds’ relative NAV per share;

•	Stockholder rights are expected to be preserved in the Combined Fund; and

•	KAFA is expected to continue to manage the Combined Fund.

The Board of Directors of each Fund made its determination with regard to the Reorganization on the basis of each Director’s business judgment after consideration of all of the factors taken as a whole, though individual Directors may have placed different weight on various factors and assigned different degrees of materiality to various factors. See “Proposal One: Reorganization—Reasons for the Reorganization.”

Fees and Expenses for Common Stockholders of the Funds as of November 30, 2017

The following table and example contain information about the change in operating expenses expected as a result of the Reorganization. The table sets forth (i) the fees and expenses, including leverage costs, as a percentage of net assets as of November 30, 2017, for each Fund and (ii) the pro forma fees and expenses, including leverage costs, for the Combined Fund, assuming the Reorganization had taken place on November 30, 2017. The fees and expenses are presented as a percentage of net assets and not as a percentage of gross assets or managed assets. By showing expenses as a percentage of net assets, expenses are not expressed as a percentage of all of the assets in which a Fund may invest. The annual operating expenses for each Fund reflect fixed expenses for the fiscal year ended November 30, 2017 and variable expenses assuming each Fund’s capital structure and asset levels as of November 30, 2017. The pro forma presentation includes the change in operating expenses expected as a result of the Reorganization, assuming the Combined Fund’s capital structure and asset levels as of November 30, 2017. On a pro forma basis, it is expected that the Combined Fund’s annual expenses as a percentage of total assets (as of November 30, 2017) will be reduced to 2.62%, as compared to 2.83% for KMF and 2.70% for KYE.

Stockholder Transaction Expenses	KMF	KYE	Pro Forma Combined KMF(1)
Maximum Sales Load (as a percentage of the offering price) imposed on purchases of common stock(2)(3)	None	None	None
Dividend Reinvestment Plan Fees	None	None	None
Annual Expenses (as a percentage of net assets attributable to common stock as of November 30, 2017)
Management Fees(4)	1.75%	1.82%	1.78%
Other Operating Expenses(5)	0.43	0.35	0.27

Subtotal	2.18	2.17	2.05
Interest Payments (including issuance costs) on Borrowed Funds(6)	1.33	1.37	1.27
Dividend Payments (including issuance costs) on Preferred Stock(6)	0.48	0.41	0.45

Total Annual Expenses(7)	3.99%	3.95%	3.77%

(1)	The pro forma annual operating expenses are projections for a 12-month period and do not include expenses to be borne by the Funds in connection with the Reorganization.

(2)	Each Fund will bear expenses incurred in connection with the Reorganization (whether or not the Reorganization is consummated), including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board of Directors, expenses incurred in connection with the preparation of the Reorganization Agreement and the registration statement on Form N-14, SEC filing fees and legal and accounting fees in connection with the Reorganization, stock exchange fees, transfer agency fees and any similar expenses incurred in connection with the Reorganization. Expenses are allocated on a pro rata basis based upon net assets. Costs related to the Reorganization are currently estimated to be approximately $0.8 million or 0.12% of pro forma Combined Fund net assets, which equates to $0.4 million or $0.016 per share for KMF and $0.4 million or $0.012 per share for KYE as of February 28, 2018. Of the Reorganization costs, $0.6 million is related to out of pocket expenses, and $0.2 million is a write-off of debt issuance cost, which is a non-cash expense.

(3)	No sales load will be charged in connection with the issuance of KMF’s shares of common stock as part of the Reorganization. Shares of common stock are not available for purchase from KMF but shares of KMF may be purchased on the NYSE through a broker-dealer subject to individually negotiated commission rates.

(4)	Management fees for the pro forma Combined Fund are projections for a 12-month period, assuming each Fund’s capital structure and asset levels as of November 30, 2017.

(5)	Other Operating Expenses for each Fund reflect actual expenses for the fiscal year ended November 30, 2017. Other Operating Expenses for the pro forma Combined Fund are projections for a 12-month period, assuming each Fund’s capital structure and asset levels as of November 30, 2017.

(6)	Interest and dividend payments (including issuance costs) reflect projections for a 12-month period assuming each Fund’s and the Combined Fund’s capital structure as of November 30, 2017.

(7)	The table presents certain annual expenses stated as a percentage of net assets attributable to common shares. This results in a higher percentage than the percentage attributable to annual expenses stated as a percentage of total assets.

Example:

The following example is intended to help you compare the costs of investing in KMF after the Reorganization with the costs of investing in KMF and KYE without the Reorganization. An investor would pay the following expenses on a $1,000 investment, assuming (1) the total annual expenses for each Fund (as a percentage of net assets attributable to shares of common stock) set forth in the table above, (2) all common stock distributions are reinvested at net asset value and (3) an annual rate of return of 5% on portfolio securities.

	1 Year	3 Years	5 Years	10 Years
KMF	$40	$123	$211	$454
KYE	$39	$122	$210	$453
Pro Forma Combined KMF(1)	$38	$117	$201	$434

(1)	These figures assume that the Reorganization had taken place on November 30, 2017. These figures reflect the anticipated reduction in other operating expenses due to elimination of certain duplicative expenses as a result of the Reorganization.

Comparison of the Funds

KMF and KYE are both Maryland corporations registered as non-diversified, closed-end management investment companies under the 1940 Act. Each Fund (i) is managed by KAFA, (ii) has similar investment objectives, (iii) seeks to achieve its objective by investing primarily in the Midstream/Energy Sector, and (iv) has similar fundamental investment policies and non-fundamental investment policies. Each Fund also qualifies as a RIC, which is not generally subject to U.S. federal income tax. As noted elsewhere, KMF and KYE’s fundamental and non-fundamental investment policies are similar. The primary difference in the investment objectives of the Funds is that KMF emphasizes cash distributions, while KYE emphasizes current income. In addition, KMF has a non-fundamental investment policy to invest at least 80% of its total assets in the Midstream/Energy Sector. Moreover, KMF is required to invest at least 50% of its total assets in securities of Midstream MLPs and Midstream Companies. In contrast, KYE’s policies are broader, only requiring at least 80% of total assets to be invested in Energy Companies.

See “Proposal One: Reorganization—Comparison of the Funds” for a more detailed comparison of the Funds. After the Reorganization, the investment strategies and significant operating policies will be those of KMF.

Further Information Regarding the Reorganization

The parties believe that the Reorganization will be characterized for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. If the Reorganization so qualifies, in general, stockholders of KYE will recognize no gain or loss upon the receipt of KMF’s stock in connection with the Reorganization. Additionally, if the Reorganization so qualifies, KYE will recognize no gain or loss as a result of the transfer of all of its assets and liabilities to KMF and neither KMF nor its stockholders will recognize any gain or loss in connection with the Reorganization. If the Reorganization so qualifies, the aggregate tax basis of

KMF common shares received by stockholders of KYE should be the same as the aggregate tax basis of the common shares of KYE surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional share of common stock for which cash is received).

Stockholder approval of the Reorganization by KYE requires the affirmative vote of (i) the holders of a majority of the issued and outstanding KYE common and preferred stock (voting as a class) and (ii) the holders of a “majority of the outstanding voting securities,” as such term is defined under the 1940 Act. Under the 1940 Act, a “majority of the outstanding voting securities” means the vote, at the annual or a special meeting of the security holders of such company duly called, the lesser of (A) of 67 percent or more of the voting securities present at such meeting, if the holders of more than 50 percent of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50 percent of the outstanding voting securities of such company. For purposes of this proposal, each share of KYE common stock and each share of KYE preferred stock is entitled to one vote.

An additional effect of approval of the Reorganization by KYE’s stockholders, and completion of the Reorganization, will be that KYE’s stockholders will become stockholders of KMF, which has a different Board of Directors. Certain of KYE’s Directors would join KYE’s Board of Directors if approved under “Proposal Three: Election of Directors” described below. Additional information about KMF’s current Board of Directors is provided elsewhere in this combined proxy statement/prospectus.

Subject to the requisite approval of the stockholders of KYE with regard to the Reorganization, and stockholders of KMF with regard to the issuance of additional KMF common stock in connection with the Reorganization, it is expected that the closing date of the Reorganization will be during the third fiscal quarter of 2018, but it may be at a different time as described herein.

The Board of Directors of KYE unanimously recommends KYE stockholders vote “FOR” the Reorganization.

Proposal Two: Issuance of Additional KMF Common Stock

The Board of Directors of KMF, including the Independent Directors, has unanimously approved the Reorganization Agreement, including the issuance of additional shares of KMF common stock in connection therewith, declared the Reorganization advisable and directed that the issuance of additional KMF common stock be submitted to the KMF stockholders.

The rules of the NYSE require the stockholders of KMF to approve the issuance of additional KMF common shares in connection with the Reorganization. In connection with the proposed Reorganization described under “Proposal One: Reorganization,” KMF will issue additional KMF common stock and list such shares of common stock on the NYSE. The Reorganization will result in no reduction of the NAV of the KMF common shares, immediately following the Reorganization, other than to reflect the costs of the Reorganization. No gain or loss is expected to be recognized by KMF or its stockholders in connection with the Reorganization. The Board of Directors of KMF, based upon its evaluation of all relevant information, anticipates that the Reorganization will benefit stockholders of KMF. The Funds have very similar investment strategies and objectives and the Reorganization will permit each Fund to continue to pursue them in a larger fund. Additionally, the Reorganization is expected to result in several benefits for stockholders in the Combined Fund, including (i) cost savings through the elimination of duplicative expenses and greater economies of scale, (ii) expected accretion to net distributable income, (iii) greater financial flexibility through a larger asset base and (iv) the opportunity for enhanced long-term market liquidity.

Stockholder approval of the issuance of additional KMF common shares in connection with the Reorganization requires the affirmative vote of the holders of a majority of votes cast by the holders of the issued and outstanding KMF common and preferred stock (voting as a class). For purposes of this proposal, each share of common stock and each share of preferred stock is entitled to one vote.

Subject to the requisite approval of the stockholders of KMF of the issuance of additional KMF common shares in connection with the Reorganization, and the requisite approval by the stockholders of KYE with regard to the Reorganization, it is expected that the Closing Date will be during the third fiscal quarter or as soon as practicable thereafter. For additional information about the Reorganization, including a comparison of KMF and KYE, the reasons for the Reorganization and the U.S. Federal income tax consequences of the Reorganization, see “Proposal One: Reorganization.”

The Board of Directors of KMF unanimously recommends KMF stockholders vote “FOR” the issuance of additional KMF common stock in connection with the Reorganization.

Proposal Three: Election of Directors

The KMF Board of Directors unanimously nominated the following directors for the specified terms and until their successors have been duly elected and qualified:

•	Anne K. Costin and James C. Baker until the 2019 Annual Meeting of Stockholders;

•	William R. Cordes and Barry R. Pearl until the 2020 Annual Meeting of Stockholders; and

•	Kevin S. McCarthy, William H. Shea, Jr. and William L. Thacker until the 2021 Annual Meeting of Stockholders.

Ms. Costin and Mr. Shea are currently directors of KYE, and Mr. Baker is currently President of KYE and KMF, and each has been nominated to the Board of Directors of KMF to serve whether or not the Reorganization is approved. Messrs. Cordes, Pearl and McCarthy are currently directors of KMF and are moving from one Class to another. Mr. Thacker is currently a director of KMF, and his existing term as a KMF director is expiring at the Annual Meeting. Mr. Richey is an existing director of KMF who is not up for election at the Meeting. Following the completion of the Reorganization, the KMF board (as modified) will govern the Combined Fund.

Each director has consented to be named in this joint proxy statement/prospectus and has agreed to serve if elected. KMF has no reason to believe that any of the nominees will be unavailable to serve. The persons named on the accompanying proxy card intend to vote at the Meeting (unless otherwise directed) “FOR” the election of the nominees. If any of the nominees is unable to serve because of an event not now anticipated, the persons named as proxies may vote for another person designated by KMF’s Board of Directors.

The elections of Ms. Costin and Messrs. Cordes, Pearl, McCarthy and Thacker under this proposal require the affirmative vote of the holders of a majority of KMF’s common stock and preferred stock outstanding as of the Record Date, voting together as a single class. The elections of Messrs. Shea and Baker under this prosposal requires the affirmative vote of a majority of KMF’s preferred stock outstanding as of the Record Date, voting as a separate class. For purposes of this proposal, each share of KMF common stock and each share of KMF preferred stock is entitled to one vote. Stockholders do not have cumulative voting rights.

Including the directors nominated for election at the Meeting, KMF will have eight directors as follows:

Class	Term*	Directors	Common Stockholders	Preferred Stockholders

I	Until 2020	William R. Cordes	X	X

		Barry R. Pearl	X	X

II	Until 2021	Kevin S. McCarthy	X	X

		William H. Shea, Jr.		X

		William L. Thacker	X	X

III	Until 2019	Anne K. Costin	X	X

		Albert L. Richey	X	X

		James C. Baker		X

*	Each director serves a three-year term until the Annual Meeting of Stockholders for the designated year and until his or her successor has been duly elected and qualified.

The Board of Directors of KMF unanimously recommends KMF stockholders vote “FOR” the election of each nominee.

Proposal Four: Ratification of Selection of Independent Registered Public Accounting Firm

The Audit Committee and the Board of Directors of KMF, including all of KMF’s Independent Directors, have selected PricewaterhouseCoopers LLP as the independent registered public accounting firm for KMF for the year ending November 30, 2018 and are submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification.

The ratification of PricewaterhouseCoopers LLP requires the vote of a majority of the votes cast by the holders of KMF’s common stock and preferred stock outstanding as of the Record Date, voting together as a single class. For purposes of this proposal, each share of KMF common stock and each share of KMF preferred stock is entitled to one vote.

The Board of Directors of KMF unanimously recommends KMF stockholders vote “FOR” the ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for KMF.

RISK FACTORS

If the Reorganization is approved and consummated, holders of KYE’s common stock will receive shares of KMF’s common stock in exchange. That would represent an investment in KMF’s common stock. KYE’s stockholders should understand that, like an investment in KYE’s common stock, investing in KMF’s common stock involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The following discussion summarizes some of the risks that a holder of KYE’s common stock should carefully consider before deciding whether to approve the Reorganization. In light of the fact that the Funds have very similar investment policies and investment strategies (as well as substantially overlapping portfolios), the risks described below should not be materially different than those applicable to an investment in KYE. Holders of KYE common stock should pay special attention to “—Risks Related to Our Investments and Investment Techniques—Midstream/Energy Sector Risk,” as KMF’s non-fundamental investment policy is more narrowly focused on such investments than KYE’s broader potential scope. You should carefully consider the following risks before voting on the Reorganization.

This section relates to KMF and the risk factors for KMF’s common stockholders (other parts of this document relate to both KMF and KYE). Accordingly, references to “we” “us” “our” or “the Fund” in this section are references to KMF.

Risks Related to Our Investments and Investment Techniques

Investment and Market Risk

An investment in our common stock is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in our common stock represents an indirect investment in securities owned by us, some of which will be traded on a national securities exchange or in the over-the-counter markets. An investment in our common stock is not intended to constitute a complete investment program and should not be viewed as such. The value of these publicly traded securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which we invest may affect the value of our common stock. Your common stock at any point in time may be worth less than your original investment, even after taking into account the reinvestment of our distributions. We are primarily a long-term investment vehicle and should not be used for short-term trading.

Midstream/Energy Sector Risk

Our concentration in the Midstream/Energy Sector may present more risk than if we were broadly diversified over multiple sectors of the economy. A downturn in one or more industries within the Midstream/Energy Sector, material declines in energy-related commodity prices (such as those experienced over the last few years), adverse political, legislative or regulatory developments or other events could have a larger impact on us than on an investment company that does not concentrate in the Midstream/Energy Sector. The performance of companies in the Midstream/Energy Sector may lag the performance of other sectors or the broader market as a whole — in particular, during a downturn in the Midstream/Energy Sector like what was experienced over the last few years. In addition, there are several specific risks associated with investments in the Midstream/Energy Sector, including the following:

Supply and Demand Risk

Energy Companies could be adversely affected by reductions in the supply of or demand for energy commodities and could also be adversely affected by increases in supply of energy commodities if there is not a corresponding increase in demand for such commodities. The adverse impact of these events could lead to a reduction in the distributions paid by Midstream Companies and Other Energy Companies to their equity holders or substantial reduction (or elimination) in the growth rate of distributions paid to equity holders, either of which could lead to a decline in (i) the equity values of the affected Midstream Companies or Other Energy Companies and/or (ii) our net distributable income. The volume of production of energy commodities and the volume of energy commodities available for transportation, mining, storage, processing or distribution could be affected by a variety of factors, including depletion of resources, depressed commodity prices, access to capital for Energy Companies engaged in exploration and production, catastrophic events, labor relations, increased environmental or other governmental regulation, equipment malfunctions and maintenance difficulties, volumes of imports or exports, international politics, policies of OPEC, and increased competition from alternative energy sources. Alternatively, a decline in demand for energy commodities could result from factors such as adverse economic conditions; increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; or increased commodity prices.

Commodity Pricing Risk

The operations and financial performance of Energy Companies may be directly affected by energy commodity prices, especially those Energy Companies that own the underlying energy commodity or receive payments for services that are based on commodity prices. Such impact may be a result of changes in the price for such commodity or a result of changes in the price of one energy commodity relative to the price of another energy commodity (for example, the price of natural gas relative to the price of natural gas liquids). Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic and international production, policies implemented by OPEC, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of companies that are solely involved in the transportation, processing, storage, distribution or marketing of commodities. For example, crude oil and natural gas liquids prices declined by over 65% from July 2014 to February 2016. Prices have since increased but remain well below July 2014 levels. These severe price declines have negatively impacted the capital expenditure budgets of Energy Companies engaged in exploration and production over the last few years. This reduction in activity levels resulted in a decline in domestic crude oil production, which impacted the operating results and financial performance of Midstream MLPs and Midstream Companies focused on gathering, transporting, marketing and terminalling crude oil. Volatility of commodity prices may also make it more difficult for Energy Companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices and there is uncertainty regarding these companies’ ability to maintain or grow cash distributions to their equity holders. In addition to the volatility of commodity prices, extremely high commodity prices may drive further energy conservation efforts, which may adversely affect the performance of Energy Companies.

Regulatory Risk

Energy Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including (i) how facilities are constructed, maintained and operated, (ii) how services are provided, (iii) environmental and safety controls, and, in some cases (iv) the prices they may charge for the products and services they provide. Such regulation can change rapidly or over time in both scope and intensity. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them. As a result, state or local governments and agencies may have the ability to significantly delay or stop activities such as hydraulic fracturing, disposal of wastewater or the construction of pipeline infrastructure by enacting laws or regulations or making it difficult or impossible to obtain permits. Violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Companies. Additionally, government authorities, such as the Federal Energy Regulatory Commission, or FERC, and state authorities regulate the rates charged on many types of Midstream Assets. Those authorities can change the regulations and, as a result, materially reduce the rates charged for these Midstream Assets, which may adversely affect the financial performance of Energy Companies.

In the last few years, several pipeline projects have experienced significant delays related to difficulties in obtaining the necessary permits to proceed with construction (or some phase of construction). These delays have raised concerns about the ability of Energy Companies to place such projects in service and their ability to get the necessary financing to complete such projects. Furthermore, it has become much more common for opponents of energy infrastructure development to utilize the courts, media campaigns and political activism to attempt to stop, or delay as much as possible, these projects. Significant delays could result in a material increase in the cost of developing these projects and could result in the Energy Companies developing such projects failing to generate the expected return on investment or, if the project does not go forward, realizing a financial loss, either of which would adversely affect the results of operations and financial performance of the affected Energy Companies.

Changes to laws and increased regulations or enforcement policies as a result of pipeline spills (both onshore and offshore) or spills attributable to railroad accidents may also adversely affect the financial performance of Energy Companies. Additionally, changes to laws and increased regulation or restrictions to the use of hydraulic fracturing, the disposal of wastewater associated with hydraulic fracturing and production or the emission of greenhouse gases may adversely impact the ability of Energy Companies to economically develop oil and natural gas resources and, in turn, reduce production of such commodities and adversely impact the financial performance of Energy Companies.

The operation of Energy Assets, including gathering systems, pipelines, processing plants, fractionators, rail transloading facilities, refineries and other facilities, is subject to stringent and complex federal, state and local environmental laws and regulations. Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.

Federal, state and local governments may enact laws, and federal, state and local agencies (such as the Environmental Protection Agency) may promulgate rules or regulations, that prohibit or significantly regulate the operation of Energy Assets. For instance, increased regulatory scrutiny of hydraulic fracturing, which is used by Energy Companies to develop oil and natural gas reserves, could result in additional laws and regulations governing hydraulic fracturing or, potentially, prohibiting the action. Increased regulatory scrutiny of the disposal of wastewater, which is a byproduct of hydraulic fracturing and production from unconventional reservoirs and must be disposed, could result in additional laws or regulations governing such disposal activities. For example, research exists linking the disposal of wastewater to increased earthquake activity in oil and natural gas producing regions, and legislation and regulations have been proposed in states like Oklahoma and Colorado to limit or prohibit further underground wastewater disposal. While we are not able to predict the likelihood of additional laws or regulations or their impact, it is possible that additional restrictions on hydraulic fracturing, wastewater disposal or any other activity necessary for the production of oil, natural gas or natural gas liquids could result in a reduction in production of those commodities. The use of hydraulic fracturing is critical to the recovery of economic amounts of oil, natural gas and natural gas liquids from unconventional reserves, and the associated wastewater must be disposed. Energy Companies have spent (and continue to spend) significant amounts of capital building Midstream Assets to facilitate the development of unconventional reserves. As a result, restrictions on hydraulic fracturing or wastewater disposal could have an adverse impact on the financial performance of Energy Companies.

In response to scientific studies suggesting that emissions of certain gases, commonly referred to as greenhouse gases, including gases associated with oil and gas production such as carbon dioxide, methane and nitrous oxide among others, may be contributing to a warming of the earth’s atmosphere and other adverse environmental effects, various governmental authorities have considered or taken actions to reduce emissions of greenhouse gases. For example, the EPA has taken action to regulate greenhouse gas emissions. In addition, certain states (individually or in regional cooperation), have taken or proposed measures to reduce emissions of greenhouse gases. Also, the U.S. Congress and certain state legislatures have proposed legislative measures for imposing restrictions or requiring emissions fees for greenhouse gases. The adoption and implementation of any federal, state or local regulations imposing reporting obligations on, or limiting emissions of greenhouse gases from Energy Companies could result in significant costs to reduce emissions of greenhouse gases associated with their operations or could adversely affect the supply of or demand for crude oil, natural gas, natural gas liquids or other hydrocarbon products, which in turn could reduce production of those commodities. As a result, any such legislation or regulation could have a material adverse impact on the financial performance of Energy Companies.

There is an inherent risk that Energy Companies may incur material environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from a pipeline could subject the owner of such pipeline to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of Energy Companies. Similarly, the implementation of more stringent environmental requirements could significantly increase the cost for any remediation that may become necessary. Energy Companies may not be able to recover these costs from insurance or recover these costs in the rates they charge customers.

Natural gas transmission pipeline systems, crude oil transportation pipeline systems and certain of storage facilities and related assets owned by Energy Companies are subject to regulation by the FERC. The regulators have authority to regulate natural gas pipeline transmission and crude oil pipeline transportation services, including; the rates charged for the services, terms and conditions of service, certification and construction of new facilities, the extension or abandonment of services and facilities, the maintenance of accounts and records, the acquisition and disposition of facilities, the initiation and discontinuation of services, and various other matters. Action by the FERC could adversely affect the ability of Midstream Companies to establish or charge rates that would cover future increase in their costs, such as additional costs related to environmental matters including any climate change regulation, or even to continue to collect rates that cover current costs, including a reasonable return. For example, effective January 2018, the 2017 Tax Cuts and Jobs Act changed several provisions of the federal tax code, including a reduction in the maximum corporate tax rate. Following the 2017 Tax Cuts and Jobs Act being signed into law, filings have been made at FERC requesting that FERC require natural gas and liquids pipelines to lower their transportation rates to account for lower taxes. Following the effective date of the law, FERC orders granting certificates to construct proposed natural gas pipeline facilities have directed pipelines proposing new rates for service on those facilities to re-file such rates so that the rates reflect the reduction in the corporate tax rate, and FERC has issued data requests in pending certificate proceedings for proposed natural gas pipeline facilities requesting pipelines to explain the impacts of the reduction in the corporate tax rate on the rate proposals in those proceedings and to provide re-calculated initial rates for service on the proposed pipeline facilities. Furthermore, on March 15, 2018, the FERC took a number of actions that could materially adversely impact Midstream MLPs and Midstream Companies. First, the FERC reversed a long-standing policy that allowed MLPs to include an income tax allowance when calculating the transportation rates for cost-of-service pipelines owned by such MLPs. Second, the FERC issued a notice of proposed rulemaking to create a process to determine whether cost-of-service natural gas pipelines subject to FERC jurisdiction are overearning in light of either the lower corporate tax rate or the FERC’s policy change related to an MLP’s ability to recover an income tax allowance. Third, with respect to cost-of-service oil and refined products pipelines, the FERC announced that it will account for the lower corporate tax rate and the

FERC’s policy change related to an MLP’s ability to recover an income tax allowance in 2020 when setting the next cost inflation index level, which index level sets the maximum allowable rate increases for oil and refined products pipelines and is set by FERC every five years. Finally, the FERC issued a notice of inquiry requesting comments as to how FERC should address accumulated deferred income tax balances on the regulatory books of pipelines regulated by FERC as well as comments on any other effects of the 2017 Tax Cuts and Jobs Act. Many experts believe it is likely that the proposed rule concerning natural gas pipelines will be adopted as-is or in a form very close to what the FERC has proposed. As a result, many natural gas pipelines could be required to lower their transportation rates, either through the FERC process or because shippers may challenge their rates. In addition, oil and refined products pipelines may be forced to reduce rates in 2020 or may not be able to increase rates as previously expected. Finally, the notice of inquiry could result in additional adverse outcomes for pipeline owners, including potentially compensating shippers for the reduction in accumulated deferred income taxes resulting from either the lower corporate tax rate or the FERC’s policy change related to an MLP’s ability to recover an income tax allowance, which compensation could take the form of material cash payments. The Midstream MLPs and Midstream Companies that own the affected natural gas, oil or refined products pipelines could experience a material reduction in revenues and cash flows, which may in turn materially adversely affect their financial condition and results of operations. FERC may enact other regulations or issue further requests to pipelines which may lead to lower rates. Any such change could have an adverse impact on the financial condition, results of operations or cash flows of Midstream MLPs and Midstream Companies.

Depletion Risk

Energy reserves naturally deplete as they are produced over time, and to maintain or grow their revenues, companies engaged in the production of natural gas, natural gas liquids, crude oil and other energy commodities need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of these Energy Companies may be adversely affected if they are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline. If these Energy Companies fail to add reserves by acquiring or developing them, reserves and production will decline over time as they are produced. If an Energy Company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves or production levels. If an Energy Company, as a result of a material decline in commodity prices, has less operating cash flow to reinvest to develop or acquire reserves, it may not be able to add or maintain its reserves or production levels. During the most recent industry downturn, many Energy Companies significantly reduced capital expenditures to develop their acreage/undeveloped reserves. This reduction in activity levels resulted in declines in domestic production levels. Many Energy Companies were forced to monetize reserves or acreage to manage the balance sheets and maintain adequate liquidity levels. Some Energy Companies were forced to file for bankruptcy in an effort to restructure their balance sheets. These actions have had a negative impact on the operating results and financial performance for Midstream MLPs and Midstream Companies engaged in the transportation, storage, distribution and processing of production from such Energy Companies.

Reserve Risks

Energy Companies engaged in the production of natural gas, natural gas liquids and crude oil estimate the quantities of their reserves. If reserve estimates prove to be inaccurate, these companies’ reserves may be overstated, and no commercially productive amounts of such energy commodities may be discovered. Furthermore, drilling or other exploration activities, may be curtailed, delayed, or cancelled as a result of low commodity prices, unexpected conditions or miscalculations, title problems, pressure or irregularities in formations, equipment failures or accidents, adverse weather conditions, compliance with environmental and other governmental requirements and cost of, or shortages or delays in the availability of, drilling rigs and other exploration equipment. In addition, there are many operational risks and hazards associated with the development of the underlying properties, including natural disasters, blowouts, explosions, fires, leakage of such energy commodities, mechanical failures, cratering, and pollution.

Catastrophic Event Risk

Energy Companies operating in the Midstream/Energy Sector are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, train wrecks, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment (such as those suffered by BP’s Deepwater Horizon drilling platform in the Macondo oil spill or spills by various onshore oil pipelines) and terrorist acts. The U.S. government has issued warnings that Energy Assets, specifically domestic energy infrastructure (e.g. pipelines), may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of certain assets owned by such Energy Company. Energy Companies operating in the Midstream/Energy Sector may not be fully insured against all risks inherent in their business operations and, therefore, accidents and catastrophic events could adversely affect such companies’ financial condition and ability to pay distributions to unitholders or shareholders. We expect that increased governmental regulation to mitigate such catastrophic risk, such as the recent oil spills referred to above, could increase insurance premiums and other operating costs for Energy Companies.

Acquisition Risk

The abilities of Energy Companies to grow and to increase cash distributions to unitholders can be highly dependent on their ability to make acquisitions that result in an increase in cash flows. In the event that Energy Companies are unable to make such accretive acquisitions because they are unable to identify attractive acquisition candidates and negotiate acceptable purchase contracts, because they are unable to raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors, their future growth and ability to raise distributions will be limited (or in certain circumstances, their ability to maintain distributions). Furthermore, even if Energy Companies do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in cash flow. Any acquisition involves risks, including, among other things: mistaken assumptions about volumes, revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management’s attention from other business concerns; unforeseen difficulties operating in new product or geographic areas; and customer or key employee losses at the acquired businesses.

Affiliated Party Risk

Certain Energy Companies (particularly certain MLPs) are dependent on their parents or sponsors for a majority of their revenues. Any failure by such company’s parents or sponsors to satisfy their payments or obligations would impact such company’s revenues and cash flows and ability to make interest payments and distributions.

Contract Rejection/Renegotiation Risk

Midstream MLPs and Midstream Companies are also subject to the credit risk of their customers. For example, many Energy Companies that explore for and produce oil, natural gas and natural gas liquids filed for bankruptcy in the last few years as a result of the downturn in commodity prices. During the bankruptcy process, the debtor Energy Company may be able to reject a contract that it has with a Midstream MLP or Midstream Company that provides services for the debtor, which services could include gathering, processing, transporting, fractionating or storing the debtor Energy Company’s production. If a contract is successfully rejected during bankruptcy, the affected Midstream MLP or Midstream Company will have an unsecured claim for damages but will likely only recover a portion of its claim for damages and may not recover anything at all. A Midstream MLP, Midstream Company or Other Energy Company that provides services to a company that is in financial distress could experience a material adverse impact to its financial performance and results of operations.

Master Limited Partnership Risks

In addition to the risks summarized herein, an investment in MLP units involves certain risks, which differ from an investment in the securities of a corporation. Limited partners of MLPs, unlike investors in the securities of a corporation, have limited voting rights on matters affecting the partnership and generally have no rights to elect the directors of the general partner. In addition, conflicts of interest exist between limited partners and the general partner, including those arising from incentive distribution payments, and the general partner does not generally have any duty to the limited partners beyond a “good faith” standard. For example, over the last few years there have been several “simplification” transactions in which the incentive distribution rights were eliminated by either (i) a purchase of the outstanding MLP units by the general partner or (ii) by the purchase of the incentive distribution rights by the MLP. These simplification transactions present a conflict of interest between the general partner and the MLP and may be structured in a way that is unfavorable to the MLP. There are also certain tax risks associated with an investment in MLP units.

Sector Specific Risks

Energy Companies are also subject to risks that are specific to the sector in which they operate.

Midstream

Midstream MLPs and Midstream Companies are subject to supply and demand fluctuations in the markets they serve, which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others. These supply and demand fluctuations could impact the aggregate volumes that are handled by Midstream Companies in North America or could impact supply flow patterns within North America, which could disproportionately impact certain Midstream Assets in one geographic area relative to other geographic areas. Further, Midstream MLPs and Midstream Companies are exposed to the natural declines in the production of the oil and gas fields they serve. Gathering and processing assets are most directly impacted by production declines, as volumes will decline if new wells are not drilled and connected to a system, but all Midstream Assets could potentially be negatively impacted by production declines. For example, as a result of a substantial increase in new Midstream Assets built over the last five years, several domestic shale basins have excess capacity to take supply to end-user markets. This excess capacity can lead to increased competition between Midstream MLPs and Midstream Companies and lower rates for services provided, which would have a negative impact on the operating results and financial performance for these companies. Further, many newly constructed Midstream Assets are underpinned by contracts that contain minimum volume commitments for a period of years (typically five to ten years). If volumes are below the level of the minimum volume commitment at the time such commitments expire and/or the rates are above prevailing market rates, the Midstream MLP or Midstream Company that owns the impacted Midstream Assets will experience a negative impact to its operating results and financial performance. In addition, some gathering and processing contracts subject the owner of such assets to direct commodity price risk.

Marine Transportation

Energy Companies with marine transportation assets are exposed to many of the same risks as Other Energy Companies. In addition, the highly cyclical nature of the marine transportation industry may lead to volatile changes in charter rates and vessel values, which may adversely affect the revenues, profitability and cash flows of such companies in our portfolio. Fluctuations in charter rates result from changes in the supply and demand for vessel capacity and changes in the supply and demand for certain energy commodities. Changes in demand for transportation of commodities over longer distances and supply of vessels to carry those commodities may materially affect revenues, profitability and cash flows. The value of marine transportation vessels may fluctuate and could adversely affect the value of marine transportation company securities in our portfolio. Declining marine transportation values could affect the ability of marine transportation companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting such company’s liquidity. Marine transportation company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with marine transportation shipping lanes and result in market disruptions and a significant reduction in cash flow for the marine transportation companies in our portfolio.

Exploration and Production

Energy Companies that own oil and gas reserves are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. Substantial downward adjustments in reserve estimates could have a material adverse effect on the value of such reserves and the financial condition of such company. In addition, due to natural declines in reserves and production, energy companies must economically find or acquire and develop additional reserves in order to maintain and grow their production levels and cash flow. Certain Energy Companies that own oil and gas reserves cannot acquire additional resources. Consequently, production and cash flow for these companies will decline over time as these reserves are produced.

Refining

Energy Companies that operate refining assets are subject to many of the same risks as Other Energy Companies that operate Midstream Assets. In addition, the fluctuations in commodity prices and the price relationship between certain commodities (for instance, the price of crude oil and the price of gasoline) will impact the financial results of Energy Companies that operate refining assets.

Coal

Energy Companies with coal assets are subject to supply and demand fluctuations in the markets they serve, which will be impacted by a wide range of domestic and foreign factors including fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, declines in production, mining accidents or catastrophic events, health claims and economic conditions, among others. In light of increased state and federal regulation, it has been increasingly difficult to obtain and maintain the permits necessary to mine coal. Further, such permits, if obtained, have increasingly contained more stringent, and more difficult and costly to comply with, provisions relating to environmental protection.

Utilities/Yieldcos

In addition to the risks of investing in other Energy Companies, investments in those Energy Companies, also known as Utilities, that provide electric power generation (including renewable energy), transmission and distribution, are subject to additional specific risks, including dependence on a specified fuel source, the transportation of fuel, changes in electricity and fuel usage, availability of competitively priced alternative energy sources, changes in generation efficiency, changes in tax law impacting renewable energy investment and lack of sufficient capital to maintain facilities. In addition, Utilities are highly regulated at the state and federal level and, for many Utilities, the rates that they can charge their customers are limited and may be changed by state utility commissions or by the FERC. There are also Energy Companies, which are sometimes referred to as Yieldcos, which are formed to own renewable and/or conventional power assets with long-term contracts. Yieldcos face many of the same risks as MLPs when it comes to maintaining and growing their distributions, and they also face risks specific to Utilities. Utilities and Yieldcos, like other Energy Companies that are purchased for their distributions, are sensitive to interest rates, and tend to decline in value when rates increase.

Dependence on Limited Number of Customers and Suppliers

Midstream MLPs and Midstream Companies in which we may invest depend upon a limited number of customers for a majority of their revenue. Similarly, certain Midstream MLPs and Midstream Companies in which we may invest depend upon a limited number of suppliers of goods or services to continue their operations. The most recent downturn in the energy industry put significant pressure on a number of these customers and suppliers. The loss of any such customers or suppliers, including through bankruptcy, could materially adversely affect such Midstream MLPs’ and Midstream Companies’ results of operation and cash flow, and their ability to make distributions to equity holders could therefore be materially adversely affected.

Capital Markets Risk

Financial markets are volatile, and Energy Companies may not be able to obtain new debt or equity financing on attractive terms or at all. For example, the downturn in commodity prices over the last few years negatively impacted the ability of Energy Companies to raise capital, and equity capital in particular, at attractive levels, and these challenges remain even though crude oil and natural gas liquids prices have increased significantly since the lows of February 2016. Downgrades of the debt of Energy Companies by rating agencies during times of distress could exacerbate this challenge. In addition, downgrades of the credit ratings of Energy Companies by ratings agencies may increase the cost of borrowing under the terms of an Energy Company’s credit facility, and a downgrade from investment grade to below investment may cause an Energy Company to be required to post collateral (or additional collateral) by its contractual counterparties, which could reduce the amount of liquidity available to such Energy Company and increase its need for additional funding sources. If funding is not available when needed, or is available only on unfavorable terms, Energy Companies may have to reduce their distributions (and many have done so over the last few years) to manage their funding needs and may not be able to meet their obligations, which may include multi-year capital expenditure commitments, as they come due. Moreover, without adequate funding, many Energy Companies will be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

Political Instability Risk

The Energy Companies in which we may invest are subject to disruption as a result of terrorist activities, war, and other geopolitical events, including the upheaval in the Middle East or other energy producing regions. The U.S. government has issued warnings that Energy Assets, specifically those related to pipeline and other energy infrastructure, production facilities and transmission and distribution facilities, may be targeted in future terrorist attacks. Internal unrest, acts of violence or strained relations between a government and energy companies or other governments may affect the operations and profitability of Energy Companies, particularly marine transportation companies, in which we invest. Political instability in other parts of the world may also cause volatility and disruptions in the market for the securities of Energy Companies, even those that operate solely in North America. For example, President Trump has recently announced the imposition of tariffs of 25% on steel imports and 10% on aluminum imports into the United States pursuant to authority granted under Section 232 of the Trade Expansion Act of 1962. These tariffs may be subject to exemptions, but which countries may be exempt (and to what extent) is currently unknown. The steel tariffs could increase the cost of construction of pipelines, processing plants and other Midstream Assets for Midstream MLPs and Midstream Companies, which could have a material adverse effect on their financial performance and results of operations. Further steel tariffs could increase the cost of drilling and completing new wells for Energy Companies, which could have a material adverse effect on returns, the pace of developing acreage and the financial performance and operating results for such companies. Furthermore, countries outside of the United States have announced their intention to retaliate should they not be exempt from these tariffs. There are many ways in which such retaliation could negatively impact Energy Companies, including, for example, any retaliatory policies that negatively impact the supply of or demand for commodities or that make it more difficult or costly to export commodities.

Weather Risks

Weather conditions and the seasonality of weather patterns play a role in the cash flows of certain Energy Companies. Midstream MLPs in the propane industry, for example, rely on the winter heating season to generate almost all of their cash flow. In an unusually warm winter season, propane Midstream MLPs experience decreased demand for their product. Although most Energy Companies can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as the hurricanes that severely damaged cities along the U.S. Gulf Coast in the last 15 years, demonstrate that no amount of preparation can protect an Energy Company from the unpredictability of the weather. The damage done by extreme weather also may serve to increase insurance premiums for Energy Assets owned by Energy Companies, could significantly increase the volatility in the supply of energy-related commodities and could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.

Cash Flow Risk

A substantial portion of the cash flow received by us is derived from our investment in equity securities of MLPs and Midstream Companies. The amount of cash that an MLP or Midstream Company has available to service its debt obligations and pay distributions to its equity holders depends upon the amount of cash flow generated from the company’s operations. Cash flow from operations will vary from quarter to quarter and is largely dependent on factors affecting the company’s operations and factors affecting the energy industry in general. Large declines in commodity prices (such as those experienced from mid-2014 to early 2016) can result in material declines in cash flow from operations. In addition to the risk factors described herein, other factors which may reduce the amount of cash an Energy Company has available to pay its debt and equity holders include increased operating costs, maintenance capital expenditures, acquisition costs, expansion or construction costs and borrowing costs (including increased borrowing costs as a result of additional collateral requirements as a result of ratings downgrades by credit agencies). Further, covenants in debt instruments issued by Energy Companies in which we intend to invest may restrict distributions to equity holders or, in certain circumstances, may not allow distributions to be made to equity holders. In addition, access to the capital markets (or lack thereof) to finance growth initiatives can impact the amount of cash an MLP, Midstream Company or Other Energy Company elects to distribute to its equity holders. Finally, the acquisition of an Energy Company by an acquiror with a lower yield could result in lower distributions to the equity holders of the acquired Energy Company. These kind of transactions have become more prevalent in recent years. To the extent Energy Companies that we own reduce their distributions to equity holders, this will result in reduced levels of net distributable income and can cause us to reduce our distributions. For example, the Fund has reduced its distribution three times since December 2015 for a cumulative reduction of 41%, partly in response to lower distributions from the Energy Companies that we own, and partly as a result of sales of securities to manage our leverage levels. See “—Risks Related to Our Business and Structure—Use of Leverage.” Currently, our net distributable income is below our annualized distribution of $1.20 per share. Over time, we expect that our distribution level will generally track net distributable income. Accordingly, if our net distributable income does not increase (or is not projected to increase) to a level that supports our distribution, the Board of Directors may reduce the distribution again.

Concentration Risk

Our investments are concentrated in the Midstream/Energy Sector. The focus of our portfolio on specific industries within the Midstream/Energy may present more risks than if our portfolio were broadly diversified over numerous sectors of the economy. A downturn in one or more industries within the Midstream/Energy Sector would have a larger impact on us than on an investment company that does not concentrate in the Midstream/Energy Sector. The performance of securities in the Midstream/Energy Sector may lag the performance of other industries or the broader market as a whole. To the extent that we invest a relatively high percentage of our assets in the obligations of a limited number of issuers, we may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

Interest Rate Risk

Valuations of securities in which we invest are based on numerous factors, including sector and business fundamentals, management expertise, and expectations of future operating results. Most of the securities in which we invest pay quarterly dividends/distributions to investors and are viewed by investors as yield-based investments. As a result, yields for these securities are also susceptible, in the short-term, to fluctuations in interest rates and the equity prices of such securities may decline when interest rates rise. Because we invest in these equity securities, our net asset value and the asset coverage ratios on our senior securities may decline if interest rates rise.

Non-Diversification Risk

We are a non-diversified, closed-end investment company under the 1940 Act. Although we may invest a relatively high percentage of our assets in a limited number of issuers, in order to qualify as a RIC for federal income tax purposes, we must diversify our holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of our total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. As of February 28, 2018, we held investments in approximately 45 issuers.

Inflation / Deflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of our common stock and distributions that we pay declines. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with our use of leverage would likely increase. Deflation risk is the risk that prices throughout the economy decline over time — the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of our portfolio.

Risk of Conflicting Transactions by the Investment Adviser

Kayne Anderson manages portfolios of other investment companies and client accounts that invest in similar or the same securities as the Fund. It is possible that Kayne Anderson would effect a purchase of a security for us when another investment company or client account is selling that same security, or vice versa. Kayne Anderson will use reasonable efforts to avoid adverse impacts on the Fund’s transactions as a result of those other transactions, but there can be no assurances that adverse impacts will be avoided.

Tax Risks

Tax Risks of Investing in Equity Securities of MLPs

Our ability to meet our investment objective will depend, in part, on the level of taxable income and distributions and dividends we receive from the MLP securities in which we invest, a factor over which we have no control. The benefit we derive from our investment in MLPs is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. As a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would likely be reduced and distributions received by us would also be reduced, which would reduce our net distributable income. During the last three years, “roll-up” transactions, in which a sponsor acquires the outstanding units of its subsidiary MLP, have become more common, and when the sponsor is a corporation, these transactions have been taxable and resulted in the MLP unitholders becoming shareholders in a corporation. If assets historically owned by MLPs continue to migrate into corporations, by way of roll-up transactions or other merger or acquisition transactions, our net distributable income would likely be reduced. Additionally, treatment of an MLP as a corporation for federal income tax purposes, or a transfer in ownership of MLP assets to corporations, would likely result in a reduction in the after-tax return to you.

The 2017 Tax Cuts and Jobs Act did not eliminate the treatment of MLPs as “pass through entities,” but it did impose certain limitations on the deductibility of interest expense that could result in less deduction being passed through to us as the owner of an MLP. Furthermore, we cannot predict the likelihood that future legislation will result in MLPs no longer being treated as partnerships for tax purposes or result in a material increase in the amount of taxable income that we are allocated from the MLP securities in which we invest.

Tax Law Change Risk

Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect us or the Energy Companies in which we invest. Any such changes could negatively impact the holders of our securities. Legislation could also negatively impact the amount and tax characterization of distributions received by our common stockholders.

Risks Associated With an Investment in Non-U.S. Companies

Non-U.S. Securities Risk

Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in currency exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; greater price volatility and illiquidity; different trading and settlement practices; less governmental supervision; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; confiscatory taxation; and different accounting, auditing and financial recordkeeping standards and requirements.

Non-U.S. Currency Risk

Because we invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/United States dollar exchange rate may affect the value of our securities and the unrealized gain or loss of investments.

Equity Securities Risk

The vast majority of our assets is invested in equity securities of MLPs and Midstream Companies. Such securities are subject to general movements in the stock market and a significant drop in the stock market may depress the price of securities to which we have exposure. Equity securities prices fluctuate for several reasons, including changes in the financial condition of a particular issuer, investors’ perceptions of Energy Companies, investors’ perceptions of the Midstream/Energy Sector, the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, Energy Company equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments (or reduces the amount of such payments) because, among other reasons, the issuer experiences a decline in its financial condition. In general, the equity securities of MLPs that are publicly traded partnerships tend to be less liquid than the equity securities of corporations, which means that we could have difficulty selling such securities at the time and price we would like.

Small Capitalization Risk

Certain of the Energy Companies in which we invest may have comparatively smaller capitalizations than other companies whose securities are included in major benchmarked indices. Investing in the securities of smaller Energy Companies presents some unique investment risks. These Energy Companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger Energy Companies and may be more vulnerable to adverse general market or economic developments. Stocks of smaller Energy Companies may be less liquid than those of larger Energy Companies and may experience greater price fluctuations than larger Energy Companies. In addition, small-cap securities may not be widely followed by the investment community, which may result in reduced demand. This means that we could have greater difficulty selling such securities at the time and price that we would like.

Debt Securities Risks

Debt securities in which we invest are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk and other risks, depending on the quality and other terms of the debt security.

Credit Risk

An issuer of a debt security may be unable to make interest payments and repay principal. We could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade in the credit rating of a security by rating agencies may further decrease its value. Additionally, we may purchase a debt security that has payment-in-kind interest, which represents contractual interest added to the principal balance and due at the maturity date of the debt security in which we invest. It is possible that by effectively increasing the principal balance payable or deferring cash payment of such interest until maturity, the use of payment-in-kind features will increase the risk that such amounts will become uncollectible when due and payable.

Below Investment Grade and Unrated Debt Securities Risk

Below investment grade debt securities (commonly referred to as “junk bonds” or “high yield bonds”) are rated Ba1 or less by Moody’s, BB+ or less by Fitch or Standard & Poor’s, or comparably rated by another rating agency. Below investment grade and unrated debt securities generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater yield and price volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default.

In addition, the prices of these below investment grade and other unrated debt securities in which we may invest are more sensitive to negative developments, such as a decline in the issuer’s revenues or profitability or a general economic downturn, than are the prices of higher grade securities. Below investment grade and unrated debt securities tend to be less liquid than investment grade securities, and the market for below investment grade and unrated debt securities could contract further under adverse market or economic conditions. In such a scenario, it may be more difficult for us to sell these securities in a timely manner or for as high a price as could be realized if such securities were more widely traded. The market value of below investment grade and unrated debt securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates. In the event of a default by a below investment grade or unrated debt security held in our portfolio in the payment of principal or interest, we may incur additional expense to the extent we are required to seek recovery of such principal or interest. For a further description of below investment grade and unrated debt securities and the risks associated therewith, see “Proposal One: Reorganization—Investment Objective and Policies of KMF”.

Prepayment Risk

Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument’s stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance its debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in our portfolio are called or redeemed, we may be forced to reinvest in lower yielding securities.

Interest Rate Risk for Debt and Equity Securities

Debt securities, and equity securities that pay dividends and distributions, have the potential to decline in value, sometimes dramatically, when interest rates rise or are expected to rise. In general, the values or prices of debt securities vary inversely with interest rates. The change in a debt security’s price depends on several factors, including its maturity. Generally, debt securities with longer maturities are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms).

Risks Associated with Investing in Initial Public Offerings (“IPOs”)

Securities purchased in IPOs are often subject to the general risks associated with investments in companies with small market capitalizations and, at times, are magnified. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time, or from time to time, we may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to us. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Our investment performance during periods when we are unable to invest significantly or at all in IPOs may be lower than during periods when we are able to do so. IPO securities may be volatile, and we cannot predict whether investments in IPOs will be successful. As we grow in size, the positive effect of IPO investments on the Fund may decrease.

Risks Associated with a Private Investment in a Public Entity (“PIPE”) Transaction

PIPE investors purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. Because the sale of the securities is not registered under the Securities Act of 1933, as amended (the “Securities Act”), the securities are

“restricted” and cannot be immediately resold by the investors into the public markets. Until we can sell such securities into the public markets, our holdings will be less liquid, and any sales will need to be made pursuant to an exemption under the Securities Act. We may purchase equity securities in a PIPE transaction that are structured as common equity that pay distributions in kind for a period of time (the “PIK period”) or as convertible preferred equity (that may also pay distributions in kind). The issuers of these securities may not be able to pay us distributions in cash after the PIK period. Further, at the time a convertible preferred equity investment becomes convertible into common equity, the common equity may be worth less than the conversion price, which would make it uneconomic to convert into common equity and, as a result, significantly reduce the liquidity of the investment.

Privately Held Company Risk

Investing in privately held companies involves risk. For example, privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, we may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which we invest. In addition, the securities of privately held companies are generally illiquid, and entail the risks described under “—Liquidity Risk.”

Liquidity Risk

Securities with limited trading volumes may display volatile or erratic price movements. Kayne Anderson is one of the largest investors in MLPs and Midstream Companies. Thus, it may be more difficult for us to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by us in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when we believe it is desirable to do so. These securities are also more difficult to value, and Kayne Anderson’s judgment as to value will often be given greater weight than market quotations, if any exist. Investment of our capital in securities that are less actively traded or over time experience decreased trading volume may restrict our ability to take advantage of other market opportunities.

We also invest in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act, unless an exemption from such registration is available. Restricted securities may be more difficult to value, and we may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, we, where we have contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. We would, in either case, bear the risks of any downward price fluctuation during that period. The difficulties and delays associated with selling restricted securities could result in our inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible.

Our investments in restricted securities may include investments in private companies. Such securities are not registered under the Securities Act until the company becomes a public company. Accordingly, in addition to the risks described above, our ability to dispose of such securities on favorable terms would be limited until the portfolio company becomes a public company.

Portfolio Turnover Risk

We anticipate that our annual portfolio turnover rate will range between 20% and 50%, but the rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in KAFA’s execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, including taxes related to realized gains, that are borne by us. It could also result in an acceleration of realized gains on portfolio securities held by us. See “Proposal One: Reorganization—Investment Objective and Policies of KMF—Investment Practices—Portfolio Turnover.”

Derivatives Risk

We may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income, interest rate and currency indices, and other financial instruments, enter into total return swaps and various interest rate transactions such as swaps. We also may purchase derivative investments that combine features of these instruments. The use of derivatives has risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on our ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives may result in losses greater than if they had not been used, may require us to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment or may cause us to hold a security that we might otherwise sell. Additionally, amounts paid by us as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to us for investment purposes.

During the fiscal year ended November 30, 2017, we wrote covered call options. The fair value of these derivative instruments, measured on a weekly basis, was less than 1% of our total assets during fiscal 2017. In prior years, we have written covered call options and entered into interest rate swaps. We expect to continue to utilize derivative instruments in a manner similar to our activity during fiscal 2017. We will not allow the fair value of our derivative instruments to exceed 25% of total assets.

We have written covered calls in the past and may do so in the future. As the writer of a covered call option, during the option’s life we give up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but we retain the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when we seek to close out an option position. If trading were suspended in an option purchased by us, we would not be able to close out the option. If we were unable to close out a covered call option that we had written on a security, we would not be able to sell the underlying security unless the option expired without exercise.

Depending on whether we would be entitled to receive net payments from the counterparty on an interest rate swap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of our common stock. In addition, at the time an interest rate transaction reaches its scheduled termination date, there is a risk that we would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of our common stock. If we fail to maintain any required asset coverage ratios in connection with any use by us of our debt securities, revolving credit facility and other borrowings (collectively, our “Borrowings”) and our preferred stock (together with our Borrowings, “Leverage Instruments”), we may be required to redeem or prepay some or all of the Leverage Instruments. Such redemption or prepayment would likely result in our seeking to terminate early all or a portion of any swap or cap transactions. Early termination of a swap could result in a termination payment by or to us.

We segregate liquid assets against or otherwise cover our future obligations under such swap transactions, in order to provide that our future commitments for which we have not segregated liquid assets against or otherwise covered, together with any outstanding Borrowings, do not exceed 33 1/3% of our total assets less liabilities (other than the amount of our Borrowings). In addition, such transactions and other use of Leverage Instruments by us are subject to the asset coverage requirements of the 1940 Act, which generally restrict us from engaging in such transactions unless the value of our total assets less liabilities (other than the amount of our Borrowings) is at least 300% of the principal amount of our Borrowings and the value of our total assets less liabilities (other than the amount of our Leverage Instruments) are at least 200% of the principal amount of our Leverage Instruments.

Short Sales Risk

Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

Our obligation to replace a borrowed security is secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. We also are required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which we borrowed the security regarding payment over of any payments received by us on such security, we may not receive any payments (including interest) on the collateral deposited with such broker-dealer.

Risks Related to Our Business and Structure

Use of Leverage

We currently utilize Leverage Instruments and intend to continue to do so. Under normal market conditions, our policy is to utilize Leverage Instruments in an amount that represents approximately 30% of our total assets, including proceeds from such Leverage Instruments (which equates to approximately 43% of our net asset value as of February 28, 2018). Notwithstanding this policy, based on market conditions at such time, we may use Leverage Instruments in amounts greater than our policy (to the extent permitted by the 1940 Act) or less than our policy. As of February 28, 2018, our Leverage Instruments represented approximately 30% of our total assets. Leverage Instruments have seniority in liquidation and distribution rights over our common stock.

As of February 28, 2018, we had $91 million of Notes outstanding and 1,400,000 Mandatory Redeemable Preferred (“MRP”) Shares ($35 million aggregate liquidation preference) outstanding. As of February 28, 2018, we had $1 million of borrowings outstanding under our term loan and no borrowings outstanding under our credit facility. Our revolving credit facility matures on November 9, 2018, and our term loan matures on July 25, 2019. Our Notes and MRP Shares have maturity dates and mandatory redemption dates ranging from 2021 to 2023. If we are unable to renew or refinance our credit facility or term loan prior to maturity or if we are unable to refinance our Notes or MRP Shares as they mature, we may be forced to sell securities in our portfolio to repay debt or MRP Shares as they mature. If we are required to sell portfolio securities to repay outstanding debt or MRP Shares as they mature or to maintain asset coverage ratios, such sales may be at prices lower than what we would otherwise realize if we were not required to sell such securities at such time. Additionally, we may be unable to refinance our debt or MRP Shares or sell a sufficient amount of portfolio securities to repay debt or MRP Shares as they mature or to maintain asset coverage ratios, which could cause an event of default on our debt securities or MRP Shares.

Leverage Instruments constitute a substantial lien and burden by reason of their prior claim against our income and against our net assets in liquidation. The rights of lenders to receive payments of interest on and repayments of principal of any Borrowings are senior to the rights of holders of common stock and preferred stock, with respect to the payment of distributions or upon liquidation. We may not be permitted to declare dividends and distributions with respect to common stock or preferred stock or purchase common stock or preferred stock unless at such time, we meet certain asset coverage requirements and no event of default exists under any Borrowing. In addition, we may not be permitted to pay distributions on common stock unless all dividends on the preferred stock and/or accrued interest on Borrowings have been paid, or set aside for payment.

In an event of default under any Borrowing, the lenders have the right to cause a liquidation of collateral (i.e., sell MLP units and other of our assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well. If an event of default occurs or in an effort to avoid an event of default, we may be forced to sell securities at inopportune times and, as a result, receive lower prices for such security sales. We may also incur prepayment penalties on Notes and MRP Shares that are redeemed prior to their stated maturity dates or mandatory redemption dates.

Certain types of leverage, including the Notes and MRP Shares, subject us to certain affirmative covenants relating to asset coverage and our portfolio composition. In a declining market, we may need to sell securities in our portfolio to maintain asset coverage ratios, which would impact the distributions to us, and as a result, our cash available for distribution to common stockholders. For example, from August 31, 2014 to April 30, 2016, we reduced our total debt by $213 million and total MRP Shares by $70 million in order to maintain our asset coverage ratios. The decline in cash distributions to us resulting from securities sales to fund this reduction in leverage was one of the factors leading to the reduction in our distribution to common stockholders in January 2016 and April 2016. While we believe maintaining our asset coverage ratios and selling portfolio securities was the prudent course of action, it is unlikely that we would have elected to sell securities at the time had we not had leverage. Furthermore, because we repaid certain of our Notes and MRP Shares prior to their stated maturities or mandatory redemption dates, we incurred prepayment penalties. By continuing to utilize Notes and MRP Shares, we may again be forced to sell securities at an inopportune time in the future to maintain asset coverage ratios and may be forced to pay additional prepayment penalties on our Notes and MRP Shares. Our Notes and MRP Shares also may impose special restrictions on our use of various investment techniques or strategies or in our ability to pay distributions on common stock and preferred stock in certain instances. In addition, we are subject to certain negative covenants relating to transactions with affiliates, mergers and consolidation, among others. We are also subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which issue ratings for Leverage Instruments issued by us. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Kayne Anderson does not believe that these covenants or guidelines will impede it from managing our portfolio in accordance with our investment objective and policies.

Interest Rate Hedging Risk

We may hedge against interest rate risk resulting from our leveraged capital structure. We do not intend to hedge interest rate risk of our portfolio holdings. Interest rate transactions that we may use for hedging purposes will expose us to certain risks that differ from the risks associated with our portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps and similar techniques, the cost of which can be significant. In addition, our success in using hedging instruments is subject to KAFA’s ability to predict correctly changes in the relationships of such hedging instruments to our leverage risk, and there can be no assurance that KAFA’s judgment in this respect will be accurate. To the extent there is a decline in interest rates, the value of interest rate swaps could decline, and result in a decline in the net asset value of our common stock (and asset coverage ratios for our senior securities). In addition, if the counterparty to an interest rate swap or cap defaults, we would not be able to use the anticipated net receipts under the interest rate swap to offset our cost of financial leverage.

Tax Risks

In addition to other risk considerations, an investment in our common stock will involve certain tax risks, including, but not limited to, the risks summarized below and discussed in more detail in this prospectus. The federal, state, local and foreign tax consequences of an investment in and holding of our common stock will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect them.

We cannot assure you what percentage of the distributions paid on our common stock will be treated as qualified dividend income ordinary income, capital gains or return of capital or what the tax rates on various types of income or gain will be in future years. New legislation could negatively impact the amount and tax characterization of distributions received by our common stockholders. Under current law, qualified dividend income and capital gains received by individual stockholders is taxed at a maximum federal tax rate of 20% for individuals, provided a holding period requirement and certain other requirements are met. In addition, currently a 3.8% federal tax on net investment income (the “Tax Surcharge”) generally applies to dividend income and net capital gains for taxpayers whose adjusted gross income exceeds $200,000 for single filers or $250,000 for married joint filers. Prior to the December 22, 2017 enactment of the 2017 Tax Cuts and Jobs Act, certain legislative proposals called for the elimination of tax incentives widely used by oil, gas and coal companies and the imposition of new fees on certain energy producers. We cannot predict whether such proposals will resurface, and the elimination of such tax incentives and imposition of such fees could adversely affect MLPs in which we invest and the energy sector generally.

Failure to Qualify as a Regulated Investment Company

To qualify as a RIC under the Code, we must meet certain income source, asset diversification and annual distribution requirements. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net tax-exempt interest, if any, to our stockholders on an annual basis. Any Leverage Instruments currently outstanding or that we issue in the future would subject us to certain asset coverage ratio requirements under the 1940 Act as an investment company, and we may be subject to financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to income tax as an ordinary corporation.

To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each quarter of each taxable year. In particular, in order to meet the asset diversification requirement for a RIC, we must diversify our holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of our total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of our total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, the securities (other than the securities of other RICs) of any two or more issuers that we control (by owning 20% or more of their voting power) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. Furthermore, we may only directly invest up to but not more than 25% of our total assets in equity or debt securities of MLPs. This limit does not apply to securities issued by MLP Affiliates, which are not treated as publicly traded partnerships for U.S. federal income tax purposes.

To qualify as a RIC, we must also meet certain income source requirements. In order to meet the income source requirement for a RIC, at least 90% of our gross income in each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to our business of investing in such stock, securities, or currencies and net income derived from interests in qualified publicly traded partnerships. Income derived from a partnership (other than a qualified publicly traded partnership) is treated for purposes of the 90% gross income test as if the income of the partnership was earned directly by the RIC. We may invest in certain equity securities issued by non-traded limited partnerships, and income earned with respect to such partnerships may not be qualifying income for purposes of the 90% gross income test. Although we do not anticipate income from our direct investments in the equity securities of non-traded limited partnerships to exceed the limits set forth above, we cannot be certain that this will be the case. Failure to comply with the 90% gross income test may result in our having to dispose of certain investments at times we would not consider advantageous in order to prevent the loss of RIC status. Any such dispositions could be made at disadvantageous prices and may result in substantial losses.

If, in any year, we fail to qualify as a RIC for any reason, we would be taxed as an ordinary corporation and would become (or remain) subject to federal and perhaps state corporate income tax. The federal maximum income tax rate on corporations was recently lowered to 21%. The resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders. In such circumstances, we could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special treatment. In such case, distributions to our common stockholders generally would be eligible (i) for treatment as qualified dividend income in the case of individual stockholders, and (ii) for the dividends-received deduction in the case of corporate stockholders, provided certain holding period requirements were satisfied.

Tax Risks of Investing in our Securities

A reduction in the return of capital portion of the distributions that we receive from our portfolio investments or an increase in our earnings and profits and portfolio turnover may reduce that portion of our distribution treated as a tax-deferred return of capital and increase that portion treated as a dividend, resulting in lower after-tax distributions and dividends to our common and preferred stockholders. See “Proposal One: Reorganization—Certain Federal Income Tax Matters.”

Other Tax Risks

As a limited partner in the MLPs in which we invest, we will be allocated our distributive share of income, gains, losses, deductions and credits from those MLPs. Historically, a significant portion of income from such MLPs has been offset by tax deductions. The percentage of an MLP’s income and gains which is offset by tax deductions, losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in our portfolio could result in a reduction in the depreciation deduction passed through to us, which may, in turn, result in a higher percentage of the distribution we pay to you being characterized as a dividend rather than return of capital. In addition, changes to the tax code that impact the amount of income, gain, deduction or loss that is passed through to us from the MLP securities in which we invest (for example through changes to the deductibility of interest expense or changes to how capital expenditures are depreciated) may also result in a higher percentage of the distribution we pay to you being characterized as a dividend rather than return of capital. For example, the 2017 Tax Cuts and Jobs Act imposed certain limitations on the deductibility of interest expense that could result in less deduction being passed through to us as the owner of an MLP that is impacted by such limitations. Upon the sale of an MLP security, we may generate capital gains, and if an MLP in our portfolio is acquired by another Energy Company in a transaction treated as a sale for federal income tax purposes, including in a “roll-up” transaction, we will not have control of the timing of when we generate for such gains.

We rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated unrealized gains. Such estimates are made in good faith. From time to time, as new information becomes available, we may modify our estimates or assumptions.

Management Risk; Dependence on Key Personnel of Kayne Anderson

Our portfolio is subject to management risk because it is actively managed. KAFA applies investment techniques and risk analyses in making investment decisions for us, but there can be no guarantee that they will produce the desired results.

We depend upon Kayne Anderson’s key personnel for our future success and upon their access to certain individuals and investments in the MLP and Midstream Energy industries. In particular, we depend on the diligence, skill and network of business contacts of our portfolio managers, who evaluate, negotiate, structure, close and monitor our investments. These individuals manage a number of investment vehicles on behalf of Kayne Anderson and, as a result, do not devote all of their time to managing us, which could negatively impact our performance. Furthermore, these individuals do not have long-term employment contracts with Kayne Anderson, although they do have equity interests and other financial incentives to remain with Kayne Anderson. For a description of Kayne Anderson, see “Proposal One: Reorganization—Management—Investment Adviser.” We also depend on the senior management of Kayne Anderson. The departure of any of our portfolio managers or the senior management of Kayne Anderson could have a material adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that KAFA will remain our investment adviser or that we will continue to have access to Kayne Anderson’s industry contacts and deal flow.

Conflicts of Interest of Kayne Anderson

Conflicts of interest may arise because Kayne Anderson and its affiliates generally carry on substantial investment activities for other clients in which we will have no interest. Kayne Anderson or its affiliates may have financial incentives to favor certain of such accounts over us. Any of their proprietary accounts and other customer accounts may compete with us for specific trades. Kayne Anderson or its affiliates may buy or sell securities for us which differ from securities bought or sold for other accounts and customers, even though their investment objectives and policies may be similar to ours. Situations may occur when we could be disadvantaged because of the investment activities conducted by Kayne Anderson or its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for us and the other accounts, thereby limiting the size of our position, or the difficulty of liquidating an investment for us and the other accounts where the market cannot absorb the sale of the combined position.

Our investment opportunities may be limited by affiliations of Kayne Anderson or its affiliates with Energy Companies. In addition, to the extent that Kayne Anderson sources and structures private investments in Energy Companies, certain employees of Kayne Anderson may become aware of actions planned by such Energy Companies, such as acquisitions, that may not be announced to the public. It is possible that we could be precluded from investing in an Energy Company about which Kayne Anderson has material non-public information; however, it is Kayne Anderson’s intention to ensure that any material non-public information available to certain Kayne Anderson employees not be shared with those employees responsible for the purchase and sale of publicly traded securities.

KAFA also manages Kayne Anderson Energy Total Return Fund, Inc., a closed-end investment company listed on the NYSE under the ticker “KYE,” Kayne Anderson Energy Development Company, a closed-end investment company listed on the NYSE under the ticker “KED” and Kayne Anderson MLP Investment Company, a closed-end investment company listed on the NYSE under the ticker “KYN.” Contemporaneously with the Reorganization, KYN and KED are pursuing a similar combination transaction that, if approved, is expected to close at the same time as the Reorganization.

In addition to closed-end investment companies, KAFA also manages separately managed accounts which together had approximately $242 million in combined total assets as of January 31, 2018, and KACALP manages several private investment funds and separately managed accounts (collectively, “Affiliated Funds”). Some of the Affiliated Funds have investment objectives that are similar to or overlap with ours. In particular, certain Affiliated Funds invest in MLPs and Midstream Companies. Further, Kayne Anderson may at some time in the future, manage other investment funds with the same investment objective as ours or that otherwise create potential conflicts of interest with us. For example, Kayne Anderson formed Kayne Anderson Acquisition Corp. (“KAAC”) in March 2017, a special purpose acquisition company formed for the purpose of effecting a business combination with an Energy Company. KAAC may compete with the MLPs or Midstream Companies in which we invest or may enter into one or more transactions with Energy Companies that may preclude an investment by us in the same entities for regulatory or other reasons.

Investment decisions for us are made independently from those of Kayne Anderson’s other clients; however, from time to time, the same investment decision may be made for more than one fund or account. When two or more clients advised by Kayne Anderson or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold are allocated among the clients on a good faith equitable basis by Kayne Anderson in its discretion in accordance with the clients’ various investment objectives and procedures adopted by Kayne Anderson and approved by our Board of Directors. In some cases, this system may adversely affect the price or size of the position we may obtain. In other cases, however, our ability to participate in volume transactions may produce better execution for us.

We and our affiliates, including Affiliated Funds, may be precluded from co-investing in private placements of securities, including in any portfolio companies that we control. Except as permitted by law, Kayne Anderson will not co-invest its other clients’ assets in the private transactions in which we invest. Kayne Anderson will allocate private investment opportunities among its clients, including us, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to us. The policies contemplate that Kayne Anderson will exercise discretion, based on several factors relevant to the determination, in allocating the entirety, or a portion, of such investment opportunities to an Affiliated Fund, in priority to other prospectively interested advisory clients, including us. In this regard, when applied to specified investment opportunities that would normally be suitable for us, the allocation policies may result in certain Affiliated Funds having greater priority than us to participate in such opportunities depending on the totality of the considerations, including, among other things, our available capital for investment, our existing holdings, applicable tax and diversification standards to which we may then be subject and the ability to efficiently liquidate a portion of our existing portfolio in a timely and prudent fashion in the time period required to fund the transaction.

The investment management fee paid to KAFA is based on the value of our assets, as periodically determined. A significant percentage of our assets may be illiquid securities acquired in private transactions for which market quotations will not be readily available. Although we have adopted valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of prices that may be established for each individual security. Senior management of KAFA, our Board of Directors and its Valuation Committee, and a third-party valuation firm participate in the valuation of our common stock. See “Proposal One: Reorganization—Market and Net Asset Value Information—Net Asset Value.”

Risk of Owning Securities of Affiliates

From time to time, we may “control” or may be an “affiliate” of one or more of our portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we and our affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if we and our affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including our investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

We believe that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which we invest. We also note that the SEC staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, we believe that many of the limited partnership interests in which we invest should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests we hold in certain limited partnerships to be voting securities. If such a determination were made, we may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests we hold as a voting security, we consider, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, we generally have not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, we have treated those securities as voting securities and, therefore, as affiliates. If we do not consider the security to be a voting security, we will not consider such partnership to be an “affiliate” unless we and our affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect its board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, we do not consider ourself to be an affiliate if we own more than 5% of such partnership’s common units.

As of February 28, 2018, we considered Plains GP Holdings, L.P., Plains AAP, L.P. and Plains All American Pipeline, L.P. to be affiliates. Robert V. Sinnott is Co-Chairman of KACALP, the managing member of KAFA. Mr. Sinnott also serves as a director of PAA GP Holdings LLC, which is the general partner of Plains GP Holdings, L.P. (“PAGP”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP own PAGP shares, Plains All American Pipeline, L.P. (“PAA”) units and interests in Plains AAP, L.P. (“PAGP-AAP”). We believe that we are an affiliate of PAA, PAGP and PAGP-AAP under the 1940 Act by virtue of (i) our and other affiliated Kayne Anderson funds’ ownership interest in PAA, PAGP and PAGP-AAP and (ii) Mr. Sinnott’s participation on the board of PAA GP Holdings LLC.

As of March 2, 2018, we believe we are an affiliate of Buckeye Partners, L.P. due to the aggregate ownership by us and our affiliates exceeding 5% of its voting securities.

We believe that we are an affiliate of KAAC as a result of our being under common control, including as a result of the fact that Messrs. Sinnott, McCarthy and Hart serve as officers or directors of KAAC.

We must abide by the 1940 Act restrictions on transactions with affiliates and, as a result, our ability to purchase securities of Plains GP, PAA and KAAC may be more limited in certain instances than if we were not considered an affiliate of such companies.

There is no assurance that the SEC staff will not consider that other limited partnership securities that we own and do not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, we will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. We or any portfolio company that we control, and our affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. We cannot assure you, however, that we would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if we were allowed to engage in such a transaction that the terms would be more or as favorable to us or any company that we control as those that could be obtained in an arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for us or on the type of investments that we could make.

Certain Affiliations

We are affiliated with KA Associates, Inc., a Financial Industry Regulatory Authority, INC. member broker-dealer. Absent an exemption from the SEC or other regulatory relief, we are generally precluded from effecting certain principal transactions with affiliated brokers, and our ability to utilize affiliated brokers for agency transactions is subject to restrictions. This could limit our ability to engage in securities transactions and take advantage of market opportunities.

Valuation Risk

Market prices may not be readily available for certain of our investments in restricted or unregistered investments in public companies or investments in private companies. The value of such investments will ordinarily be determined based on fair valuations determined by the Board of Directors or its designee pursuant to procedures adopted by the Board of Directors. Restrictions on resale or the absence of a liquid secondary market may adversely affect our ability to determine our net asset value. The sale price of securities that are not readily marketable may be lower or higher than our most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of KAFA than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, we may not be able to realize these securities’ true value or may have to delay their sale in order to do so.

Anti-Takeover Provisions

Our Charter, Bylaws and the Maryland General Corporation Law include provisions that could limit the ability of other entities or persons to acquire control of us, to convert us to open-end status, or to change the composition of our Board of Directors. We also have adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our Charter classifying our Board of Directors in three classes serving staggered three-year terms, and provisions authorizing our Board of Directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and allowing a majority of our entire Board of Directors to amend our Charter, without stockholder approval, to increase or decrease the number of shares of stock that we have the authority to issue. These provisions, as well as other provisions of our Charter and Bylaws, could have the effect of discouraging, delaying, deferring or preventing a transaction or a change in control that might otherwise be in the best interests of our stockholders. As a result, these provisions may deprive our common stockholders of opportunities to sell their common stock at a premium over the then current market price of our common stock. See “Description of Capital Stock.”

Additional Risks Related to Our Common Stock

Market Discount from Net Asset Value Risk

Our common stock has traded both at a premium and at a discount to our net asset value. From the beginning of the year until February 28, 2018, our common stock has traded at an average discount of 6.4% to net asset value per share. This discount may persist or widen, and there is no assurance that our common stock will trade at a premium again. Shares of closed-end investment companies frequently trade at a discount to their net asset value. This characteristic is a risk separate and distinct from the risk that our net asset value could decrease as a result of our investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. Although the value of our net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of our common stock depends upon whether the market price of our common stock at the time of sale is above or below the investor’s purchase price for our common stock. Because the market price of our common stock is affected by factors such as net asset value, distribution levels (which are dependent, in part, on expenses), supply of and demand for our common stock, stability of distributions, trading volume, general market and economic conditions, and other factors beyond our control, we cannot predict whether our common stock will trade at, below or above net asset value.

Leverage Risk to Common Stockholders

The issuance of Leverage Instruments represents the leveraging of our common stock. Leverage is a technique that could adversely affect our common stockholders. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from Leverage Instruments exceed the costs of the leverage, the use of leverage could cause us to lose money. When leverage is used, the net asset value and market value of our common stock will be more volatile. There is no assurance that our use of leverage will be successful.

Our common stockholders bear the costs of leverage through higher operating expenses. Our common stockholders also bear management fees, whereas holders of notes or preferred stock do not bear management fees. Because management fees are based on our total assets, our use of leverage increases the effective management fee borne by our common stockholders. In addition, the issuance of additional senior securities by us would result in offering expenses and other costs, which would ultimately be borne by our common stockholders. Fluctuations in interest rates could increase our interest or dividend payments on Leverage Instruments and could reduce cash available for distributions on common stock. Certain Leverage Instruments are subject to covenants regarding asset coverage, portfolio composition and other matters, which may affect our ability to pay distributions to our common stockholders in certain instances. We may also be required to pledge our assets to the lenders in connection with certain other types of borrowing.

Leverage involves other risks and special considerations for common stockholders including: the likelihood of greater volatility of net asset value and market price of our common stock than a comparable portfolio without leverage; the risk of fluctuations in dividend rates or interest rates on Leverage Instruments; that the dividends or interest paid on Leverage Instruments may reduce the returns to our common stockholders or result in fluctuations in the distributions paid on our common stock; the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of our common stock than if we were not leveraged, which may result in a greater decline in the market price of our common stock; and when we use financial leverage, the investment management fee payable to Kayne Anderson may be higher than if we did not use leverage.

While we may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates or actual or anticipated changes in investment values in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that we will actually reduce leverage in the future or that any reduction, if undertaken, will benefit our common stockholders. Changes in the future direction of interest rates or changes in investment values are difficult to predict accurately. If we were to reduce leverage based on a prediction about future changes to interest rates (or future changes in investment values), and that prediction turned out to be incorrect, the reduction in leverage would likely result in a reduction in income and/or total returns to common stockholders relative to the circumstance if we had not reduced leverage. We may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and the price of our common stock if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

Finally, the 1940 Act provides certain rights and protections for preferred stockholders which may adversely affect the interests of our common stockholders. See “Proposal One: Reorganization — Description of Securities.”

PROPOSAL ONE: REORGANIZATION

The Board of Directors of KYE, including the Independent Directors, has unanimously approved the Reorganization Agreement, declared the Reorganization advisable and directed that the Reorganization proposal be submitted to the KYE stockholders for consideration. If the stockholders approve the Reorganization, KYE would transfer substantially all of its assets to KMF, and KMF would assume substantially all of KYE’s liabilities, in exchange solely for newly issued shares of common and preferred stock of KMF, which will be distributed by KYE to its stockholders in the form of a liquidating distribution (although cash will be distributed in lieu of fractional common shares). KYE will then cease its separate existence under Maryland law and terminate its registration under the 1940 Act. The aggregate NAV of KMF common stock received by KYE common stockholders in the Reorganization will equal the aggregate NAV of KYE common stock held on the business day prior to closing of the Reorganization, less the costs of the Reorganization attributable to their common shares. KMF will continue to operate after the Reorganization as a registered, non-diversified, closed-end management investment company with the investment objectives and policies described in this joint proxy statement/prospectus.

In connection with the Reorganization, each holder of KYE MRP Shares will receive in a private placement an equivalent number of newly issued KMF MRP Shares having substantially identical terms as the KYE MRP Shares. The aggregate liquidation preference of the KMF MRP Shares received by the holders of KYE MRP Shares in the Reorganization will equal the aggregate liquidation preference of the KYE MRP Shares held immediately prior to the closing of the Reorganization. The KMF MRP Shares to be issued in the Reorganization will have equal priority with KMF’s existing outstanding preferred shares as to the payment of dividends and the distribution of assets in the event of a liquidation of KMF. In addition, the preferred shares of KMF, including the KMF MRP Shares to be issued in connection with the Reorganization, will be senior in priority to KMF common shares as to payment of dividends and the distribution of assets in the event of a liquidation of KMF.

If the Reorganization is not approved by stockholders of KYE, or if the issuance of additional KMF common stock in connection with the Reorganization is not approved by stockholders of KMF, KMF and KYE will each continue to operate as a standalone Maryland corporation advised by KAFA and will each continue its investment activities in the normal course. It is important for stockholders of KYE to understand that, if the Reorganization is approved, it is expected that the Board of Directors will be composed of the individuals described in “Proposal Three: Election of Directors.” Stockholders of KYE will not have the opportunity to vote for any of these individuals until the first annual meeting following the closing of the Reorganization, though three of the seven nominees are existing directors of KYE. If the Reorganization is not approved, KYE expects to hold its own 2018 Annual Meeting of Stockholders later in the year.

Reasons for the Reorganization

The Reorganization seeks to combine two Funds with similar portfolios and investment objectives. Each Fund (i) is managed by KAFA, (ii) has similar investment objectives, (iii) seeks to achieve its objective by investing primarily in the Midstream/Energy Sector, and (iv) has similar fundamental investment policies and nonfundamental investment policies. Each Fund also qualifies as a RIC, which is not generally subject to U.S. federal income tax. The Reorganization will also permit each Fund to pursue this investment objective and strategy in a larger fund that will continue to focus on the Midstream/Energy Sector.

In unanimously approving the Reorganization, the Board of Directors of each Fund, including each Fund’s Independent Directors, determined that participation in the Reorganization is in the best interests of each Fund and its stockholders and that the interests of the stockholders of each Fund will not be diluted on the basis of NAV as a result of the Reorganization. Before reaching these conclusions, the Board of Directors of each Fund engaged in a thorough review process relating to the proposed Reorganization. The Boards of Directors of each Fund, including the Independent Directors, considered the Reorganization at meetings held in 2017 and 2018 and unanimously approved the Reorganization Agreement, declared the Reorganization advisable and, at a meeting held on February 5, 2018, directed that the Reorganization be submitted to the stockholders of KYE.

In making this determination, the Board of Directors of each Fund considered (i) the expected benefits of the transaction for each Fund and (ii) the fact that both Funds have very similar investment policies and investment strategies. KYE’s investment objective is to obtain a high total return with an emphasis on current income. KYE seeks to achieve this objective by investing in a portfolio of companies in the Energy Sector. Its investments are focused on securitities of Energy Companies, with the majority of its investments in securities of MLPs, Midstream Companies and marine transportation companies. KMF’s investment objective is to provide a high level of total return with an emphasis on cash distributions to its stockholders, which it seeks to achieve by investing at least 80% of its total assets in securities of companies in the Midstream/Energy Sector. The Combined Fund will pursue KMF’s investment objective and follow KMF’s investment policies.

The potential benefits and other factors considered by the Board of Directors of each Fund with regard to the Reorganization include, but were not limited to, the following:

•	Cost savings through elimination of duplicative expenses and greater economies of scale.

It is anticipated that the Combined Fund would have a lower expense level with estimated aggregate cost savings of approximately $1.1 million annually, the majority of which is expected to be attributable to reduced operating costs. Because the Reorganization is expected to be completed during the third quarter of fiscal 2018, and because there are expenses associated with the Reorganization, the full impact of these cost savings will not be entirely recognized this year. We expect the Combined Fund to realize the full benefit of these cost savings during fiscal 2019. The Funds incur operating expenses that are fixed (e.g., board fees, printing fees, legal and auditing services) and operating expenses that are variable (e.g., administrative and custodial services that are based on assets under management). Many of these fixed expenses are duplicative between the companies and can be eliminated as a result of the Reorganization. There will also be an opportunity to reduce variable expenses by taking advantage of greater economies of scale. As a result of these cost savings, it is expected that the Combined Fund will enjoy lower operating costs as a percentage of total assets.

•	Reorganization expected to increase KMF’s net distributable income.

The Reorganization is expected to increase KMF’s net distributable income per share, in part due to the anticipated cost savings from the transaction. In connection with the Reorganization, KMF announced its intention to pay a distribution at its current annualized rate of $1.20 per share for the 12 months ending February 28, 2019. See “Risk Factors—Risks Related to Our Investments and Investment Techniques—Cash Flow Risk.”

•	Larger asset base could provide greater financial flexibility.

The larger asset base of the Combined Fund may provide greater financial flexibility. In particular, as a larger entity, we believe the Combined Fund should potentially have access to more attractive leverage terms (i.e., lower borrowing costs on debt and preferred stock) and a wider range of alternatives for raising capital to grow the Combined Fund.

•	Opportunity for enhanced long-term market liquidity.

The larger equity market capitalization of the Combined Fund should provide an opportunity for enhanced market liquidity over the long-term. Greater market liquidity may lead to a narrowing of bid-ask spreads and reduce price movements on a trade-to-trade basis. The table below illustrates the equity market capitalization and average daily trading volume for each Fund on a standalone basis as well as for the Combined Fund.

	KMF	KYE	Pro Forma Combined KMF
Equity capitalization ($ in millions)	$289	$353	$642
Average daily trading volume(1)	142	244	NA

As of February 28, 2018.

(1)	90-day average trading volume in thousands of shares.

•	No gain or loss is expected to be recognized by stockholders of either Fund for U.S. federal income tax purposes as a result of the Reorganization.

The Reorganization is intended to qualify as tax-free for federal income tax purposes. Stockholders of KMF and KYE are not expected to recognize any gain or loss for federal income tax purposes as a result of the Reorganization (except with respect to cash received in lieu of fractional KMF common shares). See “Material U.S. Federal Income Tax Consequences of the Reorganization.”

•	The expectation that KYE stockholders should carry over to KMF the same aggregate tax basis (reduced by any amount of tax basis allocable to a fractional share of common stock for which cash is received) if the Reorganization is treated as tax-free as intended.

Based on the intended tax treatment of the Reorganization, the aggregate tax basis of KMF common stock received by a stockholder of KYE should be the same as the aggregate tax basis of the common shares of KYE surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional share of KMF common stock for which cash is received). See “Material U.S. Federal Income Tax Consequences of the Reorganization.”

•	The exchange will take place at the Funds’ relative NAV per share.

The aggregate net asset value of the KMF shares that KYE stockholders will receive in the Reorganization is expected to equal the aggregate net asset value that KYE stockholders owned immediately prior to the Reorganization (adjusted for KYE’s share of costs related to the Reorganization). No fractional common shares of KMF will be issued to stockholders in connection with the Reorganization, and KYE stockholders will receive cash in lieu of such fractional shares.

•	Stockholder rights are expected to be preserved.

Both of the Funds involved in the Reorganization are organized as Maryland corporations. Common stockholders of each of KMF and KYE have substantially similar voting rights as well as rights with respect to the payment of dividends and distribution of assets upon liquidation of their respective Fund and have no preemptive, conversion, or exchange rights.

•	KAFA is expected to continue to manage the Combined Fund.

The Funds will retain consistency of management. Stockholders of the Combined Fund may benefit from the continuing experience and expertise of KAFA and its commitment to the very similar investment style and strategies to be used in managing the assets of the Combined Fund.

Considering the reasons outlined above and other reasons, the Board of Directors of each Fund unanimously concluded that consummation of the Reorganization is advisable and in the best interests of each Fund and its stockholders. The approval determination was made on the basis of each director’s business judgment after consideration of all of the factors taken as a whole, though individual directors may have placed different weight on various factors and assigned different degrees of materiality to various factors.

Investment Objectives and Policies of KMF

This section relates to KMF and its Investment Objective and Policies (other parts of this document relate to both KMF and KYE). Accordingly, references to “we” “us” “our” or “the Fund” in this section are references to KMF.

Our investment objective is to provide a high level of total return with an emphasis on cash distributions to our stockholders. We intend to achieve that objective by investing at least 80% of our total assets in securities of companies in the Midstream/Energy Sector. Our investment objective is considered a fundamental policy and therefore may not be changed without the approval of the holders of a “majority of the outstanding” voting securities, as such term is defined under the 1940 Act. When used with respect to our voting securities, a “majority of the outstanding” voting securities means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. There can be no assurance that we will achieve our investment objective.

Our investment objective and investment policies are substantially similar, but not identical, to those of KYE. For a comparison of the Funds, see “—Comparison of the Funds.”

Our non-fundamental investment policies may be changed by the Board of Directors without the approval of the holders of a “majority of the outstanding” voting securities, provided that the holders of such voting securities receive at least 60 days’ prior written notice of any change. Under normal market conditions:

•	We will invest at least 80% of our total assets in securities of companies in the Midstream/Energy Sector.

•	We will invest in equity securities such as common units, preferred units, subordinated units, general partner interests, common stocks, preferred stocks and convertible securities in MLPs, Midstream Companies and Other Energy Companies.

•	We may directly invest up to but not more than 25% (or such higher amount as permitted by any applicable tax diversification rules) of our total assets in equity or debt securities of Master Limited Partnerships. This limit does not apply to securities issued by MLP Affiliates, which are not treated as publicly traded partnerships for federal income tax purposes.

•	We will invest at least 50% of our total assets in securities of Midstream MLPs and Midstream Companies.

•	We may invest up to but not more than 10% of our total assets in securities of Other MLPs.

•	We may invest up to but not more than 50% of our total assets in unregistered or otherwise restricted securities of companies in the Midstream/Energy Sector. For purposes of this limitation, “restricted securities” include (i) registered securities of public companies subject to a lock-up period, (ii) unregistered securities of public companies with registration rights, (iii) unregistered securities of public companies that become freely tradable with the passage of time, or (iv) securities of privately held companies. However, no more than 5% of our total assets may be invested in equity securities of privately held companies. For purposes of the foregoing, a registered security subject to such a lock-up period will no longer be considered a “restricted security” upon expiration of the lock-up period, an unregistered security of a public company with registration rights will no longer be considered a “restricted security” when such securities become registered, and an unregistered security of a public company that becomes freely tradable with the passage of time will no longer be considered a “restricted security” upon the elapse of the requisite time period.

•	We may invest up to but not more than 30% of our total assets in debt securities of Energy Companies, including below-investment-grade debt securities (commonly referred to as “junk bonds” or “high yield bonds”). Up to but not more than 10% of our total assets may be invested in unrated debt securities or below-investment-grade debt securities that are rated less than “B-” (or an equivalent rating) by a nationally recognized ratings agency (a “Ratings Agency”). The balance of such debt investments may be invested in securities which are rated at least “B-” (or an equivalent rating) by a Ratings Agency or, if such securities are unrated, are determined by KAFA to be of comparable quality based on a Ratings Agency’s corporate ratings for the issuers of such securities or ratings of other securities issued by such issuers. For the purposes of determining if an investment satisfies this test, we will look to the highest credit rating on such debt investment. The debt securities in which we invest may have varying maturities which will generally not exceed 30 years.

•	We may invest up to but not more than 15% of our total assets in any single issuer.

•	We generally will seek to enhance our total returns through the use of Leverage Instruments. Our policy is to utilize Leverage Instruments in an amount that represents approximately 30% of our total assets. However, based on market conditions at the time, we may use Leverage Instruments in amounts that represent greater than 30% of our total assets to the extent permitted by the 1940 Act.

Unless otherwise stated, all investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations. However, although we may not be required to sell securities due to subsequent changes in value, if such changes cause us to have invested less than 80% of our total assets in securities of companies in the Midstream/Energy Sector, we will be required to make future purchases of securities in a manner so as to bring us into compliance with this investment policy.

We will invest primarily in companies located in North America, but may invest in companies located anywhere in the world. We will invest in companies of any market capitalization.

Our Portfolio

At any given time, we expect that our portfolio will have some or all of the types of the following types of investments: (i) equity securities of Midstream MLPs, including common units, preferred units, subordinated units and general partner interests, (ii) equity securities of Midstream Companies, (iii) equity securities of Other MLPs, (iv) equity securities of Other Energy Companies and (iv) debt securities of Energy Companies (including Midstream MLPs and Midstream Companies). The focus of our portfolio investments is in securities of Midstream MLPs and Midstream Companies. A description of our investment policies and restrictions and more information about our portfolio investments are contained in this joint proxy statement/prospectus and the Statement of Additional Information.

Description of Midstream Companies and Midstream Assets

Midstream Companies include companies that (i) derive at least 50% of their revenues or operating income from operating Midstream Assets or (ii) have Midstream Assets that represent a majority of their assets. These companies are typically structured as corporations and the common stock of such companies is typically listed and traded on a U.S. securities exchange.

Midstream Assets are the assets used by Energy Companies in performing services related to energy logistics. These assets provide the link between the source point of energy products such as natural gas and natural gas liquids and oil (i.e., where it is produced) and the end users (i.e., where it is consumed). Midstream Assets include those used in transporting (including via marine transportation vessels), storing, gathering, treating, processing, fractionating, transloading, distributing or marketing of natural gas, natural gas liquids, oil or refined products. Midstream Assets are often owned by Master Limited Partnerships, but are increasingly owned by Midstream Companies.

Natural gas related Midstream Assets serve to collect natural gas from the wellhead in small diameter pipelines, known as gathering systems. After natural gas is gathered, it can be either delivered directly into a natural gas pipeline system or to gas processing and treating plants for removal of natural gas liquids and impurities. After being processed, resulting “residue” natural gas is transported by large diameter intrastate and interstate pipelines across the country to end users. During the transportation process, natural gas may be placed in storage facilities, which consist of salt caverns, aquifers and depleted gas reservoirs, for withdrawal at a later date. Finally, after being transported by the intrastate and interstate pipelines, natural gas enters small diameter distribution lines pipelines, usually owned by local utilities, for delivery to consumers of such natural gas or is transported to liquefaction plants for export.

Midstream Assets also process, store and transport natural gas liquids, or NGLs. Before natural gas can be transported through major transportation pipelines, it must be processed by removing the NGLs to meet pipeline specifications. NGLs are transported by pipelines, truck, rail and barges from natural gas processing plants to fractionators and storage facilities. At the fractionator, the NGLs are separated into component products such as ethane, propane, butane and natural gasoline. These products are then transported to storage facilities, export facilities or end consumers, such as petrochemical facilities and other industrial users.

Similarly, Midstream Assets transport crude oil by pipeline, truck, rail and barge from the wellhead to the refinery. At the refinery, oil is refined into gasoline, distillates (such as diesel and heating oil) and other refined products. Refined products are then transported by pipeline, truck, rail and barges from the refinery to storage terminals and are ultimately transported to end users such as gas stations, airports and other industrial users.

Owners of Midstream Assets generally do not own the energy products flowing through their assets. Instead, owners of Midstream Assets often charge a fee determined primarily by volume handled and service provided. Further, the fee charged for such service may be regulated by the Federal Energy Regulatory Commission or a similar state agency, may be based on the market price of the transported commodity or may be based on negotiated rates.

Description of How MLPs are Structured

Master Limited Partnerships are entities that are publicly traded and are treated as partnerships for federal income tax purposes. Master Limited Partnerships are typically structured as limited partnerships or as limited liability companies treated as partnerships. The units for these entities are listed and traded on a U.S. securities exchange. To qualify as a master limited partnership, the entity must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, gathering, processing, refining, transportation, storage, distribution and marketing of mineral or natural resources. Limited partnerships have two classes of interests: general partner interests and limited partner interests. The general partner typically controls the operations and management of the partnership through an equity interest in the partnership (typically up to 2% of total equity). Limited partners own the remainder of the partnership and have a limited role in the partnership’s operations and management.

MLPs organized as limited partnerships typically have two classes of limited partner interests—common units and subordinated units.

MLPs that have two classes of limited partnership interests (common units and subordinated units) are structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units on a pro rata basis. Whenever a distribution is paid to either common unitholders or subordinated unitholders, the general partner is paid a proportional distribution. The holders of incentive distribution rights (“IDRs”), usually the general partner, are eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per unit surpassing specified target levels. As cash distributions to the limited partners increase, the IDRs receive an increasingly higher percentage of the incremental cash distributions.

The MLPs in which we invest are currently classified by us as Midstream MLP and Other MLPs. As described below, we further sub-categorized into the following groups:

•	Midstream MLPs own and operate Midstream Assets. Midstream MLPs may also operate ancillary businesses including the marketing of commodities and logistical services. Midstream MLPs include General Partner MLPs whose assets consist of ownership interests of an affiliated Midstream MLP.

•	Other MLPs own and operate Energy Assets but are not categorized as Midstream MLPs. Other MLPs can be classified into one of the following groups:

•	Upstream MLPs are businesses engaged in the acquisition, exploitation, development and production of natural gas, natural gas liquids and crude oil. An Upstream MLP’s cash flow and distributions are driven by the amount of oil, natural gas, natural gas liquids and oil produced and the demand for and price of such commodities. As the underlying reserves of an Upstream MLP are produced, its reserve base is depleted. Most Upstream MLPs seek to maintain or expand their reserves and production through the acquisition of reserves from other companies, and the exploration and development of existing resources. Certain U.S. royalty trusts are considered MLPs for tax purposes. These trusts have a defined quantity of reserves and prospective acreage at formation, which will deplete over time as the trust’s reserves are produced.

•	Coal MLPs are engaged in the owning, leasing, managing and production and sale of various grades of steam and metallurgical grades of coal. The primary use of steam coal is for electric generation (steam coal is used as a fuel for steam-powered generators by electrical utilities). The primary use of metallurgical coal is in the production of steel (metallurgical coal is used to make coke, which, in turn, is used as a raw material in the steel manufacturing process).

•	Propane MLPs are engaged in the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers. Propane serves approximately 6% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season (October through March).

•	In addition to the first three categories of “Other MLPs” listed above, certain MLPs own other types of Energy Assets or provide other energy-related services, such as refining, petrochemical manufacturing, frac sands production, wholesale fuel distribution, offshore drilling and distribution of specialty refined products. These types of assets and services generate qualified income and qualify for federal tax treatment as an MLP.

Description of Energy Companies

Energy Companies includes companies that (i) derive at least 50% of their revenues or operating income from operating Energy Assets or providing services for the operation of such Energy Assets or (ii) have Energy Assets that represent the majority of their assets. These companies operate Energy Assets including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining, marketing or generation of natural gas, natural gas liquids, crude oil, refined petroleum products, coal or electricity.

Energy Companies can be broadly divided into five groups:

•	Upstream: Companies engaged in the exploring, developing and producing of natural gas, natural gas liquids, crude oil and coal.

•	Midstream: Companies engaged in the transporting, gathering, processing, storing and delivery of natural gas, natural gas liquids, crude oil and refined products for use by end users.

•	Downstream: Companies engaged in the refining, marketing and distributing of crude oil and refined products to end customers.

•	Power: Companies engaged in the generating, transmission and distribution of electricity.

•	Energy Services: Companies that provide services to the Upstream, Midstream and Downstream sectors of the energy industry.

For the purpose of this joint proxyt statement/prospectus, Other Energy Companies include all of the companies mentioned above except MLPs and Midstream Companies.

Investment Practices

Covered Calls

We may write call options with the purpose of generating cash from call premiums, generating realized gains or reducing our ownership of certain securities. We will only write call options on securities that we hold in our portfolio (i.e., covered calls). A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If we write a call option on a security, we have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When we write a call option, an amount equal to the premium received by us will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by us as realized gains from investments on the expiration date. If we repurchase a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether we have realized a gain or loss. We, as the writer of the option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

Interest Rate Swaps

We may utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of our Leverage Instruments. Such interest rate swaps would principally be used to protect us against higher costs on our Leverage Instruments resulting from increases in short-term interest rates. We anticipate that the majority of our interest rate hedges will be interest rate swap contracts with financial institutions.

Use of Arbitrage and Other Derivative-Based Strategies

We may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, we may (i) engage in paired long-short trades to arbitrage pricing disparities in securities held in our portfolio; (ii) purchase call options or put options; (iii) enter into total return swap contracts; or (iv) sell securities short. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same or an affiliated issuer. With a long position, we purchase a stock outright; whereas with a short position, we would sell a security that we do not own and must borrow to meet our settlement obligations. We will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when we replace the borrowed security. See “Risk Factors—Risks Related to Our Investments and Investment Techniques—Short Sales Risk.” We do not intend to have a net short position that exceeds 2% of our total assets. A total return swap is a contract between two parties designed to replicate the economics of directly owning a security. We may enter into total return swaps with financial institutions related to equity investments in certain MLPs.

Other Risk Management Strategies

To a lesser extent, we may use various hedging and other risk management strategies to seek to manage market risks. Such hedging strategies would be utilized to seek to protect against possible adverse changes in the market value of securities held in our portfolio, or to otherwise protect the value of our portfolio. We may execute our hedging and risk management strategy by engaging in a variety of transactions, including buying or selling options or futures contracts on indexes. See “Risk Factors—Risks Related to Our Investments and Investment Techniques—Derivatives Risk.”

Portfolio Turnover

We anticipate that our annual portfolio turnover rate will range between 20% and 50%, but the rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in KAFA’s execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. See “—Certain Federal Income Tax Matters.”

Use of Leverage

We generally will seek to enhance our total returns through the use of financial leverage, which may include the issuance of Leverage Instruments. Under normal market conditions, our policy is to utilize Leverage Instruments in an amount that represents approximately 30% of our total assets, including proceeds from such Leverage Instruments (which equates to approximately 43% of our net asset value as of February 28, 2018). Notwithstanding this policy, based on market conditions at such time, we may use Leverage Instruments in amounts greater than our policy (to the extent permitted by the 1940 Act) or less than our policy. As of February 28, 2018, our Leverage Instruments represented approximately 30% of our total assets. At February 28, 2018, our asset coverage ratios under the 1940 Act were 460% and 333% for debt and total leverage (debt plus preferred stock), respectively. We currently target an asset coverage ratio with respect to our debt of 430%. At times we may be above or below this target depending upon market conditions, as well as certain other factors, including our target total leverage asset coverage of 320% and the basic maintenance amount as stated in our rating agency guidelines. Depending on the type of Leverage Instruments involved, our use of financial leverage may require the approval of our Board of Directors. Leverage creates a greater risk of loss, as well as potential for more gain, for our common stock than if leverage is not used. Our common stock is junior in liquidation and distribution rights to our Leverage Instruments. We expect to invest the net proceeds derived from any use of Leverage Instruments according to the investment objective and policies described in this joint proxy statement/prospectus.

Leverage creates risk for our common stockholders, including the likelihood of greater volatility of net asset value and market price of our common stock, and the risk of fluctuations in dividend rates or interest rates on Leverage Instruments which may affect the return to the holders of our common stock or will result in fluctuations in the distributions paid by us on our common stock. To the extent the return on securities purchased with funds received from Leverage Instruments exceeds their cost (including increased expenses to us), our total return will be greater than if Leverage Instruments had not been used. Conversely, if the return derived from such securities is less than the cost of Leverage Instruments (including increased expenses to us), our total return will be less than if Leverage Instruments had not been used, and therefore, the amount available for distribution to our common stockholders will be reduced. In the latter case, KAFA in its best judgment nevertheless may determine to maintain our leveraged position if it expects that the long-term benefits of so doing will outweigh the near-term impact of the reduced return to our common stockholders.

The management fees paid to KAFA will be calculated on the basis of our total assets including proceeds from Leverage Instruments. During periods in which we use financial leverage, the management fee payable to KAFA may be higher than if we did not use a leveraged capital structure. Consequently, we and KAFA may have differing interests in determining whether to leverage our assets. Our Board of Directors monitors our use of Leverage Instruments and this potential conflict. The use of leverage creates risks and involves special considerations. See “Risk Factors—Additional Risks Related to Our Common Stock—Leverage Risk to Common Stockholders.”

The Maryland General Corporation Law authorizes us, without prior approval of our common stockholders, to borrow money. In this regard, we may obtain proceeds through Borrowings and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security our assets. In connection with such Borrowings, we may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of such Borrowing over its stated interest rate.

Under the requirements of the 1940 Act, we, immediately after issuing any senior securities representing indebtedness, must have an asset coverage of at least 300% after such issuance. With respect to such issuance, asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness issued by us.

The rights of our lenders to receive interest on and repayment of principal of any Borrowings will be senior to those of our common stockholders, and the terms of any such Borrowings may contain provisions which limit certain of our activities, including the payment of distributions to our common stockholders in certain circumstances. Under the 1940 Act, we may not declare any dividend or other distribution on any class of our capital stock, or purchase any such capital stock, unless our aggregate indebtedness has, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, an asset coverage of at least 300% after declaring the amount of such dividend, distribution or purchase price, as the case may be. Further, the 1940 Act does (in certain circumstances) grant our lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.

Certain types of Leverage Instruments subject us to certain affirmative covenants relating to asset coverage and portfolio composition and may impose special restrictions on our use of various investment techniques or strategies or on our ability to pay distributions on common stock in certain circumstances. In addition, we are subject to certain negative covenants relating to transactions with affiliates, mergers and consolidations among others. We are also subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which issue ratings for the Leverage Instruments issued by us. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede KAFA from managing our portfolio in accordance with our investment objective and policies.

If an event of default is not cured, under any Borrowing, the lenders have the right to cause our outstanding Borrowings to be immediately due and payable and proceed to protect and enforce their rights by an action at law, suit in equity or other appropriate proceeding. If an event of default occurs or in an effort to avoid an event of default, we may be forced to sell securities at inopportune times and, as a result, receive lower prices for such security sales. We may also incur prepayment penalties on unsecured notes (“Notes”) and MRP Shares that are redeemed prior to their stated maturity dates or mandatory redemption dates.

Under the 1940 Act, we are not permitted to issue preferred stock unless immediately after such issuance the value of our total assets less all liabilities and indebtedness not represented by senior securities is at least 200% of the sum of the liquidation value of the outstanding preferred stock plus the aggregate amount of senior securities representing indebtedness. In addition, we are not permitted to declare any cash dividend or other distribution on our common or preferred stock unless, at the time of such declaration, our preferred stock has an asset coverage of at least 200%. Further, while the MRP Shares are outstanding, we are not permitted to issue preferred stock unless immediately after such issuance the value of our total assets less all liabilities and indebtedness not represented by senior securities is at least 225% of the sum of the liquidation value of the outstanding preferred stock plus the aggregate amount of senior securities representing indebtedness. In addition, we are not permitted to declare any cash dividend or other distribution on our common or preferred stock unless, at the time of such declaration, our preferred stock has an asset coverage of at least 225%. If necessary, we will purchase or redeem our preferred stock to maintain the applicable asset coverage ratio. In addition, as a condition to obtaining ratings on the preferred stock, the terms of any preferred stock include asset coverage maintenance provisions which will require the redemption of the preferred stock in the event of non-compliance by us and may also prohibit distributions on our common stock in such circumstances. In order to meet redemption requirements, we may have to liquidate portfolio securities. Such liquidations and redemptions would cause us to incur related transaction costs and could result in capital losses to us. If we have preferred stock outstanding, two of our directors will be elected by the holders of our preferred stock (voting as a class). Our remaining directors will be elected by holders of our common stock and preferred stock voting together as a single class. In the event we fail to pay dividends on our preferred stock for two years, holders of preferred stock would be entitled to elect a majority of our directors.

To the extent that we use additional Leverage Instruments, the Borrowings that we anticipate issuing will have maturity dates ranging from 1 to 10 years from the date of issuance. The preferred stock we anticipate issuing is a mandatory redeemable preferred that must be redeemed within 5 to 10 years from the date of issuance. If we are unable to refinance such Leverage Instruments when they mature, we may be forced to sell securities in our portfolio to repay such Leverage Instruments. Further, if we do not repay the Leverage Instruments when they mature, we will trigger an event of default on our Borrowings (which will increase the interest rate on such Borrowings and give the holders of such Borrowings certain rights) and will trigger a higher dividend rate on our preferred stock.

We may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of our common stock. See “—Investment Objective and Policies of KMF—Our Portfolio—Temporary Defensive Position.”

Effects of Leverage

As of February 28, 2018, we had $91 million, aggregate principal amount, of fixed rate Notes outstanding.

As of February 28, 2018, we did not have any outstanding borrowings under our revolving credit facility. The interest rate payable by us on borrowings under our revolving credit facility may vary between one-month LIBOR plus 1.60% and one-month LIBOR plus 2.25%, depending on asset coverage ratios. Outstanding loan balances accrue interest daily at a rate equal to one-month LIBOR plus 1.60% per annum based on asset coverage ratios as of February 28, 2018. We pay a commitment fee equal to a rate of 0.30% per annum on any unused amounts of the $75 million commitment for the revolving credit facility. Our revolving credit facility matures on November 9, 2018.

As of February 28, 2018, we had $1 million of borrowings outstanding under our term loan. The interest rate payable by us on our borrowings under our term loan with Sumitomo Mitsui Banking Corporation is LIBOR plus 1.50% per annum. We pay a commitment fee equal to a rate of 0.25% per annum on any unused amounts of the $35 million commitment for the term loan. Amounts borrowed under our term loan can be repaid and subsequently reborrowed. Our term loan matures on July 25, 2019.

As of February 28, 2018, we had $35 million aggregate liquidation value of MRP Shares outstanding.

Assuming that our leverage costs remain as described above, our average annual cost of leverage would be 4.58%. Income generated by our portfolio as of February 28, 2018 must exceed 1.74% in order to cover such leverage costs. These numbers are merely estimates used for illustration; actual dividend or interest rates on the Leverage Instruments will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common stock total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in our portfolio) of minus 10% to plus 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by us. See “Risk Factors.” Further, the assumed investment portfolio total returns are after all of our expenses other than expenses associated with leverage, but such leverage expenses are included when determining the common stock total return. The table further reflects the issuance of Leverage Instruments representing 30% of our total assets (actual leverage at February 28, 2018), and our estimated leverage costs of 4.58%. The cost of leverage is expressed as a blended interest/dividend rate and represents the weighted average cost on our Leverage Instruments.

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Common Stock Total Return	(16.9)%	(9.7)%	(2.5)%	4.7%	11.9%

Common stock total return is composed of two elements: common stock distributions paid by us (the amount of which is largely determined by our net distributable income after paying dividends or interest on our Leverage Instruments) and gains or losses on the value of the securities we own. As required by SEC rules, the table above assumes that we are more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% we must assume that the distributions we receive on our investments is entirely offset by losses in the value of those securities.

Comparison of the Funds

Each Fund (i) is managed by KAFA, (ii) has similar investment objectives, (iii) seeks to achieve its objective by investing primarily in the Midstream/Energy Sector, and (iv) has similar fundamental investment policies and nonfundamental investment policies. Each Fund is also taxed qualifies as a RIC, which is not generally subject to U.S. federal income tax. KMF and KYE’s fundamental and non-fundamental investment policies are similar. The primary difference in the investment objectives of the Funds is that KMF emphasizes cash distributions, while KYE emphasizes current income. In addition, KMF has a non-fundamental investment policy to invest at least 80% of its total assets in the Midstream/Energy Sector. Moreover, KMF is required to invest at least 50% of its total assets in securities of Midstream MLPs and Midstream Companies. In contrast, KYE’s policies are broader, only requiring at least 80% of total assets to be invested in Energy Companies. The table below provides a more detailed comparison of the Funds.

KMF	KYE

Organization:

Maryland corporation registered as a non-diversified, closed-end management investment company under the 1940 Act

Fiscal Year End:

November 30

Investment Advisor:

KA Fund Advisors, LLC

Investment Advisory Fee Structure:

1.25% of average total assets

Net Assets as of February 28, 2018:

$296 million	$363 million

Listing of Common Shares:

NYSE: KMF	NYSE: KYE

Investment Objective:

Provide a high level of total return with an emphasis on cash distributions	Obtain a high total return with an emphasis on current income

Fundamental Investment Policies:

Without appropriate approval, KMF may not:	Without appropriate approval, KYE may not:

• Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments	• Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments

• Purchase or sell commodities	• Purchase or sell commodities

• Borrow money or issue senior securities, except to the extent permitted by the 1940 Act or the SEC	• Borrow money or issue senior securities, except to the extent permitted by the 1940 Act or the SEC

KMF	KYE

•  Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt obligations, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan (in each case subject to certain exceptions)

•  Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt obligations and/or engaging in direct corporate loans in accordance with its investment objective and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan (in each case subject to certain exceptions)

• Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws	• Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws

•  Concentrate its investments in a particular “industry” (other than Energy Companies and investments in securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities)

•  Concentrate its investments in a particular “industry” (other than MLPs and other Midstream Companies and investments in securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities)

Nonfundamental Investment Policies:

• Invest at least 80% of total assets in the Midstream/Energy Sector	• Invest at least 80% of total assets in Energy Companies

•  Invest in equity securities such as common units, preferred units, subordinated units, general partner interests, common stocks, preferred stocks and convertible securities MLPs, Midstream Companies and Other Energy Companies

•  Invest in equity securities such as common stocks, preferred stocks, convertible securities, warrants, depository receipts, and equity interests in MLPs, marine transportation companies and Other Energy Companies

•  Invest up to but not more than 25% (or such higher amount as permitted by any applicable tax diversification rules) of total assets in equity or debt securities of MLPs (limit does not apply to securities issued by MLP Affiliates)

•  Invest up to 25% (or such higher amount as permitted by any applicable tax diversification rules) of total assets in equity or debt securities of MLPs (limit does not apply to securities issued by MLP Affiliates)

• Invest at least 50% of total assets in securities of Midstream MLPs and Midstream Companies

• Invest up to but not more than 10% of total assets in securities of Other MLPs

•  Invest up to but not more than 50% of total assets in unregistered or otherwise restricted securities of companies in the Midstream/Energy Sector; no more than 5% of our total assets may be invested in equity securities of privately held companies

•  Invest up to 50% of total assets in unregistered or otherwise restricted securities of Energy Companies; no more than 25% of total assets may be invested in (a) subordinated units or (b) securities of public companies which, in the reasonable judgment of KAFA, are not likely to become or convert into securities freely tradable by us within two years of purchase; no more than 10% of total assets may be invested in private equity securities of privately held companies

KMF	KYE

•  Invest up to but not more than 30% of total assets in debt securities of Energy Companies, including below-investment-grade debt securities (commonly referred to as “junk bonds” or “high yield bonds”); up to but not more than 10% of total assets may be invested in unrated debt securities or below-investment-grade debt securities that are rated less than “B-” (or an equivalent rating) by a nationally recognized ratings agency (a “Ratings Agency”); the balance of such debt investments may be invested in securities which are rated at least “B-” (or an equivalent rating) by a Ratings Agency or, if such securities are unrated, are determined by KAFA to be of comparable quality based on a Ratings Agency’s corporate ratings for the issuers of such securities or ratings of other securities issued by such issuers

•  Invest up to but not more than 30% of total assets in debt securities of Energy Companies, including below-investment-grade debt securities (commonly referred to as “junk bonds” or “high yield bonds”); up to but not more than 10% of total assets may be invested in unrated debt securities or below-investment-grade debt securities that are rated less than “B-” (or an equivalent rating) by a Ratings Agency; the balance of such debt investments may be invested in securities which are rated at least “B-” (or an equivalent rating) by a Ratings Agency or, if such securities are unrated, are determined by KAFA to be of comparable quality based on a Ratings Agency’s corporate ratings for the issuers of such securities or ratings of other securities issued by such issuers

• Invest up to but not more than 15% of total assets in any single issuer	• Not invest more than 15% of total assets in any single issuer

• Not invest directly in commodities

Tax Treatment:

Regulated investment company for federal income tax purposes

Management

Directors and Officers

Each Fund’s business and affairs are managed under the direction of its Board of Directors, including supervision of the duties performed by KAFA. Following the Reorganization, it is expected that KMF’s Board of Directors will consist of eight directors (subject to the election of all nominated directors identified in “Proposal Three: Election of Directors”). KYE’s Board of Directors currently consists of four directors. Each Board of Directors includes a majority of Independent Directors. Each Board of Directors elects each Fund’s officers, who serve at the Board’s discretion, and are responsible for day-to-day operations. Additional information regarding each Fund’s Board of Directors and their committees is set forth in “Proposal Three: Election of Directors” and under “Management” in the Statement of Additional Information.

Investment Adviser

KAFA is each Fund’s investment adviser and is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). KAFA also is responsible for managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services. KAFA is a Delaware limited liability company. The managing member of KAFA is KACALP, an investment adviser registered with the SEC under the Advisers Act. Kayne Anderson has one general partner, Kayne Anderson Investment Management, Inc., and a number of individual limited partners. Kayne Anderson Investment Management, Inc. is a Nevada corporation controlled by Richard A. Kayne. Kayne Anderson’s predecessor was established as an independent investment advisory firm in 1984.

KAFA’s management of each Fund’s portfolio is led by three of its Senior Managing Directors, Kevin S. McCarthy, J.C. Frey and James C. Baker. Messrs. McCarthy and Frey have each served as portfolio managers since KMF’s and KYE’s inception in 2010 and 2005, respectively. Mr. Baker has served as portfolio manager since November 2017. Each portfolio manager is jointly and primarily responsible for the day-to-day management of each Fund’s portfolio. The portfolio managers draw on the support of the research analyst team at Kayne Anderson, as well as the experience and expertise of other professionals at Kayne Anderson, including its Co-Chairmen, Richard Kayne, and Robert V. Sinnott.

Portfolio Management

Kevin S. McCarthy is each Fund’s Chief Executive Officer, and he has served as the Chief Executive Officer and co-portfolio manager of KYN since September 2004, of Kayne Anderson Energy Total Return Fund, Inc. since March 2005, of KED since September 2006, and Kayne Anderson Midstream/Energy Fund, Inc. since November 2010. Mr. McCarthy has served as the Chairman of the Board of Directors of Kayne Anderson Acquisition Corp. since March 2017. Mr. McCarthy currently serves as a Managing Partner of KACALP and Co-Managing Partner of KAFA. Prior to joining Kayne Anderson, Mr. McCarthy was global head of energy at UBS Securities LLC. In that role, Mr. McCarthy had senior responsibility for all of UBS’ energy investment banking activities. Mr. McCarthy was with UBS from 2000 to 2004. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. Mr. McCarthy began his investment banking career in 1984. Mr. McCarthy earned a BA degree in Economics and Geology from Amherst College in 1981, and an MBA degree in Finance from the University of Pennsylvania’s Wharton School in 1984.

J.C. Frey is a Managing Partner of KACALP and Co-Managing Partner of KAFA. Mr. Frey serves as portfolio manager of Kayne Anderson’s funds investing in MLP securities, including service as a co-portfolio manager, Executive Vice President, Assistant Secretary and Assistant Treasurer of each Fund, Kayne Anderson Energy Total Return Fund, Inc. and Kayne Anderson Midstream/Energy Fund, Inc. Mr. Frey began investing in MLPs on behalf of Kayne Anderson in 1998 and has served as portfolio manager of Kayne Anderson’s MLP funds since their inception in 2000. Prior to joining Kayne Anderson in 1997, Mr. Frey was a CPA and audit manager in KPMG Peat Marwick’s financial services group, specializing in banking and finance clients, and loan securitizations. Mr. Frey graduated from Loyola Marymount University with a BS degree in Accounting in 1990. In 1991, he received a Master’s degree in Taxation from the University of Southern California.

James C. Baker is a Senior Managing Director of Kayne Anderson. He serves as each Fund’s co-portfolio manager and President and as co-portfolio manager and President of Kayne Anderson Energy Total Return Fund, Inc. and Kayne Anderson Midstream/Energy Fund, Inc., and serves on the Board of Directors of KED. Prior to joining Kayne Anderson in 2004, Mr. Baker was a director in the energy investment banking group at UBS Securities LLC. At UBS, Mr. Baker focused on securities underwriting and mergers and acquisitions in the MLP industry. Mr. Baker received a BBA degree in Finance from the University of Texas at Austin in 1995 and an MBA degree in Finance from Southern Methodist University in 1997.

Firm Management

Richard A. Kayne is Co-Chairman of Kayne Anderson. Mr. Kayne began his career in 1966 as an analyst with Loeb, Rhodes & Co. in New York. Prior to forming Kayne Anderson’s predecessor in 1984, Mr. Kayne was a principal of Cantor Fitzgerald & Co., Inc., where he managed private accounts, a hedge fund and a portion of the firm’s capital. Mr. Kayne is a trustee of and the former Chairman of the Investment Committee of the University of California at Los Angeles Foundation, and is a trustee and Co-Chairman of the Investment Committee of the Jewish Community Foundation of Los Angeles. Mr. Kayne earned a BS degree in Statistics from Stanford University in 1966 and an MBA degree from UCLA’s Anderson School of Management in 1968.

Robert V. Sinnott is Co-Chairman of Kayne Anderson. Mr. Sinnott has been member of the Board of Directors that oversees Plains All American Pipeline, LP and Plains GP Holdings, L.P. since 1998, has been a director of California Resources Corporation since 2014, and has served as the Vice-Chairman of the Board of Directors of Kayne Anderson Acquisition Corp. since March 2017. He joined Kayne Anderson in 1992. From 1986 to 1992, Mr. Sinnott was Vice President and senior securities officer of Citibank’s Investment Banking Division, concentrating in high-yield corporate buyouts and restructuring opportunities. From 1981 to 1986, Mr. Sinnott served as director of corporate finance for United Energy Resources, a pipeline company. Mr. Sinnott began his career in the financial industry in 1976 as a Vice President and debt analyst for Bank of America, N.A. in its oil and gas finance department. Mr. Sinnott graduated from the University of Virginia in 1971 with a BA degree in Economics. In 1976, Mr. Sinnott received an MBA degree in Finance from Harvard University.

Michael Levitt joined Kayne Anderson as its Chief Executive Officer in July 2016. Mr. Levitt was formerly Vice Chairman of Credit with Apollo Global Management, LLC. Prior to Apollo, Mr. Levitt founded and served as Chairman and CEO of Stone Tower Capital LLC, a credit-focused alternative investment management firm that was acquired by Apollo in 2012. Previously, Mr. Levitt worked as a partner with Hicks, Muse, Tate & Furst Incorporated, where he was involved in many of the firm’s media and consumer investments. Prior thereto, Mr. Levitt served as the Co-Head of the Investment Banking Division of Smith Barney Inc. Mr. Levitt began his investment banking career at, and ultimately served as a Managing Director of, Morgan Stanley & Co., Inc. Mr. Levitt oversaw the firm’s corporate finance and advisory businesses related to private equity firms and non-investment grade companies. Mr. Levitt has a BBA degree from the University of Michigan and a JD degree from the University of Michigan Law School. Mr. Levitt serves on the University of Michigan’s Investment Advisory Board.

Investment Professionals

Ron M. Logan, Jr. is a Senior Managing Director of Kayne Anderson. He serves as each Fund’s Senior Vice President and as Senior Vice President and assistant portfolio manager of Kayne Anderson Energy Total Return Fund, Inc. and Kayne Anderson Midstream/Energy Fund, Inc. Prior to joining Kayne Anderson in 2006, Mr. Logan was an independent consultant to several leading energy firms. From 2003 to 2005, he served as Senior Vice President of Ferrellgas Inc. with responsibility for the firm’s supply, wholesale, transportation, storage, and risk management activities. Before joining Ferrellgas, Mr. Logan was employed for six years by Dynegy Midstream Services where he was Vice President of the Louisiana Gulf Coast Region and also headed the company’s business development activities. Mr. Logan began his career with Chevron Corporation in 1984, where he held positions of increasing responsibility in marketing, trading and commercial development through 1997. Mr. Logan earned a BS degree in Chemical Engineering from Texas A&M University in 1983 and an MBA degree from the University of Chicago in 1994.

Jody C. Meraz is a Managing Director for Kayne Anderson. He serves as each Fund’s Vice President and as Vice President and assistant portfolio manager of Kayne Anderson Energy Total Return Fund, Inc. and Kayne Anderson Midstream/Energy Fund, Inc. He is responsible for providing analytical support for investments in master limited partnerships and other energy sub-sectors. Prior to joining Kayne Anderson in 2005, Mr. Meraz was a member of the energy investment banking group at Credit Suisse First Boston, where he focused on securities underwriting transactions and mergers and acquisitions. From 2001 to 2003, Mr. Meraz was in the Merchant Energy group at El Paso Corporation. Mr. Meraz earned a BA degree in Economics from The University of Texas at Austin in 2001 and an MBA degree in Finance and Economics from the University of Chicago in 2010.

Alan Boswell is a Managing Director for Kayne Anderson. He serves as each Fund’s Vice President and as Vice President at Kayne Anderson Energy Total Return Fund, Inc. and Kayne Anderson Midstream/Energy Fund, Inc. He is responsible for providing analytical support for investments in master limited partnerships and other energy sub-sectors. Prior to joining Kayne Anderson in 2012, Mr. Boswell was a Vice President in the global energy group at Citigroup Global Markets Inc. where he focused on securities underwriting and mergers and acquisitions, primarily for midstream energy companies. Prior to joining Citigroup, Mr. Boswell practiced corporate securities law for Vinson & Elkins L.L.P. from 2005 to 2007. Mr. Boswell received an AB degree in Economics from Princeton University in 2001 and a JD degree from The University of Texas School of Law in 2005.

Eric Javidi is a Managing Director for Kayne Anderson. He is responsible for providing analytical support for investments in the area of master limited partnerships and other midstream companies. Prior to joining Kayne Anderson in 2015, Mr. Javidi was an executive director in the energy investment banking group at UBS Securities LLC. Before joining UBS in 2012, Mr. Javidi began his investment banking career in the natural resources group at Lehman Brothers Holdings, Inc. and Barclays Capital Inc. Mr. Javidi’s investment banking experience focused on securities underwriting and mergers and acquisitions in the MLP/midstream sector. Prior to pursuing his MBA degree in 2007, Mr. Javidi was a wealth management analyst at Morgan Stanley & Co. LLC. Mr. Javidi earned an AB degree with majors in Economics and Psychology from the University of California, Davis in 2003 and an MBA degree with emphases in Financial Analysis and Finance & Accounting from Duke University in 2009.

The principal office of KAFA is located at 811 Main Street, 14th Floor, Houston, Texas 77002. KACALP’s principal office is located at 1800 Avenue of the Stars, Third Floor, Los Angeles, California 90067. For additional information concerning KAFA, including a description of the services to be provided by KAFA, see “—Investment Management Agreement.”

Investment Management Agreement

KMF

Pursuant to an investment management agreement between KMF and KAFA (the “KMF Investment Management Agreement”), KMF pays a management fee, computed and paid monthly at an annual rate of 1.25% of its average monthly total assets.

For the fiscal year ended November 30, 2017, KMF paid management fees at an annual rate of 1.25% of average monthly total assets.

For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last day of the month with the total assets at the last day of the prior month. KMF’s total assets shall be equal to its average monthly gross asset value (which includes assets attributable to or proceeds from its use of Leverage Instruments and excludes any deferred tax assets), minus the sum of its accrued and unpaid distribution on any outstanding common stock and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with Leverage Instruments issued by us and any accrued taxes). Liabilities associated with Leverage Instruments include the principal amount of any borrowings issued by KMF, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by KMF.

In addition to KAFA’s management fee, KMF pays all other costs and expenses of our operations, such as compensation of its directors (other than those employed by Kayne Anderson), custodian, transfer agency, administrative, accounting and distribution disbursing expenses, legal fees, borrowing or leverage expenses, marketing, advertising and public/investor relations expenses, expenses of independent auditors, expenses of personnel including those who are affiliates of Kayne Anderson reasonably incurred in connection with arranging or structuring portfolio transactions for KMF, expenses of repurchasing KMF’s securities, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

The KMF Investment Management Agreement will continue in effect from year to year after its current one-year term commencing on March 31, 2018, so long as its continuation is approved at least annually by KMF’s Board of Directors including a majority of Independent Directors or by the vote of a “majority of our outstanding voting securities” (as such term is defined under the 1940 Act). The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board of Directors or by a vote of a majority of KMF’s outstanding voting securities, accompanied by appropriate notice. It also provides that it will automatically terminate in the event of its assignment, within the meaning of the 1940 Act. This means that an assignment of the KMF Investment Management Agreement to an affiliate of Kayne Anderson would normally not cause a termination of the KMF’s Investment Management Agreement.

Because KAFA’s fee is based upon a percentage of KMF’s total assets, KAFA’s fee will be higher to the extent KMF employs financial leverage. As noted, KMF has issued Leverage Instruments in a combined amount equal to approximately 30% of its total assets as of February 28, 2018. A discussion regarding the basis of the KMF Board of Directors’ decision to approve the continuation of the KMF Investment Management Agreement will be available in KMF’s May 31, 2018 Semi-Annual Report to Stockholders.

KYE

Pursuant to an investment management agreement (the “KYE Investment Management Agreement”) between KYE and KAFA, KYE pays a management fee, computed and paid monthly at an annual rate of 1.25% of its average monthly total assets.

For the fiscal year ended November 30, 2017, KYE paid management fees at an annual rate of 1.25% of its average monthly total assets.

For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last day of the month with the total assets at the last day of the prior month. Total assets shall equal average monthly gross asset value (which includes assets attributable to or proceeds from the use of leverage instruments), minus the sum of accrued and unpaid distributions on common and preferred stock and accrued liabilities (other than liabilities associated with leverage and deferred taxes). Liabilities associated with leverage include the principal amount of any borrowings, commercial paper or notes that KYE may issue, the liquidation preference of outstanding preferred stock, and other liabilities from other forms of leverage such as short positions and put or call options held or written by KYE.

In addition to KAFA’s management fee, KYE pays all other costs and expenses of its operations, such as compensation of our directors (other than those affiliated with Kayne Anderson), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, expenses of independent auditors, expenses of personnel including those who are affiliates of KAFA reasonably incurred in connection with arranging or structuring portfolio transactions for KYE, expenses of repurchasing our securities, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

The KYE Investment Management Agreement will continue in effect from year to year after its current one-year term commencing on March 31, 2018, so long as its continuation is approved at least annually by KYE’s Board of Directors including a majority of Independent Directors or by the vote of a “majority of our outstanding voting securities” (as such term is defined under the 1940 Act). The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board of Directors or by a vote of a majority of KYE outstanding voting securities, accompanied by appropriate notice. It also provides that it will automatically terminate in the event of its assignment, within the meaning of the 1940 Act. This means that an assignment of the KYE Investment Management Agreement to an affiliate of Kayne Anderson would normally not cause a termination of the KYE Investment Management Agreement.

Because KAFA’s fee is based upon a percentage of KYE’s total assets, KAFA’s fee will be higher to the extent KYE employs financial leverage. As noted, KYE has issued Leverage Instruments in a combined amount equal to approximately 33% of its total assets as of February 28, 2018. If the Reorganization is not consummated and KYE continues as a standalone Fund, it is expected that KAFA would continue in its role. If applicable, a discussion regarding the basis of the KYE Board of Directors’ decision to approve the continuation of the KYE Investment Management Agreement will be available in KYE’s May 31, 2018 Semi-Annual Report to Stockholders.

Capitalization

The table below sets forth the capitalization of KMF and KYE as of November 30, 2017, and the pro forma capitalization of the Combined Fund as if the Reorganization had occurred on that date. The information presented in the table is for informational purposes only. If the Reorganization is consummated, the actual capitalization is likely to be different on the closing date of the transaction as a result of trading activity and changes in net asset value.

	As of November 30, 2017
	KMF	KYE	Pro Forma Combined KMF
	($ in thousands, except per share data)
Cash and Cash Equivalents	$2,031	$11,504	$13,535
Term Loan(1)	—	21,000	21,000
Notes	91,000	115,000	206,000
Mandatory Redeemable Preferred Stock(2):
Series C MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (1,400,000 shares issued and outstanding, 1,400,000 shares authorized)	35,000	—	35,000
Series C MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (800,000 shares issued and outstanding, 800,000 shares authorized)	—	20,000	—
Series D MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (800,000 shares issued and outstanding, 800,000 shares authorized)	—	20,000	—
Series D MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (800,000 shares issued and outstanding, 800,000 authorized)(3)	—	—	20,000
Series E MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (800,000 shares issued and outstanding, 800,000 authorized)(3)	—	—	20,000
Common Stockholders’ Equity:
Common stock, $0.001 par value per share (198,600,000 KMF shares, 198,400,000 KYE shares and 197,000,000 Combined Fund shares authorized; 22,277,499 KMF shares, 36,742,919 KYE shares and 49,426,453 Combined Fund shares issued; 22,034,170 KMF shares, 36,742,919 KYE shares and 49,183,123 Combined Fund shares outstanding)(2)(4)	$22	$37	$49
Paid-in capital(4)	445,109	506,650	950,990
Accumulated net investment income less distributions not treated as tax return of capital	(9,104)	(8,235)	(17,339)
Accumulated net realized losses less distributions not treated as tax return of capital	(117,312)	(112,205)	(229,517)
Net unrealized gains (losses)	(6,872)	(2,016)	(8,888)

Net assets applicable to common stockholders	$311,843	$384,231	$695,295

Shares of common stock outstanding	22,034,170	36,742,919	49,183,124
Net asset value per share	$14.15	$10.46	$14.14

(1)	As of November 30, 2017, KMF and KYE had unsecured revolving credit facilities and term loans. The pro forma Combined Fund assumes the termination of KYE’s credit facility and term loan and a subsequent increase in KMF’s term loan to absorb the amount of outstanding KYE borrowings as of November 30, 2017.

(2)	Neither KMF nor KYE holds any of its common stock or preferred stock for its own account.

(3)	Reflects the new KMF MRP Shares to be issued in the Reorganization to replace the currently outstanding KYE MRP Shares.

(4)	Reflects the capitalization adjustments giving the effect of the transfer of shares of KMF which KYE stockholders will receive as if the Reorganization had taken place on November 30, 2017. Costs related to the Reorganization are currently estimated to be approximately $779 or 0.1% of pro forma Combined Fund net assets, which equates to $349 or $0.016 per share for KMF and $430 or $0.012 per share for KYE as of February 28, 2018. Of the Reorganization costs, $561 is related to out of pocket expenses, and $218 is a write-off of debt issuance cost, which is a non-cash expense.

Automatic Dividend Reinvestment Plan

This section relates to KMF and its Automatic Dividend Reinvestment Plan (other parts of this document relate to both KMF and KYE). Accordingly, references to “we” “us” “our” or “the Fund” in this section are references to KMF.

We have adopted a Dividend Reinvestment Plan (the “Plan”) that provides that, unless you elect to receive your dividends or distributions in cash, they will be automatically reinvested by the Plan Administrator, American Stock Transfer & Trust Company (“AST”), in additional shares of our common stock. If you elect to receive your dividends or distributions in cash, you will receive them in cash paid by check mailed directly to you by the Plan Administrator.

No action is required on the part of a registered stockholder to have their cash distribution reinvested in shares of our common stock. Unless you or your brokerage firm decides to opt out of the Plan, the number of shares of common stock you will receive will be determined as follows:

(1)	The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of our common stock one day prior to the dividend payment date.

(2)	Our Board of Directors may, in its sole discretion, instruct us to purchase shares of our common stock in the open market in connection with the implementation of the Plan as follows: if our common stock is trading below net asset value at the time of valuation, upon notice from us, the Plan Administrator will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause us to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. Provided the Plan Administrator can terminate purchases on the open market, the remaining shares will be issued by us at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price. It is possible that the average purchase price per share paid by the Plan Administrator may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid entirely in common stock issued by us.

You may withdraw from the Plan at any time by giving written notice to the Plan Administrator, or by telephone in accordance with such reasonable requirements as we and the Plan Administrator may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fractional shares in your account. If you wish, the Plan Administrator will sell your shares and send the proceeds to you, less brokerage commissions. The Plan Administrator is authorized to deduct a $15 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

The Plan Administrator maintains all common stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common stock in your account will be held by the Plan Administrator in non-certificated form. The Plan Administrator will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to us. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Administrator when it makes open market purchases.

Automatically reinvesting dividends and distributions does not avoid a taxable event or the requirement to pay income taxes due upon the receipt of dividends and distributions, even though you have not received any cash with which to pay the resulting tax.

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Plan Administrator’s fees under the Plan will be borne by us. There is no direct service charge to participants in the Plan; however, we reserve the right to amend or terminate the Plan, including amending the Plan to include a service charge payable by the participants, if in the judgment of the Board of Directors the change is warranted. Any amendment to the Plan, except amendments necessary or appropriate to comply with applicable law or the rules and policies of the SEC or any other regulatory authority, require us to provide at least 30 days written notice to each participant. Additional information about the Plan may be obtained from American Stock Transfer & Trust Company at 6201 15th Avenue, Brooklyn, New York  11219.

Governing Law

Each Fund is organized as a corporation under the laws of the State of Maryland. KMF was formed in August 2010 and began investment activities in November 2010 after its initial public offering. KYE was formed in March 2005 and began investment activities in June 2005 after its initial public offering.

Each Fund is also subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by the SEC thereunder, and applicable state securities laws. Each Fund is registered as a non-diversified, closed-end management investment company under the 1940 Act.

Description of Securities

This section contains a Description of Securities issued (or to be issued) by KMF (other parts of this document relate to both KMF and KYE). Accordingly, references to “we” “us” “our” or “the Fund” in this section are references to KMF.

The following description is based on relevant portions of the Maryland General Corporation Law and on our Charter and Bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our Charter and Bylaws for a more detailed description of the provisions summarized below. In addition, the description of our common stock and preferred stock also generally describe the outstanding common stock and preferred stock of KYE (including the KYE MRP Shares that will be replaced with new KMF MRP Shares in the Reorganization).

Common Stock

General

As of February 28, 2018, KMF had 22,277,499 shares of common stock issued and 22,034,170 shares outstanding (out of an authorized total of 198,600,000). Shares of KMF’s common stock are listed on the New York Stock Exchange under the symbol “KMF.”

As of February 28, 2018, KYE had 36,742,919 shares of common stock issued and outstanding (out of an authorized total of 198,400,000). Shares of KYE’s common stock are listed on the New York Stock Exchange under the symbol “KYE.”

As of February 28, 2018, neither KMF nor KYE held any of its common stock or preferred stock for its own account.

All common stock offered pursuant to this joint proxy statement/prospectus will be, upon issuance, duly authorized, fully paid and nonassessable. All common stock offered pursuant to this joint proxy statement/prospectus will be of the same class and will have identical rights, as described below. Holders of shares of common stock are entitled to receive distributions when, as and if authorized by the Board of Directors and declared by us out of assets legally available for the payment of distributions. Holders of common stock have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of our securities. Shares of common stock are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. All shares of common stock have equal earnings, assets, distribution, liquidation and other rights.

Distributions

Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor.

The yield on our common stock will likely vary from period to period depending on factors including the following:

•	market conditions;

•	the timing of our investments in portfolio securities;

•	the securities comprising our portfolio;

•	changes in interest rates (including changes in the relationship between short-term rates and long-term rates);

•	the amount and timing of the use of borrowings and other leverage by us;

•	the effects of leverage on our common stock (discussed under “— Effects of Leverage”);

•	the timing of the investment of offering proceeds and leverage proceeds in portfolio securities; and

•	our net assets and operating expenses.

Consequently, we cannot guarantee any particular yield on our common stock, and the yield for any given period is not an indication or representation of future yield on the common stock.

Limitations on Distributions

So long as our MRP Shares are outstanding, holders of common stock or other shares of stock, if any, ranking junior to our MRP Shares as to dividends or upon liquidation will not be entitled to receive any distributions from us unless (1) we have declared and paid all accumulated dividends due on the MRP Shares on or prior to the date of such distribution; (2) we have redeemed the full number of MRP Shares required to be redeemed by any provision for mandatory redemption contained in the articles supplementary of such MRP Shares; (3) our asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred stock would be at least 225%; and (4) the assets in our portfolio have a value, discounted in accordance with guidelines set forth by each applicable rating agency, at least equal to the basic maintenance amount required by such rating agency under its specific rating agency guidelines, in each case, after giving effect to distributions. In determining whether a distribution may be made to holders of common stock under Maryland law, amounts that would be needed, if the Fund were to be dissolved, to satisfy the liquidation preference of the MRP Shares will not be added to the Fund’s total liabilities.

So long as senior securities representing indebtedness, including the Notes, are outstanding, holders of shares of common stock will not be entitled to receive any distributions from us unless (1) there is no event of default existing under the terms of our Borrowings, including the Notes, (2) our asset coverage (as defined in the 1940 Act) with respect to any outstanding senior securities representing indebtedness would be at least 300% and (3) the assets in our portfolio have a value, discounted in accordance with guidelines set forth by each applicable rating agency, at least equal to the basic maintenance amount required by such rating agency under its specific rating agency guidelines, in each case, after giving effect to such distribution.

Liquidation Rights

Common stockholders are entitled to share ratably in our assets legally available for distribution to stockholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities, including any outstanding debt securities or other borrowings and any interest thereon. These rights are subject to the preferential rights of any other class or series of our stock, including the MRP Shares. The rights of common stockholders upon liquidation, dissolution or winding up are subordinated to the rights of holders of outstanding Notes and the MRP Shares.

Voting Rights

Each outstanding share of common stock entitles the holder to one vote on all matters submitted to a vote of the common stockholders, including the election of directors. The presence of the holders of shares of stock entitled to cast a majority of all the votes entitled to be cast shall constitute a quorum at a meeting of stockholders. Our Charter provides that, except as otherwise provided in the Bylaws, directors shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. There is no cumulative voting in the election of directors. Consequently, at each annual meeting of stockholders, the holders of a majority of the outstanding shares of stock entitled to vote will be able to elect all of the successors of the class of directors whose terms expire at that meeting, except that holders of preferred stock, as a class, have the right to elect two directors at all times. Pursuant to our Charter and Bylaws, the Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Under the rules of the NYSE applicable to listed companies, we normally will be required to hold an annual meeting of stockholders in each fiscal year. If we are converted into an open-end company or if for any reason the shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of stockholders), and our Board is de-classified, we may amend our Bylaws so that we are not otherwise required to hold annual meetings of stockholders.

Issuance of Additional Shares

The provisions of the 1940 Act generally require that the public offering price of common stock of a closed-end investment company (less underwriting commissions and discounts) must equal or exceed the NAV of such company’s common stock (calculated within 48 hours of pricing), unless such sale is made with the consent of a majority of the company’s outstanding common stockholders. Any sale of common stock by us will be subject to the requirement of the 1940 Act.

Preferred Stock

In addition to our currently outstanding preferred stock, this section includes a brief description of the terms of the KMF MRP Shares to be issued in the Reorganization, as if such shares had been outstanding as of the relevant dates. The terms of the KMF MRP Shares will be substantially identical, as of the time of the exchange, to the outstanding KYE MRP Shares for which they are exchanged.

General

The table below sets forth the key terms of each series of KMF’s outstanding MRP Shares, including the Series D and Series E MRP Shares to be issued in the Reorganization, as of February 28, 2018:

Series	Shares Outstanding(1)	Liquidation Value ($ in millions)	Dividend Rate	Mandatory Redemption Date
C	1,400,000	35	4.06%	July 2021
D	800,000	20	3.36%	September 2021
E	800,000	20	4.07%	December 2024

	3,000,000	$75

(1)	Each share has a liquidation preference of $25.00.

As of February 28, 2018, KYE had 800,000 Series C MRP Shares and 800,000 Series D MRP Shares (out of 1,600,000 total authorized preferred shares). The KYE Series C MRP Shares have a liquidation preference of $25.00 per share, a dividend rate of 3.36% per annum, and a mandatory redemption date of September 7, 2021. The KYE Series D MRP Shares have a liquidation preference of $25.00 per share, a dividend rate of 4.07% per annum, and a mandatory redemption date of December 1, 2024. In connection with the Reorganization, we will issue 1,600,000 KMF MRP Shares to replace the KYE MRP Shares. In this section, we collectively refer to our outstanding preferred stock, together with the KMF Series D MRP Shares and KMF Series E MRP Shares, as the “MRP Shares.”

Preference

Preferred stock (including the MRP Shares) ranks junior to our debt securities (including the Notes), and senior to all common stock. Under the 1940 Act, we may only issue one class of senior equity securities (preferred stock), and we are not permitted to issue preferred stock unless immediately after such issuance the value of our total assets less all liabilities and indebtedness not represented by senior securities is at least 200% of the sum of the liquidation value of the outstanding preferred stock plus the aggregate amount of senior securities representing indebtedness. So long as any MRP Shares are outstanding, additional issuances of preferred stock must be considered to be of the same class as any MRP Shares under the 1940 Act and interpretations thereunder and must rank on a parity with the MRP Shares with respect to the payment of dividends or the distribution of assets upon our liquidation or winding up (“Parity Shares”). Pursuant to the terms of our MRP Shares, we may issue Parity Shares if, upon issuance (1) we meet the asset coverage test of at least 225%, (2) we maintain assets in our portfolio that have a value, discounted in accordance with current applicable rating agency guidelines, at least equal to the basic maintenance amount required under such rating agency guidelines (3) all accrued and unpaid dividends on the MRP Shares have been paid and (4) all redemptions required in respect of the MRP Shares have been effectuated.. The MRP Shares shall have the benefit of any rights substantially similar to certain mandatory redemption and voting provisions in the articles supplementary for the Parity Shares which are additional or more beneficial than the rights of the holders of the MRP Shares. Such rights incorporated by reference into the articles supplementary for each series of MRP Shares shall be terminated when and if terminated with respect to the other Parity Shares and shall be amended and modified concurrently with any amendment or modification of such other Parity Shares.

Dividends and Dividend Periods

General.    Holders of the MRP Shares will be entitled to receive cash dividends, when, as and if authorized by the Board of Directors and declared by us, out of funds legally available therefor, on the initial dividend payment date with respect to the initial dividend period and, thereafter, on each dividend payment date with respect to a subsequent dividend period at the rate per annum (the “Dividend Rate”) equal to the applicable rate (or the default rate) for each dividend period. The applicable rate is computed on the basis of a 360 day year. Dividends so declared and payable shall be paid to the extent permitted under Maryland law and to the extent available and in preference to and priority over any distributions declared and payable on our common stock.

Payment of Dividends, Dividend Periods and Fixed Dividend Rate.    Dividends on the MRP Shares will be payable quarterly. Dividend periods for each series of the MRP Shares will end on February 28, May 31, August 31 and November 30,. Dividends will be paid on the first business day following the last day of each dividend period and upon redemption of such series of the MRP Shares. The table below sets forth applicable rate (per annum) for each series of MRP Shares, and may be adjusted upon a change in the credit rating of such series of MRP Shares.

Series	Fixed Dividend Rate
C	4.06%
D	3.36%
E	4.07%

Adjustment to MRP Shares Fixed Dividend Rate—Ratings.    So long as each series of MRP Shares are rated on any date no less than “A” by Fitch (and no less than an equivalent of such ratings by some other rating agency), then the Dividend Rate will be equal to the applicable rate for such series of MRP Shares. As of February 28, 2018, Fitch assigned each of our outstanding series of MRP Shares a rating of “A”. If the lowest credit rating assigned on any date to the then outstanding MRP Shares by Fitch (or any other rating agency) is equal to one of the ratings set forth in the table below (or its equivalent by some other rating agency), the Dividend Rate applicable to such outstanding MRP Shares for such date will be adjusted by adding the respective enhanced dividend amount (which shall not be cumulative) set opposite such rating to the applicable rate.

Fitch	Enhanced Dividend Amount
“A–”	0.5%
“BBB+” to “BBB–”	2.0%
“BB+” and lower	4.0%

If no rating agency is rating our MRP Shares, the Dividend Rate (so long as no rating exists) applicable to such series of MRP Shares for such date shall be the rate equal to the applicable rate plus 4.0%, unless the Dividend Rate is the default rate (namely, the applicable rate in effect on such calendar day, without adjustment for any credit rating change on such MRP Shares, plus 5% per annum), in which case the Dividend Rate shall remain the default rate.

Default Rate—Default Period.    The Dividend Rate will be the default rate in the following circumstances. Subject to the cure provisions below, a “Default Period” with respect to MRP Shares will commence on a date we fail to (i) pay directly or deposit irrevocably in trust in same-day funds with the paying agent by 1:00 p.m. New York City time the full amount of any dividends on the MRP Shares payable on the dividend payment date (a “Dividend Default”) or (ii) pay directly, or deposit irrevocably in trust in same-day funds with the paying agent by 1:00 p.m., New York City time, the full amount of any redemption price payable on a mandatory redemption date (a “Redemption Default”).

In the case of a Dividend Default, the Dividend Rate for each day during the Default Period will be equal to the default rate. The “default rate” for any calendar day shall be equal to the applicable rate in effect on such day (without adjustment for any credit rating change on such series of MRP Shares) plus five percent (5%) per annum. Subject to the cure period discussed in the following paragraph, a default period with respect to a Dividend Default or a Redemption Default shall end on the business day on which by 12:00 noon, New York City time, all unpaid dividends and any unpaid redemption price shall have directly paid.

No Default Period with respect to a Dividend Default or Redemption Default (if such default is not solely due to our willful failure) will be deemed to commence if the amount of any dividend or any redemption price due is paid (or shall, in the case of Series F MRP Shares, have been deposited irrevocably in trust in same-day funds with the paying agent for the Series F MRP Shares) within three business days (the “Default Rate Cure Period”) after the applicable dividend payment date or redemption date, together with an amount equal to the default rate applied to the amount of such non-payment based on the actual number of days within the Default Rate Cure Period divided by 360.

Upon failure to pay dividends for two years or more, the holders of MRP Shares will acquire certain additional voting rights. See “— Voting Rights.” Such rights shall be the exclusive remedy of the holders of MRP Shares upon any failure to pay dividends on the MRP Shares.

Distributions.    Distributions declared and payable shall be paid to the extent permitted under Maryland law and to the extent available and in preference to and priority over any distribution declared and payable on the common stock or any other junior securities. Because the cash distributions received from the MLPs in our portfolio are expected to exceed the earnings and profits associated with owning such MLPs, it is possible that a portion of a distribution payable on our preferred stock will be paid from sources other than our current or accumulated earnings and profits. The portion of such distribution which exceeds our current or accumulated earnings and profits would be treated as a return of capital to the extent of the stockholder’s basis in our preferred stock, then as capital gain.

Redemption

Term Redemption.    We are required to redeem all of the Series C MRP Shares on July 30, 2021, all of the Series D MRP Shares on September 7, 2021, and all of the Series E MRP Shares on December 1, 2024 (each such date, a “Term Redemption Date”).

MRP Shares—Optional Redemption.    To the extent permitted under the 1940 Act and Maryland law, we may, at our option, redeem the MRP Shares, in whole or in part, out of funds legally available therefor, at any time and from time to time, upon not less than 20 calendar days nor more than 40 calendar days prior notice. The optional redemption price per MRP Share shall be the $25.00 per share (the “Liquidation Preference Amount”) plus accumulated but unpaid dividends and distributions on such series of MRP Shares (whether or not earned or declared by us) to, but excluding, the date fixed for redemption, plus an amount determined in accordance with the applicable articles supplementary for each such series of MRP Shares which compensates the holders of such series of MRP Shares for certain losses resulting from the early redemption of such series of MRP Shares (the “Make-Whole Amount”). Notwithstanding the foregoing, we may, at our option, redeem the MRP Shares within 180 days prior to the applicable Term Redemption Date for such series of MRP Shares, at the Liquidation Preference Amount plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared by us but excluding interest thereon) to, but excluding, the date fixed for redemption.

In addition to the rights to optionally redeem the MRP Shares described above, if the asset coverage with respect to outstanding debt securities and preferred stock is less than or equal to 235% (and greater than 225% for the Series C MRP Shares), for any five business days within a ten business day period determined in accordance with the terms of the articles supplementary for such series of MRP Shares, we, upon notice (as provided below) of not less than 12 days, nor more than 40 days’ notice in any case, may redeem such series of MRP Shares at the Liquidation Preference Amount plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared) to, but excluding, the date fixed for redemption, plus a redemption amount equal to 2% of the liquidation preference amount. The amount of the MRP Shares that may be so redeemed shall not exceed an amount of such series of MRP Shares which results in an asset coverage of more than 250% pro forma for such redemption.

We shall not give notice of or effect any optional redemption unless (in the case of any partial redemption of a series of MRP Shares) on the date of such notice and on the date fixed for the redemption, we would satisfy the basic maintenance amount set forth in current applicable rating agency guidelines and the asset coverage with respect to outstanding debt securities and preferred stock is greater than or equal to 225% immediately subsequent to such redemption, if such redemption were to occur on such date.

Mandatory Redemption.    If, while any MRP Shares are outstanding, we fail to satisfy the asset coverage as of the last day of any month or the basic maintenance amount as of any valuation date, and such failure is not cured as of the close of business on the date that is 30 days from such business day (any such day, an “Asset Coverage Cure Date”), the MRP Shares will be subject to mandatory redemption out of funds legally available therefor at the Liquidation Preference Amount plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared by us, but excluding interest thereon) to, but excluding, the date fixed for redemption, plus a redemption amount equal to 1% of the Liquidation Preference Amount.

The number of MRP Shares to be redeemed under these circumstances will be equal to the product of (1) the quotient of the number of outstanding MRP Shares of each series divided by the aggregate number of outstanding shares of preferred stock (including the MRP Shares) which have an asset coverage test greater than or equal to 225% times (2) the minimum number of outstanding shares of preferred stock (including the MRP

Shares) the redemption of which, would result in us satisfying the asset coverage and basic maintenance amount as of the Asset Coverage Cure Date, as applicable (provided that, if there is no such number of MRP Shares of such series the redemption of which would have such result, we shall, subject to certain limitation set forth in the next paragraph, redeem all MRP Shares of such series then outstanding).

We are required to effect such mandatory redemptions not later than 40 days after the Asset Coverage Cure Date (each a “Mandatory Redemption Date”), except (1) if we do not have funds legally available for the redemption of, or (2) such redemption is not permitted under our credit facility, any agreement or instrument consented to or agreed to by the applicable preferred stock holders pursuant to the applicable articles supplementary or the note purchase agreements relating to the Notes to redeem or (3) if we are not otherwise legally permitted to redeem the number of MRP Shares which we would be required to redeem under the articles supplementary of such series of MRP Shares if sufficient funds were available, together with shares of other preferred stock which are subject to mandatory redemption under provisions similar to those contained in the articles supplementary for such series of MRP Shares, we shall redeem those MRP Shares, and any other preferred stock which we were unable to redeem, on the earliest practical date on which we will have such funds available, and we are otherwise not prohibited from redeeming pursuant to the credit facility or the note purchase agreements relating to the Notes or other applicable laws. In addition, our ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Maryland law.

If fewer than all of the outstanding shares of a series of MRP Shares are to be redeemed in an optional or mandatory redemption, we shall allocate the number of shares required to be redeemed pro rata among the holders of such series of MRP Shares in proportion to the number of shares they hold.

Redemption Procedure.    In the event of a redemption, we will, if required, file a notice of our intention to redeem any MRP Shares with the SEC under Rule 23c-2 under the 1940 Act or any successor provision to the extent applicable. We also shall deliver a notice of redemption to the paying agent and the holders of MRP Shares to be redeemed as specified above for an optional or mandatory redemption (“Notice of Redemption”).

If Notice of Redemption has been given, then upon the deposit with the paying agent sufficient to effect such redemption, dividends on such shares will cease to accumulate and such shares will be no longer deemed to be outstanding for any purpose and all rights of the holders of the shares so called for redemption will cease and terminate, except the right of the holders of such shares to receive the redemption price, but without any interest or additional amount.

Notwithstanding the provisions for redemption described above, but subject to provisions on liquidation rights described below, no MRP Shares may be redeemed unless all dividends in arrears on the outstanding MRP Shares and any of our outstanding shares ranking on a parity with the MRP Shares with respect to the payment of dividends or upon liquidation have been or are being contemporaneously paid or set aside for payment. However, at any time, we may purchase or acquire all the outstanding MRP Shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, holders of all outstanding MRP Shares.

Except for the provisions described above, nothing contained in the articles supplementary for each series of MRP Shares limits our legal right to purchase or otherwise acquire any MRP Shares at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase (1) there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any MRP Shares for which a Notice of Redemption has been given, (2) we are in compliance with the asset coverage with respect to our outstanding debt securities and preferred stock of 225% and the basic maintenance amount set forth in the current applicable rating agency guidelines after giving effect to such purchase or acquisition on the date thereof and (3) we make an offer to purchase or otherwise acquire any shares of such series of MRP Shares pro rata to the holders of all such MRP Shares at the time outstanding upon the same terms and conditions.

Any shares purchased, redeemed or otherwise acquired by us shall be returned to the status of authorized but unissued shares of common stock.

Limitations on Distributions

So long as we have senior securities representing indebtedness and Notes outstanding, holders of preferred stock will not be entitled to receive any distributions from us unless (1) asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred stock would be at least 225%, (2) the assets in our portfolio that have a value, discounted in accordance with guidelines set forth by each applicable rating agency, at least equal to the basic maintenance amount required by such rating agency under its specific rating agency guidelines, in each case, after giving effect to such distributions, (3) full cumulative dividends on the MRP Shares due on or prior to the date of such distribution have been declared and paid, and (4) we have redeemed the full number of MRP Shares required to be redeemed by any provision for mandatory redemption applicable to the MRP Shares, and (5) there is no event of default or default under the terms of our senior securities representing indebtedness or Notes.

Liquidation Rights

In the event of any liquidation, dissolution or winding up, the holders of MRP Shares then outstanding, together with the holders of any other shares of preferred stock ranking in parity with the MRP Shares would be entitled to receive a preferential liquidating distribution, which is expected to equal the liquidation preference per share plus accumulated and unpaid dividends, whether or not earned or declared, but without interest, before any distribution of assets is made to holders of common stock. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred stock will not be entitled to any further participation in any distribution of our assets. If, upon any such liquidation, dissolution or winding up of our affairs, whether voluntary or involuntary, our assets available for distribution among the holders of all outstanding preferred stock shall be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then available assets shall be distributed among the holders of all outstanding preferred stock ratably in that distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full. Preferred stock ranks junior to our debt securities upon our liquidation, dissolution or winding up of our affairs.

Voting Rights

Except as otherwise indicated in our Charter or Bylaws, or as otherwise required by applicable law, holders of preferred stock have one vote per share and vote together with holders of common stock as a single class.

The 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two directors at all times. The remaining directors will be elected by holders of common stock and preferred stock, voting together as a single class. In addition, the holders of any shares of preferred stock have the right to elect a majority of the directors at any time two years’ accumulated dividends on any preferred stock are unpaid. The 1940 Act also requires that, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of shares of any outstanding preferred stock, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred stock, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in our subclassification as a closed-end investment company or changes in our fundamental investment restrictions. See “Certain Provisions of the Maryland General Corporation Law and our Charter and Bylaws.” As a result of these voting rights, our ability to take any such actions may be impeded to the extent that any shares of our preferred stock are outstanding.

The affirmative vote of the holders of the 1940 Act Majority (as defined in our Charter) of the outstanding preferred stock, voting as a separate class will be required (1) to amend, alter or repeal any of the preferences, rights or powers of holders of our preferred stock so as to affect materially and adversely such preferences, rights or powers, and (2) to approve the creation, authorization or issuance of shares of any class of stock (or the issuance of a security convertible into, or a right to purchase, shares of a class or series) ranking senior to our preferred stock with respect to the payment of dividends or the distribution of assets. The class vote of holders of preferred stock described above will in each case be in addition to any other vote required to authorize the action in question.

Repurchase Rights

We will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any preferred stock, other than the MRP Shares, so long as (1) asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred stock would be at least 225%, (2) the assets in our portfolio have a value, discounted in accordance with guidelines set forth by each applicable rating agency, at least equal to the basic maintenance amount required by such rating agency under its specific rating agency guidelines, in each case after giving effect to such transactions, (3) full cumulative dividends on the MRP Shares due on or prior to the date of such purchase or acquisition have been declared and paid and (4) we have redeemed the full number of MRP Shares required to be redeemed by any provision for mandatory redemption applicable to the MRP Shares.

Market

Our MRP Shares are not listed (and the KMF Series D MRP Shares and KMF Series E MRP Shares will not be listed) on an exchange or an automated quotation system. Transfer Agent, Registrar, Dividend Paying Agent and Redemption Agent

The Bank of New York Mellon Trust Company, N.A., 601 Travis Street, 16th Floor, Houston, Texas 77002, serves as the transfer agent, registrar, dividend paying agent and redemption agent with respect to our MRP Shares.

Debt Securities

Under Maryland law and our Charter, we may borrow money, without prior approval of holders of common and preferred stock to the extent permitted by our investment restrictions and the 1940 Act. We may issue debt securities, including additional unsecured fixed and floating rate notes, or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or rating agency guidelines. Any borrowings will rank senior to the preferred stock and the common stock.

General

As of February 28, 2018, the Fund and KYE had $91 million and $115 million aggregate principal amount of Notes, respectively. The Notes are subordinated in right of payment to any of our secured indebtedness or other secured obligations to the extent of the value of the assets that secure the indebtedness or obligation. The Notes may be prepaid prior to their maturity at our option, in whole or in part, under certain circumstances and are subject to mandatory prepayment upon an event of default.

So long as Notes are outstanding, additional debt securities must rank on a parity with the Notes with respect to the payment of interest and upon the distribution of our assets. The table below sets forth the key terms of each series of KMF’s and KYE’s Notes (the latter of which will be assumed by KMF in connection with the Reorganization). The description of certain covenants applicable to our Notes below also applies to KYE’s Notes.

Series	Principal Outstanding ($ in millions)	Fixed Interest Rate	Maturity
KMF
C	21	4.00%	March 2022
D	40	3.34%	May 2023
E	30	3.46%	July 2021

	$91

KYE
I	5	2.59%	August 2018
J	25	3.07%	August 2020
K	42	3.72%	August 2023
L	38	3.82%	August 2025
M	5	3.36%	October 2021

	$115

Interest

The Notes will bear interest from the date of issuance at the fixed or floating rate shown above. Holders of our fixed rate Notes are entitled to receive semi-annual cash interest payments at an annual rate per the terms of such notes. If we do not pay interest when due, it will trigger an event of default and we will be restricted from declaring dividends and making other distributions with respect to our common stock and preferred stock. As of February 28, 2018, each series of Notes were rated “AAA” by Fitch. In the event the credit rating on any series of Notes falls below “A-” (Fitch) or the equivalent rating from a nationally recognized statistical ratings organization, the interest rate (including any applicable default rate) on such series will increase by 1% during the period of time such series is rated below “A-” or the equivalent rating from a nationally recognized statistical ratings organization.

Limitations

Under the requirements of the 1940 Act, immediately after issuing any senior securities representing indebtedness, we must have an asset coverage of at least 300%. Asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness. Under the 1940 Act, we may only issue one class of senior securities representing indebtedness. So long as any Notes are outstanding, additional debt securities must rank on a parity with Notes with respect to the payment of interest and upon the distribution of our assets. We are subject to certain restrictions imposed by Fitch, including restrictions related to asset coverage and portfolio composition. Borrowings also may result in our being subject to covenants in credit agreements that may be more stringent than the restrictions imposed by the 1940 Act. For a description of limitations with respect to our preferred stock, see “— Preferred Stock — Limitations on Distributions.”

Prepayment

To the extent permitted under the 1940 Act and Maryland law, we may, at our option, prepay the Notes, in whole or in part in the amounts set forth in the purchase agreements relating to such Notes, at any time from time to time, upon advance prior notice. The amount payable in connection with prepayment of the fixed rate notes is equal to 100% of the amount being repurchased, together with interest accrued thereon to the date of such prepayment and the Make-Whole Amount determined for the prepayment date with respect to such principal amount. In the case of each partial prepayment, the principal amount of a series of Notes to be prepaid shall be allocated among all of such series of Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. If our asset coverage is greater than 300%, but less than 325%, for any five business days within a ten business day period, in certain circumstances, we may prepay all or any part of the Notes at par plus 2%, so long as the amount of Notes redeemed does not cause our asset coverage to exceed 340%.

Events of Default and Acceleration of Notes; Remedies

Any one of the following events will constitute an “event of default” under the terms of the Notes:

•	default in the payment of any interest upon a series of debt securities when it becomes due and payable and the continuance of such default for 5 business days;

•	default in the payment of the principal of, or premium on, a series of debt securities whether at its stated maturity or at a date fixed for prepayment or by declaration or otherwise;

•	default in the performance, or breach, of certain financial covenants, including financial tests incorporated from other agreements evidencing indebtedness pursuant to the terms of the Notes, and covenants concerning the rating of the Notes, timely notification of the holders of the Notes of events of default, the incurrence of secured debt and the payment of dividends and other distributions and the making of redemptions on our capital stock, and continuance of any such default or breach for a period of 30 days; provided, however, in the case of our failure to maintain asset coverage or satisfy the basic maintenance test, such 30-day period will be extended by 10 days if we give the holders of the Notes notice of a prepayment of Notes in an amount necessary to cure such failure;

•	default in the performance, or breach, of any covenant (other than those covenants described above) of ours under the terms of the Notes, and continuance of such default or breach for a period of 30 days after the earlier of (1) a responsible officer obtaining actual knowledge of such default and (2) our receipt of written notice of such default from any holder of such Notes;

•	certain voluntary or involuntary proceedings involving us and relating to bankruptcy, insolvency or other similar laws;

•	KAFA or one of its affiliates is no longer our investment adviser;

•	if, on the last business day of each of twenty-four consecutive calendar months, the debt securities have a 1940 Act asset coverage of less than 100%;

•	other defaults with respect to Borrowings in an aggregate principal amount of at least $5 million, including payment defaults and any other default that would cause (or permit the holders of such Borrowings to declare) such Borrowings to be due prior to stated maturity;

•	if our representations and warranties or any representations and warranties of our officers made in connection with transaction relating to the issuance of the Notes prove to have been materially false or incorrect when made; or

•	other certain “events of default” provided with respect to the Notes that are typical for Borrowings of this type.

Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of a series of outstanding Notes may declare the principal amount of that series of Notes immediately due and payable upon written notice to us. Upon an event of default relating to bankruptcy, insolvency or other similar laws, acceleration of maturity occurs automatically with respect to all series of Notes. At any time after a declaration of acceleration with respect to a series of Notes has been made, and before a judgment or decree for payment of the money due has been obtained, the holders of a majority in principal amount of the outstanding Notes of that series, by written notice to us, may rescind and annul the declaration of acceleration and its consequences if all events of default with respect to that series of Notes, other than the non-payment of the principal of, and interest and certain other premiums relating to, that series of Notes which has become due solely by such declaration of acceleration, have been cured or waived and other conditions have been met.

Liquidation Rights

In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to us or to our creditors, as such, or to our assets, or (b) any liquidation, dissolution or other winding up of us, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of ours, then (after any payments with respect to any secured creditor of ours outstanding at such time) and in any such event the holders of our Notes shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all debt securities (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of our Notes, before the holders of any of our common or preferred stock are entitled to receive any payment on account of any redemption proceeds, liquidation preference or dividends from such shares. The holders of our Notes shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of ours being subordinated to the payment of our Notes, which may be payable or deliverable in respect of our Notes in any such case, proceeding, dissolution, liquidation or other winding up event.

Unsecured creditors of ours may include, without limitation, service providers including KAFA, custodian, administrator, broker-dealers and the trustee, pursuant to the terms of various contracts with us. Secured creditors of ours may include without limitation parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

A consolidation, reorganization or merger of us with or into any other company, or a sale, lease or exchange of all or substantially all of our assets in consideration for the issuance of equity securities of another company shall not be deemed to be a liquidation, dissolution or winding up of us.

Voting Rights

Our Notes have no voting rights, except to the extent required by law or as otherwise provided in the terms of the Notes relating to the acceleration of maturity upon the occurrence and continuance of an event of default. In connection with any other borrowings (if any), the 1940 Act does in certain circumstances grant to the lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.

Market

Our Notes are not listed on an exchange or automated quotation system.

Paying Agent

The Bank of New York Mellon Trust Company, N.A., 601 Travis Street, 16th Floor, Houston, Texas 77002, shall serve as the paying agent with respect to all of our Notes.

Certain Provisions of the Maryland General Corporation Law and our Charter and Bylaws

The Maryland General Corporation Law and our Charter and Bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. KYE’s Charter and Bylaws contain substantially similar provisions. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms. We have not elected to become subject to the Maryland Control Share Acquisition Act.

Classified Board of Directors

Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The current terms for the first, second and third classes will expire in 2020, 2018 and 2019, respectively. Upon expiration of their current terms, directors of each class will be elected to serve until the third annual meeting following their election and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our Charter and Bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. As noted above, pursuant to our Charter and Bylaws, our Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our Charter provides that the number of directors will be set only by the Board of Directors in accordance with our Bylaws. Our Bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, the number of directors may never be less than the minimum number required by the Maryland General Corporation Law or, unless our Bylaws are amended, more than fifteen. We have elected by provision in our Charter to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our Charter provides that, subject to the rights of one or more classes or series of preferred stock to elect or remove one or more directors, a director may be removed only for cause, as defined in the Charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or, with respect to the holders of common stock, unless the charter provides for stockholder action by less than unanimous written consent (which is not the case for our Charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals.    Our Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is a stockholder of record at the time of giving the notice and at the time of the meeting and who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder a stockholder of record at the time of giving the notice and at the time of the meeting and who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Calling of Special Meetings of Stockholders

Our Bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, convert, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by the board and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of Charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our Charter also provides that certain Charter amendments, including but not limited to any charter amendment that would make our stock a redeemable security (within the meaning of the 1940 Act) or would cause us, whether by merger or otherwise, to convert from a closed-end company to an open-end company, and any proposal for our liquidation or dissolution, requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 80% of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter.

Additionally, any transaction between us and any person or group that is entitled to exercise, or direct the exercise of, or acquire the right to exercise or direct the exercise of, directly or indirectly, other than solely by virtue of a revocable proxy, one-tenth or more of the voting power in the election of directors, also requires the approval of at least 80% of the votes entitled to vote on the matter. However, if the transaction is approved by at least 80% of our continuing directors (in addition to approval by our Board of Directors), stockholder approval of the transaction is not required unless Maryland law or another provision of the Charter or Bylaws requires such approval.

The “continuing directors” are defined in our Charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors. Our Charter and Bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of our Bylaws and to make new Bylaws.

Market and Net Asset Value Information

Shares of KMF’s and KYE’s common stock are listed on the NYSE under the symbols “KMF” and “KYE,” respectively. KMF’s and KYE’s common stock commenced trading on the NYSE on November 24, 2010 and June 28, 2005, respectively.

Each Fund’s common stock has traded both at a premium and at a discount in relation to its net asset value. As of February 28, 2018, each Fund’s common stock was trading at a discount to net asset value, and we cannot assure that the common stock will trade at a premium in the future. Any issuance of common stock may have an adverse effect on prices in the secondary market for the Funds’ common stock by increasing the number of shares of common stock available, which may create downward pressure on the market price for the common stock. Shares of closed-end investment companies frequently trade at a discount to net asset value. See “Risk Factors — Additional Risks Related to Our Common Stock — Market Discount From Net Asset Value Risk.”

The following tables set forth for each of the fiscal quarters indicated the range of high and low closing sales price of the Funds’ common stock and the quarter-end sales price, each as reported on the NYSE, the net asset value per share of common stock and the premium or discount to net asset value per share at which the Funds’ shares were trading. Net asset value is determined on a daily basis. See “—Net Asset Value” for information as to the determination of net asset value.

KMF

	Quarterly Closing Sales Price		Quarter-End Closing
	High	Low	Sales Price	Net Asset Value Per Share of Common Stock(1)	Premium/ (Discount) of Sales Price to Net Asset Value(2)
Fiscal Year 2017
Fourth Quarter	$14.76	$12.40	$12.88	$14.15	(9.0)%
Third Quarter	15.42	13.00	14.03	15.12	(7.2)
Second Quarter	16.72	14.96	14.96	15.64	(4.3)
First Quarter	17.01	15.19	16.46	17.78	(7.4)
Fiscal Year 2016
Fourth Quarter	$15.96	$13.69	$15.33	$17.41	(11.9)%
Third Quarter	15.08	13.28	14.40	15.86	(9.2)
Second Quarter	13.49	9.83	13.39	14.48	(7.5)
First Quarter	15.14	7.01	9.71	9.55	1.7
Fiscal Year 2015
Fourth Quarter	$24.12	$15.46	$15.46	$17.56	(12.0)%
Third Quarter	32.67	20.82	22.61	25.21	(10.3)
Second Quarter	34.97	30.85	32.72	36.62	(10.6)
First Quarter	35.82	30.13	34.42	36.80	(6.5)

(1)	NAV per share is determined as of close of business on the last day of the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low closing sales prices, which may or may not fall on the last day of the quarter. NAV per share is calculated as described under the caption “Net Asset Value.”

(2)	Calculated as of the quarter-end closing sales price divided by the quarter-end NAV.

On February 28, 2018, the last reported sales price of KMF’s common stock on the NYSE was $13.11, which represented a discount of approximately 2.3% to the NAV per share reported by KMF on that date.

As of February 28, 2018, KMF had approximately 22 million shares of common stock outstanding and had net assets applicable to common stockholders of approximately $296 million.

KYE

	Quarterly Closing Sales Price		Quarter-End Closing
	High	Low	Sales Price	Net Asset Value Per Share of Common Stock(1)	Premium/ (Discount) of Sales Price to Net Asset Value(2)
Fiscal Year 2017
Fourth Quarter	$11.17	$9.21	$9.68	$10.46	(7.5)%
Third Quarter	11.41	9.85	10.66	11.23	(5.1)
Second Quarter	12.94	11.00	11.00	11.61	(5.3)
First Quarter	12.97	11.34	12.78	13.18	(3.0)
Fiscal Year 2016
Fourth Quarter	$11.89	$10.03	$11.52	$13.02	(11.5)%
Third Quarter	11.31	10.04	10.88	11.90	(8.6)
Second Quarter	10.08	7.35	9.89	10.94	(9.6)
First Quarter	12.50	5.08	7.41	7.38	0.4
Fiscal Year 2015
Fourth Quarter	$16.08	$12.25	$12.43	$13.23	(6.0)%
Third Quarter	23.77	13.96	16.04	18.66	(14.0)
Second Quarter	26.66	23.09	23.62	26.40	(10.5)
First Quarter	28.96	24.29	26.66	26.83	(0.6)

(1)	NAV per share is determined as of close of business on the last day of the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low closing sales prices, which may or may not fall on the last day of the quarter. NAV per share is calculated as described under the caption “Net Asset Value.”

(2)	Calculated as of the quarter-end closing sales price divided by the quarter-end NAV.

On February 28, 2018, the last reported sales price of KYE’s common stock on the NYSE was $9.60, which represented a discount of approximately 2.8% to the NAV per share reported by KYE on that date.

As of February 28, 2018, KYE had approximately 37 million shares of common stock outstanding and had net assets applicable to common stockholders of approximately $363 million.

Performance Information

The performance table below, as of February 28, 2018, illustrates the past performance of an investment in each Fund. As shown in the table below, since KMF’s inception, it has generally outperformed KYE on both a net asset value and market price basis. A Fund’s past performance does not necessarily indicate how such Fund will perform in the future.

Average Annual Total Returns as of February 28, 2018

	Based on Net Asset Value(1)						Based on Market Price(2)
	1 Year	3 Years	5 Years	10 Years	Inception(3)	KMF’s Inception(4)	1 Year	3 Years	5 Years	10 Years	Inception(3)	KMF’s Inception(4)
KMF	(18.1)%	(19.5)%	(7.3)%	N/A	0.4%	0.4%	(13.6)%	(18.3)%	(8.3)%	N/A	(0.6)%	(0.6)%
KYE	(18.0)%	(20.5)%	(10.4)%	(1.9)%	1.5%	(5.0)%	(17.8)%	(21.1)%	(12.1)%	(0.8)%	0.8%	(6.2)%

(1)	Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes the reinvestment of distributions at actual prices pursuant to each Fund’s dividend reinvestment plan.

(2)	Total investment return based on market value is calculated assuming a purchase of common stock at the closing market price on the first day and a sale at the closing market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to each Fund’s dividend reinvestment plan.

(3)	KMF and KYE commenced investment operations on November 24, 2010 and June 28, 2005, respectively.

(4)	Represents the applicable average annual total returns of the Funds since November 30, 2010, the first month-end following KMF’s commencement of investment operations.

Net Asset Value

Calculation of Net Asset Value

Each Fund determines its net asset value on a daily basis and such calculation is made available on the Funds’ website, www.kaynefunds.com. Net asset value is computed by dividing the value of all of the Fund’s assets (including accrued interest and distributions), less all of the Fund’s liabilities (including accrued expenses, distributions payable, and any Borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

Investment Valuation

Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service or, if such prices are not available or in the judgment of KAFA such prices are stale or do not represent fair value, by an independent broker. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes for securities are not available, or such prices are stale or do not represent fair value in the judgment of KAFA, fair market value will be determined using the Fund’s valuation process for securities that are privately issued or otherwise restricted as to resale.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

Each Fund holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any security for which (a) reliable market quotations are not available in the judgment of KAFA, or (b) the independent pricing service or independent broker does not provide prices or provides a price that in the judgment of KAFA is stale or does not represent fair value, shall each be valued in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Fund’s Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are valued by senior professionals of KAFA who are responsible for the portfolio investments. The investments will be valued monthly with new investments valued at the time such investment was made.

•	Investment Team Valuation Documentation. Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuation and supporting documentation is submitted to the Valuation Committee (a committee of the Board of Directors) and the Board of Directors on a quarterly basis.

•	Valuation Committee. The Valuation Committee meets to consider the valuations submitted by KAFA at the end of each quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•	Valuation Firm. Quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of total assets.

•	Board of Directors Determination. The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

Unless otherwise determined by the Board of Directors, each Fund values its PIPE investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly traded security less a discount. The discount is initially equal to the discount negotiated at the time that the Fund agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

Each Fund values convertible preferred units in publicly traded MLPs using a convertible pricing model. This model takes into account the attributes of the convertible preferred units, including the preferred dividend, conversion ratio and call features, to determine the estimated value of such units. In using this model, each Fund estimates (i) the credit spread for the convertible preferred units which is based on credit spreads for companies in a similar line of business as the publicly traded MLP and (ii) the expected volatility for the publicly traded MLP’s common units, which is based on the publicly traded MLP’s historical volatility. Each Fund may then apply a discount to the value derived from the convertible pricing model to account for an expected discount in market prices for convertible securities relative to the values calculated using pricing models. If the valuation for the convertible preferred unit is less than the public market price for the publicly traded MLP’s common units at such time, the public market price for the publicly traded MLP’s common units will be used for the convertible preferred units.

Each Fund’s investments in private companies are typically valued using one of or a combination of the following valuation techniques: (i) analysis of valuations for publicly traded companies in a similar line of business (“public company analysis”), (ii) analysis of valuations for comparable M&A transactions (“M&A analysis”) and (iii) discounted cash flow analysis. As of February 28, 2018, neither Fund had any investments in private companies.

The public company analysis utilizes valuation ratios (commonly referred to as trading multiples) for publicly traded companies in a similar line of business as the portfolio company to estimate the fair value of such portfolio company. Typically, the analysis focuses on the ratio of enterprise value (“EV”) to earnings before interest expense, income tax expense, depreciation and amortization (“EBITDA”) which is referred to as an EV/EBITDA multiple and the ratio of equity market value (“EMV”) to distributable cash flow (“DCF”) which is referred to as a EMV/DCF multiple. For these analyses, each Fund utilizes projections provided by external sources (i.e., third party equity research estimates) as well as internally developed estimates, and focuses on EBITDA and DCF projections for the current calendar year and next calendar year. Based on this data, each Fund selects a range of multiples for each metric given the trading multiples of similar publicly traded companies and apply such multiples to the portfolio company’s EBITDA and DCF to estimate the portfolio company’s enterprise value and equity value. When calculating these values, each Fund applies a discount to the portfolio company’s estimated equity value for the lack of marketability in the portfolio company’s securities.

The M&A analysis utilizes valuation multiples for historical M&A transactions for companies or assets in a similar line of business as the portfolio company to estimate the fair value of such portfolio company. Typically, the analysis focuses on EV/EBITDA multiples. Each Fund selects a range of multiples based on EV/EBITDA multiples for similar M&A transactions and applies such ranges to the portfolio company’s EBITDA to estimate the portfolio company’s enterprise value. Each Fund utilizes projections provided by external sources as well as internally developed estimates to calculate the valuation multiples of the comparable M&A transactions.

The discounted cash flow analysis is used to estimate the equity value for the portfolio company based on estimated cash flows of such portfolio company. Such cash flows include a terminal value for the portfolio company, which is typically based on an EV/EBITDA multiple. A present value of these cash flows is determined by using estimated discount rates (based on our estimate for required equity rate of return for such portfolio company).

Each Fund may invest in a taxable subsidiary formed to make and hold investments in accordance with its investment objective. Any investment in such a subsidiary will be valued based on the NAV of the subsidiary. The NAV of the subsidiary will be computed by dividing the value of all of the subsidiary’s assets less all of its liabilities by the total number of the subsidiary’s outstanding securities. The subsidiary’s portfolio securities will be valued in accordance with the same valuation procedures applied to the Funds’ portfolio securities.

Under all of these valuation techniques, the Funds estimate operating results of their portfolio companies (including EBITDA and DCF). These estimates utilize unobservable inputs such as historical operating results, which may be unaudited, and projected operating results, which will be based on operating assumptions for such portfolio company. These estimates will be sensitive to changes in assumptions specific to such portfolio company as well as general assumptions for the industry. Other unobservable inputs utilized in the valuation techniques outlined above include: discounts for lack of marketability, selection of publicly traded companies, selection of similar M&A transactions, selected ranges for valuation multiples and expected required rates of return (discount rates).

Changes in EBITDA multiples, DCF multiples, or discount rates, each in isolation, may change the fair value of a Fund’s portfolio investments. Generally, a decrease in EBITDA multiples or DCF multiples, or an increase in discount rates will result in a decrease in the fair value of such portfolio investments.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of investments may fluctuate from period to period. Additionally, the fair value of investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that a Fund may ultimately realize.

Financial Highlights

KMF

The Financial Highlights set forth below are derived from KMF’s financial statements, the accompanying notes thereto, and the report of PricewaterhouseCoopers LLP thereon for the fiscal year ended November 30, 2017 which are incorporated by reference into the Statement of Additional Information. Copies of the Statement of Additional Information are available from KMF without charge upon request.

KMF FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2017	2016	2015
Per Share of Common Stock(1)
Net asset value, beginning of period	$17.41	$17.56	$39.51
Net investment income (loss)(2)	0.14	(0.07)	0.30
Net realized and unrealized gain (loss)	(2.10)	1.43	(18.42)

Total income (loss) from operations	(1.96)	1.36	(18.12)

Common dividends — dividend income(3)	(0.03)	(1.50)	(1.68)
Common distributions — long-term capital gains(3)	—	—	(2.14)
Common distributions — return of capital(3)	(1.27)	—	—

Total dividends and distributions — common	(1.30)	(1.50)	(3.82	)(4)

Effect of issuance of common stock	—	(0.01)	(0.01)
Effect of shares issued in reinvestment of distributions	—	—	—

Effect of common stock repurchased	—	—	—

Net asset value, end of period	$14.15	$17.41	$17.56

Market value per share of common stock, end of period	$12.88	$15.33	$15.46

Total investment return based on common stock market value(5)	(8.7)%	12.7%	(50.2)%
Total investment return based on net asset value(6)	(11.7)%	12.7%	(48.7)%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$311,843	$383,557	$380,478
Ratio of expenses to average net assets
Management fees(8)	1.7%	1.8%	1.9%
Other expenses	0.4	0.5	0.2

Subtotal	2.1	2.3	2.1
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.7%	3.8	2.5
Management fee waiver	—	—	—
Excise taxes	—	—	0.4

Total expenses	3.8%	6.1%	5.0%

Ratio of net investment income (loss) to average net assets(2)	0.9%	(0.5)%	1.0%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	(11.9)%	10.3%	(58.3)%
Portfolio turnover rate	25.5%	48.2%	45.3%
Average net assets	$360,869	$314,015	$672,534
Notes outstanding, end of period(9)	$91,000	$91,000	$185,000
Credit facility outstanding, end of period(9)	—	$—	$—
Term loan outstanding, end of period(9)	—	$27,000	$—
Mandatory redeemable preferred stock, end of period(9)	$35,000	$35,000	$70,000
Average shares of common stock outstanding	22,034,170	21,975,582	21,657,943
Asset coverage of total debt(10)	481.1%	454.7%	343.5%
Asset coverage of total leverage (debt and preferred stock)(11)	347.5%	350.7%	249.2%
Average amount of borrowings per share of common stock during the period(1)	$5.16	$4.86	$11.16

KMF FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2014	2013	2012
Per Share of Common Stock(1)
Net asset value, beginning of period	$35.75	$29.01	$25.94
Net investment income (loss)(2)	(0.01)	(0.06)	0.17
Net realized and unrealized gains (losses)	5.61	8.61	4.64

Total income (loss) from operations	5.60	8.55	4.81

Common dividends — dividend income(3)	(1.57)	(1.15)	(1.30)
Common distributions — long-term capital gains(3)	(0.34)	(0.66)	(0.41)
Common distributions — return of capital(3)	—	—	—

Total dividends and distributions — common	(1.91)	(1.81)	(1.71)

Effect of shares issued in reinvestment of distributions	(0.02)	—	(0.03)
Effect of issuance of common stock	—	—	—

Effect of common stock repurchased	0.09	—	—

Net asset value, end of period	$39.51	$35.75	$29.01

Market value per share of common stock, end of period	$35.82	$32.71	$28.04

Total investment return based on common stock market value(5)	15.3%	23.5%	33.3%
Total investment return based on net asset value(6)	16.4%	30.5%	19.4%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$854,257	$788,057	$635,226
Ratio of expenses to average net assets
Management fees(8)	1.7%	1.8%	1.7%
Other expenses	0.2	0.2	0.3

Subtotal	1.9	2.0	2.0
Interest expense and distributions on mandatory redeemablepreferred stock(2)	1.7	1.8	1.8
Management fee waiver	—	—	—
Excise taxes	—	0.1	—

Total expenses	3.6%	3.9%	3.8%

Ratio of net investment income (loss) to average net assets(2)	(0.0)%	(0.2)%	0.6%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	14.0%	25.9%	16.8%
Portfolio turnover rate	45.3%	49.1%	67.6%
Average net assets	$887,585	$726,248	$620,902
Notes outstanding, end of period(9)	$235,000	$205,000	$165,000
Credit facility outstanding, end of period(9)	$—	$50,000	$48,000
Term loan outstanding, end of period(9)	$46,000	$—	$—
Mandatory redeemable preferred stock, end of period(9)	$105,000	$65,000	$65,000
Average shares of common stock outstanding	21,897,671	21,969,288	21,794,596
Asset coverage of total debt(10)	441.4%	434.5%	428.7%
Asset coverage of total leverage (debt and preferred stock)(11)	321.3%	346.3%	328.5%
Average amount of borrowings per share of common stock during the period(1)	$12.84	$10.51	$8.85

KMF FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30, 2011	For the Period November 24, 2010(12) through November 30, 2010
Per Share of Common Stock(1)
Net asset value, beginning of period	$23.80	$23.83	(13)
Net investment income (loss)(2)	0.29	(0.02)
Net realized and unrealized gains (losses)	3.12	(0.01)

Total income (loss) from operations	3.41	(0.03)

Common dividends — dividend income(3)	(1.20)	—
Common distributions — long-term capital gains(3)	—	—
Common distributions — return of capital(3)	—	—

Total dividends and distributions — common	(1.20)	—

Effect of shares issued in reinvestment of distributions	(0.04)	—
Effect of issuance of common stock	(0.03)	—
Effect of common stock repurchased	—	—

Net asset value, end of period	$25.94	$23.80

Market value per share of common stock, end of period	$22.46	$25.00

Total investment return based on common stock market value(5)	(5.5)%	0.0	%(14)
Total investment return based on net asset value(6)	14.7%	(0.1	)%(14)
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$562,044	$452,283
Ratio of expenses to average net assets
Management fees(8)	1.6%	1.3%
Other expenses	0.3	0.3	(15)

Subtotal	1.9	1.6
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.3	—
Management fee waiver	(0.3)	(0.3)
Excise taxes	—	—

Total expenses	2.9%	1.3%

Ratio of net investment income (loss) to average net assets(2)	1.1%	(1.3	)%(15)
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	13.4%	(0.1	)%(14)
Portfolio turnover rate	74.1%	0.0	%(14)
Average net assets	$537,044	$452,775
Notes outstanding, end of period(9)	$115,000	$—
Credit facility outstanding, end of period(9)	$45,000	$—
Term loan outstanding, end of period(9)	$—	$—
Mandatory redeemable preferred stock, end of period(9)	$35,000	$—
Average shares of common stock outstanding	21,273,512	19,004,000
Asset coverage of total debt(10)	473.2%	—
Asset coverage of total leverage (debt and preferred stock)(11)	388.2%	—
Average amount of borrowings per share of common stock during the period(1)	$6.50	—

KMF FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Based on average shares of common stock outstanding.

(2)	Distributions on the Fund’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss).

(3)	The information presented for each period is a characterization of the total distributions paid to the common stockholders as either dividend income (a portion of which was eligible to be treated as qualified dividend income) or distributions (long-term capital gains or return of capital) and is based on the Fund’s earnings and profits.

(4)	Includes special distribution of $1.80 per share paid in July 2015.

(5)	Total investment return based on market value is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(6)	Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(7)	Unless otherwise noted, ratios are annualized.

(8)	Ratio reflects total management fee before waiver, if any.

(9)	Principal/liquidation value.

(10)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value) or any other senior securities representing indebtedness and MRP Shares (liquidation value) divided by the aggregate amount of Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it incur additional indebtedness if at the time of such declaration or incurrence its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Credit Facility and the Term Loan are considered senior securities representing indebtedness.

(11)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value), any other senior securities representing indebtedness and MRP Shares divided by the aggregate amount of Notes, any other senior securities representing indebtedness and MRP Shares (liquidation value). Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Fund, under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these asset coverage ratio tests, the Credit Facility and the Term Loan are considered senior securities representing indebtedness.

(12)	Commencement of operations.

(13)	Initial public offering price of $25.00 per share less underwriting discounts of $1.125 per share and offering costs of $0.05 per share.

(14)	Not annualized.

(15)	For purposes of annualizing other expenses of the Fund, professional fees and reports to stockholders are fees associated with the annual audit and annual report and therefore have not been annualized.

KYE

The Financial Highlights set forth below are derived from KYE’s financial statements, the accompanying notes thereto, and the report of PricewaterhouseCoopers LLP thereon for the fiscal year ended November 30, 2017 which are incorporated by reference into the Statement of Additional Information. Copies of the Statement of Additional Information are available from KYE without charge upon request.

KYE FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2017	2016	2015
Per Share of Common Stock(1)
Net asset value, beginning of period	$13.02	$13.23	$29.17
Net investment income (loss)(2)	0.12	(0.05)	0.30
Net realized and unrealized gains (losses)	(1.68)	0.93	(14.30)

Total income (loss) from operations	(1.56)	0.88	(14.00)

Dividends and distributions — auction rate preferred(2)(3)	—	—	—

Common dividends — dividend income(3)	(0.04)	(0.64)	—
Common distributions — long-term capital gains(3)	—	—	—
Common distributions — return of capital(3)	(0.96)	(0.44)	(1.94)

Total dividends and distributions — common	(1.00)	(1.08)	(1.94)

Effect of common stock repurchased	—	—	—
Effect of issuance of common and preferred stock	—	—	—
Gain on 765 shares of Series B Preferred Stock redeemed at a discount to liquidation value	—	—	—
Effect of shares issued in reinvestment of distributions	—	(0.01)	—

Total capital stock transactions	—	(0.01)	—

Net asset value, end of period	$10.46	$13.02	$13.23

Market value per share of common stock, end of period	$9.68	$11.52	$12.43

Total investment return based on common stock market value(4)	(8.3)%	5.2%	(54.7)%
Total investment return based on net asset value(5)	(12.3)%	11.8%	(50.2)%
Supplemental Data and Ratios(6)
Net assets applicable to common stockholders, end of period	$384,231	$475,924	$477,287
Ratio of expenses to average net assets
Management fees	1.8%	1.9%	1.9%
Other expenses	0.3	0.3	0.2

Subtotal	2.1	2.2	2.1
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.8	3.8	2.1

Total expenses	3.9%	6.0%	4.2%

Ratio of net investment income (loss) to average net assets(2)	1.0%	(0.5)%	1.3%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	(12.8)%	8.8%	(61.8)%
Portfolio turnover rate	23.4%	43.7%	50.0%
Average net assets	$446,007	$393,071	$817,534
Notes outstanding, end of period(7)	$115,000	$115,000	$230,000
Credit facility outstanding, end of period(7)	$—	$—	$—
Term loan outstanding, end of period(7)	$21,000	$25,000	$—
Mandatory redeemable preferred stock, end of period(7)	$40,000	$50,000	$120,000
Average shares of common stock outstanding	36,635,886	36,490,584	36,066,280
Asset coverage of total debt(8)	411.9%	475.7%	359.7%
Asset coverage of total leverage (debt and preferred stock)(9)	318.3%	350.5%	236.4%
Average amount of borrowings per share of common stock during the period(1)	$3.98	$3.57	$8.10

KYE FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2014	2013	2012	2011
Per Share of Common Stock(1)
Net asset value, beginning of period	$28.91	$25.43	$25.25	$26.53
Net investment income (loss)(2)	0.14	(0.28)	(0.04)	(0.08)
Net realized and unrealized gains (losses)	2.06	5.68	2.14	0.71

Total income (loss) from operations	2.20	5.40	2.10	0.63

Dividends and distributions — auction rate preferred(2)(3)	—	—	—	—

Common dividends — dividend income(3)	(1.60)	(0.05)	(0.71)	—
Common distributions — long-term capital gains(3)	(0.33)	(1.23)	—	(1.92)
Common distributions — return of capital(3)	—	(0.64)	(1.21)	—

Total dividends and distributions — common	(1.93)	(1.92)	(1.92)	(1.92)

Effect of common stock repurchased	0.01	—	—	—
Effect of issuance of common and preferred stock	—	0.01	—	—
Gain on 765 shares of Series B Preferred Stock redeemed at a discount to liquidation value	—	—	—	—
Effect of shares issued in reinvestment of Distributions	(0.02)	(0.01)	—	0.01

Total capital stock transactions	(0.01)	—	—	0.01

Net asset value, end of period	$29.17	$28.91	$25.43	$25.25

Market value per share of common stock, end of period	$30.10	$27.99	$25.02	$23.82

Total investment return based on common stock market value(4)	15.3%	20.2%	13.0%	(9.7)%
Total investment return based on net asset value(5)	8.1%	22.1%	8.4%	2.3%
Supplemental Data and Ratios(6)
Net assets applicable to common stockholders, end of period	$1,050,352	$1,038,876	$901,787	$883,967
Ratio of expenses to average net assets
Management fees	1.8%	1.8%	1.8%	1.8%
Other expenses	0.1	0.2	0.2	0.2

Subtotal	1.9	2.0	2.0	2.0
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.7	2.1	2.4	2.3

Total expenses	3.6%	4.1%	4.4%	4.3%

Ratio of net investment income (loss) to average net assets(2)	0.4%	(1.0)%	(0.2)%	(0.3)%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	7.1%	19.5%	7.8%	2.3%
Portfolio turnover rate	37.7%	46.0%	57.2%	57.6%
Average net assets	$1,129,602	$987,463	$934,388	$940,587
Notes outstanding, end of period(7)	$345,000	$275,000	$273,000	$301,000
Credit facility outstanding, end of period(7)	$—	$70,000	$40,000	$—
Term loan outstanding, end of period(7)	$28,000	$—	$—	$—
Mandatory redeemable preferred stock, end of period(7)	$120,000	$120,000	$120,000	$120,000
Average shares of common stock outstanding	36,004,074	35,708,710	35,222,412	34,742,802
Asset coverage of total debt(8)	413.8%	435.9%	426.4%	433.5%
Asset coverage of total leverage (debt and preferred stock)(9)	313.1%	323.4%	308.3%	310.0%
Average amount of borrowings per share of common stock during the period(1)	$10.16	$9.04	$8.70	$8.92

KYE FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2010	2009	2008
Per Share of Common Stock(1)
Net asset value, beginning of period	$20.04	$13.43	$29.01
Net investment income (loss)(2)	0.16	0.31	0.88
Net realized and unrealized gains (losses)	8.24	8.26	(14.09)

Total income (loss) from operations	8.40	8.57	(13.21)

Dividends and distributions — auction rate preferred(2)(3)	—	—	(0.34)

Common dividends — dividend income(3)	(1.92)	(0.62)	(0.38)
Common distributions — long-term capital gains(3)		—	—
Common distributions — return of capital(3)	—	(1.34)	(1.68)

Total dividends and distributions — common	(1.92)	(1.96)	(2.06)

Effect of common stock repurchased	—	—	—
Effect of issuance of common and preferred stock	—	—	—
Gain on 765 shares of Series B Preferred Stock redeemed at a discount to liquidation value	—	—	0.03
Effect of shares issued in reinvestment of distributions	0.01	—	—

Total capital stock transactions	0.01	—	0.03

Net asset value, end of period	$26.53	$20.04	$13.43

Market value per share of common stock, end of period	$28.34	$22.28	$10.53

Total investment return based on common stock market value(4)	37.9%	139.9%	(55.2)%
Total investment return based on net asset value(5)	43.6%	69.2%	(49.2)%
Supplemental Data and Ratios(6)
Net assets applicable to common stockholders, end of period	$915,064	$677,678	$437,946
Ratio of expenses to average net assets
Management fees	1.7%	1.7%	1.6%
Other expenses	0.3	0.3	0.3

Subtotal	2.0	2.0	1.9
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.3	2.6	0.7

Total expenses	4.3%	4.6%	2.6%

Ratio of net investment income (loss) to average net assets(2)	0.7%	2.0%	3.1%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	37.2%	55.8%	(47.7)%
Portfolio turnover rate	62.0%	88.8%	65.0%
Average net assets	$771,297	$512,647	$915,456
Notes outstanding, end of period(7)	$250,000	$165,000	$225,000
Credit facility outstanding, end of period(7)	$67,000	$47,000	$—
Term loan outstanding, end of period(7)	$—	$—	$—
Mandatory redeemable preferred stock, end of period(7)	$90,000	$—	$—
Average shares of common stock outstanding	34,177,249	33,272,958	32,258,146
Asset coverage of total debt(8)	417.1%	419.7%	294.6	%(10)
Asset coverage of total leverage (debt and preferred stock)(9)	324.8%	419.7%	294.6	%(10)
Average amount of borrowings per share of common stock during the period(1)	$7.71	$5.18	$3.53

KYE FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Based on average shares of common stock outstanding.

(2)	Distributions on the Fund’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss).

(3)	The information presented for each period is a characterization of the total distributions paid to the preferred stockholders and common stockholders as either dividend income (a portion was eligible to be treated as qualified dividend income) or distributions (long-term capital gains or return of capital) and is based on the Fund’s earnings and profits.

(4)	Total investment return based on market value is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(5)	Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(6)	Unless otherwise noted, ratios are annualized.

(7)	Principal / liquidation value.

(8)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value) or any other senior securities representing indebtedness and MRP Shares (liquidation value) divided by the aggregate amount of Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it incur additional indebtedness if at the time of such declaration or incurrence its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Credit Facility and the Term Loan are considered senior securities representing indebtedness.

(9)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value), any other senior securities representing indebtedness and MRP Shares divided by the aggregate amount of Notes, any other senior securities representing indebtedness and MRP Shares (liquidation value). Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Fund, under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these asset coverage ratio tests, the Credit Facility and the Term Loan are considered senior securities representing indebtedness.

(10)	At November 30, 2008, the Fund’s asset coverage ratio on total debt pursuant to the 1940 Act was less than 300%. However, on December 2, 2008, the Fund entered into an agreement to repurchase $60,000 of its Notes, which closed on December 5, 2008. Upon the closing of the repurchase of the Notes, the Fund was in compliance with the 1940 Act and with its covenants under the Notes agreements.

Information about the Reorganization

The Board of Directors of KYE, including the Independent Directors, has unanimously approved the Reorganization Agreement, declared the Reorganization advisable and directed that the Reorganization proposal be submitted to the KYE stockholders for consideration. If the stockholders approve the Reorganization, KYE would transfer substantially all of its assets to KMF, and KMF would assume substantially all of KYE’s liabilities, in exchange solely for newly issued shares of common and preferred stock of KMF, which will be distributed by KYE to its stockholders in the form of a liquidating distribution (although cash will be distributed in lieu of fractional common shares). KYE will then cease its separate existence under Maryland law and terminate its registration under the 1940 Act. The aggregate NAV of KMF common stock received by KYE common stockholders in the Reorganization will equal the aggregate NAV of KYE common stock held on the business day prior to closing of the Reorganization, less the costs of the Reorganization attributable to their common shares. KMF will continue to operate after the Reorganization as a registered, non-diversified, closed-end management investment company with the investment objectives and policies described in this joint proxy statement/prospectus.

In connection with the Reorganization, each holder of KYE MRP Shares will receive in a private placement an equivalent number of newly issued KMF MRP Shares having substantially identical terms as the KYE MRP Shares. The aggregate liquidation preference of the KMF MRP Shares received by the holders of KYE MRP Shares in the Reorganization will equal the aggregate liquidation preference of the KYE MRP Shares held immediately prior to the closing of the Reorganization. The KMF MRP Shares to be issued in the Reorganization will have equal priority with KMF’s existing outstanding preferred shares as to the payment of dividends and the distribution of assets in the event of a liquidation of KMF. In addition, the preferred shares of KMF, including the KMF MRP Shares to be issued in connection with the Reorganization, will be senior in priority to KMF common shares as to payment of dividends and the distribution of assets in the event of a liquidation of KMF.

The exchange rate for common shares will be determined based on each Fund’s respective net asset value per share as of the business day prior to the closing of the Reorganization. The net asset value of a share of common stock of each Fund will be calculated as follows:

The value of the total assets (the value of the securities held plus any cash or other assets, including interest, dividends or distributions accrued but not yet received computed in accordance with U.S. Generally Accepted Accounting Principles)

Minus:

•	all liabilities (including accrued expenses and accumulated and unpaid distributions)

•	accumulated and unpaid distributions on and the aggregate liquidation preference amount of any outstanding preferred stock

•	accrued and unpaid interest payments on and the aggregate principal amount of any outstanding indebtedness

•	any distributions payable on the common stock

•	the Fund’s share of the Reorganization costs

Divided by:

•	The total number of shares of common stock outstanding at such time.

Since KMF common shares will be issued at NAV in exchange for the net assets of KYE (less the expenses of the Reorganization attributed to KYE) having a value equal to the aggregate NAV of those KMF common shares, the NAV per share of KMF common shares should remain virtually unchanged immediately following the Reorganization, except for its share of the costs of the Reorganization. Thus, the Reorganization should result in no dilution on the basis of NAV of KMF common shares, other than to reflect the costs of the Reorganization. However, as a result of the Reorganization, a common stockholder of both Funds will hold a reduced percentage of ownership in the larger combined entity than he or she did in any of the separate Funds. No sales charge or fee of any kind will be charged to stockholders of KYE in connection with their receipt of KMF common shares in the Reorganization. The price of KMF’s shares may fluctuate following the Reorganization as a result of market conditions or other factors.

The Reorganization is intended to qualify as a tax-free reorganization. As such, no gain or loss should be recognized by KYE or its stockholders upon the closing of the Reorganization. However, KYE stockholders will generally recognize gain or loss with respect to cash they receive pursuant to the Reorganization in lieu of fractional KMF shares.

If the Reorganization so qualifies, the aggregate tax basis of KMF common shares received by stockholders of KYE should be the same as the aggregate tax basis of the common shares of KMF surrendered in exchange therefore (reduced by any amount of tax basis allocable to a fractional share of common stock for which cash is received). See “—Terms of the Agreement and Plan of Reorganization” and “—Material U.S. Federal Income Tax Consequences of the Reorganization” for additional information.

Terms of the Agreement and Plan of Reorganization

The following is a summary of the material terms and conditions of the Reorganization Agreement. This summary is qualified in its entirety by reference to the form of Reorganization Agreement attached as Appendix A hereto.

The Reorganization Agreement contemplates that KYE would transfer substantially all of its assets to KMF, and KMF would assume substantially all of KYE’s liabilities, in exchange solely for newly issued shares of common and preferred stock of KMF, which will be distributed by KYE to its stockholders in the form of a liquidating distribution (although cash will be distributed in lieu of fractional common shares). KYE will then be terminated and dissolved in accordance with its charter and Maryland law.

As a result of the Reorganization, KYE will:

•	deregister as an investment company under the 1940 Act;

•	cease its separate existence under Maryland law;

•	remove its common shares from listing on the NYSE; and

•	withdraw from registration under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

After the closing of the Reorganization, shares of KMF common stock will be credited to holders of KYE common stock only on a book-entry basis. KMF shall not issue certificates representing shares in connection with the Reorganization, irrespective of whether KYE stockholders hold their shares in certificated form and all outstanding certificates representing common stock of KYE will be deemed cancelled.

The Reorganization Agreement provides the time for and method of determining the net value of KYE’s assets (and therefore shares) and the NAV per share of KMF. The valuation will be done immediately after the close of business, as described in the Reorganization Agreement, on the business day immediately preceding the closing date. Any special stockholder selections (for example, automatic investment plans for current KYE stockholder accounts) will NOT automatically transfer to the new accounts unless newly set up by the affected stockholder.

No sales charge or fee of any kind will be charged to holders of KYE common shares in connection with their receipt of KMF common shares in the Reorganization.

From and after the closing date, KMF will possess all of the properties, assets, rights, privileges and powers and shall be subject to all of the restrictions, liabilities, obligations, disabilities and duties of KYE, all as provided under Maryland law.

Under Maryland law, stockholders of KYE are not entitled to dissenters’ rights in connection with the Reorganization. However, any holder of KYE’s common stock may sell his or her shares on the NYSE at any time prior to the Reorganization.

The Reorganization Agreement may be terminated and the Reorganization may be abandoned, whether before or after approval by stockholders, at any time prior to the closing date by resolution of either applicable Fund’s Board of Directors, if circumstances should develop that, in the opinion of that Board of Directors, make proceeding with the Reorganization inadvisable.

The Reorganization Agreement provides that either Fund party thereto may waive compliance with any of the terms or conditions made therein for the benefit of that Fund, other than the requirements that: (a) the Reorganization be approved by stockholders of KYE; and (b) the Funds receive the opinion of Paul Hastings LLP that the transactions contemplated by the Reorganization Agreement will constitute a tax-free reorganization for federal income tax purposes, if, in the judgment of the Fund’s Board of Directors, after consultation with Fund counsel, such waiver will not have a material adverse effect on the benefits intended to be provided by the Reorganization to the stockholders of the Fund.

Under the Reorganization Agreement, each Fund, out of its assets and property, will indemnify and hold harmless the other Fund party thereto and the members of the Board of Directors and officers of the other Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the other Fund and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Fund of any of its representations, warranties, covenants or agreements set forth in the Reorganization Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Fund or the members of the Board of Directors or officers of the Fund prior to the closing date, provided that such indemnification by the Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction. In no event will a Fund or the members of the Board of Directors or officers of a Fund be indemnified for any losses, claims, damages, liabilities or expenses arising out of or based on conduct constituting willful misfeasance, bad faith, gross negligence or the reckless disregard of duties.

The Board of Directors of each Fund, including the Independent Directors, has determined, with respect to its Fund, that the interests of the holders of that Fund’s common stock will not be diluted on the basis of NAV as a result of the Reorganization and that participation in the Reorganization is in the best interests of that Fund. All costs of the Reorganization will be borne by the Funds on a pro rata basis based upon each Fund’s relative NAV. Such expenses shall include, but not be limited to, all costs related to the preparation and distribution of this joint proxy statement/prospectus, proxy solicitation expenses, SEC registration fees and NYSE listing fees.

Material U.S. Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of common or preferred stock of KYE as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular stockholder or to stockholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Prospective investors must consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

The federal income tax consequences with respect to the Reorganization will be dependent upon the particular facts in existence prior to and at the time of the Reorganization. In addition, the application of certain aspects of the federal income tax law to the proposed Reorganization is unclear and subject to alternative interpretations.

The parties believe that the Reorganization will be characterized for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. It may, however, be treated as a taxable transaction in which KMF or KYE is deemed to have sold all of their respective assets for federal income tax purposes and the KMF or KYE stockholders are deemed to have exchanged their respective stock in a taxable sale.

Requirements to Qualify as a Tax-Free Reorganization

Under Code Section 368(a)(1)(A), a statutory merger of one or more corporations into the acquiring corporation generally may qualify as a tax-free reorganization and, under Code Section 368(a)(1)(C), a transaction that results in an exchange of stock of an acquiring corporation for substantially all of the assets of another corporations similarly may qualify as a tax-free reorganization. In addition to the statutory requirements, the transaction needs to satisfy the continuity of proprietary interest, continuity of business enterprise, and business purpose requirements, all of which should be satisfied in the contemplated Reorganization.

Even if a transaction would satisfy the general requirements for a tax-free reorganization, the Code provides that an otherwise qualifying reorganization involving an investment company will not qualify as a tax-free reorganization with respect to any such investment company (and its shareholders) unless the investment company was immediately before the transaction a regulated investment company (“RIC”), a real estate investment trust (“REIT”), or a corporation that meets the diversified investment requirements of Code Section 368(a)(2)(F)(ii). Each of KMF and KYE has qualified as a RIC; accordingly, the remainder of this discussion assumes both KMF and KYE are investment companies.

Federal Income Tax Consequence if the Reorganization Qualifies as a Tax-Free Reorganization

If the Reorganization qualifies as tax-free reorganizations as to KMF and KYE within the meaning of Section 368(a) of the Code, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

•	No gain or loss will be recognized by KMF or KYE upon the Reorganization.

•	No gain or loss will be recognized by a stockholder of KYE who receives KMF common shares or KMF MRP Shares pursuant to the Reorganization (except with respect to cash received in lieu of a fractional KMF common share, as discussed below).

•	The aggregate tax basis of KMF common shares and KMF MRP Shares, received by a stockholder of KYE pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of common or preferred stock of KYE surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional share of common stock for which cash is received).

•	The holding period of KMF common shares and KMF MRP Shares, received by a stockholder of KYE pursuant to the Reorganization will include the holding period of KYE shares of stock surrendered in exchange therefor.

•	A stockholder of KYE that receives cash in lieu of a fractional KMF common shares pursuant to the Reorganization will recognize capital gain or loss with respect to the fractional share of common stock in an amount equal to the difference between the amount of cash received for the fractional KMF common share and the portion of such stockholder’s tax basis in its KYE shares of common stock that is allocable to the fractional share of common stock. The capital gain or loss will be long-term if the holding period for the KYE shares of common stock is more than one year as of the date of the exchange.

•	KMF’s tax basis in the KYE assets received by KMF pursuant to the Reorganization will equal the tax basis of such assets in the hands of KYE immediately prior to the Reorganization, and KMF’s holding period of such assets will, in each instance, include the period during which the assets were held by KYE.

•	Even though KMF will be the corporation surviving the Reorganization, for certain tax purposes, KYE will be treated as the technical acquirer because its market value is larger than that of KMF. Accordingly, KYE will succeed to any federal tax capital loss carryforwards that KYE or KMF had at the time of the Reorganization, although such carryforwards, and possibly any built-in losses with respect to the KMF assets, will be subject to the limitations on the deductibility of such losses following the Reorganization, as set forth in Code Section 382. Code Section 382 generally limits the amount of taxable income that may be offset by capital loss carryforwards to an amount equal to the product of the fair market value of the loss entity’s stock times a specified rate issued by the IRS, which for a transaction effected on February 28, 2018 would have been 1.97 percent. Thus, if the Reorganization had occurred on February 28, 2018 and the fair market value of KMF’s equity (including preferred stock) was $323.9 million, the amount of the KMF capital loss carryforward that could be used annually to offset taxable income would be $6.4 million, until KMF’s loss carryforwards were fully utilized. As of November 30, 2017, KMF had $117.0 million of capital loss carryforwards that would be subject to this limitation. As of November 30, 2017, KYE had $111.0 million of capital loss carryforwards. KYE’s capital loss carryforwards can be carried forward indefinitely and generally should not be limited as a result of the Reorganization. Certain other adjustments to the utilization of loss carryforwards may apply (following the Reorganization) if KMF has unrealized gains or losses at the time of the consummation of the change of control.

Federal Income Tax Consequence if the Reorganization Fails to Qualify as a Tax-Free Reorganization

If the Reorganization fails to qualify as a tax-free reorganization because KMF or KYE fail to meet the asset diversification tests or for any other reason, the transaction will be taxable to the non-diversified investment company and its stockholders. For example, if KYE is treated as a non-diversified investment company, KYE will be deemed to have sold all of its assets to KMF in a taxable transaction, followed by a deemed liquidation of KYE and a distribution of the sales proceeds (the KMF stock) to KYE’s stockholders. Based upon current market values, KYE anticipates that it would recognize a net gain for federal income tax purposes on such deemed sale. Each KYE stockholder would recognize gain or loss on the liquidating distribution in an amount equal to the difference between the fair market value of the KMF stock received in the Reorganization and such stockholder’s basis in its KYE stock. KMF’s basis in the assets of the combined entity would include (i) its historic basis in the assets previously held by KMF and (ii) the fair market value of the KYE assets as of the date of the Reorganization. KMF, after the Reorganization, would not succeed to any net operating or capital loss carryforwards of KYE.

If, alternatively, KMF is treated as a non-diversified investment company, KMF will be deemed to have sold all of its assets to KYE in a taxable transaction with the attendant deemed liquidation. Based upon current market values, KMF anticipates it would recognize a net gain for federal income tax purposes. Each KMF stockholder would recognize capital gain or loss in an amount equal to the difference between the fair market value of the KMF stock held and the stockholder’s basis in such stock. KMF, after the Reorganization, would receive a fair market value basis in the assets historically held by KMF and will lose any of its pre-existing net operating loss and capital loss carryforwards.

Reporting Requirements

A KYE stockholder who receives KMF common shares as a result of the Reorganization may be required to retain records pertaining to the Reorganization. Each KYE stockholder who is required to file a federal income tax return and who is a “significant holder” that receives KMF common shares in the Reorganization will be required to file a statement with the holder’s federal income tax return setting forth, among other things, the holder’s basis in the KYE shares surrendered and the fair market value of the KMF common shares and cash, if any, received in the Reorganization. A “significant holder” is a holder of KYE shares who, immediately before the Reorganization, owned at least 5% of the outstanding KMF shares.

Certain Federal Income Tax Matters

This section relates to KMF and Certain Federal Income Tax Matters related to KMF (other parts of this document relate to both KMF and KYE). Accordingly, references to “we” “us” “our” or “the Fund” in this section are references to KMF.

The following discussion of federal income tax matters is based on the advice of our counsel, Paul Hastings LLP.

This section and the discussion in the Statement of Additional Information summarize certain U.S. federal income tax consequences of owning our securities for U.S. taxpayers. This section is current as of the date of this joint proxy statement/prospectus. Tax laws and interpretations change frequently, possibly with retroactive effect, and this summary does not describe all of the tax consequences to all taxpayers. Except as otherwise provided, this summary generally does not describe your situation if you are a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe any state, local or foreign tax consequences. Investors should consult their own tax advisors regarding the tax consequences of investing in us.

We have elected to be treated and intend to qualify each year (including the taxable year in which the Reorganization occurs) as a RIC under Subchapter M of the Code. In order to qualify as a RIC, we must satisfy certain requirements regarding the sources of its income, the diversification of our assets and the distribution of our income. As a RIC, we are not expected to be subject to federal income tax on the income and gains we distribute to our shareholders. Because KYE has also elected to be treated and intends to qualify each year as a RIC under Subchapter M of the Code, the following discussion of certain federal income tax matters associated with an investment in us generally applies to KYE, with respect to an investment in KYE.

Distributions paid out of our investment company taxable income (which includes dividends and distributions we receive, interest income and net short-term capital gain) will generally be taxable to shareholders as ordinary income, except as described below with respect to qualified dividend income. Net capital gain distributions (the excess of net long-term capital gain over net short-term capital loss) are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held its shares. Long-term capital gains for noncorporate shareholders are currently taxable at a maximum federal income tax rate of 20%. In addition, certain individuals, estates and trusts are subject to a 3.8% Medicare tax on net investment income, including net capital gains and other taxable dividends. Corporate shareholders are taxed on capital gain at the same rates as apply to ordinary income. Distributions derived from qualified dividend income and received by a noncorporate shareholder will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a shareholder to be qualified dividend income, we must meet certain holding period and other requirements with respect to the dividend-paying stocks in our portfolio and the noncorporate shareholder must meet certain holding period and other requirements with respect to its shares of us. A portion of our distributions to shareholders may qualify for the dividends-received deduction

As a RIC, we will not be subject to federal income tax in any taxable year provided that we meet certain distribution requirements. We may retain for investment some (or all) of our net capital gains. If we retain any net capital gains or investment company taxable income, we will be subject to tax at regular corporate rates on the amount retained. If we retain any net capital gains, we may designate the retained amount as undistributed capital gains in a notice to our shareholders who, if subject to federal income tax on long-term capital gains, (1) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (2) will be entitled to credit their proportionate shares of the federal income tax paid by us on such undistributed amount against their federal income tax liabilities, if any; and (3) may claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the basis of shares owned by a shareholder of us will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (2) of the preceding sentence.

If we utilize leverage through borrowings, or otherwise, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or eliminate our ability to make distributions on our common shares and preferred shares until the asset coverage is restored. These limitations could prevent us from distributing at least 90% of our investment company taxable income as is required under the Code and therefore might jeopardize our qualification as a RIC and might subject us to federal income tax or a nondeductible 4% federal excise tax.

Dividends declared by us in October, November or December to shareholders of record in one of those months and paid during the following January will be treated as having been paid by us and received by shareholders on December 31 of the year the distributions were declared.

Each shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions.

We may invest to a limited degree in MLPs that are treated as qualified publicly traded partnerships for federal income tax purposes. Net income derived from an interest in a qualified publicly traded partnership is included in the sources of income from which a RIC must derive 90% of its gross income. However, no more than 25% of the value of a RIC’s total assets at the end of each fiscal quarter may be invested in securities of qualified publicly traded partnerships. If an MLP in which we invest is taxed as a partnership for federal income tax purposes, we will be taxable on our allocable share of the MLP’s income regardless of whether we receive any distribution from the MLP. Thus, we may be required to sell other securities in order to satisfy the distribution requirements to qualify as a RIC and to avoid federal income and excise taxes. Distributions to us from an MLP that is taxed as a partnership for federal income tax purposes will constitute a return of capital to the extent of our basis in our interest in the MLP. If our basis is reduced to zero, distributions will constitute capital gain for federal income tax purposes.

Backup Withholding and Information Reporting

We may be required to withhold U.S. federal income tax at a rate of 24% from all distributions and redemption proceeds payable to shareholders who fail to provide us with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the required information is furnished to the IRS.

The Foreign Account Tax Compliance Act

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require us to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, we may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on our dividends and distributions and sale, redemption or exchange proceeds. We may disclose the information that we receive from (or concerning) our shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Investors are urged to consult their own tax advisers regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Tax Risks

Investing in our securities involves certain tax risks, which are more fully described in “Risk Factors—Risks Related to Our Business and Structure—Tax Risks.”

Required Vote

Stockholder approval of the Reorganization requires the affirmative vote of (i) the holders of a majority of the issued and outstanding KYE common and preferred stock (voting as a class) and (ii) the holders of a majority of the outstanding voting securities,” as such term is defined under the 1940 Act represented by KYE preferred stock (voting as a separate class). Under the 1940 Act, a “majority of the outstanding voting securities” means the vote, at the annual or a special meeting of the security holders of such company duly called, the lesser of (A) of 67 percent or more of the voting securities present at such meeting, if the holders of more than 50 percent of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50 percent of the outstanding voting securities of such company. For purposes of this proposal, each share of KYE common stock and each share of KYE preferred stock is entitled to one vote. Abstentions and broker non-votes, if any, will have the same effect as votes against approving the Reorganization since approval is based on the affirmative vote of all votes entitled to be cast. Abstentions will be considered present for purposes of determining the presence of a quorum for KYE at the Meeting.

Board Recommendation

THE BOARD OF DIRECTORS OF KYE, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT KYE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE REORGANIZATION.

PROPOSAL TWO: ISSUANCE OF ADDITIONAL KMF COMMON STOCK IN CONNECTION WITH THE REORGANIZATION

The Board of Directors of KMF, including the Independent Directors, has unanimously approved the Reorganization Agreement, including the issuance of additional shares of KMF common stock in connection therewith, declared the Reorganization advisable and directed that the issuance of additional KMF common stock in connection with the Reorganization be submitted to the KMF stockholders.

The rules of the NYSE require the stockholders of KMF to approve the issuance of additional KMF common shares in connection with the Reorganization. Pursuant to the Reorganization Agreement, which is described more fully under “Proposal One: Reorganization,” KYE would transfer substantially all of its assets to KMF, and KMF would assume substantially all of KYE’s liabilities, in exchange solely for newly issued shares of common and preferred stock of KMF, which will be distributed by KYE to its stockholders in the form of a liquidating distribution (although cash will be distributed in lieu of fractional common shares). KYE will then cease its separate existence under Maryland law and terminate its registration under the 1940 Act. As a result of the Reorganization, (i) each share of common stock of KYE will convert into newly-issued KMF common shares, and (ii) each KYE MRP Share will convert into newly-issued KMF MRP Shares having identical terms as the KYE MRP Shares.

The aggregate NAV of KMF common stock issued in the Reorganization will equal the aggregate NAV of the common stock of KYE held the business day prior to the Reorganization, less the costs of the Reorganization (though stockholders of KYE will receive cash for their fractional shares of common stock). The Reorganization will result in no reduction of the NAV of KMF common shares, immediately following the Reorganization, other than to reflect the costs of the Reorganization. KMF will continue to operate as a registered, non-diversified, closed-end investment company with the investment objective and policies described in this joint proxy statement/prospectus.

The parties believe that the Reorganization will be characterized for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. If the Reorganization so qualifies, neither KMF nor its stockholders will recognize any gain or loss in connection with the Reorganization.

The Board of Directors of KMF, based upon its evaluation of all relevant information, anticipates that the Reorganization will benefit the stockholders of KMF. The Funds have very similar investment strategies and objectives and the Reorganization will permit each Fund to continue to pursue them in a larger fund. Additionally, the Reorganization is expected to result in several benefits for stockholders in the Combined Fund, including (i) anticipated cost savings through the elimination of duplicative expenses, (ii) expected accretion to net distributable income, (iii) greater financial flexibility through a larger asset base and (iv) the opportunity for enhanced long-term market liquidity. For additional information about the Reorganization, including a comparison of KMF and KYE, the reasons for the Reorganization and the U.S. Federal income tax consequences of the Reorganization, see “Proposal One: Reorganization.”

Required Vote

KMF stockholder approval of the issuance of additional KMF common shares in connection with the Reorganization requires the affirmative vote of the holders of a majority of votes cast by the holders of the issued and outstanding KMF common and preferred stock (voting as a class). For purposes of this proposal, each share of KMF common stock and each share of KMF preferred stock is entitled to one vote. Abstentions, if any, will have the same effect as votes against the issuance of additional KMF common stock in connection with the Reorganization, since approval is based on the affirmative vote of all votes entitled to be cast. Broker non-votes, if any, will not count as votes cast and thus will have no effect on the proposal.

Board Recommendation

THE BOARD OF DIRECTORS OF KMF UNANIMOUSLY RECOMMENDS KMF STOCKHOLDERS VOTE “FOR” THE ISSUANCE OF ADDITIONAL KMF COMMON STOCK IN CONNECTION WITH THE REORGANIZATION.

PROPOSAL THREE: ELECTION OF DIRECTORS

The KMF Board of Directors unanimously nominated the following directors for the specified terms and until their successors have been duly elected and qualified:

•	Anne K. Costin and James C. Baker until the 2019 Annual Meeting of Stockholders;

•	William R. Cordes and Barry R. Pearl until the 2020 Annual Meeting of Stockholders; and

•	Kevin S. McCarthy, William H. Shea, Jr. and William L. Thacker until the 2021 Annual Meeting of Stockholders.

Ms. Costin and Mr. Shea are currently directors of KYE, and Mr. Baker is currently President of KYE and KMF, and each has been nominated to the Board of Directors of KMF to serve whether or not the Reorganization is approved. Messrs. Cordes, Pearl and McCarthy are currently directors of KMF and have been nominated to move from one Class to another and, as a result, will be up for election at the Annual Meeting. Mr. Thacker is currently a director of KMF, and his existing term as a KMF director is expiring at the Annual Meeting. Mr. Richey is an existing director of KMF who is not up for election at the Meeting. Following the completion of the Reorganization, the KMF board (as modified) will govern the Combined Fund.

Each director has consented to be named in this joint proxy statement/prospectus and has agreed to serve if elected. KMF has no reason to believe that any of the nominees will be unavailable to serve. The persons named on the accompanying proxy card intend to vote at the Meeting (unless otherwise directed) “FOR” the election of the nominees. If any of the nominees is unable to serve because of an event not now anticipated, the persons named as proxies may vote for another person designated by KMF’s Board of Directors.

In accordance with KMF’s charter, its Board of Directors is divided into three classes of approximately equal size. Including the directors nominated for election at the Meeting, KMF will have eight directors as follows:

Class	Term*	Directors	Common Stockholders	Preferred Stockholders
I	Until 2020	William R. Cordes	X	X

		Barry R. Pearl	X	X

II	Until 2021	Kevin S. McCarthy	X	X

		William H. Shea, Jr.		X

		William L. Thacker	X	X

III	Until 2019	Anne K. Costin	X	X

		Albert L. Richey	X	X

		James C. Baker		X

*	Each director serves a three-year term until the Annual Meeting of Stockholders for the designated year and until his or her successor has been duly elected and qualified.

Pursuant to the terms of KMF’s preferred stock, the holders of preferred stock are entitled as a class, to the exclusion of the holders of KMF’s common stock, to elect two directors of the Fund (the “Preferred Directors”). The KMF Board of Directors has designated William H. Shea, Jr. and James C. Baker as the Preferred Directors. The terms of the preferred stock further provide that the remaining nominees shall be elected by holders of common stock and preferred stock voting together as a single class.

The following tables set forth the nominees’ and each remaining director’s name and year of birth; position(s) with KMF and length of time served; principal occupations during the past five years; and other directorships held during the past five years. The address for the nominees and directors is 811 Main Street, 14th Floor, Houston, TX 77002.

The term “Independent Director” is used to refer to a director who is not an “interested person,” as defined in the 1940 Act, of the Fund, of Kayne Anderson or of KMF’s underwriters in offerings of its securities from time to time as defined in the 1940 Act. None of the Independent Directors nor any of their immediate family members, has ever been a director, officer or employee of Kayne Anderson or its affiliates. Each of Kevin S. McCarthy and James C. Baker is an “interested person” or “Interested Director” by virtue of his employment relationship with Kayne Anderson.

The KMF Board of Directors has adopted a mandatory retirement policy. No director may be nominated or stand for re-election if that director would have his or her 75th birthday before the stockholders’ meeting at which that director would be elected. Once elected, a director may complete his or her term even if that director turns 75 during such term.

For information regarding KMF’s executive officers and their compensation, see “—Information About Executive Officers” and “—Compensation Discussion and Analysis.”

In addition to serving on the Board of Directors of KMF, each of the directors also serves on the Board of Directors of other Kayne Anderson affiliates, as set forth in the tables below. In addition, Mr. McCarthy also serves on the Board of Directors of KYE, Kayne Anderson MLP Investment Company (“KYN”) and Kayne Anderson Energy Development Company (“KED”). KYN, KYE, KMF and KED are all closed-end investment companies registered under the 1940 Act that are advised by KAFA. Contemporaneously with the Reorganization, KYN and KED are pursuing a similar combination transaction (the “KYN Reorganization”) that, if approved, is expected to close at the same time as the Reorganization. As a result, if both transactions are approved, it is expected that each director will serve on the Board of Directors of two Kayne Anderson affiliates, KYN and KMF, and KED and KYE will cease to exist.

Directors and Director Nominees

Nominees for Director Who Are Independent

Name (Year Born)	Position(s) Held with the Fund, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director During Past Five Years
Anne K. Costin (born 1950)	Director nominee. New term as a director until the 2019 annual meeting of stockholders.	Professor at the Amsterdam Institute of Finance from 2007 to 2013. Adjunct Professor in the Finance and Economics Department of Columbia University Graduate School of Business in New York from 2004 through 2007. As of March 1, 2005, Ms. Costin retired after a 28-year career at Citigroup. During the seven years prior to her retirement, Ms. Costin was Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division	2	Current: • KYE • KYN

Name (Year Born)	Position(s) Held with the Fund, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director During Past Five Years
William R. Cordes (born 1948)	Director. Revised term as a director until the 2020 annual meeting of stockholders. Served since inception.	Retired from Northern Border Pipeline Company in March 2007 after serving as President from October 2000 to March 2007. Chief Executive Officer of Northern Border Partners, L.P. from October 2000 to April 2006. President of Northern Natural Gas Company from 1993 to 2000. President of Transwestern Pipeline Company from 1996 to 2000.	2	Current: • KED • Boardwalk Pipeline Partners, LP (midstream MLP) Prior: • Northern Border Partners, L.P. (midstream MLP)
Barry R. Pearl (born 1949)	Director. Revised term as a director until the 2020 annual meeting of stockholders. Served since inception.

Management consultant to Northstar Midstream, a private developer and operator of petroleum infrastructure assets since March 2016. Executive Vice President of Kealine, LLC, (and its affiliate WesPac Midstream LLC, an energy infrastructure developer), from February 2007 to March 2016.

Provided management consulting services from January 2006 to February 2007. President of Texas Eastern Products Pipeline Company, LLC (“TEPPCO”), (the general partner of TEPPCO Partners, L.P.) from February 2001 to December 2005. Chief Executive Officer and director of TEPPCO from May 2002 to December 2005; and Chief Operating Officer from February 2001 to May 2002.

			2

Current:

• KED

• Magellan Midstream Partners, L.P. (midstream MLP)

Prior:

• Peregrine Midstream Partners LLC (natural gas storage)

• Seaspan Corporation (containership chartering)

• Targa Resources Partners LP (midstream MLP)

• TEPPCO Partners, L.P. (midstream MLP)

William L. Thacker (born 1945)	Director. 3-year term as a director until the 2018 annual meeting of stockholders. Served since inception.	Chairman of the Board of Directors of Copano Energy, L.L.C. from 2009 to 2013. Retired from the Board of TEPPCO in May 2002 after serving as Chairman from March 1997 to May 2002; Chief Executive Officer from January 1994 to May 2002; and President, Chief Operating Officer and Director from September 1992 to January 1994.	2

Current:

• KED

• QEP Resources, Inc. (oil and gas exploration and production company)

Prior:

• Copano Energy, L.L.C. (midstream MLP)

• GenOn Energy, Inc. (electricity generation and sales)

• Pacific Energy Partners, L.P. (midstream MLP)

• TEPPCO Partners, L.P. (midstream MLP)

Name (Year Born)	Position(s) Held with the Fund, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director During Past Five Years
William H. Shea, Jr. (born 1954)	Director nominee. New term as a director until the 2021 annual meeting of stockholders.	Chief Executive Officer of Mainline Energy Partners, LLC since July 2016. Chief Executive Officer and President of Niska Gas Storage Partners LLC from May 2014 to July 2016. Chief Executive Officer of the general partner of PVR Partners, L.P. (PVR) from March 2010 to March 2014. Chief Executive Officer and President of the general partner of Penn Virginia GP Holdings L.P. (PVG), from March 2010 to March 2011. Private investor from June 2007 to March 2010. From September 2000 to June 2007, President, Chief Executive Officer and Director (Chairman from May 2004 to June 2007) of Buckeye Partners, L.P. (BPL). From May 2004 to June 2007, President, Chief Executive Officer and Chairman of Buckeye GP Holdings, L.P. (BGH) and its predecessors.	2

Current:

• KYE

• KYN

• Mainline Energy Partners, LLC (midstream energy)

• USA Compression Partners, LP (natural gas compression MLP)

Prior:

• BGH (general partner of BPL)

• BPL (midstream MLP)

• Gibson Energy ULC (midstream energy)

• Niska Gas Storage Partners LLC (natural gas storage)

• PVG (owned general partner of PVR)

• PVR (midstream MLP)

• Penn Virginia Corporation (oil and gas exploration and production company)

(1)	The 1940 Act requires the term “Fund Complex” to be defined to include closed-end funds advised by the Fund’s investment adviser, KAFA, and includes KYN, KYE, KMF and KED.

Remaining Directors Who Are Independent

Name (Year Born)	Position(s) Held with the Fund, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director During Past Five Years
Albert L. Richey (born 1949)	Director. 3-year term as a director until the 2019 annual meeting of stockholders. Served since inception.	Retired from Anadarko Petroleum Corporation in August 2016 after serving as Senior Vice President Finance and Treasurer from January 2013 to August 2016; Vice President, Special Projects from January 2009 to December 2012; Vice President of Corporate Development from 2006 to December 2008; Vice President and Treasurer from 1995 to 2005; and Treasurer from 1987 to 1995.	2	Current: • KED Prior: • Boys & Girls Clubs of Houston • Boy Scouts of America

(1)	The 1940 Act requires the term “Fund Complex” to be defined to include closed-end funds advised by the Fund’s investment adviser, KAFA, and includes KYN, KYE, KMF and KED.

Nominees for Director Who Are Interested Persons

Name (Year Born)	Position(s) Held with the Fund, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director During Past Five Years
Kevin S. McCarthy(2) (born 1959)	Chairman of the Board of Directors and Chief Executive Officer. Revised term as a director until the 2018 annual meeting of stockholders. Elected annually as an officer. Served since inception.	Managing Partner of KACALP since June 2004 and Co-Managing Partner of KAFA since 2006. Chief Executive Officer of KYN, KYE, KED and KMF since inception (KYN inception in 2004, KYE inception in 2005, KED inception in 2006 and KMF inception in 2010).	4

Current:

• KED

• KYN

• KYE

• Kayne Anderson Acquisition Corp. (special purpose acquisition company)

• Range Resources Corporation (oil and gas exploration and production company)

Prior:

• Clearwater Natural Resources, L.P. (coal mining)

• Direct Fuels Partners, L.P. (transmix refining and fuels distribution)

• Emerge Energy Services LP (frac sand MLP)

• International Resource Partners LP (coal mining)

• K-Sea Transportation Partners LP (shipping MLP)

• ONEOK, Inc. (midstream company)

• ProPetro Services, Inc. (oilfield services)

James C. Baker(2) (born 1972)	Director nominee. Served as President since June 2016 and as Executive Vice President from June 2008 to June 2016. Elected annually as an officer since June 2005.	Senior Managing Director of KACALP and KAFA since February 2008. President of KYN, KYE, KMF and KED since June 2016. Executive Vice President of KYN, KYE and KED from June 2008 to June 2016, and of KMF from August 2010 to June 2016.	1	Current: • KED Prior: • K-Sea Transportation Partners LP (shipping MLP) • Petris Technology, Inc. (data management for energy companies) • ProPetro Services, Inc. (oilfield services)

(1)	The 1940 Act requires the term “Fund Complex” to be defined to include closed-end funds advised by the Fund’s investment adviser, KAFA, and includes KYN, KYE, KMF and KED.

(2)	Each of Mr. McCarthy and Mr. Baker is an “interested person” by virtue of his employment relationship with Kayne Anderson.

Director Compensation

Directors and officers who are “interested persons” by virtue of their employment by Kayne Anderson, including all executive officers, serve without any compensation from KMF. For the fiscal year ended November 30, 2017, directors were compensated as follows:

•	Each Independent Director who serves on the Board of Directors of both KMF and KED received an annual retainer of $105,000 for his or her service on both boards. KMF and KED each paid a pro rata portion of this retainer quarterly based on their total assets for the quarter. As of November 30, 2017, 60% and 40% of the quarterly retainer was allocated to KMF and KED, respectively.

•	For each of KMF and KED, the chairperson of the Audit Committee received additional compensation of $7,500 annually.

•	In addition, for each of KMF and KED, each Independent Director received fees for attending meetings of the Board and its Committees on which such Independent Directors served, as follows:

•	$2,500 per Board meeting in person or $2,000 per Board meeting via telephone;

•	$1,500 for each special Board meeting attended via telephone;

•	$1,500 per Audit Committee meeting (in person or via telephone) that is more than fifteen minutes in length; and

•	$500 per other committee meeting (in person or via telephone) that is more than fifteen minutes in length.

•	The Independent Directors were reimbursed for expenses incurred as a result of attendance at meetings of the Board of Directors and its committees.

Following completion of the Reorganization and the KYN Reorganization, we expect that the annual retainer, the Audit Committee chairperson fee and meeting fees will be the same as those described above. As of February 28, 2018, the retainer would have been allocated 71% to KYN and 29% to KMF if the Reorganization and the KYN Reorganization had been completed.

The following table sets forth the compensation paid by KMF during the fiscal year ended November 30, 2017 to the Independent Directors. Neither KMF nor KED has a retirement or pension plan or any compensation plan under which KMF’s equity securities were authorized for issuance.

Director Compensation Table

Name	KMF	Total Compensation from the Fund Complex
Independent Directors
William R. Cordes	$84,740	$149,000
Barry R. Pearl	79,740	139,000
Albert L. Richey	79,740	139,184
William L. Thacker	79,740	139,000

Committees of the Board of Directors

The KMF Board of Directors currently has three standing committees: the Audit Committee, the Valuation Committee and the Nominating, Corporate Governance and Compensation Committee (the “Nominating Committee”). The table below shows the directors currently serving on the committees.

	Audit	Valuation	Nominating
Independent Directors
William R. Cordes(1)	X	—	X
Barry R. Pearl	X	X	X
Albert L. Richey	X	X	X
William L. Thacker	X	X	X
Interested Directors
Kevin S. McCarthy	—	X	—

(1)	Chairman of the Audit Committee and Audit Committee financial expert

Following the Meeting (assuming all nominees are elected), the committee composition of the Board is expected to be as follows:

	Audit	Valuation	Nominating
Independent Directors
William R. Cordes(1)	X	—	—
Anne K. Costin	X	X	—
Barry R. Pearl	X	—	X
Albert L. Richey	X	X	—
William H. Shea, Jr.	—	—	X
William L. Thacker	—	X	X
Interested Directors
Kevin S. McCarthy	—	X	—
James C. Baker	—	X	—

(1)	Chairman of the Audit Committee and Audit Committee financial expert.

•	Audit Committee. The Audit Committee operates under a written charter (the “Audit Committee Charter”), which was adopted and approved by the Board and established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee Charter conforms to the applicable listing standards of the NSYE. The Audit Committee Charter is available on the Funds’ website (www.kaynefunds.com). The Audit Committee, among others, approves and recommends to the Board the election, retention or termination of the Fund’s independent auditors; approves services to be rendered by such auditors; monitors and evaluates each auditors’ performance; reviews the results of the Fund’s audit; determines whether to recommend to the Board that the Fund’s audited financial statements be included in the Fund’s Annual Report; monitors the accounting and reporting policies and procedures of the Fund and the Fund’s compliance with regulatory requirements; and responds to other matters as outlined in the Audit Committee Charter. Each Audit Committee member is “independent” under the applicable NYSE listing standard.

•	Valuation Committee. The Valuation Committee is responsible for the oversight of the Fund’s valuation procedures and the valuation of the Fund’s securities in accordance with such procedures. The Valuation Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website (www.kaynefunds.com).

•	Nominating Committee. The Nominating Committee is responsible for appointing and nominating Independent Directors to the Board. Each Nominating Committee member is “independent” under the applicable NYSE listing standards. The Nominating Committee operates under a written charter adopted and approved by the Board (the “Nominating Committee Charter”), a copy of which is available on the Funds’ website (www.kaynefunds.com). The Nominating Committee has not established specific, minimum qualifications that must be met by an individual for the Committee to recommend that individual for nomination as a director. The Nominating Committee expects to seek referrals for candidates to consider for nomination from a variety of sources, including current directors, the Fund’s management, investment adviser and counsel, will consider nominees properly recommended by stockholders, and may also engage a search firm to identify or evaluate or assist in identifying or evaluating candidates. As set forth in the Nominating Committee Charter, in evaluating candidates for a position on the Board, the Committee considers a variety of factors, including, as appropriate:

•	the candidate’s knowledge in matters relating to the investment company or to the energy industry;

•	any experience possessed by the candidate as a director or senior officer of public companies;

•	the candidate’s educational background;

•	the candidate’s reputation for high ethical standards and personal and professional integrity;

•	any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications;

•	the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board;

•	the candidate’s ability to qualify as an independent director for purposes of the 1940 Act, the candidate’s independence from the Fund’s service providers and the existence of any other relationships that might give rise to a conflict of interest or the appearance of a conflict of interest; and

•	such other factors as the Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions (e.g., whether or not a candidate is an “audit committee financial expert” under the federal securities laws).

The Nominating Committee also considers diversity, including gender, race and national origin, education, professional experience, skills and viewpoints in identifying nominees for director. The Nominating Committee does not have a formal policy with respect to diversity; however, the Board and the Nominating Committee believe that it is important that the Board members represent diverse skills, backgrounds, experiences and perspectives.

Prior to making a final recommendation to the Board, the Nominating Committee of each Fund may conduct personal interviews with the candidates it believes to be the most qualified.

If there is no vacancy on the Board, the Board will not actively seek recommendations from other parties, including stockholders. When a vacancy on the Board occurs and nominations are sought to fill such vacancy, the Nominating Committee may seek nominations from those sources it deems appropriate in its discretion, including the Fund’s stockholders.

The Nominating Committee considers nominees properly recommended by stockholders. To submit a recommendation for nomination as a candidate for a position on the Board of either Fund, stockholders of such Fund shall mail the recommendation to the Secretary of the Fund at 811 Main Street, 14th Floor, Houston, TX 77002. Such recommendation shall include the following information: (a) evidence of stock ownership of the person or entity recommending the candidate; (b) a full description of the proposed candidate’s background, including his or her education, experience, current employment, and date of birth; (c) names and addresses of at least three professional references for the candidate; (d) information as to whether the candidate is an “interested person” in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence; and (e) any other information that may be helpful to the Nominating Committee in evaluating the candidate.

Any such recommendation must contain sufficient background information concerning the candidate to enable the Fund’s Nominating Committee to make a proper judgment as to the candidate’s qualifications. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating Committee and will be evaluated in the same manner as other candidates for nomination. Recommendations received at any other time will be kept on file until such time as the Nominating Committee is accepting recommendations, at which point they may be considered for nomination.

Board of Director and Committee Meetings Held

The following table shows the number of meetings held for the fiscal year ended November 30, 2017:

Board of Directors	5
Audit Committee	3
Valuation Committee	5
Nominating Committee	2

During the fiscal year ended November 30, 2017, all directors attended at least 75% of the aggregate of (1) the total number of meetings of the Board and (2) the total number of meetings held by all committees of the Board on which they served. KMF does not currently have a policy with respect to Board member attendance at annual meetings.

See “—Corporate Governance” for a review of the Board’s leadership structure, role in risk oversight and other matters.

Information about each Director’s Qualifications, Experience, Attributes or Skills

The KMF Board of Directors believes that each of its directors has the qualifications, experience, attributes and skills (“Director Attributes”) appropriate to their continued service as directors in light of the Fund’s business and structure. Each of the directors has a demonstrated record of business and/or professional accomplishment that indicates that they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the tables above under “Information Regarding Nominee and Directors.” Each of the directors has served on the Board for a number of years. In addition, many of the directors have served as members of the board of other public companies, non-profit entities or other organizations. They therefore have substantial boardroom experience and, in their service to both Funds, have gained substantial insight as to the operation of the Fund and have demonstrated a commitment to discharging oversight duties as directors in the interests of stockholders.

In addition to the information provided in the tables above, certain additional information regarding the directors and their Director Attributes is provided below. The information provided below, and in the tables above, is not all-inclusive. Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work with other members of the Board, to communicate effectively, to exercise judgment and to ask incisive questions, and commitment to stockholder interests. The Board annually conducts a self-assessment wherein the effectiveness of the Board and individual directors is reviewed. In conducting its annual self-assessment, each Board has determined that the directors have the appropriate attributes and experience to continue to serve effectively as directors.

Kevin S. McCarthy. Mr. McCarthy is Chairman and Chief Executive Officer of KYN, KED, KMF and KYE. In this position, Mr. McCarthy has extensive knowledge of KYN, its operations, personnel and financial resources. Prior to joining Kayne Anderson in 2004, Mr. McCarthy was most recently global head of energy at UBS Securities LLC. In this role, he had senior responsibility for all of UBS’ energy investment banking activities, including direct responsibilities for securities underwriting and mergers and acquisitions in the MLP industry. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. He began his investment banking career in 1984. In addition to his directorships at KYN, KYE, KMF and KED, he is also on the board of directors of Range Resources Corporation and Kayne Anderson Acquisition Corp. Mr. McCarthy earned a B.A. in Economics and Geology from Amherst College in 1981 and an M.B.A. in Finance from the Wharton School at the University of Pennsylvania in 1984. Mr. McCarthy’s position of influence and responsibility at the Fund and at KAFA, combined with his experience advising energy companies as an investment banker, make him a valued member of the Board.

James C. Baker. Mr. Baker has served as President of KYN, KYE, KMF and KED since June 2016. He has been a Senior Managing Director of KACALP and KAFA since February 2008. He was Executive Vice President of KYN, KYE and KED from June 2008 to June 2016 and of KMF from August 2010 to June 2016. Prior to joining Kayne Anderson in 2004, Mr. Baker was a director in the energy investment banking group at UBS Securities LLC. At UBS, he focused on securities underwriting and mergers and acquisitions in the MLP industry. Mr. Baker previously served on the boards of KSea Transportation Partners LP (shipping MLP), Petris Technology, Inc. (data management for energy companies), and ProPetro Services, Inc. (oilfield services company). Mr. Baker holds a Bachelor of Business Administration in Finance from the University of Texas and a Master of Business Administration from Southern Methodist University. We believe Mr. Baker’s position of responsibility at the Fund and at KAFA will make him a valued member of the KMF Board.

William R. Cordes. Mr. Cordes has worked in the natural gas industry for more than 35 years, including positions as Chief Executive Officer of Northern Border Partners, L.P. (now ONEOK Partners, L.P.) and President of Northern Natural Gas Company and Transwestern Pipeline Company. Mr. Cordes began his career with Northern Natural Gas Company in 1970, and held a number of accounting, regulatory affairs and executive positions in the natural gas retail and interstate pipeline divisions of the company. Mr. Cordes currently serves on the Board of Directors of KMF and KED, where he serves as Chair of the Audit Committee, and on the Board of Directors of Boardwalk Pipeline Partners, LP, where he serves as a member of the Audit and Conflicts Committee. He has served on the board of Northern Border Partners, L.P., the Interstate Natural Gas Association of America and as past Chairman of the Midwest Energy Association. Mr. Cordes graduated from the University of Nebraska with a degree in Business Administration. Mr. Cordes’ extensive executive experience in the MLP sector and the energy industry, as well as his board experience as a director of several energy-related companies, allows him to provide the Board with insight into the energy industry in general and natural gas pipelines in particular.

Anne K. Costin. Ms. Costin has been a professor at the Amsterdam Institute of Finance from 2007 to 2013. She served as an adjunct professor in the finance and economics department of Columbia University Graduate School of Business from 2004 to 2007. As of March 1, 2005, Ms. Costin retired after a 28-year career at Citigroup, and during the last seven years of her banking career she held the position of Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division. Ms. Costin’s product group provided integrated advice and non-recourse capital raising in both the bond and bank markets to top tier Citigroup corporate clients in both the developed and emerging markets. Her product group was the acknowledged market leader globally in all relevant league tables. Ms. Costin received a Director’s Certificate from the Director’s Institute at UCLA Anderson School of Management, a PMD degree from Harvard Business School, and a B.A. from the University of North Carolina at Chapel Hill. Ms. Costin serves as a director of KYN and KYE. In addition to her managerial and banking experience, Ms. Costin’s academic professional experience related to financial matters equip her to offer further insights to the Board.

Barry R. Pearl. Mr. Pearl is a management consultant to Northstar Midstream, a private developer and operator of petroleum infrastructure assets, since March 2016. Mr. Pearl currently serves as a director of KMF and KED and is also a member of the Board of Directors of Magellan Midstream Partners, L.P., where he serves as Presiding Director and a member of the Audit Committee. Prior directorships include Targa Resources Partners LP (midstream MLP), Peregrine Midstream Partners LLC (natural gas storage) and Seaspan Corporation (containership chartering). Mr. Pearl was Executive Vice President of Kealine, LLC (and its affiliate WesPac Midstream LLC, an energy infrastructure developer) from February 2007 to March 2016. Mr. Pearl was elected President of Texas Eastern Products Pipeline Company, LLC in February 2001 and Chief Executive Officer and director of TEPPCO in May 2002, where he served until December 31, 2005. Mr. Pearl was previously Chief Operating Officer of TEPPCO from February 2001 until May 2002. Prior to joining TEPPCO, Mr. Pearl was Vice President — Finance and Administration, Treasurer, Secretary and Chief Financial Officer of Maverick Tube Corporation from June 1998. Mr. Pearl was Senior Vice President and Chief Financial Officer of Santa Fe Pacific Pipeline Partners, L.P. from 1995 until 1998, and Senior Vice President, Business Development from 1992 to 1995. Mr. Pearl is past Chairman of the Executive Committee of the Association of Oil Pipelines. Mr. Pearl graduated from Indiana University in 1970 with a Bachelor of Arts degree in Mathematics. He received a Master of Arts degree in Operations Research from Yale University in 1972 and a Master in Business Administration degree from Denver University in 1975. In addition to his extensive executive experience in the MLP sector and the energy industry, as well as his board experience as a director of several energy-related companies, Mr. Pearl brings to the Board many years of experience as the chairman of the audit committees of several public companies.

Albert L. Richey. Mr. Richey retired from Anadarko Petroleum Corporation in August 2016 after serving as Senior Vice President Finance and Treasurer from January 2013 to August 2016. From January 2009 to December 2012, he served as Vice President, Special Projects. From December 2005 through December 2008 he served as Vice President, Corporate Development. Mr. Richey joined Anadarko in 1987 as Manager of Treasury Operations. He was named Treasurer later that year and was named Vice President in 1995. Mr. Richey’s background in the oil and gas industry includes The Offshore Company (a predecessor company to Transocean Ltd.), United Energy Resources and Sandefer Oil & Gas. Mr. Richey received a Bachelor of Science degree in Commerce in 1971 from the University of Virginia. In 1974, he earned a Master of Business Administration degree from the Darden Graduate School of Business at the University of Virginia. Mr. Richey currently serves as a director of KMF and KED and previously served as a member of the Board of Directors the Boys & Girls Clubs of Houston and Boy Scouts of America. In addition to his background in the energy industry, Mr. Richey’s professional experience related to financial matters and his role as an executive in one of the largest independent domestic exploration and production companies equip him to offer further insights to the Board.

William H. Shea, Jr. Mr. Shea has served as the Chief Executive Officer of Mainline Energy Partners, LLC since July 2016. He previously served as the Chief Executive Officer and President of Niska Gas Storage Partners LLC from May 2014 to July 2016 and as the Chief Executive Officer of the general partner of PVR Partners, L.P. (PVR), a midstream MLP from March 2010 to March 2014. From March 2010 to March 2011, Mr. Shea also served as the President and Chief Executive Officer of Penn Virginia GP Holdings L.P. (PVG), which then owned the general partner of PVR. Mr. Shea was previously with the general partner of Buckeye Partners, L.P. (BPL), a petroleum products MLP, serving as Chairman from May 2004 to July 2007, Chief Executive Officer and President from September 2000 to July 2007 and President and Chief Operating Officer from July 1998 to September 2000. He was also Chairman of the general partner of Buckeye GP Holdings, L.P.

(BGH), the owner of the general partner of BPL, from August 2006 to July 2007 and Chief Executive Officer and President from May 2004 to July 2007. Mr. Shea held various managerial and executive positions during his tenure with Buckeye, which he joined in 1996. Prior to Buckeye, Mr. Shea worked for Union Pacific Corporation, UGI Development Company and Laidlaw Environmental Services. Mr. Shea currently serves as a director of KYN and KYE and also serves as director for Mainline Energy Partners, LLC and USA Compression Partners, LP, a natural gas compression MLP. Mr. Shea formerly served as a director of PVG, PVR, Penn Virginia Corporation, BPL, BGH, Gibson Energy ULC, and Niska Gas Storage Partners LLC. Mr. Shea holds a B.A. from Boston College and an M.B.A. from the University of Virginia. Mr. Shea’s extensive executive experience in the MLP sector and the energy industry, as well as his board experience as a director of several energy-related companies allows him to provide the Board with insight into the specific industries in which we invest.

William L. Thacker. Mr. Thacker currently serves as a director of KMF and KED and also is on the board of QEP Resources, Inc., an oil and gas exploration and production company. Prior directorships include GenOn Energy, Inc. (electricity generation and sales) and Chairman of the Board of Directors of Copano Energy, L.L.C. (midstream MLP). From April 2004 until November 2006, he was also a member of the Board of Directors of Pacific Energy Management, LLC, the general partner of Pacific Energy GP, LP, which was in turn the general partner of Pacific Energy Partners, L.P. He served as Chairman of the Nominating and Governance Committee of Pacific Energy Management, LLC. Mr. Thacker joined Texas Eastern Products Pipeline Company, LLC (the general partner of TEPPCO) in September 1992 as President, Chief Operating Officer and Director. He was elected Chief Executive Officer in January 1994. In March 1997, he was named to the additional position of Chairman of the Board, which he held until his retirement in May 2002. Prior to joining Texas Eastern Products Pipeline Company, LLC, Mr. Thacker was President of Unocal Pipeline Company from 1986 until 1992. Mr. Thacker is past Chairman of the Executive Committee of the Association of Oil Pipelines and has served as a member of the Board of Directors of the American Petroleum Institute. Mr. Thacker holds a Bachelor of Mechanical Engineering degree from the Georgia Institute of Technology and a Master of Business Administration degree from Lamar University. Mr. Thacker has extensive experience in the MLP sector and the energy industry. In addition, Mr. Thacker brings to the Board many years of experience as a board member of several publicly traded energy companies.

Information about Executive Officers

The following table sets forth each executive officer’s name and year of birth; position(s) with KMF, term of office, and length of time served; principal occupations during the past five years; and directorships. The address for KMF’s offices is 811 Main Street, 14th Floor, Houston, TX 77002. All executive officers currently serve in identical positions for each of KYN, KYE, KMF and KED.

Name (Year Born)	Position(s) Held with the Registrant, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorships Held by Officer During Past Five Years
Kevin S. McCarthy (born 1959)		See information on page 106.
Terry A. Hart (born 1969)	Chief Financial Officer and Treasurer. Elected annually/served since 2005.	Managing Director of KACALP since December 2005 and Chief Financial Officer of KAFA since 2006. Chief Financial Officer and Treasurer of KYN and KYE since December 2005, of KED since September 2006, of KMF since August 2010. Chief Financial Officer of Kayne Anderson Acquisition Corp. since December 2016.	4	Current: • KED • The Source for Women (not-for-profit organization)

Name (Year Born)	Position(s) Held with the Registrant, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorships Held by Officer During Past Five Years
J.C. Frey (born 1968)	Executive Vice President, Assistant Treasurer and Assistant Secretary. Elected annually. Served since inception.	Managing Partner of KACALP since 2004 and Co-Managing Partner of KAFA since 2006. Assistant Secretary and Assistant Treasurer of KYN since 2004, of KYE since 2005, of KED since 2006 and of KMF since August 20l0. Executive Vice President of KYN, KYE and KED since June 2008 and of KMF since August 2010.	4	None
James C. Baker (born 1972)		See information on page 106.
Ron M. Logan, Jr. (born 1960)	Senior Vice President. Elected annually. Served since September 2012.	Senior Managing Director of KACALP and KAFA since February 20l4. Managing Director of KACALP and KAFA from September 2006 to February 20l4. Senior Vice President of KED since September 2006, of KMF since June 2012 and of KYN and KYE since September 2012.	4	Prior: • VantaCore Partners LP (aggregates MLP)
Jody C. Meraz (born 1978)	Vice President. Elected annually. Served since June 2011.	Managing Director of KACALP and KAFA since February 2014 Senior Vice President of KACALP and KAFA from 2011 to February 20l4. Vice President of KYN, KYE, KED and KMF since 2011.	4	None
Michael J. O’Neil (born 1983)	Chief Compliance Officer. Elected annually. Served since December 2013.	Chief Compliance Officer of KACALP and KAFA since March 2012 and of KYN, KYE, KED, KMF since December 2013 and of KA Associates, Inc. (broker-dealer) since January 2013. A compliance officer at BlackRock, Inc. from January 2008 to February 2012.	4	None
David J. Shladovsky (born 1960)	Secretary. Elected annually. Served since inception.	General Counsel of KACALP since l997 and of KAFA since 2006. Secretary and Chief Compliance Officer (through December 2013) of KYN since 2004, of KYE since 2005, of KED since 2006 and of KMF since August 2010.	4	Exceptional Minds (not-for-profit organization)
Alan R. Boswell (born 1978)	Vice President. Elected annually. Served since September 2017.	Managing Director of KACALP and KAFA since January 2018. Senior Vice President of KACALP and KAFA from February 2014 to January 2018. Vice Preident of KACALP and KAFA from August 2012 to February 2014. Vice President of KYN, KYE, KMF and KED since September 2017.	4	None

Compensation Discussion and Analysis

Pursuant to an investment management agreement between KMF and KAFA (KMF’s external manager), KAFA is responsible for supervising the investments and reinvestments of KMF’s assets. KAFA, at its own expense, maintains staff and employs personnel as it determines is necessary to perform its obligations under the investment management agreement. KMF pays various management fees to KAFA for the advisory and other services performed by KAFA under the investment management agreement.

The executive officers who manage KMF’s regular business are employees of KAFA or its affiliates. Accordingly, KMF does not pay salaries, bonuses or other compensation to its executive officers. KMF does not have employment agreements with its executive officers. KMF does not provide pension or retirement benefits, perquisites, or other personal benefits to its executive officers. KMF does not maintain compensation plans under which its equity securities are authorized for issuance. KMF does not have arrangements to make payments to its executive officers upon their termination or in the event of a change in control of KMF.

The investment management agreement for KMF does not require KAFA to dedicate specific personnel to fulfilling its obligation to KMF under the investment management agreement, or require KAFA personnel to dedicate a specific amount of time to the management of KMF. In their capacities as executive officers or employees of KAFA or its affiliates, they devote such portion of their time to KMF’s affairs as required for the performance of KAFA’s duties under the investment management agreement.

The executive officers of KMF are compensated by KAFA. KMF understands that KAFA takes into account the performance of KMF as a factor in determining the compensation of certain of its senior managers, and such compensation may be increased depending on KMF’s performance. In addition to compensation for services performed for KMF, certain of the executive officers receive compensation for services performed for KAFA’s various investment funds. However, KAFA cannot segregate and identify that portion of the compensation awarded to, earned by or paid to KMF’s executive officers that relates exclusively to their services to KMF.

Security Ownership of Management and Certain Beneficial Owners

The following tables set forth the number of shares of common stock and preferred stock of KMF (as of December 31, 2017) beneficially owned by KMF’s current directors, director nominees and executive officers as a group, and certain other beneficial owners, according to information furnished to each Fund by such persons. Based on statements publicly filed with the SEC, as of December 31, 2017, KMF was not aware of any persons who beneficially owned more than 5% of KMF’s outstanding common stock. As of December 31, 2017, KMF was aware of two persons who beneficially own more than 5% of its outstanding Preferred Stock. Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act and, unless indicated otherwise, includes voting or investment power with respect to the securities.

KMF

Name of Beneficial Owner of KMF Common Stock	Number of Shares	Percent of Class(1)
Independent Directors (and Nominees)
William R. Cordes	1,000	*
Anne K. Costin	—	—
Barry R. Pearl	4,000	*
Albert L. Richey	5,000	*
William H. Shea, Jr.	—	—
William L. Thacker	2,000	*

Name of Beneficial Owner of KMF Common Stock	Number of Shares	Percent of Class(1)
Interested Directors (and Nominees)(2)
Kevin S. McCarthy	201,526	*
James C. Baker	58,474	*
Executive Officers(2)
J.C. Frey	60,498	*
Terry A. Hart	14,095	*
Ron M. Logan, Jr.	6,559	*
Jody C. Meraz	8,009	*
Michael J. O’Neil	—	—
David J. Shladovsky	—	—
Alan R. Boswell	375	*
All Directors, Director Nominees and Executive Officers as a Group (15 persons)	361,536	1.64%

*	Less than 1% of class.

(1)	Based on 22,034,170 shares outstanding as of December 31, 2017.

(2)	Does not include 4,000 and 57,740 shares of common stock, held by KAFA and KACALP, respectively, limited partnerships in which certain executive officers have ownership interests, because they may not exercise voting or investment power with respect to such shares. KMF believes by virtue of these arrangements that those officers should not be deemed to have indirect beneficial ownership of such shares.

Name of Owner of KMF Preferred Stock	Number of Shares	Percent of Class(1)
All Directors and Executive Officers as a Group (15 persons)	—	—
AIG Asset Management 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155	1,050,000	75%
Voya Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347	350,000	25%

(1)	Based on 1,400,000 shares outstanding as of December 31, 2017.

The following table sets forth the dollar range of KMF’s equity securities and the aggregate dollar range of equity securities in all of the closed-end funds overseen by each director in the same Fund Complex beneficially owned by the directors and director nominees of KMF as of December 31, 2017 (beneficial ownership being determined in accordance with Rule 16a-1(a)(2) of the Exchange Act):

KMF Common Stock Ownership

Director	Dollar Range(1) of Equity Securities	Aggregate Dollar Range(1) of Equity Securities in All Closed-End Funds Overseen by Director in Fund Complex(2)
Independent Directors (and Nominees)
William R. Cordes	$10,001-$50,000	$50,001-$100,000
Anne K. Costin	None	$50,001-$100,000
Barry R. Pearl	$50,001-$100,000	Over $100,000
Albert L. Richey	$50,001-$100,000	Over $100,000
William H. Shea, Jr.	None	Over $100,000
William L. Thacker	$10,001-$50,000	Over $100,000

Director	Dollar Range(1) of Equity Securities	Aggregate Dollar Range(1) of Equity Securities in All Closed-End Funds Overseen by Director in Fund Complex(2)
Interested Directors (and Nominees)
Kevin S. McCarthy	Over $100,000	Over $100,000
James C. Baker	Over $100,000	Over $100,000

(1)	Dollar ranges are as follows: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; over $100,000.

(2)	Includes companies in the Fund Complex (consisting of KYN, KYE, KMF and KED) for which the individual serves as a director or has been nominated to serve as a director.

As of December 31, 2017, the KMF Independent Directors (other than Ms. Costin and Mr. Pearl as noted in the table below) and their respective immediate family members did not own beneficially or of record any class of securities of Kayne Anderson or any person directly or indirectly controlling, controlled by, or under common control with Kayne Anderson. As of December 31, 2017, the KMF Independent Directors did not own beneficially or of record any class of securities of the underwriters of the offerings of KMF’s common stock or preferred stock or any class of securities of any person directly or indirectly controlling, controlled by, or under common control with such underwriters.

The table below sets forth information about securities owned by the directors and their respective immediate family members, as of December 31, 2017, in entities directly or indirectly controlling, controlled by, or under common control with, the Funds’ investment adviser or underwriters.

Director	Name of Owners and Relationships to Director	Company	Title of Class	Value of Securities	Percent of Class
Anne K. Costin	Self	Kayne Anderson Real Estate Partners II LP(1)	Partnership Units	$2,580	*
		Kayne Partners Fund III (QP), L.P.(1)	Partnership Units	$57,090	*
		Kayne Anderson Capital Income Partners (QP), L.P.(1)	Partnership Units	$80,715	*
		Kayne Anderson Non-Traditional Investments, L.P.(1)	Partnership Units	$85,450	*
Barry R. Pearl	Self	Kayne Anderson Real Estate Partners V, L.P.(1)	Partnership Units	$89,663	*

*	Less than 1% of class.

(1)	KACALP may be deemed to “control” this fund by virtue of its role as the fund’s general partner.

As of December 31, 2017, certain officers and certain employees of Kayne Anderson, including all the executive officers, own, in the aggregate, approximately $4.8 million of KMF’s common stock.

KYE

The following tables set forth the number of shares of common stock and preferred stock of KYE (as of December 31, 2017) beneficially owned by KYE’s current directors and executive officers as a group, and certain other beneficial owners (including KMF’s directors who are not on the KYE Board of Directors), according to information furnished to each Fund by such persons. Based on statements publicly filed with the SEC and other information obtained from such persons, as of December 31, 2017, KYE was not aware of any persons who beneficially owned more than 5% of KYE’s outstanding common stock. As of December 31, 2017, KYE is aware of two persons who beneficially own more than 5% of its outstanding Preferred Stock. Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act and, unless indicated otherwise, includes voting or investment power with respect to the securities.

Name of Beneficial Owner of KYE Common Stock	Number of Shares	Percent of Class(1)
Independent Directors
Anne K. Costin	2,000	*
Steven C. Good(2)	2,523	*
William H. Shea, Jr.	6,749	*
Interested Directors(3)
Kevin S. McCarthy	116,163	*
Other KMF Directors and Nominees
William R. Cordes	—	—
Barry R. Pearl	—	—
Albert L. Richey	—	—
William L. Thacker	—	—
James C. Baker	60,504	*
Executive Officers(3)
J.C. Frey	77,859	*
Terry A. Hart	2,574	*
Ron M. Logan	9,451	*
Jody C. Meraz	11,799	*
Michael J. O’Neil	—	—
David J. Shladvosky	9,940	*
Alan R. Boswell	—	—
All KYE Directors and Executive Officers as a Group (11 persons)	239,058	*

*	Less than 1% of class

(1)	Based on 36,742,919 shares of common stock outstanding as of December 31, 2017.

(2)	Retiring at the Meeting.

(3)	Does not include 98,580 shares of common stock, held by KACALP, a limited partnership in which certain executive officers have ownership interests, because they may not exercise voting or investment power with respect to such shares. KYE believes by virtue of these arrangements that those officers should not be deemed to have indirect beneficial ownership of such shares.

Name of Beneficial Owner of KYE Preferred Stock	Number of Shares	Percent of Class(1)
All Directors and Executive Officers as a Group (11 persons)	—	—
Mutual of Omaha Insurance Company Mutual of Omaha Plaza Omaha, NE 68175-1011	800,000	50%
Voya Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347	800,000	50%

(1)	Based on 1,600,000 shares outstanding as of December 31, 2017.

The following table sets forth the dollar range of KYE’s equity securities and the aggregate dollar range of equity securities in all of the closed-end funds overseen by each director in the same Fund Complex beneficially owned by the directors of KYE as of December 31, 2017 (beneficial ownership being determined in accordance with Rule 16a-1(a)(2) of the Exchange Act):

KYE Common Stock Ownership

Director	Dollar Range(1) of Equity Securities	Aggregate Dollar Range(1) of Equity Securities in All Closed-End Funds Overseen by Director in Fund Complex(2)
Independent Directors
Anne K. Costin	$10,001-$50,000	$50,001-$100,000
Steven C. Good(3)	$10,001-$50,000	$50,001-$100,000
William H. Shea, Jr.	$50,001-$100,000	Over $100,000
Interested Directors
Kevin S. McCarthy	Over $100,000	Over $100,000

(1)	Dollar ranges are as follows: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; over $100,000.

(2)	Includes companies in the Fund Complex (consisting of KYN, KYE, KMF and KED) for which the individual serves as a director or has been nominated to serve as a director.

(3)	Retiring at the Meeting.

As of December 31, 2017, the KYE Independent Directors (other than Ms. Costin and Mr. Pearl as noted in the table above) and their respective immediate family members did not own beneficially or of record any class of securities of Kayne Anderson or any person directly or indirectly controlling, controlled by, or under common control with Kayne Anderson. As of December 31, 2017, the KYE Independent Directors did not own beneficially or of record any class of securities of the underwriters of the offerings of common stock or preferred stock or any class of securities of any person directly or indirectly controlling, controlled by, or under common control with such underwriters.

As of December 31, 2017, certain officers and certain employees of Kayne Anderson, including all the executive officers of KYE, own, in the aggregate, approximately $5.5 million of KYE’s common stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require KMF’s directors and executive officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of KMF’s equity securities to file Section 16(a) forms with the SEC and NYSE reporting their affiliation with KMF’s, their ownership and changes in their ownership of KMF’s shares. Those persons and entities are required by SEC regulations to furnish KMF with copies of all Section 16(a) forms they file. Based solely on a review of those Section 16(a) forms furnished to it, KMF believes that its directors and executive officers, KAFA, affiliated persons of KAFA, and any persons holding more than 10% of KMF’s preferred stock have complied with all applicable Section 16(a) filing requirements during the last fiscal year. To the knowledge of KMF management, no person owned beneficially more than 10% of KMF’s common stock during the fiscal year ended November 30, 2017.

Corporate Governance

Board Leadership Structure

KMF’s business and affairs are managed under the direction of its Board, including the duties performed for KMF pursuant to its investment management agreement. Among other things, the Board sets broad policies for the Fund, approves the appointment of the Fund’s investment adviser, administrator and officers, and approves the engagement, and reviews the performance of the Fund’s independent registered public accounting firm. The role of the Board and of any individual director is one of oversight and not of management of the day-to-day affairs of the Fund.

The Board of KMF currently consists of five directors, four of whom are Independent Directors (though the size of the Board is increasing at the Annual Meeting in connection with the Reorganization). As part of each regular Board meeting for each Fund, the Independent Directors meet separately from Kayne Anderson and, as part of at least one Board meeting each year, with KMF’s Chief Compliance Officer. The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of KMF.

Under KMF’s Amended and Restated Bylaws, the Board may designate a Chairman to preside over meetings of the Board and meetings of stockholders, and to perform such other duties as may be assigned to him or her by the Board. KMF does not have an established policy as to whether the Chairman of the Board shall be an Independent Director and believes that having the flexibility to designate its Chairman and reorganize its leadership structure from time to time is in the best interests of the Fund and its stockholders.

Presently, Mr. McCarthy serves as Chairman of the Board. Mr. McCarthy is an “interested person,” as defined in the 1940 Act, by virtue of his employment relationship with Kayne Anderson. KMF believes that Mr. McCarthy’s history with the Fund, familiarity with the Kayne Anderson investment platform and extensive experience in the field of energy-related investments qualifies him to serve as the Chairman of the Board. The Board has determined that the composition of the Audit and Nominating Committees being Independent Directors only is an appropriate means to address any potential conflicts of interest that may arise from the Chairman’s status as an interested person of the Fund. The Board believes that its Board leadership structure—having the Chief Executive Officer serve as Chairman of the Board and Audit and Nominating Committees comprised solely of Independent Directors—is the optimal structure at this time. Because the Chief Executive Officer has the most extensive knowledge of the various aspects of the Fund’s business and is directly involved in managing both the day-to-day operations and long-term strategy of the Fund, the Board has determined that Mr. McCarthy is the most qualified individual to lead the Board and serve in the key position as Chairman. The Board has also concluded that this structure allows for efficient and effective communication with the Board.

Currently, the Board does not have a designated lead Independent Director. Instead, all of the Independent Directors play an active role serving on the Board. The Independent Directors constitute a majority of the Board and are closely involved in all material deliberations related to the Fund. The Board believes that, with these practices, each Independent Director has an equal stake in the Board’s actions and oversight role and equal accountability to the Fund and its stockholders.

Board Role in Risk Oversight

The Board oversees the services provided by Kayne Anderson, including certain risk management functions. Risk management is a broad concept comprised of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk and business continuity risk). Consequently, Board oversight of different types of risks is handled in different ways, and the Board implements its risk oversight function both as a whole and through Board committees. In the course of providing oversight, the Board and its committees receive reports on the Fund’s activities, including those related to the Fund’s investment portfolio and its financial accounting and reporting. The Board also meets at least quarterly with the Fund’s Chief Compliance Officer, who reports on the compliance of the Fund with the federal securities laws and the Fund’s internal compliance policies and procedures. The meetings of the Audit Committee with the Fund’s independent registered public accounting firm also contribute to Board oversight of certain internal control risks. In addition, the Board meets periodically with representatives of the Fund and Kayne Anderson to receive reports regarding the management of the Fund, including those related to certain investment and operational risks, and the Independent Directors are encouraged to communicate directly with senior management.

KMF believes that Board roles in risk oversight must be evaluated on a case-by-case basis and that the Board’s existing role in risk oversight is appropriate. Management believes that the Fund has robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect KMF can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond any control of KMF or Kayne Anderson, its affiliates or other service providers.

Diversity in Nominees for Director

The Nominating Committee evaluates candidates’ qualifications for Board membership. The Nominating Committee takes into account the diversity of a particular candidate and the overall diversity of the Board when considering and evaluating candidates for director. While the Nominating Committee has not adopted a particular definition of diversity or a particular policy with regard to the consideration of diversity in identifying candidates, when considering a candidate’s and the Board’s diversity, the Nominating Committee generally considers the manner in which each candidate’s leadership, independence, interpersonal skills, financial acumen, integrity and professional ethics, educational and professional background, prior director or executive experience, industry knowledge, business judgment and specific experiences or expertise would complement or benefit the Board and, as a whole, contribute to the ability of the Board to oversee the Fund. The Nominating Committee may also consider other factors or attributes as it may determine appropriate in its judgment. The Nominating Committee believes that the significance of each candidate’s background, experience, qualifications, attributes or skills must be considered in the context of the Board as a whole. As a result, the Nominating Committee has not established any litmus test or quota relating to diversity that must be satisfied before an individual may serve as a director. The Board believes that Board effectiveness is best evaluated at a group level, through its annual self-assessment process. Through this process, the Board considers whether the Board as a whole has an appropriate level of sophistication, skill and business acumen and the appropriate range of experience and background.

Communications Between Stockholders and the Board of Directors

Stockholders may send communications to the Board. Communications should be addressed to the Secretary at 811 Main Street, 14th Floor, Houston, TX 77002. The Secretary will forward any communications received directly to the Board.

Code of Ethics

KMF has adopted a code of ethics, as required by federal securities laws, which applies to, among others, its directors and officers. Text-only versions of the code of ethics are available on the EDGAR Database on the SEC’s internet web site at www.sec.gov. In addition, copies of the code of ethics may be obtained from the Fund free of charge at (877) 657-3863.

Required Vote

The elections of Ms. Costin and Messrs. Cordes, Pearl, McCarthy and Thacker under this proposal require the affirmative vote of the holders of a majority of KMF’s common stock and preferred stock outstanding as of the Record Date, voting together as a single class. The elections of Messrs. Shea and Baker under this prosposal requires the affirmative vote of a majority of KMF’s preferred stock outstanding as of the Record Date, voting as a separate class. For purposes of this proposal, each share of KMF common stock and each share of KMF preferred stock is entitled to one vote. Stockholders do not have cumulative voting rights.

Abstentions, if any, will have the same effect as votes against the elections of the nominees, although they will be considered present for purposes of determining the presence of a quorum for KMF at the Annual Meeting.

In uncontested elections of directors, brokers are permitted by applicable regulations to vote shares as to which instructions have not been received from the beneficial owners or the persons entitled to vote. For this reason, it is anticipated that there will be few, if any, broker “non-votes” in connection with this proposal. However, broker non-votes, if any, will have the same effect as a vote against the nominee, although they would be considered present for purposes of determining a quorum for KMF.

Board Recommendation

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT KMF STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES TO THE BOARD.

PROPOSAL FOUR: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee and the Board of Directors of KMF, including all of KMF’s Independent Directors, have selected PricewaterhouseCoopers LLP as the independent registered public accounting firm for KMF for the year ending November 30, 2018 and are submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification.

PricewaterhouseCoopers LLP has audited the financial statements of KMF since inception and has informed KMF that it has no direct or indirect material financial interest in the Fund or in Kayne Anderson.

A representative of PricewaterhouseCoopers LLP will not be present at the Meeting but will be available by telephone and have the opportunity to make a statement, if such representative so desires, and to respond to stockholders’ questions.

The Audit Committee normally meets two times each year with representatives of PricewaterhouseCoopers LLP to discuss the scope of its engagement, review the financial statements of KMF and the results of its examination.

Independent Accounting Fees

Audit and Related Fees

The following table sets forth the approximate amounts of the aggregate fees billed for the fiscal years ended November 30, 2017 and 2016, respectively, by PricewaterhouseCoopers LLP.

	2017	2016
Audit Fees(1)	$197,000	$188,000
Audit-Related Fees(2)	—	—
Tax Fees(3)	138,000	111,000
All Other Fees	—	—

(1)	For professional services rendered with respect to the audit of KMF’s annual financial statements and the quarterly review of KMF’s financial statements.

(2)	For professional services rendered with respect to assurance and related services reasonably related to the performance of the audits of KMF’s annual financial statements not included in “Audit Fees” above.

(3)	For professional services for tax compliance, tax advice and tax planning.

The aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered, for the fiscal years ended November 30, 2017 and 2016, were $138,000 and $111,000, respectively, and all of such non-audit fees related to tax services provided by PricewaterhouseCoopers LLP. The aggregate non-audit fees billed by PricewaterhouseCoopers LLP totaled $4,893,000 and $4,516,000 for services rendered to KAFA and any entity controlling, controlled by, or under common control with KAFA that provides ongoing services to the Funds for the fiscal years ended November 30, 2017 and 2016, respectively. The Audit Committee has considered the provision of non-audit services that were rendered to KAFA and any entity controlling, controlled by, or under common control with KAFA that provides ongoing services to the Fund that were not pre-approved by the Audit Committee and has determined that the provision of such non-audit services is compatible with maintaining PricewaterhouseCoopers LLP’s independence.

Audit Committee Pre-Approval Policies and Procedures

Before the auditor is engaged to render audit, audit-related or permissible non-audit services to KMF, either: (a) the Audit Committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Before any non-audit services may be provided by the auditor to Kayne Anderson or any entity in the investment company complex (i.e., KMF, Kayne Anderson and any entity controlled by, controlling or under common control with Kayne Anderson if such entity is an investment adviser or is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to KMF or Kayne Anderson), if the nature of the services to be provided relate directly to KMF’s operations or financial reporting, such non-audit services must be preapproved by the Audit Committee. Any pre-approval policies and procedures established by the Audit Committee must be detailed as to the particular service and not involve any delegation of the Audit Committee’s responsibilities to Kayne Anderson. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this provision shall be presented to the full Audit Committee at its next scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimis thresholds are not exceeded, as such thresholds are set forth by the Audit Committee and in accordance with applicable SEC rules and regulations.

For engagements with PricewaterhouseCoopers LLP, the Audit Committee approved in advance all audit services and non-audit services, if any, that PricewaterhouseCoopers LLP provided to KMF and to Kayne Anderson (with respect to KMF’s operations and financial reporting). None of the services rendered by PricewaterhouseCoopers LLP to KMF or Kayne Anderson were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. The Audit Committee has considered and concluded that the provision of non-audit services rendered by PricewaterhouseCoopers LLP to Kayne Anderson and any entity controlling, controlled by, or under common control with Kayne Anderson that were not required to be preapproved by the Audit Committee is compatible with maintaining PricewaterhouseCoopers LLP’s independence.

Audit Committee Report

The Audit Committee of the Board of Directors (the “Board”) Kayne Anderson Midstream/Energy Fund, Inc. (the “Fund”) is responsible for assisting the Board in monitoring (1) the accounting and reporting policies and procedures of the Fund, (2) the quality and integrity of the Fund’s financial statements, (3) the Fund’s compliance with regulatory requirements, and (4) the independence and performance of the Fund’s independent auditors and any internal auditors. Among other responsibilities, the Audit Committee of each Fund reviews, in its oversight capacity, the Fund’s annual financial statements with both management and the independent auditors, and the Audit Committee of each Fund meets periodically with the independent auditors and any internal auditors to consider their evaluation of the Fund’s financial and internal controls. The Audit Committee of each Fund also selects, retains and evaluates and may replace the Fund’s independent auditors and determines their compensation, subject to ratification of the Board, if required. The Audit Committee of each Fund is currently composed of four directors. The Audit Committee of the Fund operates under a written charter (the “Audit Committee Charter”) adopted and approved by the Board, a copy of which is available on the Funds’ website (www.kaynefunds.com). Each Audit Committee member is “independent” as defined by New York Stock Exchange listing standards.

The Audit Committee of the Fund, in discharging its duties, has met with and held discussions with management and the Fund’s independent auditors and any internal auditors. The Audit Committee of the Fund has reviewed and discussed the Fund’s audited financial statements with management. Management has represented to the independent auditors that the Fund’s financial statements were prepared in accordance with accounting principles generally accepted in the U.S. The Audit Committee of the Fund has also discussed with the independent auditors the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Fund Accounting Oversight Board. The Audit Committee of the Fund has received the written disclosures and the letter from the Fund’s independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee of the Fund concerning independence, and has discussed with the independent auditors the independent auditors’ independence. As provided in the Audit Committee Charter of the Fund, it is not the Audit Committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that the Fund’s financial statements are complete and accurate and presented in accordance with accounting principles generally accepted in the U.S.

Based on the Fund’s Audit Committee’s review and discussions with management and the independent auditors, the representations of management and the report of the independent auditors to each Fund’s Audit Committee, the Audit Committee of the Fund has recommended that its Board include the audited financial statements in the Fund’s Annual Report on Form N-CSR for the fiscal year ended November 30, 2017 filed with the Securities and Exchange Commission.

Submitted by the Audit Committee:

William R. Cordes

Barry R. Pearl

Albert L. Richey

William L. Thacker

Required Vote

The approval of this proposal requires the affirmative vote of a majority of the votes cast by the holders of KMF’s common stock and preferred stock outstanding as of the Record Date, voting together as a single class. For purposes of this proposal, each share of KMF common stock and each share of KMF preferred stock is entitled to one vote.

For purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

Board Recommendation

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT KMF STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE FUND’S INDEPENDENT REGISTERED PUBLIC

MORE INFORMATION ABOUT THE MEETING

Other Matters

The Board knows of no other matters that are intended to be brought before the Annual Meeting. If other matters are properly presented at the Annual Meeting, the proxies named in the enclosed form of proxy will vote on those matters in their sole discretion. Pursuant to the bylaws of KYE, only the consideration and approval of the Reorganization may be considered by KYE’s stockholders at the Meeting.

Outstanding Stock

At the Record Date, KMF had 22,034,170 shares of common stock and 1,400,000 shares of preferred stock outstanding.

To the knowledge of management as of the Record Date:

•	One person beneficially owned more than 5% of KMF’s outstanding common stock.

•	Two persons beneficially owned more than 5% of KMF’s outstanding preferred stock.

•	No directors owned 1% or more of KMF’s outstanding common stock.

•	No directors owned 1% or more of KMF’s outstanding preferred stock.

•	Eleven officers and directors owned, as a group, 1.7% of KMF’s outstanding common stock.

•	No directors and officers owned, as a group, any percentage of KMF’s outstanding preferred stock.

At the Record Date, KYE had 36,841,723 shares of common stock and 1,600,000 shares of preferred stock outstanding.

To the knowledge of management as of the Record Date:

•	No persons beneficially owned more than 5% of KYE’s outstanding common stock.

•	Two persons beneficially owned more than 5% of KYE’s outstanding preferred stock.

•	No directors owned 1% or more of KYE’s outstanding common stock.

•	No directors owned 1% or more of KYE’s outstanding preferred stock.

•	Ten officers and directors owned, as a group, less than 1% of KYE’s outstanding common stock.

•	No directors and officers owned, as a group, any percentage of KYE’s outstanding preferred stock.

How Proxies Will Be Voted

All proxies solicited by the Boards of Directors that are properly executed and received at or prior to the Annual Meeting, and that are not revoked, will be voted at the Meeting. Votes will be cast in accordance with the instructions marked on the enclosed proxy card. If no instructions are specified, the persons named as proxies will cast such votes in accordance with each Board’s recommendations. Neither KMF nor KYE knows of no other matters to be presented at the Meeting, and no matters other than the Reorganization may be considered by KYE’s stockholders at the Meeting. However, if other proposals are properly presented at the Annual Meeting with regard to KMF, the votes entitled to be cast by the persons named as proxies on the enclosed proxy card will cast such votes in their sole discretion.

How to Vote

If your shares are held in “Street Name” by a broker or bank, you will receive information regarding how to instruct your bank or broker to cast your votes. If you are a stockholder of record, you may authorize the persons named as proxies on the enclosed proxy card to cast the votes you are entitled to cast at the Meeting by completing, signing, dating and returning the enclosed proxy card. Stockholders of record or their duly authorized proxies may vote in person at the Meeting. However, even if you plan to attend the Meeting, you should still return your proxy card, which will ensure that your vote is cast should your plans change.

Expenses and Solicitation of Proxies

For each Fund, the expenses of preparing, printing and mailing the enclosed proxy card, the accompanying notice and this joint proxy statement/prospectus, tabulation expenses and all other costs in connection with the solicitation of proxies will be borne by the Funds on a pro rata basis. The Funds may also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the Fund’s shares. In order to obtain the necessary quorum for KMF or KYE at the Meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by each Fund’s representatives, Kayne Anderson, the Fund’s transfer agent, or by brokers or their representatives or by a solicitation firm that may be engaged by the Fund to assist in proxy solicitations. If a proxy solicitor is retained, the costs associated with all proxy solicitation are expected to be approximately $58,000 for KMF and $71,000 for KYE. Neither Fund will pay any of its representatives or Kayne Anderson any additional compensation for their efforts to supplement proxy solicitation.

Dissenters’ or Appraisal Rights

Stockholders do not have dissenters’ or appraisal rights.

Revoking a Proxy

At any time before it has been voted, you may revoke your proxy by: (1) sending a letter revoking your proxy to the Secretary at 811 Main Street, 14th Floor, Houston, TX 77002; (2) properly executing and sending a later-dated proxy to the Secretary at the same address; or (3) attending the Annual Meeting, requesting return of any previously delivered proxy, and voting in person.

Broker Non-Votes

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker holding the shares. If the beneficial owner does not provide voting instructions, the broker can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are generally matters that may substantially affect the rights or privileges of stockholders. Each of the election of directors and the ratification of the selection of the independent registered public accounting firm is generally considered to be “routine,” and brokers generally have discretionary voting power with respect to such proposals. The approval of the Reorganization and the issuance of additional shares of KMF common stock in connection with the Reorganization are considered “non-routine,” and so brokers will not have discretionary voting power with respect to the proposal.

Quorum and Adjournment

The presence, in person or by proxy, of holders of shares entitled to cast a majority of the votes entitled to be cast (without regard to class) constitutes a quorum for KMF and KYE for the purposes of the Annual Meeting and Special Meeting, respectively. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for KMF and KYE at the Meeting. If a quorum for KMF or KYE is not present in person or by proxy at the Meeting, the chairman may adjourn the Annual Meeting or the Special Meeting to a date not more than 120 days after the original Record Date without notice other than announcement at the Meeting.

Investment Adviser

KA Fund Advisors, LLC is the investment adviser for each Fund. Its principal office is located at 811 Main Street, 14th Floor, Houston, TX 77002.

Administrator

Ultimus Fund Solutions, LLC (the “Administrator”) provides certain administrative services for each Fund, including but not limited to preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. The Administrator is located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are the Fund’s stockholders will be “householding” its proxy materials. These brokers will deliver a single copy of the proxy statement and other proxy materials to multiple stockholders sharing an address unless the brokers have received contrary instructions from the affected stockholders. If you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate copy of proxy materials and annual report, please notify your broker. Stockholders sharing an address who currently receive multiple copies of proxy materials and annual report at the same addresses and would like to request “householding” of their communications should contact their brokers.

Stockholder Proposals

The Amended and Restated Bylaws currently in effect for KMF and KYE provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such meeting, which nomination or proposal is not to be included in the Fund’s proxy statement, written notice containing the information required by the current Bylaws must be delivered to the Secretary of the Fund at 811 Main Street, 14th Floor, Houston, TX 77002, not later than 5:00 p.m. Pacific Time on the 120th day, and not earlier than the 150th day, prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m. Pacific Time on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

Accordingly, a stockholder nomination or proposal intended to be considered at the KMF 2019 Annual Meeting must be received by the Secretary on or after January 1, 2019 and prior to 5:00 p.m. Pacific Time on January 31, 2019. However, under the rules of the SEC, if a stockholder wishes to submit a proposal for possible inclusion in the 2019 proxy statement pursuant to Rule 14a-8(e) of the Exchange Act, it must be received not fewer than 120 calendar days before the anniversary of the date the proxy statement was released to stockholders for the previous year’s annual meeting. Accordingly, a stockholder’s proposal under Rule 14a-8(e) must be received on or before January 31, 2019 in order to be included in the proxy statement and proxy card for the 2019 Annual Meeting. All nominations and proposals must be in writing.

If the Reorganization is not approved, KYE expects to hold its 2018 Annual Meeting of Stockholders later this year. Accordingly, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m. Pacific Time on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

By Order of the Boards of Directors

David J. Shladovsky

Secretary

May 30, 2018

GLOSSARY OF TERMS

This glossary contains definitions of certain key terms, as they are used in this joint proxy statement/prospectus. These definitions may not correspond to standard sector definitions.

“Energy Assets” means assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity.

“Energy Companies” means companies that own and operate Energy Assets or provide energy-related services. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Energy Assets or providing services for the operation of such Energy Assets or (ii) have Energy Assets that represent the majority of their assets.

“General Partner MLPs” means Master Limited Partnerships whose assets consist of ownership interests of an affiliated Master Limited Partnership (which may include general partnership interests, incentive distribution rights, common units and subordinated units).

“Master Limited Partnerships” or “MLPs” means limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes, includes Midstream MLPs and other MLPs.

“Midstream Assets” means assets used in energy logistics, including, but not limited to, assets used in transporting, storing, gathering, processing, distributing, or marketing of natural gas, natural gas liquids, crude oil or refined products.

“Midstream Companies” means companies that own and operate Midstream Assets and are taxed as corporations for federal income tax purposes, including MLP Affiliates of Midstream MLPs. This includes companies structured like MLPs, but not treated as a publicly-traded partnership for RIC qualification purposes as well as MLP Affiliates of Midstream MLPs. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenue or operating income from operating Midstream Assets or (ii) have Midstream Assets that represent the majority of their assets.

“Midstream/Energy Sector” consists of (a) Midstream MLPs, (b) Midstream Companies, (c) Other MLPs and (d) Other Energy Companies.

“Midstream Sector” consists of (a) Midstream MLPs and (b) Midstream Companies.

“Midstream MLPs” means MLPs that principally own and operate Midstream Assets including General Partner MLPs whose assets consist of ownership interests of an affiliated Midstream MLP.

“MLP Affiliates” means affiliates of Master Limited Partnerships, substantially all of whose assets consist of i-units or other ownership interests in Master Limited Partnerships. MLP Affiliates are not treated as partnerships for federal income tax purposes.

“Other Energy Companies” means Energy Companies, excluding MLPs and Midstream Companies.

“Other MLPs” consists of (a) upstream MLPs, (b) coal MLPs, (c) propane MLPs and (d) MLPs that operate other Energy Assets or provide energy-related services.

APPENDIX A

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of this                  day of                 , 2018, by and between Kayne Anderson Energy Total Energy Return Fund, Inc. (the “Target Fund”), a Maryland corporation with its principal place of business at 811 Main Street, 14th Floor, Houston, Texas 77002, and Kayne Anderson Midstream/Energy Fund, Inc. (the “Surviving Fund”), a Maryland corporation with its principal place of business at 811 Main Street, 14th Floor, Houston, Texas 77002.

WHEREAS, each of the Target Fund and the Surviving Fund is a closed-end management investment company registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Target Fund owns securities that are of the character in which the Surviving Fund is permitted to invest;

WHEREAS, each of the Target Fund and the Surviving Fund is properly treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”);

WHEREAS, it is intended that, for United States federal income tax purposes, (i) the transactions contemplated by this Agreement shall qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and (ii) that the Agreement shall constitute a “plan of reorganization” for purposes of the Code;

WHEREAS, the Reorganization (as hereinafter defined) will consist of the reorganization of the Target Fund with and into the Surviving Fund, as provided herein and upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Board of Directors of the Surviving Fund (the “Surviving Fund Board”) has determined, with respect to the Surviving Fund, that the Reorganization is in the best interests of the Surviving Fund and its stockholders and that the interests of the existing stockholders of the Surviving Fund will not be diluted as a result of this transaction, on the basis of net asset value per share;

WHEREAS, the Board of Directors of the Target Fund (the “Target Fund Board”) has determined, with respect to the Target Fund, that the Reorganization is in the best interests of the Target Fund and its stockholders and that the interests of the existing stockholders of the Target Fund will not be diluted as a result of this transaction, on the basis of net asset value per share;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound, covenant and agree as follows:

1	BASIC TRANSACTION

1.1   The Reorganization. Subject to the terms and conditions hereof and on the basis of the representations and warranties contained herein:

(a) The Target Fund will sell, assign, convey, transfer and deliver to the Surviving Fund, and the Surviving Fund will acquire, on the Closing Date, all of the properties and assets specified in Section 1.1(f), subject to the liabilities of the Target Fund set forth in Section 1.1(g).

(b) The Surviving Fund shall, on the Closing Date, issue and deliver to the Target Fund the number of shares of Surviving Fund Common Stock (as defined in Section 2.1(r)) having the same aggregate net asset value as the Target Fund’s common stock, par value $0.001 per share (the “Target Fund Common Stock”), issued and outstanding immediately before the Closing Date, based on the net asset value per share of each of the parties at

4:00 p.m. Eastern Time on the Business Day immediately before the Closing Date (the “Valuation Time”). The Closing Date and the Valuation Time must each be on a day on which the New York Stock Exchange (the “NYSE”) is open for trading (a “Business Day”).

(c) The Surviving Fund shall, on the Closing Date, issue and deliver to the Target Fund the same number of shares of newly issued shares of Series D and Series E Surviving Fund Preferred Stock (as defined in Section 2.1(r)) having substantially identical terms as the Target Fund’s Series C and Series D preferred stock (collectively, “Target Fund Preferred Stock”), respectively, as the number of shares of the corresponding series of Target Fund Preferred Stock issued and outstanding immediately before the Closing Date. The aggregate liquidation preference of the Surviving Fund Preferred Stock to be distributed to the holders of Target Fund Preferred Stock will equal the aggregate liquidation preference of Target Fund Preferred Stock held immediately before the Closing Date. The Surviving Fund Preferred Stock will have equal priority with any other outstanding preferred shares of the Surviving Fund as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Surviving Fund. The accrual for the Target Fund Preferred Stock with respect to any accrued and unpaid dividends as of the Closing Date will be assumed by the Surviving Fund and will apply, and be payable on an equivalent share-for-share basis, with respect to the Surviving Fund Preferred Stock on the same dividend payment schedule as applied to the corresponding series of Target Fund Preferred Stock.

(d) The Surviving Fund shall, on or after the Closing Date and to the extent directed by its authorized officers, issue and deliver newly issued Series F, Series G, Series H, Series I and Series J Surviving Fund Notes (as defined in Section 2.1(r)) having identical terms as the Target Fund’s Series I, Series J, Series K, Series L and Series M unsecured notes (collectively, “Target Fund Notes”), respectively, to the requesting holders of those Target Fund Notes. The aggregate principal amount of each Surviving Fund Note to be provided to the holder of the Target Fund Note being replaced will equal the unpaid principal amount of the corresponding Target Fund Note held on the replacement date.

(e) Upon consummation of the transactions described in subsections (a), (b) and (c) above, the Target Fund in complete liquidation shall distribute to its respective stockholders of record as of the Closing Date the Surviving Fund Common Stock and the Surviving Fund Preferred Stock received by it from the Surviving Fund, as follows: (i) each holder of Target Fund Common Stock shall be entitled to receive that number of shares of Surviving Fund Common Stock equal to the product of (X) the number of shares of the Target Fund Common Stock held by such stockholder divided by the number shares of Target Fund Common Stock outstanding on such date and (Y) the total number of shares of Surviving Fund Common Stock received by the Target Fund, with cash to be paid in lieu of any fractional share resulting from the calculation of that product of (X) and (Y); (ii) each holder of Target Fund Preferred Stock shall be entitled to receive that number of shares of Surviving Fund Preferred Stock equal to the number of shares of the corresponding series of Target Fund Preferred Stock held on such date; and (iii) to the extent directed by the Surviving Fund’s authorized officers, each requesting holder of Target Fund Notes shall be entitled to receive the aggregate principal amount of corresponding Surviving Fund Notes equal to the unpaid principal amount of the corresponding series of Target Fund Notes held on the replacement date.

(f) The assets of the Target Fund to be acquired by the Surviving Fund shall include, without limitation, all cash, securities, commodities and futures interests, dividends and interest receivable, any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date, receivables for shares sold and all other properties and assets that are owned by the Target Fund on the Closing Date, other than cash in an amount necessary to pay dividends and distributions that are payable before the Closing Date. The Target Fund will pay or cause to be paid to the Surviving Fund any interest, cash or such dividends, rights and other payments received by it on or after the Closing Date with respect to the assets acquired hereunder and other properties and assets of the Target Fund, whether accrued or contingent, received by it on or after the Closing Date. Any such distribution shall be deemed included in the assets transferred to the Surviving Fund at the Closing Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex”

such distribution before the Valuation Date, in which case the receivable for any such distribution that remains unpaid at the Closing Date shall be separately included in the determination of the value of the assets of the Target Fund acquired by the Surviving Fund

(g) The Surviving Fund shall assume, as of the Closing Date, all of the Target Fund’s liabilities, which assumed liabilities shall include all of the Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement, except liabilities specified on Schedule A that shall be discharged or otherwise satisfied on or before the Closing Date.

(h) As soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), the Target Fund will liquidate and distribute to its shareholders of record the Surviving Fund Common Stock and Surviving Fund Preferred Stock received by the Target Fund in the manner specified by Section 1.1(e). That liquidation and distribution will be accomplished by the transfer of the shares of Surviving Fund Common Stock and Surviving Fund Preferred Stock then credited to the account of the Target Fund on the books of the Surviving Fund to open accounts on the share records of the Surviving Fund in the names of Target Fund shareholders and representing the respective number of shares of the Surviving Fund Common Stock and Surviving Fund Preferred Stock due to those shareholders. Before the Closing Date, the Target Fund will declare and pay to its stockholders a distribution or distributions to the extent required by Section 6.4.

1.2   Withholding Taxes. The Target Fund will be entitled to deduct and withhold from amounts otherwise payable pursuant to this Agreement to any holder of shares of Target Fund Common Stock or Target Fund Preferred Stock, as applicable, such amounts as the Target Fund shall determine in good faith are required to be deducted and withheld with respect to such payments under the Code and the rules and Treasury Regulations promulgated thereunder, or any provision of state, local or foreign tax law. Any amounts so deducted and withheld will be timely paid to the applicable tax authority and will be treated for all purposes of this Agreement as having been paid to the holder of the shares of Target Fund Common Stock or Target Fund Preferred Stock in respect of which such deduction and withholding was made.

1.3   Stock and Notes Certificates.

(a) Effective as of the Liquidation Date, all outstanding certificates representing shares of the Target Fund Common Stock and Target Fund Preferred Stock will be deemed cancelled and shall no longer evidence ownership thereof.

(b) In lieu of delivering certificates for Surviving Fund Common Stock or Surviving Fund Preferred Stock, the Surviving Fund shall credit the Surviving Fund Common Stock and Surviving Fund Preferred Stock, as applicable, to the Target Fund’s account on the books of the Surviving Fund. The Target Fund’s transfer agent shall deliver at Closing a certificate of an authorized officer stating that its records contain the names and addresses of the holders of Target Fund Common Stock and Target Fund Preferred Stock, the number and percentage ownership of outstanding shares owned by each such stockholder immediately before the Closing. The Surviving Fund’s transfer agent shall issue and deliver to the Target Fund’s Secretary a confirmation evidencing the Surviving Fund Common Stock and Surviving Fund Preferred Stock to be credited on the Closing Date, or provide evidence satisfactory to the Target Fund that such Surviving Fund Common Stock and Surviving Fund Preferred Stock have been credited to the Target Fund’s account on the books of the Surviving Fund. Certificates for the Surviving Fund Preferred Stock will be sent to receiving stockholders as soon as practicable after the Closing. Any replacement Surviving Fund Notes will be delivered to the requesting holders of Target Fund Notes in conformity with the provisions of the Notes Purchase Agreement applicable to the respective series of Target Fund Notes.

(c) With respect to any holder of Target Fund Common Stock or Target Fund Preferred Stock holding certificates representing shares of Target Fund Common Stock or Target Fund Preferred Stock as of the Closing

Date, and subject to the Surviving Fund being informed thereof in writing by the Target Fund, the Surviving Fund will not permit such stockholder to receive shares of Surviving Fund Common Stock or Surviving Fund Preferred Stock (or to vote as a stockholder of the Surviving Fund) until such stockholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund Common Stock or Target Fund Preferred Stock, or, in the event of lost certificates, posted adequate bond or an affidavit of lost or destroyed certificate. The Target Fund will request its stockholders to surrender their outstanding certificates representing shares of Target Fund Common Stock and Target Fund Preferred Stock or post adequate bond therefor. Dividends or other distributions payable to holders of record of shares of Surviving Fund Common Stock and Surviving Fund Preferred Stock as of any date after the Closing Date and before the exchange of certificates by any holder of Target Fund Common Stock or Target Fund Preferred Stock shall be credited to such stockholder, without interest; however, such dividends or other distributions shall not be paid unless and until such stockholder surrenders his or her certificates representing shares of Target Fund Common Stock or Target Fund Preferred Stock for exchange. The Surviving Fund will request the holders of Target Fund Notes to surrender those Target Fund Notes evidencing ownership of Target Fund Notes in exchange for the Surviving Fund Notes to be replaced.

1.4   Filings and Reporting. As soon as practicable on or after the Closing Date, the Target Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete liquidation. Any reporting responsibility of the Target Fund is and shall remain the responsibility of the Target Fund up to and including the Closing Date and thereafter.

1.5   Actions at Closing. At the closing of the transactions contemplated by this Agreement (the “Closing”) on the date thereof (the “Closing Date”), (i) the Target Fund will deliver to the Surviving Fund the various certificates and documents referred to in Section 6 below, (ii) the Surviving Fund will deliver to the Target Fund the various certificates and documents referred to in Section 5 below, (iii) the Target Fund will make any filings or recordings required by Maryland law in connection with the Reorganization.

2	REPRESENTATIONS AND WARRANTIES

2.1   Representations and Warranties of the Surviving Fund. The Surviving Fund represents and warrants to the Target Fund that the statements contained in this Section 2.1 are correct and complete in all material respects as of the execution of this Agreement on the date hereof. The Surviving Fund represents and warrants to, and agrees with, the Target Fund that:

(a) The Surviving Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of Maryland (the “Department”), and has the power to own all of its assets and to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Surviving Fund is duly registered under the 1940 Act as a diversified, closed-end management investment company (File No. 811-21593) and such registration has not been revoked or rescinded and is in full force and effect. The Surviving Fund is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Surviving Fund.

(c) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Surviving Fund of the transactions contemplated herein, except (i) such as have been obtained or applied for under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and (ii) such as may be required by state securities laws.

(d) The Surviving Fund is not, and the execution, delivery and performance of this Agreement by the Surviving Fund will not result, in violation of the laws of the State of Maryland or of the charter of the Surviving

Fund (the “Surviving Fund Charter”) or the Bylaws, as amended (the “Surviving Fund Bylaws”), of the Surviving Fund, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Surviving Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Surviving Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Surviving Fund is a party or by which it is bound.

(e) The Surviving Fund has been furnished with the Target Fund’s Annual Report to Stockholders for the fiscal year ended November 30, 2017.

(f) The Target Fund has been furnished with the Surviving Fund’s Annual Report to Stockholders for the fiscal year ended November 30, 2017.

(g) The Surviving Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Surviving Fund Board, and, subject to approval by stockholders of the Target Fund, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(h) At the Closing Date, the Surviving Fund will have good and marketable title to its assets held immediately before the Closing Date, which are free and clear of any material liens, pledges or encumbrances except those previously disclosed to the Target Fund.

(i) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Surviving Fund or any properties or assets held by it. The Surviving Fund knows of no facts that might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(j) There are no material contracts outstanding to which the Surviving Fund is a party that have not been disclosed in the Surviving Fund’s filings with the Securities and Exchange Commission (“SEC”), in the Registration Statement (as defined in Section 2.1(o) below) or will not be otherwise disclosed to the Target Fund before the Closing Date.

(k) The statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of portfolio investments (indicating their market values) of the Surviving Fund at, as of and for the fiscal year ended November 30, 2017, audited by PricewaterhouseCoopers LLP, independent registered public accounting firm to the Surviving Fund, copies of which have been furnished to the Target Fund, fairly reflect the financial condition, results of operations, and changes in net assets of the Surviving Fund as of such date and for the period then ended in accordance with accounting principles generally accepted in the United States (“GAAP”) consistently applied, and the Surviving Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above, or those incurred in the ordinary course of its business since November 30, 2017.

(l) Since November 30, 2017, there has not been any material adverse change in the Surviving Fund’s financial condition, assets, liabilities or business and the Surviving Fund has no known liabilities of a material amount, contingent or otherwise, required to be disclosed in a balance sheet with GAAP other than those shown on the Surviving Fund’s statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since November 30, 2017, and those incurred in connection with the Reorganization. Prior to the Closing Date, the Surviving Fund will advise the Target Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this Section 2.1(l), customary distributions, changes in portfolio securities, a decline in net asset value per share of the Surviving Fund due to declines in market values of securities in the Surviving Fund’s portfolio or the discharge of the Surviving Fund’s liabilities will not constitute a material adverse change.

(m) All federal and other tax returns and information reports of the Surviving Fund required by law to have been filed, shall have been filed, and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Surviving Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. All tax liabilities of the Surviving Fund have been adequately provided for on its books, and no tax deficiency or liability of the Surviving Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(n) The Surviving Fund has not taken any action and does not know of any fact or circumstance that could reasonably be expected to prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

(o) A registration statement has been filed with the SEC by the Surviving Fund on Form N-14 relating to the Surviving Fund Common Stock to be issued pursuant to this Agreement, and any supplement or amendment thereto or to the documents therein (as amended, the “Registration Statement”), on the effective date of the Registration Statement, at the time of the stockholders’ meeting referred to in Section 4 of this Agreement and at the Closing Date, insofar as it relates to the Surviving Fund (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this Section 2.1(o) shall not apply to statements in, or omissions from, the Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the Registration Statement.

(p) All issued and outstanding shares of Surviving Fund Common Stock and Surviving Fund Preferred Stock (i) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, or applicable exemptions therefrom, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the transfer agent. The Surviving Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of Surviving Fund Common Stock or Surviving Fund Preferred Stock, nor is there outstanding any security convertible into, or exchangeable for, any shares of Surviving Fund Common Stock or Surviving Fund Preferred Stock.

(q) All issued and outstanding Surviving Fund Notes (i) have been, or on the Closing Date will be, offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, or applicable exemptions therefrom, (ii) are, and on the Closing Date will be, duly executed, authenticated, issued and delivered, (iii) have been, or on the Closing Date will be, at the time of issuance, offered, issued and sold in compliance with any and all applicable asset coverage, parity and other requirements of the 1940 Act and the rules and regulations thereunder, (iv) have been, or on the Closing Date will be, issued in an aggregate amount not exceeding the amount that, upon their issuance, would result in the face value of such Target Fund Notes at issuance, plus any outstanding leverage, equaling 33 1/3% of the Target Fund’s total assets, and (v) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the transfer agent or the Surviving Fund.

(r) The Surviving Fund is authorized to issue 200,000,000 shares of common stock, par value $0.001 per share (the “Surviving Fund Common Stock”), and                  shares of preferred stock (the “Surviving Fund Preferred Stock”); each outstanding share of which is fully paid, non-assessable and has full voting rights. The Surviving Fund has filed Articles Supplementary with respect to each series of Surviving Fund Preferred Stock before the Closing. Each series of the Surviving Fund’s outstanding unsecured notes (the “Surviving Fund Notes”) is duly executed, authenticated, issued and delivered and constitutes valid and binding obligations of the Surviving Fund.

(s) The offer and sale of the shares of Surviving Fund Common Stock and Surviving Fund Preferred Stock and the Surviving Fund Notes to be issued pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

(t) At or prior to the Closing Date, the Surviving Fund will have obtained any and all regulatory, board and stockholder approvals necessary to issue the shares of Surviving Fund Common Stock and Surviving Fund Preferred Stock and the Surviving Fund Notes to be issued pursuant to this Agreement.

(u) The books and records of the Surviving Fund made available to the Target Fund are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Surviving Fund.

(v) For each taxable year of its operation, the Surviving Fund has met, and for the current taxable year, the Surviving Fund expects to meet, the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has computed or will compute, as applicable, its U.S. federal income tax under Section 852 of the Code.

(w) The Surviving Fund Board has not adopted a resolution electing to be subject to the Maryland Business Combination Act or the Maryland Control Share Acquisition Act.

2.2   Representations and Warranties of the Target Fund. The Target Fund represents and warrants to the Surviving Fund that the statements contained in this Section 2.2 are correct and complete in all material respects as of the execution of this Agreement on the date hereof. The Target Fund represents and warrants to, and agrees with, the Surviving Fund that:

(a) The Target Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and is in good standing with the Department, and has the power to own all of its assets and to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Target Fund is duly registered under the 1940 Act as a closed-end, diversified management investment company (File No. 811-22435), and such registration has not been revoked or rescinded and is in full force and effect. The Target Fund is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Target Fund.

(c) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except (i) such as have been obtained or applied for under the 1933 Act, the 1934 Act and the 1940 Act, and (ii) such as may be required by state securities laws.

(d) The Target Fund is not, and the execution, delivery and performance of this Agreement by the Target Fund will not result, in violation of the laws of the State of Maryland or of the charter of the Target Fund (the

“Target Fund Charter”) or the Bylaws, as amended (the “Target Fund Bylaws”), of the Target Fund, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Target Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund is a party or by which it is bound.

(e) The Target Fund has been furnished with the Surviving Fund’s Annual Report to Stockholders for the year ended November 30, 2017.

(f) The Surviving Fund has been furnished with the Target Fund’s Annual Report to Stockholders for the year ended November 30, 2017.

(g) The Target Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Target Fund Board, and, subject to stockholder approval, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(h) At the Closing Date, the Target Fund will have good and marketable title to its assets held immediately before the Closing Date, which are free and clear of any material liens, pledges or encumbrances except those previously disclosed to the Surviving Fund.

(i) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending (in which service of process has been received) or to its knowledge threatened against the Target Fund or any properties or assets held by it. The Target Fund knows of no facts that might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(j) The Surviving Fund Common Stock, Surviving Fund Preferred Stock and Surviving Fund Notes to be issued to the Target Fund pursuant to the terms of this Agreement will not be acquired for the purpose of making any distribution thereof other than to Target Fund stockholders or noteholders, as applicable, as provided in Section 1.1(e).

(k) There are no material contracts outstanding to which the Target Fund is a party that have not been disclosed in the Target Fund Prospectus or in the Registration Statement or will not be otherwise disclosed to the Surviving Fund before the Closing Date.

(l) The statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of portfolio investments (indicating their market values) of the Target Fund at, as of and for the fiscal year ended November 30, 2017, audited by PricewaterhouseCoopers LLP, independent registered public accounting firm to the Target Fund, copies of which have been furnished to the Surviving Fund, fairly reflect the financial condition, results of operations, and changes in net assets of the Target Fund as of such date and for the period then ended in accordance with GAAP consistently applied, and the Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above, or those incurred in the ordinary course of its business since November 30, 2017.

(m) Since November 30, 2017, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business and the Target Fund has no known liabilities of a material amount, contingent or otherwise, required to be disclosed in a balance sheet in accordance with GAAP other than those shown on the Target Fund’s statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since November 30, 2017, and those incurred in connection with the Reorganization. Prior to the Closing Date, the Target Fund will advise the Surviving Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this Section 2.1(m), customary distributions, changes in portfolio securities, a decline in net asset value per share of the Surviving Fund due to declines in market values of securities in the Target Fund’s portfolio or the discharge of the Target Fund’s liabilities will not constitute a material adverse change.

(n) All federal and other tax returns and information reports of the Target Fund required by law to have been filed, shall have been filed, and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Target Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. All tax liabilities of the Target Fund have been adequately provided for on its books, and no tax deficiency or liability of the Target Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(o) The Target Fund has not taken any action and does know of any fact or circumstance that could reasonably be expected to prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

(p) The Registration Statement, on the effective date of the Registration Statement, at the time of the stockholders’ meetings referred to in Section 4 of this Agreement and at the Closing Date, insofar as it relates to the Target Fund (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this Section 2.2(p) shall apply only to statements in, or omissions from, the Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the Registration Statement.

(q) All issued and outstanding shares of Target Fund Common Stock and Target Fund Preferred Stock (i) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, or applicable exemptions therefrom, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the transfer agent as provided in Section 4.6. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of Target Fund Common Stock, nor is there outstanding any security convertible into, or exchangeable for, any shares of Target Fund Common Stock.

(r) All issued and outstanding Target Fund Notes (i) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, or applicable exemptions therefrom, (ii) are, and on the Closing Date will be, duly executed, authenticated, issued and delivered, (iii) have been, at the time of issuance, offered, issued and sold in compliance with any and all applicable asset coverage, parity and other requirements of the 1940 Act and the rules and regulations thereunder, (iv) have been issued in an aggregate amount not exceeding the amount that, upon their issuance, would have resulted in the face value of such Target Fund Notes at issuance, plus any outstanding leverage, equaling 33 1/3%

of the Target Fund’s total assets, and (v) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the transfer agent or the Target Fund as provided in Section 4.6.

(s) As of both the Valuation Time and the Closing Date, the Target Fund will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Target Fund to be transferred to the Surviving Fund pursuant to this Agreement and except as otherwise specified in this Agreement. At the Closing Date, subject only to the delivery of the Investments and other assets, and assumption of the liabilities, as contemplated by this Agreement, the Surviving Fund will acquire the Investments and any such other assets subject to no encumbrances, liens or security interests in favor of any third party creditor of the Target Fund, and without any restrictions upon the transfer thereof, including such restrictions as might arise under the 1933 Act. As used in this Agreement, the term “Investments” shall mean the Target Fund’s investments shown on the schedule of its portfolio investments as of November 30, 2017 referred to in Section 2.2(l) hereof, as supplemented with such changes as the Target Fund shall make after November 30, 2017, which changes shall be disclosed to the Target Fund in an updated schedule of investments, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions through the Closing Date.

(t) The books and records of the Target Fund made available to the Surviving Fund are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

(u) For each taxable year of its operation, the Target Fund has met, and for the current taxable year, the Target Fund expects to meet, the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has computed or will compute, as applicable, its U.S. federal income tax under Section 852 of the Code.

(v) The Target Fund Board has not adopted a resolution electing to be subject to the Maryland Business Combination Act or the Maryland Control Share Acquisition Act.

3	COMPUTATION OF NET ASSET VALUE.

The net asset value per share of the Target Fund Common Stock and the Surviving Fund Common Stock shall be determined as of the Valuation Time, and no formula will be used to adjust the net asset value per share so determined of either of the parties’ common stock to take into account differences in realized and unrealized gains and losses. Those net asset value calculations shall reflect the allocation of actual and estimated expenses specified in Section 9.2. The value of the assets of the Target Fund to be transferred to the Surviving Fund shall be determined by the Surviving Fund pursuant to the principles and procedures consistently utilized by the Surviving Fund in valuing its own assets and determining its own liabilities for purposes of the Reorganization, which principles and procedures are substantially similar to those employed by the Target Fund when valuing its own assets and determining its own liabilities. Such valuation and determination shall be made by the Surviving Fund in cooperation with the Target Fund and shall be confirmed in writing by the Surviving Fund to the Target Fund as appropriate. The net asset value per share of Surviving Fund Common Stock shall be determined in accordance with such procedures.

4	COVENANTS

4.1   Operations in the Normal Course. Each party covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include purchases and sales of portfolio securities and the declaration and payment of customary distributions.

4.2   Stockholders’ Meeting.

(a) The Target Fund shall hold a meeting of its stockholders for the purpose of considering the Reorganization as described herein, which meeting is expected to be held before June 30, 2018, and any adjournments or postponements thereof.

(b) The Target Fund has mailed to its stockholders of record entitled to vote at the meeting of stockholders at which action is to be considered regarding the Reorganization, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

4.3   Regulatory Filings.

(a) The Target Fund undertakes that, if the Reorganization is consummated, it will file, or cause its agents to file, an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Target Fund has ceased to be a registered investment company.

(b) The Surviving Fund has filed the Registration Statement with the SEC, which has become effective. The Target Fund agrees to cooperate fully with the Surviving Fund, and has furnished to the Surviving Fund the information relating to itself to be set forth in the Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities or blue sky laws.

4.4   Preservation of Assets. The Surviving Fund agrees that it has no plan or intention to sell or otherwise dispose of the assets of the Target Fund to be acquired in the Reorganization, except for dispositions made in the ordinary course of business.

4.5   Tax Matters. Each of the parties agrees that by the Closing Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the parties agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Surviving Fund agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Target Fund for its final taxable year and for all prior taxable periods. Any information obtained under this Section 4.5 shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Closing Date, the Surviving Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns, including any Forms 1099, required to be filed and provided to required persons by the Target Fund with respect to its final taxable year ending with the Closing Date and for any prior periods or taxable years for which the due date for such return has not passed as of the Closing Date and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities and provided to required persons. Notwithstanding the aforementioned provisions of this Section 4.5, any expenses incurred by the Surviving Fund (other than for payment of taxes) in excess of any accrual for such expenses by the Target Fund in connection with the preparation and filing of said tax returns and Forms 1099 after the Closing Date shall be borne by the Surviving Fund.

4.6   Lists of Security Holders. Prior to the Closing Date, the Target Fund shall have made arrangements with its transfer agent to deliver to the Surviving Fund a list of the names and addresses of all of the holders of record of Target Fund Common Stock, Target Fund Preferred Stock and Target Fund Notes on the Closing Date, the respective number of shares of Target Fund Common Stock and Target Fund Preferred Stock owned by each such stockholder, and the respective unpaid principal amount of the applicable series of Target Fund Notes held by each such noteholder, certified by the Target Fund’s transfer agent or President to the best of his or her knowledge and belief.

4.7   Tax Status of Reorganization. The Surviving Fund and the Target Fund will (i) use all reasonable best efforts to cause the Reorganization to constitute a reorganization under Section 368(a) of the Code and (ii) shall execute and deliver officer’s certificates containing appropriate representations at such time or times as may be reasonably requested by counsel, including the effective date of the Registration Statement and the Closing Date, for purposes of rendering opinions with respect to the tax treatment of the Reorganization.

4.8   Preferred Stock. The Surviving Fund will comply with the terms and provisions of the Articles Supplementary for the Series D and Series E Surviving Fund Preferred Stock, which Articles Supplementary will provide for such Surviving Fund Preferred Stock to have substantially identical terms as the corresponding series of Target Fund Preferred Stock for which it is being exchanged.

4.9   Notes. The Surviving Fund will comply with the terms and provisions of the applicable Notes Purchase Agreement for each respective series of Surviving Fund Notes, which Notes Purchase Agreement will provide for any such Surviving Fund Notes to be issued in replacement of Target Fund Notes to have identical terms as the corresponding series of Target Fund Notes for which they are being exchanged.

4.10   NYSE Listing. The Surviving Fund agrees to use its reasonable best efforts to cause the Surviving Fund Common Stock to be issued pursuant to this Agreement to be listed on the NYSE. The Target Fund and the Surviving Fund agree that, because the Target Fund Preferred Stock was issued in a private placement and is not registered under the 1934 Act, the Surviving Fund Preferred Stock to be issued pursuant to this Agreement is not required to be listed on the NYSE.

4.11   Delisting, Termination of Registration as an Investment Company. The Target Fund agrees that (i) the delisting of the Target Fund Common Stock with the NYSE and (ii) the termination of its registration as an investment company under the 1940 Act will be effected in accordance with applicable law as soon as practicable following the Closing Date.

5	CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject, at the Target Fund’s election, to the following conditions:

5.1   Certificates and Statements by the Surviving Fund.

(a) The Surviving Fund shall have furnished a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its President (or any Vice President) and its Treasurer, and a certificate executed by both such officers, dated the Closing Date, certifying that there has been no material adverse change in its financial position since November 30, 2017, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(b) The Surviving Fund shall have furnished to the Target Fund a certificate signed by its President (or any Vice President), dated the Closing Date, certifying that as of the Closing Date, all representations and warranties made by the Surviving Fund in this Agreement are true and correct in all material respects as if made at and as of such date and the Surviving Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

5.2   Absence of Litigation. There shall be no material litigation pending with respect to the matters contemplated by this Agreement.

5.3   Regulatory Orders. The Surviving Fund shall have received from any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

5.4   Satisfaction of the Target Fund. All proceedings taken by the Surviving Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Target Fund.

6	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING FUND

The obligations of the Surviving Fund to consummate the transactions provided for herein shall be subject, at the Surviving Fund’s election, to the following conditions:

6.1   Certificates and Statements by the Target Fund.

(a) The Target Fund shall have furnished a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its President (or any Vice President) and its Treasurer, and a certificate executed by both such officers, dated the Closing Date, certifying that there has been no material adverse change in its financial position since November 30, 2017, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(b) The Target Fund shall have furnished to the Surviving Fund a certificate signed by its President (or any Vice President), dated the Closing Date, certifying that as of the Closing Date, all representations and warranties made by the Target Fund in this Agreement are true and correct in all material respects as if made at and as of such date and that the Target Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

6.2   Absence of Litigation. There shall be no material litigation pending with respect to the matters contemplated by this Agreement.

6.3   Satisfaction of the Surviving Fund. All proceedings taken by the Target Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Surviving Fund.

6.4   Distribution by the Target Fund. The Target Fund, before the Closing, shall declare a distribution or distributions that, in the Target Fund’s reasonable judgment and to the Surviving Fund’s reasonable satisfaction, is sufficient, together with all previous such distributions, to distribute to the Target Fund stockholders (i) all of the Target Fund’s investment company taxable income as defined in Section 852 of the Code, and (ii) all of the excess, if any, of (x) the Target Fund’s investment income excludable from gross income under Section 103 of the Code over (y) the Target Fund’s deductions disallowed under Sections 265 and 171 of the Code, and (iii) all of the Target Fund’s net capital gains realized (after reduction for any capital loss carryforward), in each case computed without regard to any deduction for distributions paid, and in each case for Target Fund’s current taxable year (which will end on the Closing Date) and any prior taxable year to the extent such distribution or distributions are eligible to be treated as paid with respect to such prior year under Section 855(a) of the Code.

6.5   Custodian’s Certificate. The Target Fund’s custodian shall have delivered to the Surviving Fund a certificate identifying all of the assets of the Target Fund held or maintained by such custodian as of the Valuation Time.

6.6   Books and Records. The Target Fund’s transfer agent shall have provided to the Surviving Fund (i) the originals or true copies of all of the records of the Target Fund in the possession of such transfer agent as of the Closing Date, (ii) a certificate setting forth the number of shares of Target Fund Common Stock outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such stockholder.

7      FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF SURVIVING FUND AND TARGET FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Surviving Fund, the other party to this Agreement shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

7.1   Approval of Reorganization. The Reorganization shall have been approved by (i) the affirmative vote of a majority of the issued and outstanding shares of Target Fund Common Stock and Target Fund Preferred Stock (voting together), and (ii) the affirmative vote of a majority of the issued and outstanding shares of Target Fund Preferred Stock (voting as a separate class); the Surviving Fund shall have delivered to the Target Fund a copy of the resolutions approving this Agreement pursuant to this Agreement adopted by the Surviving Fund Board, certified by its secretary; and the Target Fund shall have delivered to the Surviving Fund a copy of the resolutions approving this Agreement adopted by the Target Fund Board and the Target Fund’s stockholders, certified by its secretary.

7.2   Regulatory Filings.

(a) Any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, relating to the transactions contemplated hereby shall have expired or been terminated.

(b) The SEC shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act; no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of the Target Fund or would prohibit the Reorganization.

(c) On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Target Fund or the Surviving Fund from completing the transactions contemplated by this Agreement.

7.3   Consents. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Surviving Fund or the Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Surviving Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions.

7.4   Registration Statement. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

7.5   Tax Opinion. The parties shall have received the opinion of Paul Hastings LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations made by the Target Fund, the Surviving Fund and their respective authorized officers:

(a) the Reorganization as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1) of the Code and that the Surviving Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) except for consequences regularly attributable to a termination of the Target Fund’s taxable year, no gain or loss will be recognized to the Target Fund as a result of the Reorganization or upon the distribution of shares of Surviving Fund Common Stock to holders of shares of Target Fund Common Stock;

(c) no gain or loss will be recognized to the Surviving Fund as a result of the Reorganization or upon the distribution of shares of Surviving Fund Common Stock to holders of shares of Target Fund Common Stock;

(d) no gain or loss will be recognized to the holders of the Target Fund Common Stock upon the distribution of shares of Surviving Fund Common Stock to holders of shares of Target Fund Common Stock, except to the extent such holders are paid cash in lieu of fractional shares of Surviving Fund Common Stock in the Reorganization;

(e) the tax basis of the Target Fund assets in the hands of the Surviving Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately before the consummation of the Reorganization;

(f) immediately after the Reorganization, the aggregate tax basis of the Surviving Fund Common Stock received by each holder of Target Fund Common Stock in the Reorganization (including that of fractional share interests purchased by the Surviving Fund) will be equal to the aggregate tax basis of the shares of Target Fund Common Stock owned by such stockholder immediately before the Reorganization;

(g) a stockholder’s holding period for Surviving Fund Common Stock (including that of fractional share interests purchased by the Surviving Fund) will be determined by including the period for which he or she held shares of Target Fund Common Stock converted pursuant to the Reorganization, provided that such shares of Target Fund Common Stock were held as capital assets;

(h) the Surviving Fund’s holding period with respect to the Target Fund’s assets transferred will include the period for which such assets were held by the Target Fund; and

(i) the payment of cash to the holders of Target Fund Common Stock in lieu of fractional shares of Surviving Fund Common Stock will be treated as though such fractional shares were distributed as part of the Reorganization and then redeemed by the Surviving Fund with the result that the holder of Target Fund Common Stock will generally have a capital gain or loss to the extent the cash distribution differs from such stockholder’s basis allocable to the fractional shares of Surviving Fund Common Stock.

The delivery of such opinion is conditioned upon the receipt by Paul Hastings LLP of representations it shall request of the Surviving Fund and the Target Fund. Notwithstanding anything herein to the contrary, neither the Surviving Fund nor the Target Fund may waive the condition set forth in this Section 7.5.

7.6   Assets and Liabilities. The assets and liabilities of the Target Fund to be transferred to the Surviving Fund shall not include any assets or liabilities which the Surviving Fund, by reason of limitations in the Registration Statement or the Surviving Fund Charter, may not properly acquire or assume. The Surviving Fund does not anticipate that there will be any such assets or liabilities but the Surviving Fund will notify the Target Fund if any do exist and will reimburse the Target Fund for any reasonable transaction costs incurred by the Target Fund for the liquidation of such assets and liabilities.

8	INDEMNIFICATION

8.1   The Surviving Fund. The Surviving Fund, out of its assets and property, agrees to indemnify and hold harmless the Target Fund and the members of the Target Fund Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Target Fund and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Surviving Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Surviving Fund or the members of the Surviving Fund Board or its officers before the Closing Date, provided that such indemnification by the Surviving Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

8.2   The Target Fund. The Target Fund, out of its assets and property, agrees to indemnify and hold harmless the Surviving Fund and the members of the Surviving Fund Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Surviving Fund and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Target Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Target Fund or the members of the Target Fund Board or its officers before the Closing Date, provided that such indemnification by the Target Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9	BROKER FEES; EXPENSES

9.1   No Broker Fees. The Surviving Fund and the Target Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2   Payment of Expenses. All expenses of the Reorganization will be borne by the Surviving Fund and the Target Fund. Costs will be allocated on a pro rata basis based upon each Fund’s relative net assets. Such expenses shall include, but not be limited to, all costs related to the preparation and distribution of the Registration Statement, proxy solicitation expenses, SEC registration fees, NYSE listing fees, and the acceleration of debt or other offering costs resulting from the Reorganization. Neither of the Surviving Fund and the Target Fund owes any broker’s or finder’s fees in connection with the transactions provided for herein.

10	COOPERATION FOLLOWING EFFECTIVE DATE

In case at any time after the Closing Date any further action is necessary to carry out the purposes of this Agreement, each of the parties will take such further action (including the execution and delivery of such further instruments and documents) as the other party may reasonably request, all at the sole cost and expense of the requesting party (unless the requesting party is entitled to indemnification as described below). The Target Fund acknowledges and agrees that from and after the Closing Date, the Surviving Fund shall be entitled to possession of all documents, books, records, agreements and financial data of any sort pertaining to the Target Fund.

11	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1   Entire Agreement. The Surviving Fund and the Target Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2   Survival of Warranties. The covenants to be performed after the Closing by both the Surviving Fund and the Target Fund, and the obligations of the Surviving Fund in Section 8, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12	TERMINATION AND WAIVERS

12.1   Termination by Mutual Agreement. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time before the Closing Date by mutual agreement of the Target Fund and the Surviving Fund.

12.2   Termination by Surviving Fund or Target Fund. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date by resolution of either the Surviving Fund Board or the Target Fund Board, if circumstances should develop that, in the opinion of that board, make proceeding with the Agreement inadvisable with respect to the Surviving Fund or the Target Fund, respectively. Any such termination resolution to be effective shall be promptly communicated to the other party and, in any event, prior to the Closing Date. In the event of termination of this Agreement pursuant to the provisions hereof, the Agreement shall become void and have no further effect, and there shall not be any liability hereunder on the part of either of the parties or their respective board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.3   Waiver. At any time before the Closing Date, any of the terms or conditions of this Agreement may be waived by either the Target Fund Board or the Surviving Fund Board (whichever is entitled to the benefit thereof), if, in the judgment of such board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended in this Agreement to the stockholders of their respective fund, on behalf of which such action is taken.

13	TRANSFER RESTRICTION

Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), the Surviving Fund will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO KAYNE ANDERSON MLP INVESTMENT COMPANY (OR ITS STATUTORY SUCCESSOR) UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to the Surviving Fund’s transfer agent with respect to such shares. The Target Fund will provide the Surviving Fund on the Closing Date with the name of any Target Fund Stockholder who is to the knowledge of the Target Fund an affiliate of it on such date.

14	MATERIAL PROVISIONS

All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

15	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Target Fund and the Surviving Fund; provided, however, that following the meeting of the Target Fund stockholders called by the Target Fund pursuant to Section 4.2 of this

Agreement, no such amendment may have the effect of changing the provisions for determining the number of shares of Surviving Fund Common Stock to be issued to the holders of Target Fund Common Stock under this Agreement to the detriment of such stockholders without their further approval.

16	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., email), personal service or prepaid or certified mail addressed to the Surviving Fund or the Target Fund, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

17      ENFORCEABILITY; HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

17.1   Enforceability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

17.2   Headings. The Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

17.3   Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

17.4   Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of Maryland.

17.5   Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

By:
Name:

Title:

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

By:
Name:

Title:

Schedule A

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATION OF

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

AND

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

Dated May 30, 2018

This Statement of Additional Information should be read in conjunction with the joint proxy statement/prospectus dated May 30, 2018 relating to the proposed combination of Kayne Anderson Energy Total Return Fund, Inc. (“KYE”) and Kayne Anderson Midstream/Energy Fund, Inc. (“KMF”), pursuant to which KYE would transfer substantially all of its assets to KMF, and KMF would assume substantially all of KYE’s liabilities, in exchange solely for newly issued shares of common and preferred stock of KMF, which will be distributed by KYE to its stockholders in the form of a liquidating distribution (although cash will be distributed in lieu of fractional common shares). KYE will then be terminated and dissolved in accordance with its charter and Maryland law (the “Reorganization”). KMF and KYE are each also referred to in this Statement of Additional Information individually as a “Fund” and collectively as the “Funds.” KMF following the Reorganization is referred to in this Statement of Additional Information as the “Combined Fund.” References to “we” “us” or “our” in this Statement of Additional Information are references to KMF.

The aggregate net asset value (“NAV”) of KMF common shares received by KYE common stockholders in the Reorganization will equal the aggregate NAV of KYE common stock held on the business day prior to closing of the Reorganization, less the costs of the Reorganization attributable to their common shares (although KYE common stockholders will receive cash for their fractional shares of common stock). KYE will then cease its separate existence under Maryland law and terminate its registration under the Investment Company Act of 1940 (the “1940 Act”). KMF will continue to operate after the Reorganization as a registered, non-diversified, closed-end management investment company with the investment objectives and policies described in the joint proxy statement/prospectus.

In connection with the Reorganization, each holder of a KYE Series C Mandatory Redeemable Preferred Share (“KYE Series C MRP Shares”) or a Series D Mandatory Redeemable Preferred Share (“KYE Series D MRP Shares” and together with the KYE Series C MRP Shares, the “KYE MRP Shares”) will receive in a private placement an equivalent number of newly issued KMF Series D Mandatory Redeemable Preferred Shares (“KMF Series D MRP Shares”) or Series E Mandatory Redeemable Preferred Shares (“KMF Series E MRP Shares” and together with the KMF Series D MRP Shares, the KMF MRP Shares”), as applicable, each having substantially identical terms as the respective KYE MRP Shares. The aggregate liquidation preference of the KMF MRP Shares received by the holders of KYE MRP Shares in the Reorganization will equal the aggregate liquidation preference of the KYE MRP Shares held immediately prior to the closing of the Reorganization. The KMF MRP Shares to be issued in the Reorganization will have equal priority with KMF’s existing outstanding preferred shares as to the payment of dividends and the distribution of assets in the event of a liquidation of KMF. In addition, the preferred shares of KMF, including the KMF MRP Shares to be issued in connection with the Reorganization, will be senior in priority to KMF common shares as to payment of dividends and the distribution of assets in the event of a liquidation of KMF.

Unless otherwise defined herein, capitalized terms have the meanings given to them in the joint proxy statement/prospectus.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the joint proxy statement/prospectus. A copy of the joint proxy statement/prospectus may be obtained, without charge, by writing to KMF at 811 Main Street, 14th Floor, Houston, TX 77002.

KMF will provide, without charge, upon the written or oral request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

Page
INVESTMENT LIMITATIONS	SAI-1
OUR INVESTMENTS	SAI-4
MANAGEMENT	SAI-13
INDEMNIFICATION OF DIRECTORS AND OFFICERS	SAI-28
CONTROL PERSONS	SAI-29
INVESTMENT ADVISER	SAI-30
NET ASSET VALUE	SAI-33
PORTFOLIO TRANSACTIONS	SAI-36
TAX MATTERS	SAI-39
PROXY VOTING POLICIES	SAI-46
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	SAI-48
PERFORMANCE RELATED AND COMPARATIVE INFORMATION	SAI-48
ADDITIONAL INFORMATION	SAI-48
FINANCIAL STATEMENTS	SAI-48
APPENDIX A PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)	SAI-A-1

i

INVESTMENT LIMITATIONS

This section supplements the disclosure in the joint proxy statement/prospectus and provides additional information on the investment limitations of KMF and KYE. Investment limitations identified as fundamental may only be changed with the approval of the holders of a majority of a Fund’s outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are represented or (2) more than 50% of the outstanding voting shares).

Investment limitations stated as a maximum percentage of a Fund’s assets are only applied immediately after, and because of, an investment or a transaction to which the limitation is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with a Fund’s investment limitations. All limitations that are based on a percentage of total assets include assets obtained through leverage.

KMF’s investment objective is to provide a high level of total return with an emphasis on cash distributions to its stockholders, which it seeks to achieve by investing at least 80% of its total assets in securities of companies in the Midstream/Energy Sector.

KYE’s investment objective is to obtain a high total return with an emphasis on current income. KYE seeks to achieve this objective by investing in a portfolio of companies in the Energy Sector. Its investments are focused on securitities of Energy Companies, with the majority of its investments in securities of MLPs, Midstream Companies and marine transportation companies.

There can be no assurance that either KMF or KYE will achieve its investment objective.

Fundamental Investment Limitations

KMF

Except as described below, we, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding voting securities:

(1)	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent us from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

(2)	Purchase or sell commodities as defined in the Commodity Exchange Act, as amended, and the rules and regulations thereunder, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent us from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

(3)	Borrow money or issue senior securities, except to the extent permitted by the Investment Company Act of 1940 (the “1940 Act”), or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

(4)	Make loans to other persons except (a) through the lending of our portfolio securities, (b) through the purchase of debt obligations, loan participations and/or engaging in direct corporate loans in accordance with our investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. We may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

(5)	Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, we may be deemed to be an underwriter under applicable securities laws.

(6)	Concentrate our investments in a particular “industry,” as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time; provided, however, that this concentration limitation does not apply to (a) our investments in Energy Companies (we will concentrate more than 25% of our assets in Energy Companies), and (b) our investments in securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

SAI-1

KYE

Except as described below, KYE, as a fundamental policy, may not, without the approval of the holders of a majority of its outstanding voting securities:

(1)	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent KYE from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

(2)	Purchase or sell commodities as defined in the Commodity Exchange Act, as amended, and the rules and regulations thereunder, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent KYE from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

(3)	Borrow money or issue senior securities, except to the extent permitted by the Investment Company Act of 1940 (the “1940 Act”), or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

(4)	Make loans to other persons except (a) through the lending of KYE’s portfolio securities, (b) through the purchase of debt obligations, loan participations and/or engaging in direct corporate loans in accordance with KYE’s investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. KYE may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

(5)	Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, KYE may be deemed to be an underwriter under applicable securities laws.

(6)	Concentrate its investments in a particular “industry,” as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time; provided, however, that this concentration limitation does not apply to (a) KYE’s investments in Energy Companies (we will concentrate more than 25% of our assets in Energy Companies), and (b) KYE’s investments in securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

Nonfundamental Investment Policies

KMF

The following investment policies are considered non-fundamental and may be changed by the Board of Directors without the approval of the holders of a “majority of the outstanding” voting securities, provided that the holders of such voting securities receive at least 60 days’ prior written notice of any change:

(1)	We will invest at least 80% of our total assets in securities of companies in the Midstream/Energy Sector.

(2)	We will invest in equity securities such as common units, preferred units, subordinated units, general partner interests, common stocks, preferred stocks and convertible securities in MLPs, Midstream Companies and Other Energy Companies.

(3)	We may directly invest up to but not more than 25% (or such higher amount as permitted by any applicable tax diversification rules) of our total assets in equity or debt securities of Master Limited Partnerships (the “25% MLP test”). This limit does not apply to securities issued by MLP Affiliates, which are not treated as publicly traded partnerships for federal income tax purposes. We may exceed the 25% MLP test one or more days during a fiscal quarter but we will meet such test at fiscal quarter end.

(4)	We will invest at least 50% of our total assets in securities of Midstream MLPs and Midstream Companies.

(5)	We may invest up to but not more than 10% of our total assets in securities of Other MLPs.

(6)	We may invest up to but not more than 50% of our total assets in unregistered or otherwise restricted securities of companies in the Midstream/Energy Sector. For purposes of this limitation, “restricted securities” include (i) registered securities of public companies subject to a lock-up period, (ii) unregistered securities of public companies with registration rights, (iii) unregistered securities of public companies that become freely tradable with the passage of time, or (iv) securities of privately held companies. However, no more than 5% of our total assets may be invested in equity securities of privately held companies. For purposes of the foregoing, a registered security subject to such lock-up period will no longer be considered a “restricted security” upon expiration of the lock-up period, an unregistered security of any public company with registration rights will no longer be considered a “restricted security” when such securities become registered, and an unregistered security of a public company that becomes freely tradable with the passage of time will no longer be considered a “restricted security” upon the elapse of the requisite time period.

SAI-2

(7)	We may invest up to but not more than 30% of our total assets in debt securities of Energy Companies, including below-investment-grade debt securities (commonly referred to as “junk bonds” or “high yield bonds”). Up to but not more than 10% of our total assets may be invested in unrated debt securities or below-investment-grade debt securities that are rated less than “B-” (or an equivalent rating) by a nationally recognized ratings agency (a “Ratings Agency”). The balance of such debt investments may be invested in securities which are rated at least “B-” (or an equivalent rating) by a Ratings Agency or, if such securities are unrated, are determined by KAFA to be of comparable quality based on a Ratings Agency’s corporate ratings for the issuers of such securities or ratings of other securities issued by such issuers. For the purposes of determining if an investment satisfies this test, we will look to the highest credit rating on such debt investment. The debt securities in which we invest may have varying maturities which will generally not exceed 30 years.

(8)	We may invest up to but not more than 15% of our total assets in any single issuer.

(9)	We generally will seek to enhance our total returns through the use of Leverage Instruments. Our policy is to utilize Leverage Instruments in an amount that represents approximately 30% of our total assets. However, based on market conditions at the time, we may use Leverage Instruments in amounts that represent greater than 30% of our total assets to the extent permitted by the 1940 Act.

KYE

The following investment policies are considered non-fundamental and may be changed by the Board of Directors without the approval of the holders of a majority of KYE’s voting securities, provided that KYE’s securities holders receive at least 60 days’ prior written notice of any change.

(1)	KYE will invest at least 80% of its total assets in securities of Energy Companies.

(2)	KYE will invest in equity securities such as common stocks, preferred stocks, convertible securities, warrants, depository receipts, and equity interests in MLPs, marine transportation companies, Income Trusts and Other Energy Companies.

(3)	KYE may directly invest up to 25% (or such higher amount as permitted by any applicable tax diversification rules) of its total assets in equity or debt securities of Master Limited Partnerships. This limit does not apply to securities issued by MLP Affiliates, which are not treated as publicly traded partnerships for federal income tax purposes. KYE may exceed the 25% MLP test one or more days during the fiscal quarter but it will meet such test at fiscal quarter end.

(4)	KYE may invest up to 50% of its total assets in unregistered or otherwise restricted securities of Energy Companies. For purposes of this limitation, “restricted securities” include (i) registered securities of public companies subject to a lock-up period greater than 30 days, (ii) unregistered securities of public companies with registration rights, or (iii) unregistered securities of public companies that become freely tradable with the passage of time. However, no more than 25% of its total assets may be invested in (a) subordinated units or (b) securities of public companies which, in the reasonable judgment of KAFA, are not likely to become or convert into securities freely tradable by KYE within two years of purchase. Further, no more than 10% of KYE’s total assets may be invested in private equity securities of privately held companies.

(5)	KYE may invest up to but not more than 30% of its total assets in debt securities of Energy Companies, including below-investment-grade debt securities (commonly referred to as “junk bonds” or “high yield bonds”). Up to but not more than 10% of KYE’s total assets may be invested in unrated debt securities or below-investment-grade debt securities that are rated less than “B-” (or an equivalent rating) by a nationally recognized ratings agency (a “Ratings Agency”). The balance of such debt investments may be invested in securities which are rated at least “B-” (or an equivalent rating) by a Ratings Agency or, if such securities are unrated, are determined by KAFA to be of comparable quality based on a Ratings Agency’s corporate ratings for the issuers of such securities or ratings of other securities issued by such issuers. For the purposes of determining if an investment satisfies this test, KYE will look to the highest credit rating on such debt investment. The debt securities in which KYE invests may have varying maturities which will generally not exceed 30 years.

(6)	KYE will not invest more than 15% of its total assets in any single issuer.

(7)	KYE will not invest directly in commodities.

SAI-3

OUR INVESTMENTS

Description of Midstream Companies and Midstream Assets

Midstream Companies include companies that (i) derive at least 50% of their revenues or operating income from operating Midstream Assets or (ii) have Midstream Assets that represent a majority of their assets. These companies are typically structured as corporations and the common stock of such companies is typically listed and traded on a U.S. securities exchange.

Midstream Assets are the assets used by Energy Companies in performing services related to energy logistics. These assets provide the link between the source point of energy products such as natural gas and natural gas liquids and oil (i.e., where it is produced) and the end users (i.e., where it is consumed). Midstream Assets include those used in transporting (including via marine transportation vessels), storing, gathering, treating, processing, fractionating, transloading, distributing or marketing of natural gas, natural gas liquids, oil or refined products. Midstream Assets are often owned by Master Limited Partnerships, but are increasingly owned by Midstream Companies.

Natural gas related Midstream Assets serve to collect natural gas from the wellhead in small diameter pipelines, known as gathering systems. After natural gas is gathered, it can be either delivered directly into a natural gas pipeline system or to gas processing and treating plants for removal of natural gas liquids and impurities. After being processed, resulting “residue” natural gas is transported by large diameter intrastate and interstate pipelines across the country to end users. During the transportation process, natural gas may be placed in storage facilities, which consist of salt caverns, aquifers and depleted gas reservoirs, for withdrawal at a later date. Finally, after being transported by the intrastate and interstate pipelines, natural gas enters small diameter distribution lines pipelines, usually owned by local utilities, for delivery to consumers of such natural gas or is transported to liquefaction plants for export.

Midstream Assets also process, store and transport natural gas liquids, or NGLs. Before natural gas can be transported through major transportation pipelines, it must be processed by removing the NGLs to meet pipeline specifications. NGLs are transported by pipelines, truck, rail and barges from natural gas processing plants to fractionators and storage facilities. At the fractionator, the NGLs are separated into component products such as ethane, propane, butane and natural gasoline. These products are then transported to storage facilities, export facilities or end consumers, such as petrochemical facilities and other industrial users.

Similarly, Midstream Assets transport crude oil by pipeline, truck, rail and barge from the wellhead to the refinery. At the refinery, oil is refined into gasoline, distillates (such as diesel and heating oil) and other refined products. Refined products are then transported by pipeline, truck, rail and barges from the refinery to storage terminals and are ultimately transported to end users such as gas stations, airports and other industrial users.

Owners of Midstream Assets generally do not own the energy products flowing through their assets. Instead, Midstream Assets often charge a fee determined primarily by volume handled and service provided. Further, the fee charged for such service may be regulated by the Federal Energy Regulatory Commission or a similar state agency, may be based on the market price of the transported commodity or may be based on negotiated rates.

Description of How MLPs are Structured

Master Limited Partnerships are entities that are publicly traded and are treated as partnerships for federal income tax purposes. Master Limited Partnerships are typically structured as limited partnerships or as limited liability companies treated as partnerships. The units for these entities are listed and traded on a U.S. securities exchange. To qualify as a master limited partnership, the entity must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, gathering, processing, refining, transportation, storage, distribution and marketing of mineral or natural resources. Limited partnerships have two classes of interests: general partner interests and limited partner interests. The general partner typically controls the operations and management of the partnership through an equity interest in the partnership (typically up to 2% of total equity). Limited partners own the remainder of the partnership and have a limited role in the partnership’s operations and management.

SAI-4

MLPs organized as limited partnerships typically have two classes of limited partner interests—common units and subordinated units.

MLPs that have two classes of limited partnership interests (common units and subordinated units) are structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units on a pro rata basis. Whenever a distribution is paid to either common unitholders or subordinated unitholders, the general partner is paid a proportional distribution. The holders of incentive distribution rights (“IDRs”), usually the general partner, are eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per unit surpassing specified target levels. As cash distributions to the limited partners increase, the IDRs receive an increasingly higher percentage of the incremental cash distributions.

The MLPs in which we invest are currently classified by us as Midstream MLP and Other MLPs. As described below, we further sub-categorized into the following groups:

•	Midstream MLPs own and operate Midstream MLPs. Midstream MLPs may also operate ancillary businesses including the marketing of commodities and logistical services. Midstream MLPs includes MLPs that provide transportation and distribution services of energy-related products through the ownership and operation of marine transportation vessels (including tankers, barges and tugboats). Midstream MLPs also includes (a) General Partner MLPs whose assets consist of ownership interests of an affiliated Midstream MLP and (b) MLP Affiliates of Midstream MLPs.

•	Other MLPs own and operate Energy Assets but are not categorized as Midstream MLPs. Other MLPs can be classified into one of the following groups:

•	Upstream MLPs are businesses engaged in the acquisition, exploitation, development and production of natural gas, natural gas liquids and crude oil. An Upstream MLP’s cash flow and distributions are driven by the amount of oil, natural gas, natural gas liquids and oil produced and the demand for and price of such commodities. As the underlying reserves of an Upstream MLP are produced, its reserve base is depleted. Most Upstream MLPs seek to maintain or expand their reserves and production through the acquisition of reserves from other companies, and the exploration and development of existing resources. Certain U.S. royalty trusts are considered MLPs for tax purposes. These trusts have a defined quantity of reserves and prospective acreage at formation, which will deplete over time as the trust’s reserves are produced.

•	Coal MLPs are engaged in the owning, leasing, managing and production and sale of various grades of steam and metallurgical grades of coal. The primary use of steam coal is for electric generation (steam coal is used as a fuel for steam-powered generators by electrical utilities). The primary use of metallurgical coal is in the production of steel (metallurgical coal is used to make coke, which, in turn, is used as a raw material in the steel manufacturing process).

•	Propane MLPs are engaged in the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers. Propane serves approximately 6% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season (October through March).

•	In addition to the first three categories of “Other MLPs” listed above, certain MLPs own other types of Energy Assets or provide other energy-related services, such as refining, petrochemical manufacturing, frac sands production, wholesale fuel distribution, offshore drilling and distribution of specialty refined products. These types of assets and services generate qualified income and qualify for federal tax treatment as an MLP.

Description of Energy Companies

Energy Companies includes companies that (i) derive at least 50% of their revenues or operating income from operating Energy Assets or providing services for the operation of such Energy Assets or (ii) have Energy Assets that represent the majority of their assets. These companies operate Energy Assets including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining, marketing or generation of natural gas, natural gas liquids, crude oil, refined petroleum products, coal or electricity.

SAI-5

Energy Companies can be broadly divided into five groups:

•	Upstream: Companies engaged in the exploring, developing and producing of natural gas, natural gas liquids, crude oil and coal.

•	Midstream: Companies engaged in the transporting, gathering, processing, storing and delivery of natural gas, natural gas liquids, crude oil and refined products for use by end users.

•	Downstream: Companies engaged in the refining, marketing and distributing of crude oil and refined products to end customers.

•	Power: Companies engaged in the generating, transmission and distribution of electricity.

•	Energy Services: Companies that provide services to the Upstream, Midstream and Downstream sectors of the energy industry.

For the purpose of this joint proxyt statement/prospectus, Other Energy Companies include all of the companies mentioned above except MLPs and Midstream Companies.

Our Portfolio

At any given time, we expect that our portfolio will have some or all of the types of the types of investments described below.

Equity Securities of Publicly Traded Midstream Companies

Equity securities of publicly traded Midstream Companies consist of common equity, preferred equity and other securities convertible into equity securities of such companies. Holders of common stock are typically entitled to one vote per share on all matters to be voted on by stockholders. Holders of preferred equity can be entitled to a wide range of voting and other rights, depending on the structure of each separate security. Securities convertible into equity securities of Midstream Companies generally convert according to set ratios into common stock and are, like preferred equity, entitled to a wide range of voting and other rights. These securities are typically listed and traded on U.S. securities exchanges or over-the-counter. We intend to invest in equity securities of publicly traded Midstream Companies primarily through market transactions as well as primary issuances directly from such companies or other parties in private placements.

Equity Securities of MLPs

The following summarizes in further detail certain features of equity securities of master limited partnerships. Also summarized below are certain features of I-Shares, which represent an ownership interest issued by an affiliated party of a master limited partnership.

Common Units

Common units represent a limited partnership interest in an MLP and may be listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of such master limited partnership. We intend to purchase common units in market transactions as well as directly from the partnership or other large unitholders in private placements. Unlike owners of common stock of a corporation, common unitholders have limited voting rights and, in most instances, have no ability to annually elect directors. MLPs typically distribute all of their distributable cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. In the more typical structure where the MLP has common units and subordinated units, the common units have first priority to receive quarterly cash distributions up to the MQD and have arrearage rights. Further, in the event of liquidation, common units have preference over subordinated units (but not debt or preferred units), to the remaining assets of the MLP. For MLPs that have adopted variable distribution policies, such MLPs typically do not have subordinated units. As a result, the common units of these MLPs are their only class of limited partnership interests.

SAI-6

Subordinated Units

Subordinated units are typically issued by MLPs to their original sponsors, such as their management teams, corporate general partners, entities that sell assets to the master limited partnership, and outside investors such as us. We may purchase subordinated units directly from these parties as well as newly issued subordinated units from the MLP. Subordinated units have similar limited voting rights as common units and are generally not publicly traded. Once the MQD on the common units, including any arrearages, has been paid, subordinated units receive cash distributions up to the MQD. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied.

Subordinated units in which we may invest generally convert to common units at a one-to-one ratio. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors, including MLPs with smaller capitalization or potentially having limited product lines, markets or financial resources, lacking management depth or experience, and being more vulnerable to adverse general market or economic development than larger more established companies.

General Partner Interests

General partner interests of MLPs are typically retained by their respective original sponsors, such as its management teams, corporate partners, entities that sell assets to the MLP, and investors such as us. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the unitholders of such MLP choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Incentive Distribution Rights (“IDRs”)

IDRs are typically issued to the MLP’s general partner at formation and entitle the holder to receive cash distributions after the distributions to common unitholders meet certain prescribed levels. Most MLPs with IDRs entitle holders of such IDRs to receive up to 48% of incremental cash distributions after such MLP has increased its distributions to common unitholders by 50% above its MQD.

I-Shares

We will directly invest in I-Shares or other securities issued by master limited partnership affiliates (“MLP affiliate”). I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of i-units. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP affiliate receives additional i-units in an amount equal to the cash distributions received by the holders of the MLP common units. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates receipt of i-units, rather than cash distributions. I-Shares themselves have limited voting rights which are similar to those applicable to MLP common units.

The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. The two existing I-Shares are traded on the NYSE.

Securities of Private Companies

Our investments in the debt or equity securities of private companies operating Energy Assets will typically be made with the expectation that such assets will be contributed to a newly-formed MLP or sold to or merged with, an existing MLP within approximately one to two years.

SAI-7

Convertible Securities

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Warrants

Warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that we could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the right warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Depository Receipts

We may invest in both sponsored and unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations of non-U.S. securities.

Debt Securities

The debt securities in which we invest provide for fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. Certain debt securities are “perpetual” in that they have no maturity date. Certain debt securities are zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligations or for an initial period after the issuance of the obligation. To the extent that we invest in below investment grade or unrated debt securities (commonly referred to as “junk bonds” or “high yield bonds”), such securities will be rated, at the time of investment, at least B- by Standard & Poor’s or Fitch, B3 by Moody’s, a comparable rating by at least one other rating agency or, if unrated, determined by Kayne Anderson to be of comparable quality. If a security satisfies our minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, we will not be required to dispose of such security.

Because the risk of default is higher for below investment grade and unrated debt securities than for investment grade securities, KAFA’s research and credit analysis is a particularly important part of making investment decisions on securities of this type.

SAI-8

KAFA will attempt to identify those issuers of below investment grade and unrated debt securities whose financial condition KAFA believes is sufficient to meet future obligations or has improved or is expected to improve in the future. KAFA’s analysis focuses on relative values based on such factors as interest coverage, fixed charges coverage, asset coverage, operating history, financial resources, earnings prospects and the experience and managerial strength of the issuer.

Temporary Defensive Position

During periods in which KAFA determines that it is temporarily unable to follow our investment strategy or that it is impractical to do so, we may deviate from our investment strategy and invest all or any portion of our net assets in cash or cash equivalents. KAFA’s determination that it is temporarily unable to follow our investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of our investment strategy is extremely limited or absent. In such a case, our shares may be adversely affected and we may not pursue or achieve our investment objective.

Our Use of Derivatives, Options and Hedging Transactions

Covered Calls

We may write call options with the purpose of generating cash from call premiums, generating realized gains or reducing our ownership of certain securities. We will only write call options on securities that we hold in our portfolio (i.e., covered calls). A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If we write a call option on a security, we have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When we write a call option, an amount equal to the premium received by us will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by us as realized gains from investments on the expiration date. If we repurchase a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether we have realized a gain or loss. We, as the writer of the option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

Interest Rate Swaps

We may utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of our Leverage Instruments. Such interest rate swaps would principally be used to protect us against higher costs on our Leverage Instruments resulting from increases in short-term interest rates. We anticipate that the majority of our interest rate hedges will be interest rate swap contracts with financial institutions.

Use of Arbitrage and Other Derivative-Based Strategies

We may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, we may (i) engage in paired long-short trades to arbitrage pricing disparities in securities held in our portfolio; (ii) purchase call options or put options; (iii) enter into total return swap contracts; or (iv) sell securities short. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same or an affiliated issuer. With a long position, we purchase a stock outright; whereas with a short position, we would sell a security that we do not own and must borrow to meet our settlement obligations. We will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when we replace the borrowed security. See “Risk Factors—Risks Related to Our Investments and Investment Techniques—Short Sales Risk.” A total return swap is a contract between two parties designed to replicate the economics of directly owning a security. We may enter into total return swaps with financial institutions related to equity investments in certain master limited partnerships.

SAI-9

Other Risk Management Strategies

To a lesser extent, we may use various hedging and other risk management strategies to seek to manage market risks. Such hedging strategies would be utilized to seek to protect against possible adverse changes in the market value of securities held in our portfolio, or to otherwise protect the value of our portfolio. We may execute our hedging and risk management strategy by engaging in a variety of transactions, including buying or selling options or futures contracts on indexes. See “Risk Factors — Risks Related to Our Investments and Investment Techniques — Derivatives Risk” in the joint proxy statement/prospectus.

Portfolio Turnover

We anticipate that our annual portfolio turnover rate will range between 20% and 50%, but the rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in KAFA’s execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us.

Additional Risks and Special Considerations Concerning Derivatives

In addition to the risks described above and in our prospectus, the use of derivative instruments involves certain general risks and considerations as described below.

Market Risk

Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose us to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly KAFA’s ability to predict correctly changes in the relationships of such hedge instruments to our portfolio holdings, and there can be no assurance KAFA’s judgment in this respect will be accurate. Consequently, the use of derivatives for hedging purposes might result in a poorer overall performance for us, whether or not adjusted for risk, than if we had not hedged our portfolio holdings.

Credit Risk

Credit risk is the risk that a loss is sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, we will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to us. We will enter into transactions in derivative instruments only with counterparties that KAFA reasonably believes are capable of performing under the contract.

SAI-10

Correlation Risk

Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, our success in using hedging instruments is subject to KAFA’s ability to correctly predict changes in relationships of such hedge instruments to our portfolio holdings, and there can be no assurance that KAFA’s judgment in this respect will be accurate. An imperfect correlation may prevent us from achieving the intended hedge or expose us to a risk of loss.

Liquidity Risk

Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are liquid because the exchange clearinghouse is the counterparty of every contract. Over-the-counter transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. We might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts and/or make margin payments when we take positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If we are unable to close out our positions in such instruments, we might be required to continue to maintain such accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair our ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that we sell a portfolio security at a disadvantageous time. Our ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to us.

Legal Risk

Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

Systemic or “Interconnection” Risk

Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the over-the-counter derivatives market takes place among the over-the-counter dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Legislation and Regulatory Risk

At any time after the date of the joint proxy statement/prospectus and this Statement of Additional Information, legislation may be enacted that could negatively affect our assets or the issuers of such assets. Changing approaches to regulation may have a negative impact on entities in which we invest. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on us or will not impair the ability of the issuers of the assets we hold to achieve their business goals, and hence, for us to achieve our investment objective.

SAI-11

When-Issued and Delayed Delivery Transactions

We may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date we enter into a commitment to purchase securities on a when-issued or delayed delivery basis, we are required under rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for U.S. federal income tax purposes is includable in our taxable income. We may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that we specifically collateralize such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because at the time of delivery the market value may be less than cost.

Repurchase Agreements

As temporary investments, we may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during our holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. We will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of KAFA, present minimal credit risk. Our risk is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold, but we may incur a loss if the value of the collateral declines, and may incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by us may be delayed or limited. KAFA will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, we will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Lending of Portfolio Securities

We may lend our portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by us. We would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. We may pay reasonable fees for services in arranging these loans. We would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. We would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in KAFA’s judgment, a material event requiring a stockholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, we could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while we seek to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

SAI-12

MANAGEMENT

Directors and Officers

Each Fund’s business and affairs are managed under the direction of its Board of Directors, including the duties performed for such Fund under its investment management agreement. The directors set broad policies for each Fund and choose its officers.

In accordance with each Fund’s charter, its Board of Directors is divided into three classes of approximately equal size. Directors serve terms of three years and until their successors are duly elected and qualified.

KMF

Term	Directors
3-year term until 2020	Kevin S. McCarthy

3-year term until 2018	Barry R. Pearl
William L. Thacker

3-year term until 2019	William R. Cordes
Albert L. Richey

Ms. Costin and Mr. Shea are currently directors of KYE, and Mr. Baker is currently President of KYE and KMF, and each has been nominated to the Board of Directors of KMF to serve whether or not the Reorganization is approved. Messrs. Cordes, Pearl and McCarthy are currently directors of KMF and are moving from one Class to another. Mr. Thacker is currently a director of KMF, and his existing term as a KMF director is expiring at the Annual Meeting. Mr. Richey is an existing director of KMF who is not up for election at the Meeting. Following the completion of the Reorganization, the KMF board (as modified) will govern the Combined Fund. Including the directors nominated for election at the Meeting, KMF will have eight directors as follows:

Class	Term*	Directors	Common Stockholders	Preferred Stockholders

I	Until 2020	William R. Cordes Barry R. Pearl	X X	X X

II	Until 2021	Kevin S. McCarthy William H. Shea, Jr. William L. Thacker	X X	X X X

III	Until 2019	Anne K. Costin Albert L. Richey James C. Baker	X X	X X X

*	Each director serves a three-year term until the Annual Meeting of Stockholders for the designated year and until his or her successor has been duly elected and qualified.

KYE

Term	Directors
3-year term until 2019	Anne K. Costin
William H. Shea, Jr.

3-year term until 2020	Vacant

3-year term until 2018	Steven C. Good
Kevin S. McCarthy

The term “Independent Director” is used to refer to a director who is not an “interested person,” as defined in the 1940 Act, of the Fund, of Kayne Anderson or of our underwriters in offerings of our securities from time to time as defined in the 1940 Act. None of the Independent Directors nor any of their immediate family members, has ever been a director, officer or employee of Kayne Anderson or its affiliates. Kevin S. McCarthy and James C. Baker are “interested persons” or “Interested Directors” by virtue of their employment relationship with Kayne Anderson.

SAI-13

The following table includes information regarding KMF’s and KYEs’s directors, director nominees and officers, and their principal occupations and other affiliations during the past five years. The address for all directors is 811 Main Street, 14th Floor, Houston, Texas 77002.

All of KMF’s current directors also serve on the board of directors of Kayne Anderson Energy Development Company (“KED”), and all of KYE’s current directors also serve on the board of directors of Kayne Anderson MLP Investment Company. Mr. Baker also serves on the Board of Directors of KED. Each of KYN, KED, KYE and KMF is a closed-end investment company registered under the 1940 Act that is advised by KAFA.

Independent Directors

Name(1) (Year Born)	Position(s) Held	Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Director	Other Directorships Held by Director During Past Five Years
Anne K. Costin (born 1950)	KMF director nominee; KYE director	3-year term as a KYE director until the 2019 annual meeting of stockholders. Served since inception	Professor at the Amsterdam Institute of Finance from 2007 to 2013. Adjunct Professor in the Finance and Economics Department of Columbia University Graduate School of Business in New York from 2004 through 2007. As of March 1, 2005, Ms. Costin retired after a 28-year career at Citigroup. During the seven years prior to her retirement, Ms. Costin was Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division.	2	Current: • KYN

Steven C. Good (born 1942)	KYE director	3-year term as a KYE director until the 2018 annual meeting of stockholders. Served since inception. Retiring at the Meeting	Independent consultant since February 2010, when he retired from CohnReznick LLP, where he had been an active partner since 1976. CohnReznick LLP offers accounting, tax and business advisory services to middle market private and publicly traded companies, their owners and their management. Founded Block, Good and Gagerman in 1976, which later evolved in stages into CohnReznick LLP.	2

Current:

•  KYN

•  OSI Systems, Inc. (specialized electronic products)

•  Rexford Industrial Realty, Inc. (real estate investment trust)

Prior:

•  California Pizza Kitchen, Inc. (restaurant chain)

•  Arden Realty, Inc. (real estate investment trust)

SAI-14

Name(1) (Year Born)	Position(s) Held	Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Director	Other Directorships Held by Director During Past Five Years
William H. Shea, Jr. (born 1954)	KMF director nominee; KYE director	3-year term as a KYE director until the 2019 annual meeting of stockholders. Served since 2008	Chief Executive Officer of Mainline Energy Partners, LLC since July 2016. Chief Executive Officer and President of Niska Gas Storage Partners LLC from May 2014 to July 2016. Chief Executive Officer of the general partner of PVR Partners, L.P. (PVR) from March 2010 to March 2014. Chief Executive Officer and President of the general partner of Penn Virginia GP Holdings L.P. (PVG), from March 2010 to March 2011. Private investor from June 2007 to March 2010. From September 2000 to June 2007, President, Chief Executive Officer and Director (Chairman from May 2004 to June 2007) of Buckeye Partners, L.P. (BPL). From May 2004 to June 2007, President, Chief Executive Officer and Chairman of Buckeye GP Holdings, L.P. (BGH) and its predecessors.	2

Current:

•  KYN

•  Mainline
Energy
Partners,
LLC
(midstream energy)

•  USA Compression
Partners, LP
(natural gas
compression
MLP)

Prior:

•  BGH (general partner of BPL)

•  BPL (midstream MLP)

•  Gibson Energy ULC (midstream energy)

•  Niska Gas
Storage
Partners
LLC
(natural
gas
storage)

•  PVG (owned general partner of PVR)

•  PVR
(midstream
MLP)

•  Penn Virginia Corporation (oil and gas exploration and production company)

William L. Thacker (born 1945)	KMF director;	3-year term as a director until the annual meeting of stockholders in the year 2018. Served since inception.	Chairman of the Board of Directors of Copano Energy, L.L.C. from 2009 to 2013. Retired from the Board of TEPPCO in May 2002 after serving as Chairman from March 1997 to May 2002; Chief Executive Officer from January 1994 to May 2002; and President, Chief Operating Officer and Director from September 1992 to January 1994.	2

Current:

•  KED

•  QEP Resources, Inc. (oil and gas exploration and production company)

Prior:

•  Copano Energy, L.L.C. (midstream MLP)

•  GenOn Energy, Inc. (electricity generation and sales)

•  Pacific Energy Partners, L.P. (midstream MLP)

•  TEPPCO Partners, L.P. (midstream MLP)

SAI-15

Name(1) (Year Born)	Position(s) Held	Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Director	Other Directorships Held by Director During Past Five Years
Albert L. Richey (born 1949)	KMF director	3-year term as a director until the annual meeting of stockholders in the year 2019. Served since inception.	Retired from Anadarko Petroleum Corporation in August 2016 after serving as Senior Vice President Finance and Treasurer from January 2013 to August 2016; Vice President, Special Projects from January 2009 to December 2012; Vice President of Corporate Development from 2006 to December 2008; Vice President and Treasurer from 1995 to 2005; and Treasurer from 1987 to 1995.	2	Current: • KED Prior: • Boys & Girls Clubs of Houston • Boy Scouts of America
William R. Cordes (born 1948)	KMF director	3-year term as a director until the annual meeting of stockholders in the year 2019. Served since inception.	Retired from Northern Border Pipeline Company in March 2007 after serving as President from October 2000 to March 2007. Chief Executive Officer of Northern Border Partners, L.P. from October 2000 to April 2006. President of Northern Natural Gas Company from 1993 to 2000. President of Transwestern Pipeline Company from 1996 to 2000.	2	Current: • KED • Boardwalk Pipeline Partners, LP (midstream MLP) Prior: • Northern Border Partners, L.P. (midstream MLP)
Barry R. Pearl (born 1949)	KMF director	3-year term as a director until the annual meeting of stockholders in the year 2018. Served since inception.

Management consultant to Northstar Midstream, a private developer and operator of petroleum infrastructure assets since March 2016. Executive Vice President of Kealine, LLC, (and its affiliate WesPac Midstream LLC, an energy infrastructure developer), from February 2007 to March 2016.

Provided management consulting services from January 2006 to February 2007. President of Texas Eastern Products Pipeline Company, LLC (“TEPPCO”), (the general partner of TEPPCO Partners, L.P.) from February 2001 to December 2005. Chief Executive Officer and director of TEPPCO from May 2002 to December 2005; and Chief Operating Officer from February 2001 to May 2002.

				2

Current:

•  KED

•  Magellan Midstream Partners, L.P. (midstream MLP)

Prior:

•  Peregrine Midstream Partners LLC (natural gas storage)

•  Seaspan Corporation (containership chartering)

•  Targa Resources Partners LP (midstream MLP)

•  TEPPCO Partners, L.P. (midstream MLP)

SAI-16

Interested Directors

Name(1) (Year Born)	Position(s) Held	Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Director	Other Directorships Held by Director
Kevin S. McCarthy(3) (born 1959)	Chairman of the Board of Directors (KMF and KYE) and Chief Executive Officer	3-year term as a KMF and KYE director (until the 2020 and 2018 annual meeting of stockholders, respectively. Elected annually as an officer. Served since inception	Managing Partner of KACALP since June 2004 and Co-Managing Partner of KAFA since 2006. Chief Executive Officer of KYE, KED and KMF since inception (KYE inception in 2005; KED inception in 2006; and KMF inception in 2010).	4	Current: • KYN • KED • Kayne Anderson Acquisition Corp. (special purpose acquisition company) • Range Resources Corporation (oil and gas exploration and production company)
					Prior: • Clearwater Natural Resources, L.P. (coal mining) • Direct Fuels Partners, L.P. (transmix refining and fuels distribution) • Emerge Energy Services LP (frac sand MLP)
					• International Resource Partners LP (coal mining) • K-Sea Transportation Partners LP (shipping MLP) • ONEOK, Inc. (midstream company) • ProPetro Services, Inc. (oilfield services)

James C. Baker(3) (born 1972)	KMF director nominee and President.	Served as President since June 2016 and as Executive Vice President from June 2008 to June 2016.	Senior Managing Director of KACALP and KAFA since February 2008. President of KYN, KYE, KMF and KED since June 2016. Executive Vice President of KYN, KYE and KED from June 2008 to June 2016, and of KMF from August 2010 to June 2016.	1	Current: • KED Prior: • K-Sea Transportation Partners LP (shipping MLP) • Petris Technology, Inc. (data management for energy companies) • ProPetro Services, Inc. (oilfield services)

(1)	The address of each director and corporate officer is c/o KA Fund Advisors, LLC, 811 Main Street, 14th Floor, Houston, Texas, 77002.
(2)	The 1940 Act requires the term “Fund Complex” to be defined to include closed-end funds advised by the Fund’s investment advisor, KAFA, and includes KYN, KYE, KMF and KED.
(3)	Kevin S. McCarthy and James C. Baker are “interested persons” or “Interested Directors” by virtue of their employment relationship with Kayne Anderson.

SAI-17

Officers

Name(1) (Year Born)	Position(s) Held with Registrant(2)	Term of Office/ Time of Service	Principal Occupations During Past Five Years	Other Directorships Held by Officer

Kevin S. McCarthy (born 1959)			See information on page SAI-17.

James C. Baker (born 1972)			See information on page SAI-17.

J.C. Frey (born 1968)	Executive Vice President, Assistant Treasurer and Assistant Secretary	Elected annually/served as Assistant Treasurer and Assistant Secretary since inception; served as Executive Vice President since June 2008	Managing Partner of KACALP since 2004 and Co-Managing Partner of KAFA since 2006. Assistant Secretary and Assistant Treasurer of KYE since 2005, KED since 2006 and of KMF since August 2010. Executive Vice President of KYE and KED since June 2008 and of KMF since August 2010.	None

Terry A. Hart (born 1969)	Chief Financial Officer and Treasurer	Elected annually/served since 2005	Managing Director of KACALP since December 2005 and Chief Financial Officer of KAFA since 2006. Chief Financial Officer and Treasurer of KYE since December 2005, of KED since September 2006 and of KMF since August 2010.	Current: • KED • The Source for Women (not-for-profit organization)

Ron M. Logan, Jr. (born 1960)	Senior Vice President	Elected annually/served since September 2012	Senior Managing Director of KACALP and KAFA since February 2014. Managing Director of KACALP and KAFA from September 2006 to February 2014. Senior Vice President of KED since September 2006, of KMF since June 2012 and of KYE since September 2012.	Prior: • VantaCore Partners LP (aggregates MLP)

Jody Meraz (born 1978)	Vice President	Elected annually/served since 2011	Managing Director of KACALP and KAFA since February 2014. Senior Vice President of KACALP and KAFA from 2011 to February 2014. Vice President of KYE, KED and KMF since 2011.	None

Michael O’Neil (born 1983)	Chief Compliance Officer	Elected annually/served since 2013	Chief Compliance Officer of KACALP and KAFA since March 2012 and of KYE, KED, KMF since December 2013 and of KA Associates, Inc. (broker-dealer) since January 2013. A compliance officer at Black Rock Inc. from January 2008 to February 2012.	None

David J. Shladovsky (born 1960)	Secretary	Elected annually/served since inception	General Counsel of KACALP since 1997 and of KAFA since 2006. Secretary and Chief Compliance Officer (through December 2013) of KYE since 2005, of KED since 2006 and of KMF since August 2010.	Exceptional Minds (not-for-profit organization)

Alan R. Boswell (born 1978)	Vice President	Elected annually/served since September 2017	Managing Director of KACALP and KAFA since January 2018. Senior Vice President of KACALP and KAFA from February 2014 to January 2018. Vice President of KACALP and KAFA from August 2012 to February 2014. Vice President of KYN, KYE, KMF and KED since September 2017.	None

(1)	The address of each director and corporate officer is c/o KA Fund Advisors, LLC, 811 Main Street, 14th Floor, Houston, Texas, 77002.
(2)	Each officer holds the same position with each of KYN, KED, KMF and KYE.

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Committees of the Board of Directors

Each Board of Directors has three standing committees: the Nominating, Corporate Governance and Compensation Committee (the “Nominating Committee”), the Valuation Committee and the Audit Committee.

The tables below shows the directors serving on the committees for KMF and KYE.

KMF

	Audit	Valuation	Nominating
Independent Directors
William R. Cordes(1)	X	—	X
Barry R. Pearl	X	X	X
Albert L. Richey	X	X	X
William L. Thacker	X	X	X
Interested Directors
Kevin S. McCarthy	—	X	—

(1)	Chairman of the Audit Committee and Audit Committee financial expert

KYE

	Audit	Valuation	Nominating
Independent Directors
Anne K. Costin	X	X	X
Steven C. Good(1)(2)	X	X	X
William H. Shea, Jr.	X	X	X
Interested Directors
Kevin S. McCarthy	—	X	—

(1)	Chairman of the Audit Committee and Audit Committee financial expert.
(2)	Retiring at the Meeting.

Combined Fund

Following the Meeting (assuming all nominees are elected), the committee composition of the Board is expected to be as follows:

	Audit	Valuation	Nominating
Independent Directors
William R. Cordes(1)	X	—	—
Anne K. Costin	X	X	—
Barry R. Pearl	X	—	X
Albert L. Richey	X	X	—
William H. Shea, Jr.	—	—	X
William L. Thacker	—	X	X
Interested Directors
Kevin S. McCarthy	—	X	—
James C. Baker	—	X	—

(1)	Chairman of the Audit Committee and Audit Committee financial expert.

Each Nominating Committee is responsible for appointing and nominating independent persons to the respective Board of Directors. KMF’s and KYE’s Nominating Committee each met 2 times, respectively during the fiscal year ended November 30, 2017. If there is no vacancy on the Board, the Board of Directors will not actively seek recommendations from other parties, including stockholders. When a vacancy on the Board of Directors occurs and nominations are sought to fill such vacancy, the Nominating Committee may seek nominations from those sources it deems appropriate in its discretion, including our stockholders. To submit a recommendation for nomination as a

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candidate for a position on the Board, stockholders shall mail such recommendation to David Shladovsky, Secretary, at our address: 811 Main Street, 14th Floor, Houston, TX 77002. Such recommendation shall include the following information: (a) evidence of stock ownership of the person or entity recommending the candidate (if submitted by one of our stockholders), (b) a full description of the proposed candidate’s background, including their education, experience, current employment, and date of birth, (c) names and addresses of at least three professional references for the candidate, (d) information as to whether the candidate is an “interested person” in relation to us, as such term is defined in the 1940 Act and such other information that may be considered to impair the candidate’s independence and (e) any other information that may be helpful to the Nominating Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board of Directors or during such other time as the Nominating Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating Committee and counsel to the Independent Directors. Recommendations received at any other time will be kept on file until such time as the Nominating Committee is accepting recommendations, at which point they may be considered for nomination.

Each Valuation Committee is responsible for the oversight of our pricing procedures and the valuation of the respective Fund’s securities in accordance with such procedures. KMF’s and KYE’s Valuation Committee each met 5 times during the fiscal year ended November 30, 2017.

Each Audit Committee is responsible for overseeing the respective Fund’s accounting and financial reporting process, our system of internal controls, audit process and evaluating and appointing our independent auditors (subject also to Board of Director approval). KMF’s and KYE’s Audit Committee each met 3 times during the fiscal year ended November 30, 2017.

Director Compensation

Directors and officers who are “interested persons” by virtue of their employment by Kayne Anderson, including all executive officers, serve without any compensation from KMF or KYE.

KMF

Directors and officers who are “interested persons” by virtue of their employment by Kayne Anderson, including all executive officers, serve without any compensation from KMF. For the fiscal year ended November 30, 2017, directors were compensated as follows:

Each Independent Director who serves on the Board of Directors of both KMF and KED received an annual retainer of $105,000 for his or her service on both boards. KMF and KED each paid a pro rata portion of this retainer quarterly based on their total assets for the quarter. As of November 30, 2017, 60% and 40% of the quarterly retainer was allocated to KMF and KED, respectively.

For each of KMF and KED, the chairperson of the Audit Committee received additional compensation of $7,500 annually.

In addition, for each of KMF and KED, each Independent Director received fees for attending meetings of the Board and its Committees on which such Independent Directors served, as follows:

•	$2,500 per Board meeting in person or $2,000 per Board meeting via telephone;

•	$1,500 for each special Board meeting attended via telephone;

•	$1,500 per Audit Committee meeting (in person or via telephone) that is more than fifteen minutes in length; and

•	$500 per other committee meeting (in person or via telephone) that is more than fifteen minutes in length.

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The Independent Directors were reimbursed for expenses incurred as a result of attendance at meetings of the Board of Directors and its committees.

Following completion of the Reorganization and the KYN Reorganization, we expect that the annual retainer, the Audit Committee chairperson fee and meeting fees will be the same as those described above. As of February 28, 2018, the retainer would have been allocated 71% to KYN and 29% to KMF if the Reorganization and the KYN Reorganization had been completed.

The following table sets forth the compensation paid by KMF during the fiscal year ended November 30, 2017 to the Independent Directors. Neither KMF nor KED has a retirement or pension plan or any compensation plan under which KMF’s equity securities were authorized for issuance.

Director Compensation Table

Name	KMF	Total Compensation from the Fund Complex
Independent Directors
William R. Cordes	$84,740	$149,000
Barry R. Pearl	79,740	139,000
Albert L. Richey	79,740	139,184
William L. Thacker	79,740	139,000

KYE

For the fiscal year ended November 30, 2017, KYE directors were compensated as follows:

Each Independent Director who serves on the Board of Directors of both KYN and KYE received an annual retainer of $125,000 for his or her service on both boards. KYN and KYE each paid a pro rata portion of this retainer quarterly based on their total assets for the quarter. As of November 30, 2017, 86% and 14% of the quarterly retainer was allocated to KYN and KYE, respectively.

For each of KYN and KYE, the chairperson of the Audit Committee received additional compensation of $7,500 annually.

In addition, for each of KYN and KYE, each Independent Director received fees for attending meetings of the Board and its Committees on which such Independent Directors served, as follows:

•	$2,500 per Board meeting in person or $2,000 per Board meeting via telephone;

•	$1,500 for each special Board meeting attended via telephone;

•	$1,500 per Audit Committee meeting (in person or via telephone) that is more than fifteen minutes in length; and

•	$500 per other committee meeting (in person or via telephone) that is more than fifteen minutes in length.

The Independent Directors were reimbursed for expenses incurred as a result of attendance at meetings of the Board of Directors and its committees.

The following table sets forth the compensation paid by KYE during the fiscal year ended November 30, 2017 to the Independent Directors. Neither KYE nor KYN has a retirement or pension plan or any compensation plan under which KYE’s equity securities were authorized for issuance.

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KYE Director Compensation Table

Name	KYE	Total Compensation from the Fund Complex
Independent Directors
Anne K.Costin	$33,612	$158,000
Steven C. Good(1)	41,112	173,500
William H. Shea, Jr.	34,612	160,000

(1)	Retiring at the Meeting.

Security Ownership of Management

KMF

The following table sets forth the dollar range of KMF’s equity securities and the aggregate dollar range of equity securities in all of the closed-end funds overseen by each director in the same Fund Complex beneficially owned by the directors and director nominees of KMF as of December 31, 2017 (beneficial ownership being determined in accordance with Rule 16a-1(a)(2) of the Exchange Act):

KMF Common Stock Ownership

Director	Dollar Range(1) of Equity Securities	Aggregate Dollar Range(1) of Equity Securities in All Closed-End Funds Overseen by Director in Fund Complex(2)
Independent Directors (and Nominees)
William R. Cordes	$10,001 - $50,000	$50,001 - $100,000
Anne K. Costin	None	$50,001 - $100,000
Barry R. Pearl	$50,001 - $100,000	Over $100,000
Albert L. Richey	$50,001 - $100,000	Over $100,000
William H. Shea, Jr.	None	Over $100,000
William L. Thacker	$10,001 - $50,000	Over $100,000
Interested Directors (and Nominees)
Kevin S. McCarthy	Over $100,000	Over $100,000
James C. Baker	Over $100,000	Over $100,000

(1)	Dollar ranges are as follows: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; over $100,000.
(2)	Includes companies in the Fund Complex (consisting of KYN, KYE, KMF and KED) for which the individual serves as a director or has been nominated to serve as a director.

As of December 31, 2017, the KMF Independent Directors (other than Ms. Costin and Mr. Pearl as noted in the table below) and their respective immediate family members did not own beneficially or of record any class of securities of Kayne Anderson or any person directly or indirectly controlling, controlled by, or under common control with Kayne Anderson. As of December 31, 2017, the KMF Independent Directors did not own beneficially or of record any class of securities of the underwriters of the offerings of KMF’s common stock or preferred stock or any class of securities of any person directly or indirectly controlling, controlled by, or under common control with such underwriters.

The table below sets forth information about securities owned by the directors and their respective immediate family members, as of December 31, 2017, in entities directly or indirectly controlling, controlled by, or under common control with, the Funds’ investment adviser or underwriters.

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Director	Name of Owners and Relationships to Director	Company	Title of Class	Value of Securities	Percent of Class
Anne K. Costin	Self	Kayne Anderson Real Estate Partners II LP(1)	Partnership Units	$2,580	*
		Kayne Partners Fund III (QP), L.P.(1)	Partnership Units	$57,090	*
		Kayne Anderson Capital Income Partners (QP), L.P.(1)	Partnership Units	$80,715	*
		Kayne Anderson Non-Traditional Investments, L.P.(1)	Partnership Units	$85,450	*
Barry R. Pearl	Self	Kayne Anderson Real Estate Partners V, L.P.(1)	Partnership Units	$89,663	*

*	Less than 1% of class.
(1)	KACALP may be deemed to “control” this fund by virtue of its role as the fund’s general partner.

As of December 31, 2017, certain officers and certain employees of Kayne Anderson, including all the executive officers, own, in the aggregate, approximately $4.8 million of KMF’s common stock.

KYE

The following table sets forth the dollar range of KYE’s equity securities and the aggregate dollar range of equity securities in all of the closed-end funds overseen by each director in the same Fund Complex beneficially owned by the directors of KYE as of December 31, 2017 (beneficial ownership being determined in accordance with Rule 16a-1(a)(2) of the Exchange Act):

KYE Common Stock Ownership

Director	Dollar Range(1) of Equity Securities	Aggregate Dollar Range(1) of Equity Securities in All Closed-End Funds Overseen by Director in Fund Complex(2)
Independent Directors
Anne K. Costin	$10,001 - $50,000	$50,001 - $100,000
Steven C. Good(3)	$10,001 - $50,000	$50,001 - $100,000
William H. Shea, Jr.	$50,001 - $100,000	Over $100,000
Interested Directors
Kevin S. McCarthy	Over $100,000	Over $100,000

(1)	Dollar ranges are as follows: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; over $100,000.
(2)	Includes companies in the Fund Complex (consisting of KYN, KYE, KMF and KED) for which the individual serves as a director or has been nominated to serve as a director.
(3)	Retiring at the Meeting.

As of December 31, 2017, the KYE Independent Directors (other than Ms. Costin and Mr. Pearl as noted in the table above) and their respective immediate family members did not own beneficially or of record any class of securities of Kayne Anderson or any person directly or indirectly controlling, controlled by, or under common control with Kayne Anderson. As of December 31, 2017, the KYE Independent Directors did not own beneficially or of record any class of securities of the underwriters of the offerings of common stock or preferred stock or any class of securities of any person directly or indirectly controlling, controlled by, or under common control with such underwriters.

As of December 31, 2017, certain officers and certain employees of Kayne Anderson, including all the executive officers of KYE, own, in the aggregate, approximately $5.5 million of KYE’s common stock.

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Information about Each Director’s Qualifications, Experience, Attributes or Skills

Each Board of Directors believes that each director has the qualifications, experience, attributes and skills (“Director Attributes”) appropriate to their continued service as our directors in light of our business and structure. Each of the directors has a demonstrated record of business and/or professional accomplishment that indicates that they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the charts above. In addition, all of our directors have served as a member of the board of one other fund in our Fund Complex, public companies, or non-profit entities or other organizations other than us, and each of the directors has served on our Board for a number of years. They therefore have substantial boardroom experience and, in their service to us, have gained substantial insight as to our operations and have demonstrated a commitment to discharging oversight duties as directors in the interests of stockholders.

In addition to the information provided in the charts above, certain additional information regarding the directors and their Director Attributes is provided below. The information provided below, and in the charts above, is not all-inclusive. Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work together, to communicate effectively, to exercise judgment and ask incisive questions, and commitment to stockholder interests. The Board annually conducts a self-assessment wherein the effectiveness of the Board and individual directors is reviewed. In conducting its annual self-assessment, the Board has determined that the directors have the appropriate attributes and experience to continue to serve effectively as our directors.

Kevin S. McCarthy. Mr. McCarthy is our Chairman and Chief Executive Officer. In this position, Mr. McCarthy has extensive knowledge of us, our operations, personnel and financial resources. Prior to joining Kayne Anderson in 2004, Mr. McCarthy was most recently global head of energy at UBS Securities LLC. In this role, he had senior responsibility for all of UBS’ energy investment banking activities, including direct responsibilities for securities underwriting and mergers and acquisitions in the MLP industry. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. He began his investment banking career in 1984. In addition to his directorships at KYE, KED and KMF, he is also on the board of directors of Kayne Anderson Acquisition Corp. and Range Resources Corporation. Mr. McCarthy earned a B.A. in Economics and Geology from Amherst College in 1981 and an M.B.A. in Finance from the Wharton School at the University of Pennsylvania in 1984. Mr. McCarthy’s position of influence and responsibility at the Fund and KAFA, combined with his experience advising energy companies as an investment banker, make him a valued member of the Board.

Anne K. Costin. Ms. Costin has been a professor at the Amsterdam Institute of Finance from 2007 to 2013. She served as an adjunct professor in the finance and economics department of Columbia University Graduate School of Business from 2004 to 2007. As of March 1, 2005, Ms. Costin retired after a 28-year career at Citigroup, and during the last seven years of her banking career she held the position of Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division. Ms. Costin’s product group provided integrated advice and non-recourse capital raising in both the bond and bank markets to top tier Citigroup corporate clients in both the developed and emerging markets. Her product group was the acknowledged market leader globally in all relevant league tables. Ms. Costin received a Director’s Certificate from the Director’s Institute at UCLA Anderson School of Management, a PMD degree from Harvard Business School, and a B.A. from the University of North Carolina at Chapel Hill. Ms. Costin serves as a director of KYN and KYE. In addition to her managerial and banking experience, Ms. Costin’s academic professional experience related to financial matters equip her to offer further insights to the Board.

William H. Shea, Jr. Mr. Shea has served as the Chief Executive Officer of Mainline Energy Partners, LLC since July 2016. He previously served as the Chief Executive Officer and President of Niska Gas Storage Partners LLC from May 2014 to July 2016 and as the Chief Executive Officer of the general partner of PVR Partners, L.P. (PVR), a midstream MLP from March 2010 to March 2014. From March 2010 to March 2011, Mr. Shea also served as the President and Chief Executive Officer of Penn Virginia GP Holdings L.P. (PVG), which then owned the general partner of PVR. Mr. Shea was previously with the general partner of Buckeye Partners, L.P. (BPL), a petroleum products MLP, serving as Chairman from May 2004 to July 2007, Chief Executive Officer and President from September 2000 to July 2007 and President and Chief Operating Officer from July 1998 to September 2000. He was also Chairman of the general partner of Buckeye GP Holdings, L.P. (BGH), the owner of the general partner of

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BPL, from August 2006 to July 2007 and Chief Executive Officer and President from May 2004 to July 2007. Mr. Shea held various managerial and executive positions during his tenure with Buckeye, which he joined in 1996. Prior to Buckeye, Mr. Shea worked for Union Pacific Corporation, UGI Development Company and Laidlaw Environmental Services. In addition to his KYN and KYE directorships, Mr. Shea also serves as director for Mainline Energy Partners, LLC and as director for USA Compression Partners, LP, a natural gas compression MLP. Mr. Shea formerly served as a director of PVG, PVR, Penn Virginia Corporation, BPL, BGH, Gibson Energy ULC, and Niska Gas Storage Partners LLC. Mr. Shea holds a B.A. from Boston College and an M.B.A. from the University of Virginia. Mr. Shea’s extensive executive experience in the MLP sector and the energy industry, as well as his board experience as a director of several energy-related companies allows him to provide the Board with insight into the specific industries in which we invest.

William R. Cordes. Mr. Cordes has worked in the natural gas industry for more than 35 years, including positions as Chief Executive Officer of Northern Border Partners, L.P. (now ONEOK Partners, L.P.) and President of Northern Natural Gas Company and Transwestern Pipeline Company. Mr. Cordes began his career with Northern Natural Gas Company in 1970, and held a number of accounting, regulatory affairs and executive positions in the natural gas retail and interstate pipeline divisions of the company. In addition to his KMF and KED directorships, Mr. Cordes currently serves on the Board of Directors of Boardwalk Pipeline Partners, LP, where he serves as a member of the Audit and Conflicts Committee. He has served on the board of Northern Border Partners, L.P., the Interstate Natural Gas Association of America and as past Chairman of the Midwest Energy Association. Mr. Cordes graduated from the University of Nebraska with a degree in Business Administration. Mr. Cordes’ extensive executive experience in the MLP sector and the energy industry, as well as his board experience as a director of several energy-related companies, allows him to provide the Board with insight into the energy industry in general and natural gas pipelines in particular.

Barry R. Pearl. Mr. Pearl is a management consultant to Northstar Midstream, a private developer and operator of petroleum infrastructure assets, since March 2016. In addition to his KMF and KED directorships, Mr. Pearl is also a member of the Board of Directors of Magellan Midstream Partners, L.P., where he serves as Presiding Director and a member of the Audit Committee. Prior directorships included Targa Resources Partners LP (midstream MLP), Peregrine Midstream Partners LLC (natural gas storage) and Seaspan Corporation (containership chartering). Mr. Pearl was Executive Vice President of Kealine, LLC (and its affiliate WesPac Midstream LLC, an energy infrastructure developer) from February 2007 to March 2016. Mr. Pearl was elected President of Texas Eastern Products Pipeline Company, LLC in February 2001 and Chief Executive Officer and director of TEPPCO in May 2002, where he served until December 31, 2005. Mr. Pearl was previously Chief Operating Officer of TEPPCO from February 2001 until May 2002. Prior to joining TEPPCO, Mr. Pearl was Vice President — Finance and Administration, Treasurer, Secretary and Chief Financial Officer of Maverick Tube Corporation from June 1998. Mr. Pearl was Senior Vice President and Chief Financial Officer of Santa Fe Pacific Pipeline Partners, L.P. from 1995 until 1998, and Senior Vice President, Business Development from 1992 to 1995. Mr. Pearl is past Chairman of the Executive Committee of the Association of Oil Pipelines. Mr. Pearl graduated from Indiana University in 1970 with a Bachelor of Arts degree in Mathematics. He received a Master of Arts degree in Operations Research from Yale University in 1972 and a Master in Business Administration degree from Denver University in 1975. In addition to his extensive executive experience in the MLP sector and the energy industry, as well as his board experience as a director of several energy-related companies, Mr. Pearl brings to the Board many years of experience as the chairman of the audit committees of several public companies.

Albert L. Richey. Mr. Richey retired from Anadarko Petroleum Corporation in August 2016 after serving as Senior Vice President Finance and Treasurer from January 2013 to August 2016. From January 2009 to December 2012, he served as Vice President, Special Projects. From December 2005 through December 2008 he served as Vice President, Corporate Development. Mr. Richey joined Anadarko in 1987 as Manager of Treasury Operations. He was named Treasurer later that year and was named Vice President in 1995. Mr. Richey’s background in the oil and gas industry includes The Offshore Company (a predecessor company to Transocean Ltd.), United Energy Resources and Sandefer Oil & Gas. Mr. Richey received a Bachelor of Science degree in Commerce in 1971 from the University of Virginia. In 1974, he earned a Master of Business Administration degree from the Darden Graduate School of Business at the University of Virginia. In addition to his KMF and KED directorships, he previously served as a member of the Board of Directors the Boys & Girls Clubs of Houston and Boy Scouts of America. In addition to his background in the energy industry, Mr. Richey’s professional experience related to financial matters and his role as an executive in one of the largest independent domestic exploration and production companies equip him to offer further insights to the Board.

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William L. Thacker. In addition to his KMF and KED directorships, Mr. Thacker is on the board of QEP Resources, Inc., an oil and gas exploration and production company. Prior directorships included GenOn Energy, Inc. (electricity generation and sales) and Chairman of the Board of Directors of Copano Energy, L.L.C. (midstream MLP). From April 2004 until November 2006, he was also a member of the Board of Directors of Pacific Energy Management, LLC, the general partner of Pacific Energy GP, LP, which was in turn the general partner of Pacific Energy Partners, L.P. He served as Chairman of the Nominating and Governance Committee of Pacific Energy Management, LLC. Mr. Thacker joined Texas Eastern Products Pipeline Company, LLC (the general partner of TEPPCO) in September 1992 as President, Chief Operating Officer and Director. He was elected Chief Executive Officer in January 1994. In March 1997, he was named to the additional position of Chairman of the Board, which he held until his retirement in May 2002. Prior to joining Texas Eastern Products Pipeline Company, LLC, Mr. Thacker was President of Unocal Pipeline Company from 1986 until 1992. Mr. Thacker is past Chairman of the Executive Committee of the Association of Oil Pipelines and has served as a member of the Board of Directors of the American Petroleum Institute. Mr. Thacker holds a Bachelor of Mechanical Engineering degree from the Georgia Institute of Technology and a Master of Business Administration degree from Lamar University. Mr. Thacker has extensive experience in the MLP sector and the energy industry. In addition, Mr. Thacker brings to the Board many years of experience as a board member of several publicly traded energy companies.

James C. Baker. Mr. Baker has served as President of KYN, KYE, KMF and KED since June 2016. He has been a Senior Managing Director of KACALP and KAFA since February 2008. He was Executive Vice President of KYN, KYE and KED from June 2008 to June 2016 and of KMF from August 2010 to June 2016. Prior to joining Kayne Anderson in 2004, Mr. Baker was a director in the energy investment banking group at UBS Securities LLC. At UBS, he focused on securities underwriting and mergers and acquisitions in the MLP industry. Mr. Baker previously served on the boards of K-Sea Transportation Partners LP (shipping MLP), Petris Technology, Inc. (data management for energy companies), and ProPetro Services, Inc. (oilfield services company). Mr. Baker holds a Bachelor of Business Administration in Finance from the University of Texas and a Master of Business Administration from Southern Methodist University. Mr. Baker’s position of responsibility at each Fund and at Kayne Anderson make him a valued member of the KED Board and should do the same for the KMF Board.

Board Leadership Structure

Each Fund’s business and affairs are managed under the direction of its Board of Directors, including the duties performed for us pursuant to our investment management agreement. Among other things, the directors set broad policies for the Fund, approve the appointment of the Fund’s investment adviser, administrator and officers, and approves the engagement, and reviews the performance of, the Fund’s independent registered accounting firm. The role of the Board and of any individual director is one of oversight and not of management of the day-to-day affairs of the Fund.

As part of each regular Board meeting, the Independent Directors meet separately from KAFA and, as part of at least one Board meeting each year, with the Fund’s Chief Compliance Officer. The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Fund.

Under the Fund’s Bylaws, the Board of Directors may designate a Chairman to preside over meetings of the Board of Directors and meetings of stockholders, and to perform such other duties as may be assigned to him or her by the Board. The Fund does not have an established policy as to whether the Chairman of the Board shall be an Independent Director and believes that its flexibility to determine its Chairman and reorganize its leadership structure from time to time is in the best interests of the Fund and its stockholders.

Presently, Mr. McCarthy serves as Chairman of the Board of Directors of each Fund. Mr. McCarthy is an “interested person” of each Fund, as defined in the 1940 Act, by virtue of his employment relationship with KAFA. Each Fund believes that Mr. McCarthy’s history with the Fund, familiarity with the Kayne Anderson investment platform and extensive experience in the field of energy-related investments qualifies him to serve as the Chairman of the Board. The Board has determined that the composition of the Audit and Nominating Committees are appropriate means to address any potential conflicts of interest that may arise from the Chairman’s status as an interested person of the Fund. The Board of Directors believes that this Board leadership structure-a combined Chairman of the Board and Chief Executive Officer and committees led by Independent Directors-is the optimal structure for the Fund at this time. Since the Chief Executive Officer has the most extensive knowledge of the

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various aspects of the Fund’s business and is directly involved in managing both the day-to-day operations and long-term strategy of the Fund, the Board has determined that Mr. McCarthy is the most qualified individual to lead the Board and serve in the key position as Chairman. The Board has also concluded that this structure allows for efficient and effective communication with the Board.

The Fund’s Board of Directors does not currently have a designated lead independent director. Instead, all of the Independent Directors play an active role on the Board of Directors. The Independent Directors compose a majority of the Fund’s Board of Directors, and are closely involved in all material deliberations related to the Fund. The Board of Directors believes that, with these practices, each Independent Director has an equal stake in the Board’s actions and oversight role and equal accountability to the Fund and its stockholders.

Board Role in Risk Oversight

The Board oversees the services provided by KAFA, including certain risk management functions. Risk management is a broad concept comprised of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk and business continuity risk). Consequently, Board oversight of different types of risks is handled in different ways, and the Board implements its risk oversight function both as a whole and through Board committees. In the course of providing oversight, the Board and its committees receive reports on the Fund’s activities, including regarding the Fund’s investment portfolio and its financial accounting and reporting. The Board also meets at least quarterly with the Fund’s Chief Compliance Officer, who reports on the compliance of the Fund with the federal securities laws and the Fund’s internal compliance policies and procedures. The Audit Committee’s meetings with the Fund’s independent public accounting firm also contribute to its oversight of certain internal control risks. In addition, the Board meets periodically with representatives of the Fund and KAFA to receive reports regarding the management of the Fund, including certain investment and operational risks, and the Independent Directors are encouraged to communicate directly with senior management.

The Fund believes that Board roles in risk oversight must be evaluated on a case-by-case basis and that its existing role in risk oversight is appropriate. Management believes that the Fund has robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond any control of the Fund or Kayne Anderson, its affiliates or other service providers.

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INDEMNIFICATION OF DIRECTORS AND OFFICERS

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates our directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our Charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate us to indemnify any present or former director or officer or any individual who, while serving as our director or officer and, at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.

Our Bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and, at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our Charter and Bylaws also permit us to indemnify and advance expenses to any individual who served any predecessor of us in any of the capacities described above and any employee or agent of ours or our predecessor, if any.

Maryland law requires a corporation (unless its charter provide otherwise, which is not the case for our Charter) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to pay or reimburse reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

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CONTROL PERSONS

KMF

As of April 30, 2018, there were no persons who owned more than 25% of KMF’s outstanding voting securities, and we believe no person should be deemed to control KMF, as such term is defined in the 1940 Act.

Based on statements publicly filed with the SEC, as of April 30, 2018, KMF was not aware of any persons who owned of record or beneficially 5% or more of KMF’s outstanding common stock.

As of April 30, 2018, the following persons owned of record or beneficially 5% or more of KMF’s Series C MRP Shares:

Name and Address	Shares Held	Percentage of Outstanding Shares(1)
AIG Asset Management 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155	1,050,000	75%

Voya Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347	350,000	25%

(1)	Based on 1,400,000 shares outstanding as of April 30, 2018.

KYE

As of April 30, 2018, there were no persons who owned more than 25% of KYE outstanding voting securities, and we believe no person should be deemed to control KYE, as such term is defined in the 1940 Act.

Based on statements publicly filed with the SEC, as of April 30, 2018, KYE was not aware of any persons who owned of record or beneficially 5% or more of KYE’s outstanding common stock.

As of April 30, 2018, the following persons owned of record or beneficially 5% or more of KYE’s Series C MRP Shares:

Name and Address	Shares Held	Percentage of Outstanding Shares(1)
Voya Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347	800,000	100%

(1)	Based on 800,000 shares outstanding as of April 30, 2018.

As of April 30, 2018, the following persons owned of record or beneficially 5% or more of KYE’s Series D MRP Shares:

Name and Address	Shares Held	Percentage of Outstanding Shares(1)
Mutual of Omaha Insurance Company Mutual of Omaha Plaza Omaha, NE 68175-1011	800,000	100%

(1)	Based on 800,000 shares outstanding as of April 30, 2018.

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INVESTMENT ADVISER

KAFA is registered with the SEC under the Investment Advisers Act of 1940, as amended. KAFA provides us with professional investment supervision and management and permits any of its officers or employees to serve without compensation as our directors or officers if elected to such positions. KAFA is located at 811 Main Street, 14th Floor, Houston, Texas 77002.

KMF

Pursuant to an investment management agreement between KMF and KAFA (the “KMF Investment Management Agreement”), KMF pays a management fee, computed and paid monthly at an annual rate of 1.25% of its average monthly total assets.

For the fiscal year ended November 30, 2017, KMF paid management fees at an annual rate of 1.25% of average monthly total assets.

For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last day of the month with the total assets at the last day of the prior month. KMF’s total assets shall be equal to its average monthly gross asset value (which includes assets attributable to or proceeds from its use of Leverage Instruments and excludes any deferred tax assets), minus the sum of its accrued and unpaid distribution on any outstanding common stock and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with Leverage Instruments issued by us and any accrued taxes). Liabilities associated with Leverage Instruments include the principal amount of any borrowings issued by KMF, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by KMF.

In addition to KAFA’s management fee, KMF pays all other costs and expenses of our operations, such as compensation of its directors (other than those employed by Kayne Anderson), custodian, transfer agency, administrative, accounting and distribution disbursing expenses, legal fees, borrowing or leverage expenses, marketing, advertising and public/investor relations expenses, expenses of independent auditors, expenses of personnel including those who are affiliates of Kayne Anderson reasonably incurred in connection with arranging or structuring portfolio transactions for KMF, expenses of repurchasing KMF’s securities, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

The KMF Investment Management Agreement will continue in effect from year to year after its current one-year term commencing on March 31, 2018, so long as its continuation is approved at least annually by KMF’s Board of Directors including a majority of Independent Directors or by the vote of a majority of our outstanding voting securities. The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board of Directors or by a vote of a majority of KMF’s outstanding voting securities, accompanied by appropriate notice. It also provides that it will automatically terminate in the event of its assignment, within the meaning of the 1940 Act. This means that an assignment of the KMF Investment Management Agreement to an affiliate of Kayne Anderson would normally not cause a termination of the KMF’s Investment Management Agreement.

Because KAFA’s fee is based upon a percentage of KMF’s total assets, KAFA’s fee will be higher to the extent KMF employs financial leverage. As noted, KMF has issued Leverage Instruments in a combined amount equal to approximately 30% of its total assets as of February 28, 2018. A discussion regarding the basis of the KMF Board of Directors’ decision to approve the continuation of the KMF Investment Management Agreement will be available in KMF’s May 31, 2018 Semi-Annual Report to Stockholders.

KYE

Pursuant to an investment management agreement (the “KYE Investment Management Agreement”) between KYE and KAFA, KYE pays a management fee, computed and paid monthly at an annual rate of 1.25% of its average monthly total assets.

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For the fiscal year ended November 30, 2017, KYE paid management fees at an annual rate of 1.25% of its average monthly total assets.

For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last day of the month with the total assets at the last day of the prior month. Total assets shall equal average monthly gross asset value (which includes assets attributable to or proceeds from the use of leverage instruments), minus the sum of accrued and unpaid distributions on common and preferred stock and accrued liabilities (other than liabilities associated with leverage and deferred taxes). Liabilities associated with leverage include the principal amount of any borrowings, commercial paper or notes that KYE may issue, the liquidation preference of outstanding preferred stock, and other liabilities from other forms of leverage such as short positions and put or call options held or written by KYE.

In addition to KAFA’s management fee, KYE pays all other costs and expenses of its operations, such as compensation of our directors (other than those affiliated with Kayne Anderson), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, expenses of independent auditors, expenses of personnel including those who are affiliates of KAFA reasonably incurred in connection with arranging or structuring portfolio transactions for KYE, expenses of repurchasing our securities, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

The KYE Investment Management Agreement will continue in effect from year to year after its current one-year term commencing on March 31, 2018, so long as its continuation is approved at least annually by KYE’s Board of Directors including a majority of Independent Directors or by the vote of a majority of our outstanding voting securities. The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board of Directors or by a vote of a majority of KYE outstanding voting securities, accompanied by appropriate notice. It also provides that it will automatically terminate in the event of its assignment, within the meaning of the 1940 Act. This means that an assignment of the KYE Investment Management Agreement to an affiliate of Kayne Anderson would normally not cause a termination of the KYE Investment Management Agreement.

Because KAFA’s fee is based upon a percentage of KYE’s total assets, KAFA’s fee will be higher to the extent KYE employs financial leverage. As noted, KYE has issued Leverage Instruments in a combined amount equal to approximately 33% of its total assets as of February 28, 2018. If the Reorganization is not consummated and KYE continues as a standalone Fund, it is expected that KAFA would continue in its role. If applicable, a discussion regarding the basis of the KYE Board of Directors’ decision to approve the continuation of the KYE Investment Management Agreement will be available in KYE’s May 31, 2018 Semi-Annual Report to Stockholders.

Code of Ethics

KMF, KYE and KAFA have each adopted a code of ethics, as required by federal securities laws. Under both codes of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are currently held by us or, in limited circumstances, that are being considered for purchase or sale by us, subject to certain general restrictions and procedures set forth in our code of ethics. The personal securities transactions of our access persons and those of KAFA will be governed by the applicable code of ethics.

KAFA and its affiliates manage other investment companies and accounts. KAFA may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by KAFA on our behalf. Similarly, with respect to our portfolio, KAFA is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that KAFA and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. KAFA is not obligated to refrain from investing in securities held by us or other funds it manages.

KMF, KYE and KAFA have text-only versions of the codes of ethics that will be available on the EDGAR Database on the SEC’s internet web site at www.sec.gov. Those documents can be inspected and copied at the public reference facilities maintained by the SEC in Washington, D.C. Information about the operation of the public reference facilities may be obtained by calling the SEC at (202) 551-8090. Copies of such material may also be

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obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. In addition, copies of the codes of ethics may be obtained from us free of charge at (877) 657-3863. You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, 100 F Street, N.E., Room 1580, Washington, D.C. 20549.

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NET ASSET VALUE

Calculation of Net Asset Value

Each Fund determines its net asset value on a daily basis and such calculation is made available on the Funds’ website, www.kaynefunds.com. Net asset value is computed by dividing the value of all of the Fund’s assets (including accrued interest and distributions), less all of the Fund’s liabilities (including accrued expenses, distributions payable and any Borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

Investment Valuation

Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service or, if such prices are not available or in the judgment of KAFA such prices are stale or do not represent fair value, by an independent broker. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes for securities are not available, or such prices are stale or do not represent fair value in the judgment of KAFA, fair market value will be determined using the Fund’s valuation process for securities that are privately issued or otherwise restricted as to resale.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

Each Fund holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any security for which (a) reliable market quotations are not available in the judgment of KAFA, or (b) the independent pricing service or independent broker does not provide prices or provides a price that in the judgment of KAFA is stale or does not represent fair value, shall each be valued in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Fund’s Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are valued by senior professionals of KAFA who are responsible for the portfolio investments. The investments will be valued monthly with new investments valued at the time such investment was made.

•	Investment Team Valuation Documentation. Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuation and supporting documentation is submitted to the Valuation Committee (a committee of the Board of Directors) and the Board of Directors on a quarterly basis.

•	Valuation Committee. The Valuation Committee meets to consider the valuations submitted by KAFA at the end of each quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•	Valuation Firm. Quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of total assets.

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•	Board of Directors Determination. The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

Unless otherwise determined by the Board of Directors, each Fund values its PIPE investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly traded security less a discount. The discount is initially equal to the discount negotiated at the time that the Fund agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

Each Fund values convertible preferred units in publicly traded MLPs using a convertible pricing model. This model takes into account the attributes of the convertible preferred units, including the preferred dividend, conversion ratio and call features, to determine the estimated value of such units. In using this model, each Fund estimates (i) the credit spread for the convertible preferred units which is based on credit spreads for companies in a similar line of business as the publicly traded MLP and (ii) the expected volatility for the publicly traded MLP’s common units, which is based on the publicly traded MLP’s historical volatility. Each Fund may then apply a discount to the value derived from the convertible pricing model to account for an expected discount in market prices for convertible securities relative to the values calculated using pricing models. If the valuation for the convertible preferred unit is less than the public market price for the publicly traded MLP’s common units at such time, the public market price for the publicly traded MLP’s common units will be used for the convertible preferred units.

Each Fund’s investments in private companies are typically valued using one of or a combination of the following valuation techniques: (i) analysis of valuations for publicly traded companies in a similar line of business (“public company analysis”), (ii) analysis of valuations for comparable M&A transactions (“M&A analysis”) and (iii) discounted cash flow analysis. As of February 28, 2018, neither Fund had any investments in private companies.

The public company analysis utilizes valuation ratios (commonly referred to as trading multiples) for publicly traded companies in a similar line of business as the portfolio company to estimate the fair value of such portfolio company. Typically, the analysis focuses on the ratio of enterprise value (“EV”) to earnings before interest expense, income tax expense, depreciation and amortization (“EBITDA”) which is referred to as an EV/EBITDA multiple and the ratio of equity market value (“EMV”) to distributable cash flow (“DCF”) which is referred to as a EMV/DCF multiple. For these analyses, each Fund utilizes projections provided by external sources (i.e., third party equity research estimates) as well as internally developed estimates, and focuses on EBITDA and DCF projections for the current calendar year and next calendar year. Based on this data, each Fund selects a range of multiples for each metric given the trading multiples of similar publicly traded companies and apply such multiples to the portfolio company’s EBITDA and DCF to estimate the portfolio company’s enterprise value and equity value. When calculating these values, each Fund applies a discount to the portfolio company’s estimated equity value for the lack of marketability in the portfolio company’s securities.

The M&A analysis utilizes valuation multiples for historical M&A transactions for companies or assets in a similar line of business as the portfolio company to estimate the fair value of such portfolio company. Typically, the analysis focuses on EV/EBITDA multiples. Each Fund selects a range of multiples based on EV/EBITDA multiples for similar M&A transactions and applies such ranges to the portfolio company’s EBITDA to estimate the portfolio company’s enterprise value. Each Fund utilizes projections provided by external sources as well as internally developed estimates to calculate the valuation multiples of the comparable M&A transactions.

The discounted cash flow analysis is used to estimate the equity value for the portfolio company based on estimated cash flows of such portfolio company. Such cash flows include a terminal value for the portfolio company, which is typically based on an EV/EBITDA multiple. A present value of these cash flows is determined by using estimated discount rates (based on our estimate for required equity rate of return for such portfolio company).

Each Fund may invest in a taxable subsidiary formed to make and hold investments in accordance with its investment objective. Any investment in such a subsidiary will be valued based on the NAV of the subsidiary. The NAV of the subsidiary will be computed by dividing the value of all of the subsidiary’s assets less all of its liabilities by the total number of the subsidiary’s outstanding securities. The subsidiary’s portfolio securities will be valued in accordance with the same valuation procedures applied to the Funds’ portfolio securities.

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Under all of these valuation techniques, the Funds estimate operating results of their portfolio companies (including EBITDA and DCF). These estimates utilize unobservable inputs such as historical operating results, which may be unaudited, and projected operating results, which will be based on operating assumptions for such portfolio company. These estimates will be sensitive to changes in assumptions specific to such portfolio company as well as general assumptions for the industry. Other unobservable inputs utilized in the valuation techniques outlined above include: discounts for lack of marketability, selection of publicly traded companies, selection of similar M&A transactions, selected ranges for valuation multiples and expected required rates of return (discount rates).

Changes in EBITDA multiples, DCF multiples, or discount rates, each in isolation, may change the fair value of a Fund’s portfolio investments. Generally, a decrease in EBITDA multiples or DCF multiples, or an increase in discount rates will result in a decrease in the fair value of such portfolio investments.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of investments may fluctuate from period to period. Additionally, the fair value of investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that a Fund may ultimately realize.

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PORTFOLIO TRANSACTIONS

The following section discusses the accounts managed by our portfolio managers, the structure and method of our portfolio managers’ compensation, and their ownership of our securities. This information is current as of November 30, 2017. KYN, KED, KMF and KYE are the registered investment companies managed by our portfolio managers, Kevin McCarthy, J.C. Frey and James C. Baker.

Messrs. McCarthy, Frey and Baker are compensated by KAFA through distributions based on the amount of assets they manage and receive a portion of the advisory fees applicable to those accounts, which, with respect to certain accounts, are based in part, on the performance of those accounts. Some of the other accounts managed by Messrs. McCarthy, Frey and Baker have investment strategies that are similar to ours. However, KAFA manages potential conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures.

Other Accounts Managed by Portfolio Managers

The following table reflects information regarding accounts for which the portfolio managers have day-to-day management responsibilities (other than KMF and KYE). Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment accounts, and (iii) other accounts, and include accounts that pay advisory fees based on account performance shown in the separate table below. Information is shown as of November 30, 2017. Asset amounts are approximate and have been rounded.

Portfolio Manager	Registered Investment Companies (Excluding us)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
		($ in millions)		($ in millions)		($ in millions)
Kevin S. McCarthy	2	$3,656	—	$—	8	$284
J.C. Frey	4	$4,018	13	$2,652	16	$890
James C. Baker	2	$3,656	—	$—	8	$284

Other Accounts That Pay Performance-Based Advisory Fees Managed by Portfolio Managers

The following table reflects information regarding accounts for which the portfolio managers have day-to-day management responsibilities (other than us) and with respect to which the advisory fee is based on account performance. Information is shown as of November 30, 2017. Asset amounts are approximate and have been rounded.

Portfolio Manager	Registered Investment Companies (Excluding us)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
		($ in millions)		($ in millions)		($ in millions)
Kevin S. McCarthy	—	NA	—	$—	7	$269
J.C. Frey	—	NA	11	$2,539	5	$390
James C. Baker	—	NA	—	$—	7	$269

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Messrs. McCarthy, Frey and Baker are compensated by KAFA through partnership distributions from Kayne Anderson based on the amount of assets they manage and they receive a portion of the advisory fees applicable to those accounts, which, with respect to certain amounts, as noted above, are based in part on the performance of those accounts. Some of the other accounts managed by Messrs. McCarthy, Frey and Baker have investment strategies that are similar to ours. However, KAFA manages potential conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures.

As of November 30, 2017, the dollar range of our equity securities beneficially owned by Messrs. McCarthy, Mr. Frey and Mr. Baker is shown below:

Name	Dollar Range of Equity Securities
Kevin S. McCarthy	Over $1,000,000
J.C. Frey	$500,001 - $1,000,000
James C. Baker	$500,001 - $1,000,000

In addition, through their limited partnership interests in KACALP, which owns shares of our common stock, Messrs. McCarthy, Frey and Baker could be deemed to also indirectly own a portion of our securities.

Portfolio Transactions and Brokerage

Subject to the oversight of the Board of Directors, KAFA is responsible for decisions to buy and sell securities for us and for the placement of our securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of KAFA to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to KAFA and its advisees. The best price to us means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on our futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. We may pay mark-ups on principal transactions. In selecting broker/dealers and in negotiating commissions, KAFA considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. The selection of a broker-dealer may take into account the sale of products sponsored or advised by KAFA and/or its affiliates. If approved by the Board, KAFA may select an affiliated broker-dealer to effect transactions in our fund, so long as such transactions are consistent with Rule 17e-1 under the 1940 Act.

Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”), permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In light of the above, in selecting brokers, KAFA may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if KAFA determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to KAFA or to us. KAFA believes that the research information received in this manner provides us with benefits by supplementing the research otherwise available to us. The investment advisory fees paid by us to KAFA under the Investment Management Agreement are not reduced as a result of receipt by KAFA of research services.

KAFA may place portfolio transactions for other advisory accounts that it advises, and research services furnished by firms through which we effect our securities transactions may be used by KAFA in servicing some or all of its accounts; not all of such services may be used by KAFA in connection with us. Because the volume and nature of

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the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, KAFA believes such costs to us will not be disproportionate to the benefits received by us on a continuing basis. KAFA seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by us and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to us. In making such allocations between the us and other advisory accounts, the main factors considered by KAFA are the investment objective, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to us and such other accounts and funds.

For the fiscal years ended November 30, 2015, 2016 and 2017, KMF paid aggregate brokerage commissions of $783,143, $439,713 and $146,519, respectively.

For the fiscal years ended November 30, 2015, 2016 and 2017, KYE paid aggregate brokerage commissions of $1,242,695, $505,312 and $162,513, respectively.

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TAX MATTERS

The following discussion of federal income tax matters is based on the advice of Paul Hastings LLP, our counsel.

Matters Addressed

The following is a general summary of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of our shares. Substantially similar consequences would be relevant to a shareholder that acquires, holds and/or disposes of shares of KYE. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, shareholders with large positions in us, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the federal alternative minimum tax, or tax-exempt or tax-advantaged plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting us and our shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in us, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

Tax Characterization for U.S. Federal Income Tax Purposes

We have elected to be treated, and intends to continue to qualify each year, as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, we must, among other things, (a) derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or non-U.S. currencies, other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships,” as defined in the Code; (b) diversify our holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of our assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of our total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of our total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that we control and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute each year an amount equal to or greater than the sum of 90% of our investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and 90% of our net tax-exempt interest.

If we failed to qualify as a RIC in any taxable year, we would be taxed in the same manner as a regular corporation on its taxable income (even if such income were distributed to our shareholders) and distributions to shareholders would not be deductible by us in computing our taxable income. Additionally, all distributions out of earnings and profits (including distributions from net capital gains and net tax-exempt interest) would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income,” as discussed below in the case of noncorporate shareholders and (ii) for the dividends received deduction under Section 243 of the Code (the “Dividends Received Deduction”) in the case of corporate shareholders.

As a RIC, we generally will not be subject to U.S. federal income tax on our investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that we distribute to shareholders. We may retain for investment our net capital gains. However, if we retain any net capital

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gains or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If we retain any net capital gains, we may designate the retained amount as undistributed capital gains in a notice to our shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by us on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the basis of shares owned by a shareholder of us will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the federal income tax deemed paid by the shareholder under clause (ii) of the preceding sentence. We intend to distribute to our shareholders, at least annually, substantially all of our investment company taxable income (determined without regard to the deduction for dividends paid) and the net capital gains not otherwise retained by us.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax. To prevent imposition of the excise tax, we must distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary taxable income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of our capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary taxable income and capital gains for previous years that were not distributed during those years and on which we paid no U.S. federal income tax. To prevent application of the excise tax, we intend to make distributions in accordance with the calendar year distribution requirement.

We may acquire debt securities that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If we invest in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount unless we elect to include the market discount in taxable income as it accrues.

If we invest in certain taxable pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if we elect to include market discount in income currently), we must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, we must distribute to shareholders, at least annually, all or substantially all of our investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt interest, including such income we are required to accrue, to continue to qualify as a RIC and (with respect to taxable income) to avoid federal income and excise taxes. Therefore, we may have to dispose of our portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage ourself by borrowing the cash, to satisfy these distribution requirements.

Our investments in lower-rated or unrated debt securities may present issues for us if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

Certain of our investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain of our deductions or losses, affect the holding period of securities held by us and alter the character of the gains or losses realized by us. These provisions may also require us to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and for avoiding federal income and excise taxes. We will monitor our transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of us as a RIC.

The taxation of options is generally governed by Code section 1234. Under Code section 1234, if an option which we have written expires on its stipulated expiration date, we recognize a short-term capital gain. If we enter into a closing purchase transaction with respect to an option which we have written, we realize a short-term capital gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security. If a call option which we have written is exercised, we realize a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If an option which we have purchased expires on the stipulated expiration date, we realize a short-term or long-term capital loss for federal income tax purposes in the amount of the cost of the option.

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If we exercise a put option, we realize a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security which will be decreased by the premium originally paid.

Offsetting positions held by us involving certain derivative instruments, such as options, forward, and futures, as well as its long and short positions in portfolio securities, may be considered “straddles” for U.S. federal income tax purposes. The Code contains special rules that apply to straddles, defined generally as the holding of “offsetting positions with respect to personal property.” For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. If two or more positions constitute a straddle, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. In addition, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position and distributions attributable to dividends, if any, on the stocks held as part of a straddle may not qualify as qualified dividend income or for the corporate Dividends Received Deduction. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. The application of the straddle rules to certain of our offsetting positions can therefore affect the amount, timing and/or character of distributions to shareholders, and may result in significant differences from the amount, timing and/or character of distributions that would have been made by us if we had not entered into offsetting positions in respect of certain of its portfolio securities.

Our investments in so-called “section 1256 contracts,” which include certain futures contracts as well as listed non-equity options written or purchased by us on U.S. exchanges (including options on futures contracts, equity indices and debt securities), are subject to special federal income tax rules. All section 1256 contracts held by us at the end of our taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in our income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by us from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were neither part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss (although certain foreign currency gains and losses from such contracts may be treated as ordinary in character), regardless of the period of time the positions were actually held by us.

Our entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing us to realize gain, but not loss, on the position.

The application of certain requirements for qualification as a RIC and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, we may be required to limit the extent to which we invest in such investments and it is also possible that the IRS may not agree with our treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of our income and gains and distributions to shareholders, affect whether we have made sufficient distributions and otherwise satisfied the requirements to maintain our qualification as a RIC and avoid federal income and excise taxes or limit the extent to which we may invest in certain derivatives and other investments in the future.

Generally, the character of the income or gain that we receive from another investment company will pass through to our shareholders as long as we and the other investment company each qualify as RICs. However, to the extent that another investment company that qualifies as a RIC realizes net losses on its investments for a given taxable year, we will not be able to recognize our share of those losses until we dispose of shares of such investment company. Moreover, even when we do make such a disposition, a portion of our loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, we will not be able to offset any capital losses from our dispositions of shares of other investment companies against our ordinary income. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that we will be required to distribute to shareholders will be greater than such amounts would have been had we invested directly in the securities held by the investment companies in which we invest, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from us (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had we invested directly in the securities held by the investment companies in which we invest.

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We may invest to a limited degree in MLPs that are treated as qualified publicly traded partnerships for federal income tax purposes. Net income derived from an interest in a qualified publicly traded partnership is included in the sources of income from which a RIC may derive 90% of its gross income. However, no more than 25% of the value of a RIC’s total assets at the end of each fiscal quarter may be invested in securities of qualified publicly traded partnerships. If an MLP in which we invest is taxed as a partnership for federal income tax purposes, we will be taxable on our allocable share of the MLP’s income regardless of whether we receive any distribution from the MLP. Thus, we may be required to sell other securities in order to satisfy the distribution requirements to qualify as a RIC and to avoid federal income and excise taxes. Distributions to us from an MLP that is taxed as a partnership for federal income tax purposes will constitute a return of capital to the extent of our basis in our interest in the MLP. If our basis is reduced to zero, distributions will constitute capital gain for federal income tax purposes.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time we accrue income or receivables or accrues expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of our investment company taxable income to be distributed to our shareholders as ordinary income.

If we receive an “excess distribution” with respect to the stock of a passive foreign investment company (“PFIC”), we may be subject to federal income tax on a portion of the excess distribution, whether or not the corresponding income is distributed by us to shareholders. In general, a foreign corporation is classified as a PFIC for a taxable year if at least 50% of its assets constitute certain investment-type assets or 75% or more of its gross income is certain investment-type income.

Under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which we held the PFIC stock. We will be subject to U.S. federal income tax (including interest) on the portion, if any, of an excess distribution that is so allocated to prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

Rather than being taxed on the PFIC income as discussed above, we may be eligible to elect alternative tax treatment. Under an election that currently is available in certain circumstances, we generally would be required to include in our gross income its share of the PFIC’s income and net capital gain annually, regardless of whether distributions are received from the PFIC in a given year. In addition, another election may be available that would involve marking to market our PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and treated as ordinary income or loss (subject to certain limitations). If this election were made, federal income tax at the fund level under the PFIC rules would generally be eliminated, but we could, in limited circumstances, incur nondeductible interest charges. Our intention to qualify annually as a RIC may limit our options with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject us to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not invest in PFIC shares.

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Income received by us from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of our total assets at the close of its taxable year consists of stock or securities of foreign corporations, we will be eligible to elect to “pass through” to our shareholders the amount of eligible foreign income and similar taxes paid by us. If this election is made, a shareholder generally subject to federal income tax will be required to include in gross income (in addition to taxable dividends actually received) the shareholder’s pro rata share of foreign taxes in computing his, her or its taxable income and can use such amount as a foreign tax credit against his, her or its U.S. federal income tax liability or deduct such amount in lieu of claiming a credit, in each case subject to certain limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified after the close of our taxable year whether the foreign taxes paid by us will “pass through” for that year.

If we do not satisfy the requirements for passing through to our shareholders their proportionate shares of any foreign taxes paid by us, shareholders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.

Taxation of Stockholders

Distributions paid out of our investment company taxable income (which includes dividends we receive, interest income and net short-term capital gain) will generally be taxable to shareholders as ordinary income, except as described below with respect to qualified dividend income. Net capital gain distributions (the excess of net long-term capital gain over net short-term capital loss) are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held our shares. Distributions derived from qualified dividend income and received by a noncorporate shareholder will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a shareholder to be qualified dividend income, we must meet certain holding period and other requirements with respect to the dividend-paying stocks in our portfolio and the noncorporate shareholder must meet certain holding period and other requirements with respect to its shares of us. A portion of our distributions to shareholders may qualify for the Dividends Received Deduction available to corporate shareholders. Taxable distributions are taxable whether or not such distributions are reinvested in us. Dividend distributions may be subject to state and local taxation, depending on a shareholder’s situation. We do not expect to qualify to pay “exempt interest” dividends.

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If our total distributions exceed both the current taxable year’s earnings and profits and accumulated earnings and profits from prior years, the excess generally will be treated as a tax-free return of capital up to and including the amount of a shareholder’s tax basis in his, her or its shares of us, and thereafter as capital gain. Upon a sale of our shares, the amount, if any, by which the sales price exceeds the basis in our shares is gain subject to federal income tax. Because a return of capital reduces basis in our shares, it will increase the amount of gain or decrease the amount of loss on a shareholder’s subsequent disposition of our shares.

If we utilize leverage through borrowings, or otherwise, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or eliminate our ability to make distributions on our shares until the asset coverage is restored. These limitations could prevent us from distributing at least 90% of our investment company taxable income and net tax-exempt interest as is required under the Code and therefore might jeopardize our qualification as a RIC and/or might subject us to a nondeductible 4% federal excise tax. We endeavor to avoid restrictions on its ability to distribute dividends.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by us (and received by the shareholders) on December 31 of the year declared.

The sale or exchange of our shares normally will result in capital gains or losses to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gains or losses if the shares have been held for more than one year. The gain or loss on shares held for one year or less will generally be treated as short-term capital gains or losses. Current law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. However, for noncorporate taxpayers, long-term capital gains are currently taxed at a maximum federal income tax rate of 20%, while short-term capital gains are currently taxed at ordinary income rates. Any loss on the sale of shares that have been held for six months or less will be treated as a long-term capital loss to the extent of any net capital gain dividends received by the shareholder with respect to such shares. Any loss realized on a sale or exchange of our shares will be disallowed to the extent those shares are replaced by other substantially identical shares of us or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement stock or securities will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitation.

Certain noncorporate shareholders are subject to an additional 3.8% tax on some or all of their “net investment income,” which includes items of gross income that are attributable to interest, dividends, original issue discount and market discount (but not including tax-exempt interest), as well as net gain from the disposition of certain property. This tax generally applies to the extent net investment income, when added to other modified adjusted gross income, exceeds $200,000 for an unmarried individual, $250,000 for a married taxpayer filing a joint return (or a surviving spouse), or $125,000 for a married individual filing a separate return. Shareholders should consult their tax advisers regarding the applicability of this tax in respect of their shares.

Backup Withholding

We may be required to withhold U.S. federal income tax at a rate of 24% from all distributions and redemption proceeds payable to shareholders who fail to provide us with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the required information is furnished to the IRS.

The Foreign Account Tax Compliance Act

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require us to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, we may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on our dividends and distributions and sale, redemption or

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exchange proceeds. We may disclose the information that we receive from (or concerning) our shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Investors are urged to consult their own tax advisers regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and U.S. Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the U.S. Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively. Persons considering an investment in common shares should consult their own tax advisors regarding the purchase, ownership and disposition of common shares.

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PROXY VOTING POLICIES

SEC-registered advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In many cases, we will invest in securities that do not generally entitle us to voting rights in our portfolio companies. When we do have voting rights, we will delegate the exercise of such rights to KAFA, to whom our Board has delegated the authority to develop policies and procedures relating to proxy voting. KAFA’s proxy voting policies and procedures are summarized below.

In determining how to vote, officers of KAFA will consult with each other and our other investment professionals, taking into account the interests of us and our investors as well as any potential conflicts of interest. When KAFA’s investment professionals identify a potentially material conflict of interest regarding a vote, the vote and the potential conflict will be presented to KAFA’s Proxy Voting Committee for a final decision. If KAFA determines that such conflict prevents KAFA from determining how to vote on the proxy proposal in the best interest of the Fund, KAFA shall either (1) vote in accordance with a predetermined specific policy to the extent that KAFA’s policies and procedures include a pre-determined voting policy for such proposal or (2) disclose the conflict to our Board and obtain the Board’s consent prior to voting on such proposal.

An officer of KAFA will keep a written record of how all such proxies are voted. KAFA will retain records of (1) its proxy voting policies and procedures, (2) all proxy statements received regarding investor’s securities (or it may rely on proxy statements filed on the SEC’s EDGAR system in lieu thereof), (3) all votes cast on behalf of investors, (4) investor written requests for information regarding how KAFA voted proxies of that investor and any written response to any (written or oral) investor requests for such information, and (5) any documents prepared by KAFA that are material to making a decision on a proxy vote or that memorialized such decision. The aforementioned proxy voting records will be maintained, preserved and easily accessible for a period of not less than five years. KAFA may rely on one or more third parties to make and retain the records of proxy statements and votes cast.

Information regarding how proxies relating to our portfolio securities are voted during the 12-month period ended June 30th of any year will be made available on or around August 30th of that year, (i) without charge, upon request, by calling (877) 657-3863/MLP-FUND (toll-free/collect); and (ii) on the SEC’s website at www.sec.gov.

KAFA has adopted proxy voting guidelines that provide general direction regarding how it will vote on a number of significant and recurring ballot proposals. These guidelines are not mandatory voting policies, but rather are an indication of general voting preferences. The following are a few examples of these guidelines:

•	KAFA generally votes against proposals to classify the board and for proposals to repeal classified boards and to elect directors annually.

•	KAFA generally votes against proposals to ratify a poison pill and for proposals that ask a company to submit its poison pill for shareholder ratification.

•	KAFA generally votes against proposals to require a supermajority shareholder vote to approve charter and bylaw amendments and for proposals to lower such supermajority shareholder vote requirements.

•	KAFA generally votes for management proposals to increase the number of shares of common stock authorized for issue provided management demonstrated a satisfactory reason for the potential issuance of the additionally authorized shares.

•	KAFA generally votes for proposals to increase common share authorization for a stock split provided management demonstrates a reasonable basis for the split and for proposals to implement a reverse stock split provided management demonstrates a reasonable basis for the reverse split.

•	Absent special circumstances (e.g., actions taken in the context of a hostile takeover attempt) indicating an abusive purpose, KAFA, on a case-by-case basis, votes proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

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•	Proposals to change a company’s state of incorporation area examined on a case-by-case basis.

•	KAFA, on a case-by-case basis, votes on mergers and acquisitions taking into account at least the following:

•	anticipated financial and operating benefits;

•	offer price (cost vs. premium);

•	prospects of the combined companies,

•	how the deal was negotiated; and

•	changes in corporate governance and their impact on shareholder rights.

•	KAFA generally supports shareholder social and environmental proposals, and votes such matters, on a case-by-case basis, where the proposal enhances the long-term value of the shareholder and does not diminish the return on investment.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The 2017 Audited Financial Statements incorporated by reference into this Statement of Additional Information, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and are included in reliance upon their report given upon the authority of such firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides auditing services to us. The principal business address of PricewaterhouseCoopers LLP is 601 South Figueroa, Los Angeles, California 90017.

PERFORMANCE RELATED AND COMPARATIVE INFORMATION

We may quote certain performance-related information and may compare certain aspects of our portfolio and structure to other substantially similar closed-end funds. In reports or other communications to our stockholders or in advertising materials, we may compare our performance with that of (i) other investment companies listed in the rankings prepared by Lipper, Inc. (“Lipper”), Morningstar Inc. or other independent services; publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger’s Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today; or other industry or financial publications or (ii) the Standard and Poor’s Index of 500 Stocks, the Alerian MLP Index, NASDAQ Composite Index and other relevant indices and industry publications. Comparison of ourselves to an alternative investment should be made with consideration of differences in features and expected performance. We may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper, that we believe to be generally accurate.

Our performance will vary depending upon market conditions, the composition of our portfolio and our operating expenses. Consequently any given performance quotation should not be considered representative of our performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in our portfolio with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing our performance with that of other investment companies should give consideration to the quality and type of the respective investment companies’ portfolio securities.

Past performance is not indicative of future results. At the time owners of our securities sell our securities, they may be worth more or less than the original investment.

ADDITIONAL INFORMATION

A Registration Statement on Form N-14, including amendments thereto, relating to the common stock and preferred stock offered hereby, has been filed by us with the SEC. The joint proxy statement/prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. Please refer to the Registration Statement for further information with respect to us and the offering of our securities. Statements contained in the joint proxy statement/prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to a Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

FINANCIAL STATEMENTS

Set forth in Appendix A hereto are unaudited pro forma financial statements for KMF giving effect to the Reorganization.

KMF’s financial statements and financial highlights, the accompanying notes thereto, and the report of PricewaterhouseCoopers LLP thereon for the fiscal year ended November 30, 2017 (the “KMF 2017 Audited Financial Statements”), contained in its Annual Report to Stockholders on Form N-CSR for the fiscal year ended November 30, 2017, were filed by it with the SEC on January 29, 2018 (the “KMF 2017 Annual Report”). The KMF 2017 Audited Financial Statements are hereby incorporated by reference into, and are made part of, this Statement of Additional Information. A copy of the KMF 2017 Audited Financial Statements must accompany the delivery of this Statement of Additional Information.

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KYE’s financial statements and financial highlights, the accompanying notes thereto, and the report of PricewaterhouseCoopers LLP thereon for the fiscal year ended November 30, 2017 (the “KYE 2017 Audited Financial Statements” and, together with the KYE 2017 Audited Financial Statements, the “2017 Audited Financial Statements”), contained in its Annual Report to Stockholders on Form N-CSR for the fiscal year ended November 30, 2017, were filed by it with the SEC on January 29, 2018 (the “KYE 2017 Annual Report” and, together with the KMF 2017 Annual Report, the “2017 Annual Reports”). The KYE 2017 Audited Financial Statements are hereby incorporated by reference into, and are made part of, this Statement of Additional Information. A copy of the KYE 2017 Audited Financial Statements must accompany the delivery of this Statement of Additional Information.

You can obtain, without charge, copies of the 2017 Audited Financial Statements, the 2017 Annual Reports and this Statement of Additional Information. Copies of this Statement of Additional Information and annual reports, including the 2017 Annual Reports, semi-annual and quarterly reports to stockholders (when available), and additional information about the Funds may be obtained by calling toll-free at (877) 657-3863, or by writing to us at 811 Main Street, 14th Floor, Houston, Texas 77002, Attention: Investor Relations Department or by visiting our website at www.kaynefunds.com. The information contained in or accessed through, the Funds’ website is not a part of this joint proxy statement/prospectus or Statement of Additional Information. You may also obtain a copy of such reports, proxy statements, the joint proxy statement/prospectus and this Statement of Additional Information (and other information regarding the Funds) from the SEC’s Public Reference Room in Washington, D.C. Information relating to the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Such materials, as well as the Funds’ annual and semi-annual reports (when available) and other information regarding the Funds, are also available on the SEC’s website (www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C.

SAI-49

APPENDIX A

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC. AND KAYNE ANDERSON ENERGY TOTAL RETURN  FUND, INC.

PRO FORMA FINANCIAL STATEMENTS AND NOTES

(UNAUDITED)

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that would have actually resulted if the proposed combination of Kayne Anderson Energy Energy Total Return Fund, Inc. (“KYE”) and Kayne Anderson Midstream/Energy Fund, Inc. (“KMF”) (the “Reorganization”) had been approved by stockholders and the Reorganization had been consummated. The closing of the Reorganization is contingent upon certain conditions being satisfied or waived, including that stockholders of KYE must approve the Reorganization and stockholders of KMF must approve the issuance of additional shares of KMF common stock in connection with the Reorganization. If the Reorganization does not obtain the requisite approvals, the closing will not occur. These pro forma numbers have been estimated in good faith based on information regarding KMF and KYE for the fiscal year ended November 30, 2017.

KYE and KMF are sometimes referred to herein as a “Fund” and collectively as the “Funds.” KMF, following the completion of the Reorganization, is sometimes referred to herein as the “Combined Fund.”

The unaudited pro forma financial information should be read in conjunction with the historical financial statements of each Fund, which are available in their respective annual stockholder reports and incorporated by reference in this Statement of Additional Information.

The unaudited pro forma financial information has been prepared to give effect to the proposed Reorganization, assuming the Reorganization was approved and consummated at the beginning of the fiscal year ended November 30, 2017. The pro forma information has been derived from the books and records used in calculating net asset values of KMF and KYE and have been prepared in accordance with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect this information. Actual results could differ from those estimates.

SAI-A-1

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC. AND KAYNE ANDERSON ENERGY TOTAL RETURN  FUND, INC.

COMBINED SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2017

(amounts in 000’s)

(UNAUDITED)

	KAYNE ANDERSON MIDSTREAM/ENERGY		KAYNE ANDERSON ENERGY TOTAL RETURN(1)		PRO FORMA ADJUSTMENTS	PRO FORMA COMBINED KAYNE ANDERSON MIDSTREAM/ENERGY(1)
Description	No. of Shares/Units	Value	No. of Shares/Units	Value	Value	No. of Shares/Units	Value
Long-Term Investments — 139.2% / 142.4% / 141.1%
Equity Investments(2) — 126.0% / 131.0% / 128.9%
United States — 116.6% / 121.6% / 119.5%
Midstream Companies(3) — 76.8% / 82.5% / 80.1%
Capital Product Partners L.P. — Class B Units(4)(5)(6)(7)	606	$4,752	3,333	$26,133	$—	3,939	$30,885
Cheniere Energy Partners LP Holdings, LLC	50	1,393	50	1,393	—	100	2,786
Dynagas LNG Partners LP(6)	448	5,995	434	5,809	—	882	11,804
Enbridge Energy Management, L.L.C.(8)	1,891	25,527	3,171	42,813	—	5,062	68,340
EnLink Midstream, LLC(6)	107	1,784	124	2,069	—	231	3,853
GasLog Partners LP(6)	740	16,347	853	18,843	—	1,593	35,190
Golar LNG Partners LP(6)	752	15,022	1,353	27,056	—	2,105	42,078
Höegh LNG Partners LP(6)	641	11,223	696	12,184	—	1,337	23,407
Kinder Morgan, Inc.	286	4,926	437	7,524	—	723	12,450
KNOT Offshore Partners LP(6)	802	16,194	1,158	23,385	—	1,960	39,579
ONEOK, Inc.	652	33,855	722	37,475	—	1,374	71,330
Plains GP Holdings, L.P.(9)	703	14,465	1,503	30,942	—	2,206	45,407
Plains GP Holdings, L.P.—Plains AAP, L.P.(4)(9)(10)	690	14,198	—	—	—	690	14,198
SemGroup Corporation	215	5,149	218	5,221	—	433	10,370
Tallgrass Energy GP, LP(6)	514	11,621	644	14,558	—	1,158	26,179
Targa Resources Corp.	714	30,997	813	35,284	—	1,527	66,281
The Williams Companies, Inc.	900	26,142	908	26,378	—	1,808	52,520

		239,590		317,067	—		556,657

Midstream MLPs(3)(11) — 34.2% / 34.3% / 34.3%
Andeavor Logistics LP	167	7,453	170	7,618	—	337	15,071
BP Midstream Partners LP(12)	155	2,834	187	3,418	—	342	6,252
Buckeye Partners, L.P.	125	5,734	184	8,461	—	309	14,195
Crestwood Equity Partners LP	147	3,519	112	2,675	—	259	6,194
DCP Midstream, LP	282	9,917	379	13,300	—	661	23,217
Energy Transfer Partners, L.P.	986	16,380	1,338	22,230	—	2,324	38,610
Enterprise Products Partners L.P.(13)	378	9,314	633	15,599	—	1,011	24,913
EQT Midstream Partners, LP	47	3,239	58	3,973	—	105	7,212
Genesis Energy, L.P.	15	324	21	442	—	36	766
Global Partners LP	260	4,517	243	4,235	—	503	8,752
Magellan Midstream Partners, L.P.	45	3,028	61	4,114	—	106	7,142
MPLX LP	439	15,749	447	16,031	—	886	31,780
Noble Midstream Partners LP	35	1,711	45	2,235	—	80	3,946
NuStar Energy L.P.	72	2,101	96	2,802	—	168	4,903
Oasis Midstream Partners LP(12)	103	1,866	103	1,866	—	206	3,732
Phillips 66 Partners LP	39	1,810	21	1,000	—	60	2,810
Shell Midstream Partners, L.P.	22	603	23	611	—	45	1,214
Summit Midstream Partners, LP	234	4,425	258	4,865	—	492	9,290
Tallgrass Energy Partners, LP	16	703	16	720	—	32	1,423
TC PipeLines, LP	115	5,823	121	6,143	—	236	11,966
Western Gas Partners, LP	124	5,564	209	9,374	—	333	14,938

		106,614		131,712	—		238,326

See accompanying notes to pro forma financial statements

SAI-A-2

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC. AND KAYNE ANDERSON ENERGY TOTAL RETURN  FUND, INC.

COMBINED SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2017

(amounts in 000’s)

(UNAUDITED)

	KAYNE ANDERSON MIDSTREAM/ENERGY		KAYNE ANDERSON ENERGY TOTAL RETURN(1)		PRO FORMA ADJUSTMENTS	PRO FORMA COMBINED KAYNE ANDERSON MIDSTREAM/ENERGY(1)
Description	No. of Shares/Units	Value	No. of Shares/Units	Value	Value	No. of Shares/Units	Value
Other Energy Companies — 5.6% / 4.8% / 5.1%
Anadarko Petroleum Corporation — 7.50% Tangible Equity Units(14)	27	888	27	894	—	54	1,782
Macquarie Infrastructure Corporation	135	8,982	142	9,483	—	277	18,465
NextEra Energy Partners, LP	46	1,788	58	2,256	—	104	4,044
Royal Dutch Shell plc — ADR - Class B	86	5,697	86	5,697	—	172	11,394

		17,355		18,330	—		35,685

Total United States (Cost — $372,433 / $472,514 / $844,947)		363,559		467,109	—		830,668

Canada — 9.4% / 9.4% / 9.4%
Midstream Companies(3) — 9.4% / 9.4% / 9.4%
Enbridge Inc.	429	16,178	461	17,402	—	890	33,580
Pembina Pipeline Corporation	204	7,111	206	7,178	—	410	14,289
TransCanada Corporation	128	6,148	239	11,489	—	367	17,637

Total Canada (Cost — $26,346 / $32,460 / $58,806)		29,437		36,069	—		65,506

Total Equity Investments (Cost — $398,779 / $504,974 / $903,753)		392,996		503,178	—		896,174

	Interest Rate	Maturity Date	Principal Amount	Value	Principal Amount	Value	PRO FORMA ADJUSTMENTS Value	Principal Amount	Value
Debt Instruments — 13.2% / 11.4% / 12.2%
United States — 8.8% / 7.6% / 8.1%
Upstream — 7.8% / 6.8% / 7.2%
California Resources Corporation(4)(9)	8.000%	12/15/22	$12,925	9,613	$14,575	10,840	—	27,500	20,453
Eclipse Resources Corporation	8.875	7/15/23	12,450	12,792	13,000	13,357	—	25,450	26,149
Jones Energy Holdings, LLC	9.250	3/15/23	2,600	1,872	2,600	1,872	—	5,200	3,744

				24,277		26,069	—	—	50,346

Midstream Company(3) — 1.0% / 0.8% / 0.9%							—	—
SemGroup Corporation(4)	7.250	3/15/26	3,000	3,083	3,000	3,083	—	6,000	6,166

Total United States (Cost — $27,018 / $28,246 / $55,264)				27,360		29,152	—		56,512

Canada — 4.4% / 3.8% / 4.1%
Upstream — 4.4% / 3.8% / 4.1%
Athabasca Oil Corporation(4)	9.875	2/24/22	6,000	5,850	6,000	5,850	—	12,000	11,700
Jupiter Resources Inc.(4)	8.500	10/1/22	11,480	7,945	12,980	8,983	—	24,460	16,928

Total Canada (Cost — $15,220 / $15,952 / $31,172)				13,795		14,833	—		28,628

Total Debt Investments (Cost — $42,238 / $44,198 / $86,436)				41,155		43,985	—		85,140

Total Long-Term Investments (Cost — $441,017 / $549,172 / $990,189)				434,151		547,163	—		981,314

See accompanying notes to pro forma financial statements

SAI-A-3

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC. AND KAYNE ANDERSON ENERGY TOTAL RETURN  FUND, INC.

COMBINED SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2017

(amounts in 000’s)

(UNAUDITED)

	KAYNE ANDERSON MIDSTREAM/ENERGY		KAYNE ANDERSON ENERGY TOTAL RETURN(1)		PRO FORMA ADJUSTMENTS		PRO FORMA COMBINED KAYNE ANDERSON MIDSTREAM/ENERGY(1)
Description	No. of Shares/Units	Value	No. of Shares/Units	Value	Value		No. of Shares/Units	Value
Short-Term Investment — 0.1% / 2.5% / 1.4%
Money Market Fund — 0.1% / 2.5% / 1.4%
JPMorgan 100% U.S. Treasury Securities Money Market Fund - Capital Shares, 0.97%(15)
(Cost —$31 / $9,507 / $9,538)	31	31	9,507	9,507	—		9,538	9,538

Total Investments (Cost — $441,048 / $558,679 / $999,727) — 139.2% / 144.9% / 142.5%		434,182		556,670	—			990,852

Debt		(91,000)		(136,000)	—			(227,000)
Mandatory Redeemable Preferred Stock at Liquidation Value		(35,000)		(40,000)	—			(75,000)
Other Assets in Excess of Other Liabilities		3,661		3,561	(779)	(16)		6,443

Net Assets Applicable to Common Stockholders		$311,843		$384,231	$(779)			$695,295

See accompanying notes to pro forma financial statements

SAI-A-4

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC. AND KAYNE ANDERSON ENERGY TOTAL RETURN  FUND, INC.

COMBINED SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2017

(amounts in 000’s)

(UNAUDITED)

(1)	As of November 30, 2017, all securities held by the target fund would comply with the compliance guidelines and/or investment restrictions of the acquiring fund.

(2)	Unless otherwise noted, equity investments are common units/common shares.

(3)	Refer to the “Glossary of Terms” for the definitions of Midstream Companies and Midstream MLPs.

(4)	Each Fund’s ability to sell this security is subject to certain legal or contractual restrictions. As of November 30, 2017, the aggregate value of restricted securities held by the pro forma Combined Fund was $100,330 (10.0% of pro forma Combined Fund total assets), which included $69,445 of Level 2 securities and $30,885 of Level 3 securities. For additional information on these restricted securities see “Note 7 – Restricted Securities” in each Fund’s annual financial statements for the fiscal year ended November 30, 2017.

(5)	Fair valued security. For additional information regarding the Fund’s fair value accounting policy see “Note 2 – Significant Accounting Policies” and “Note 3 – Fair Value” in each Fund’s annual financial statements for the fiscal year ended November 30, 2017.

(6)	This company is structured like an MLP, but is not treated as a publicly-traded partnership for regulated investment company (“RIC”) qualification purposes.

(7)	Class B Units are convertible on a one-for-one basis into common units of Capital Product Partners L.P. (“CPLP”) and are senior to the common units in terms of liquidation preference and priority of distributions (liquidation preference of $9.00 per unit). The Class B Units pay quarterly cash distributions and are convertible at any time at the option of the holder. The Class B Units paid a distribution of $0.21375 per unit for the fourth quarter.

(8)	Dividends are paid-in-kind.

(9)	The pro forma Combined Fund believes that it is an affiliate of Plains AAP, L.P. (“PAGP-AAP”) and Plains GP Holdings, L.P. (“PAGP”), but does not believe that it is an affiliate of California Resources Corporation. For additional information on affiliates see “Note 5 – Agreements and Affiliations” in each Fund’s annual financial statements for the fiscal year ended November 30, 2017.

(10)	KMF’s ownership of PAGP-AAP is exchangeable on a one-for-one basis into either PAGP shares or Plains All American Pipeline, L.P. (“PAA”) units at KMF’s option. KMF values its PAGP-AAP investment on an “as exchanged” basis based on the higher public market value of either PAGP or PAA. As of November 30, 2017, the PAGP-AAP investment is valued at PAGP’s closing price. For additional information on KMF’s investment in PAGP-AAP, see KMF’s annual financial statements for the fiscal year ended November 30, 2017.

(11)	Unless otherwise noted, securities are treated as a publicly-traded partnership for RIC qualification purposes. To qualify as a RIC for tax purposes, each Fund may directly invest up to 25% of its total assets in equity and debt securities of entities treated as publicly-traded partnerships. The pro forma Combined Fund had 23.8% of its total assets invested in publicly-traded partnerships at November 30, 2017. It is the pro forma Combined Fund’s intention to be treated as a RIC for tax purposes.

(12)	Security is not currently paying cash distributions but is expected to pay cash distributions within the next 12 months.

(13)	In lieu of cash distributions, each Fund has elected to receive distributions in additional units through the partnership’s dividend reinvestment program.

(14)	Security is comprised of a prepaid equity purchase contract and a senior amortizing note. Unless settled earlier, each prepaid equity purchase contract will settle on June 7, 2018 for between 0.7159 and 0.8591 Western Gas Equity Partners, LP (“WGP”) common units (subject to Anadarko Petroleum Corporation’s (“APC”) right to deliver APC common stock in lieu of WGP common units). Each Fund receives a quarterly payment of 7.50% per annum on the $50 per unit stated amount of the security.

(15)	The rate indicated is the current yield as of November 30, 2017.

(16)	Reflects adjustment for costs related to the Reorganization. Reorganization costs are estimated to be approximately $779 or 0.1% of combined net assets, which equates to $349, or $0.016 per share, for KMF and $430, or $0.012 per share, for KYE as of November 30, 2017. Of the total estimated costs, $561 is related to out-of pocket expenses, and $218 is a write off of debt issuance cost, which is a non-cash expense.

See accompanying notes to pro forma financial statements

SAI-A-5

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC. AND KAYNE ANDERSON ENERGY TOTAL RETURN  FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 2017

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

ASSETS	KAYNE ANDERSON MIDSTREAM/ENERGY	KAYNE ANDERSON ENERGY TOTAL RETURN	PRO FORMA ADJUSTMENTS		PRO FORMA COMBINED KAYNE ANDERSON MIDSTREAM/ENERGY
Investments, at fair value:
Non-affiliated (Cost — $409,623 / $483,849 / $893,472)	$405,488	$516,221	$—		$921,709
Affiliated (Cost — $31,394 / $65,323 / $96,717)	28,663	30,942	—		59,605
Short-term investments (Cost — $31 / $9,507 / $9,538)	31	9,507	—		9,538

Total investments (Cost — $441,048 / $558,679 / $999,727)	434,182	556,670	—		990,852
Cash	2,000	1,997	—		3,997
Deposits with brokers	248	249	—		497
Receivable for securities sold	275	284	—		559
Interest, dividends and distributions receivable	1,894	2,391	—		4,285
Deferred credit facility and term loan offering costs and other assets	742	567	—		1,309

Total Assets	439,341	562,158	—		1,001,499

LIABILITIES
Payable for securities purchased	132	136	—		268
Investment management fee payable	463	591	—		1,054
Accrued directors’ fees and expenses	84	27	—		111
Accrued expenses and other liabilities	1,480	2,195	779	(1)	4,454
Term loan	—	21,000	—		21,000
Notes	91,000	115,000	—		206,000
Unamortized notes issuance costs	(407)	(479)	—		(886)
Mandatory redeemable preferred stock, $25.00 liquidation value per share(2)	35,000	40,000	—		75,000
Unamortized mandatory redeemable preferred stock issuance costs	(254)	(543)	—		(797)

Total Liabilities	127,498	177,927	779		306,204

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$311,843	$384,231	$(779)		$695,295

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value(3)	$22	$37	$(10	)(4)	$49
Paid-in capital	445,109	506,650	(769	)(1)(4)	950,990
Accumulated net investment income less distributions not treated as tax return of capital	(9,104)	(8,235)	—		(17,339)
Accumulated net realized losses less distributions not treated as tax return of capital	(117,312)	(112,205)	—		(229,517)
Net unrealized gains	(6,872)	(2,016)	—		(8,888)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$311,843	$384,231	$(779)		$695,295

NET ASSET VALUE PER COMMON SHARE	$14.15	$10.46			$14.14

(1)	Reflects adjustment for costs related to the Reorganization. Reorganization costs are estimated to be approximately $779 or 0.1% of Combined Fund net assets, which equates to $349, or $0.016 per share, for KMF and $430, or $0.012 per share, for KYE as of November 30, 2017. Of the total estimated costs, $561 is related to out-of pocket expenses, and $218 is a write off of debt issuance cost, which is a non-cash expense.
(2)	For Kayne Anderson Midstream/Energy Fund, Inc. (“KMF”), 1,400,000 mandatory redeemable preferred shares (“MRP Shares”) issued and outstanding. For Kayne Anderson Energy Total Return Fund, Inc. (“KYE”), 1,600,000 shares issued and outstanding.
(3)	For KMF, 22,277,499 shares issued, 22,034,170 shares outstanding and 198,600,000 shares authorized. For KYE, 36,742,919 shares issued and outstanding and 198,400,000 shares authorized. For the pro forma Combined Fund, 49,426,453 shares issued, 49,183,123 shares outstanding and 197,000,000 shares authorized.
(4)	Reflects the capitalization adjustments giving the effect of the transfer of shares of KMF which KYE stockholders will receive as if the Reorganization had taken place on November 30, 2017. See Note 4—Common Stock in the accompanying notes to the pro forma financial statements.

See accompanying notes to pro forma financial statements

SAI-A-6

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC. AND KAYNE ANDERSON ENERGY TOTAL RETURN  FUND, INC.

STATEMENT OF OPERATIONS

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2017

(amounts in 000’s)

(UNAUDITED)

	KAYNE ANDERSON MIDSTREAM/ENERGY	KAYNE ANDERSON ENERGY TOTAL RETURN	PRO FORMA ADJUSTMENTS		PRO FORMA COMBINED KAYNE ANDERSON MIDSTREAM/ENERGY
INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$26,752	$34,880	—		$61,632
Affiliated investments	2,675	2,775	—		5,450

Total dividends and distributions (after foreign taxes withheld of $144 / $189 / $333)	29,427	37,655	—		67,082
Return of capital	(19,551)	(23,963)	—		(43,514)

Net dividends and distributions	9,876	13,692	—		23,568
Interest income	7,140	7,953	—		15,093

Total Investment Income	17,016	21,645	—		38,661

Expenses
Investment management fees	6,359	7,998	—		14,357
Professional fees	392	385	(385	)(1)	392
Directors’ fees and expenses	323	126	—		449
Administration fees	219	267	(154	)(1)	332
Reports to stockholders	102	145	(50	)(1)	197
Insurance	89	105	(99	)(1)	95
Custodian fees	67	68	(60	)(1)	75
Other expenses	152	234	(60	)(1)	326

Total Expenses — before interest expense and preferred distributions	7,703	9,328	(808)		16,223
Interest expense and amortization of offering costs	4,660	5,533	(641	)(2)	9,552
Distributions on mandatory redeemable preferred stock and amortization of offering costs	1,490	2,401	—		3,891

Total Expenses	13,853	17,262	(1,449)		29,666

Net Investment Income	3,163	4,383	1,449		8,995

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	18,360	17,337	—		35,697
Foreign currency transactions	(17)	(19)	—		(36)
Options	724	812	—		1,536

Net Realized Gains	19,067	18,130	—		37,197

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	(48,306)	(61,805)	—		(110,111)
Investments — affiliated	(17,124)	(17,972)	—		(35,096)
Foreign currency translations	18	5	—		23
Options	113	122	—		235

Net Change in Unrealized Gains	(65,299)	(79,650)	—		(144,949)

Net Realized and Unrealized Losses	(46,232)	(61,520)	—		(107,752)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$(43,069)	$(57,137)	$1,449		$(98,757)

(1)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganization.
(2)	Reflects the impact of the termination of KYE’s term loan and credit facility and subsequent increase in borrowings under KMF’s term loan and credit facility to absorb the amount of borrowings outstanding at KYE. Includes the impact of eliminating the amortization of KYE debt issue costs.

See accompanying notes to pro forma financial statements

SAI-A-7

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC. AND KAYNE ANDERSON ENERGY TOTAL RETURN  FUND, INC.

NOTES TO PRO FORMA FINANCIAL STATEMENTS

(amounts in 000’s)

(UNAUDITED)

Note 1 – Description

Kayne Anderson Midstream/Energy Fund, Inc. (“KMF”) was organized as a Maryland corporation on August 26, 2010 and commenced operations on November 24, 2010. KMF is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end investment management company. KMF’s investment objective is to provide a high level of return with an emphasis on making cash distributions to its stockholders. KMF seeks to achieve that investment objective by investing at least 80% of its total assets in the securities of companies in the Midstream/Energy Sector, consisting of (a) Midstream MLPs, (b) Midstream Companies, (c) Other MLPs and (d) Other Energy Companies.

Kayne Anderson Energy Total Return Fund, Inc. (“KYE”) was organized as a Maryland corporation on March 31, 2005 and commenced operations on June 28, 2005. KYE is registered under the 1940 Act as a non-diversified closed-end investment company. KYE’s investment objective is to obtain a high total return with an emphasis on current income. KYE intends to achieve this investment objective by investing in a portfolio of companies in the Energy Sector.

Note 2 – Reorganization

Under the terms of the Reorganization, KYE would transfer substantially all of its assets to KMF, and KMF would assume substantially all of KYE’s liabilities, in exchange solely for newly issued shares of common and preferred stock of KMF, which will be distributed by KYE to its stockholders in the form of a liquidating distribution (although cash will be distributed in lieu of fractional common shares). KYE will then be terminated and dissolved in accordance with its charter and Maryland law. The aggregate NAV of KMF common shares received by KYE common stockholders in the Reorganization will equal the NAV of KYE common stock held on the business day prior to closing of the Reorganization, less the costs of the Reorganization attributable to KYE common shares (although KYE common stockholders will receive cash for their fractional KMF common shares). KMF will be the accounting survivor following the closing of the Reorganization.

In addition, each KYE MRP Share will be replaced by a newly-issued KMF MRP Share having substantially identical terms as such the KYE MRP Share immediately prior to the closing of the Reorganization.

The Reorganization is intended to qualify as a tax-free reorganization. As such, no gain or loss should be recognized by KYE or its stockholders upon the closing of the Reorganization. However, KYE stockholders generally will recognize a gain or loss with respect to cash they receive pursuant to the Reorganization in lieu of fractional KMF common shares.

Note 3 – Reorganization Costs

Each Fund will bear expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board of Directors, expenses incurred in connection with the preparation of the Reorganization Agreement and the registration statement on Form N-14, SEC filing fees and legal and accounting fees in connection with the Reorganization, stock exchange fees, transfer agency fees and any similar expenses incurred in connection with the Reorganization. Expenses incurred in connection with the Reorganization are allocated on a pro rata basis based upon net assets. The costs of the Reorganization, assuming the Reorganization is approved, are estimated to be $349 for KMF and $430 for KYE, for a total of $779. If the Reorganization is not approved, the costs are estimated to be $251 for KMF and $310 for KYE, for a total of $561.

SAI-A-8

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC. AND KAYNE ANDERSON ENERGY TOTAL RETURN  FUND, INC.

NOTES TO PRO FORMA FINANCIAL STATEMENTS

(amounts in 000’s)

(UNAUDITED)

Note 4 – Common Stock

At November 30, 2017, KMF had 198,600,000 shares of common stock authorized and 22,034,170 shares outstanding.

At November 30, 2017, KYE had 198,400,000 shares of common stock authorized and 36,742,919 shares outstanding.

The table below sets forth the common stock adjustments giving the effect of the transfer of newly issued shares of KMF which KYE stockholders would have received had the Reorganization taken place on November 30, 2017:

Shares outstanding at November 30, 2017	22,034,170
KMF shares issued in connection with the Reorganization	27,148,953	(1)

Pro forma shares outstanding at November 30, 2017	49,183,123

(1)	Based on net asset values as of November 30, 2017 which would resulted in an exchange ratio of approximately 0.74 shares of KMF for each share of KYE.

At November 30, 2017, the pro forma Combined Fund would have 197,000,000 shares of common stock authorized.

Note 5 – Taxes

Each Fund has elected to be treated as and qualify for special tax treatment afforded a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The pro forma Combined Fund intends to continue to be treated as a RIC.

As of November 30, 2017, KYE had a capital loss carryforward of $111,029. As of November 30, 2017, KMF had a capital loss carryforward of $116,986. Under the Regulated Investment Company Modernization Act of 2010, these capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses; however, due to tax limitations, only $6,280 of KMF capital losses can be utilized each year, starting on November 30, 2018 (based on the long-term tax exempt rate for ownership changes as of February 28, 2018) .

SAI-A-9

Kayne Anderson Midstream/Energy Fund, Inc.

STATEMENT OF ADDITIONAL INFORMATION

May 30, 2018

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Internet
1) Read the Joint Proxy Statement/Prospectus and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.
To vote by Telephone 1) Read the Joint Proxy Statement/Prospectus and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail

1)  Read the Joint Proxy Statement/Prospectus.

2)  Check the appropriate boxes on the proxy card below.

3)  Sign and date the proxy card.

4)  Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E48854-P11043	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW OR, IF NO CHOICE IS INDICATED, WILL BE VOTED “FOR” EACH PROPOSAL.
	For	Against	Abstain			For	Against	Abstain
1. THE APPROVAL OF THE ISSUANCE OF ADDITIONAL KMF COMMON STOCK IN CONNECTION WITH THE REORGANIZATION.	☐	☐	☐	3.	THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS KMF’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING NOVEMBER 30, 2018.	☐	☐	☐
2a. THE ELECTION OF ANNE K. COSTIN AS DIRECTOR FOR A TERM OF ONE YEAR AND UNTIL HER SUCCESSOR IS ELECTED AND QUALIFIED.	☐	☐	☐	4.	TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THE DISCRETION OF THE PROXY HOLDER.
2b. THE ELECTION OF WILLIAM R. CORDES AS DIRECTOR FOR A TERM OF TWO YEARS AND UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED.	☐	☐	☐

2c. THE ELECTION OF BARRY R. PEARL AS DIRECTOR FOR A TERM OF TWO YEARS AND UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED.	☐	☐	☐

2d. THE ELECTION OF KEVIN S. MCCARTHY AS DIRECTOR FOR A TERM OF THREE YEARS AND UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED.	☐	☐	☐

2e. THE ELECTION OF WILLIAM L. THACKER AS DIRECTOR FOR A TERM OF THREE YEARS AND UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED.	☐	☐	☐

AUTHORIZED SIGNATURES — THIS SECTION MUST BE COMPLETED

Please sign exactly as your name appears. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please indicate your full title under signature(s).

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Joint Proxy Statement/Prospectus, Statement of Additional Information and KMF’s most recent

Annual Report are available on the internet at www.kaynefunds.com/kmf/sec-filings/

▼ PLEASE DETACH AT PERFORATION BEFORE MAILING ▼

E48855-P11043

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR

THE 2018 ANNUAL MEETING OF STOCKHOLDERS — JUNE 28, 2018

The undersigned stockholder of Kayne Anderson Midstream/Energy Fund, Inc. (“KMF”), a Maryland corporation, hereby appoints David J. Shladovsky and Jody C. Meraz, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2018 Annual Meeting of Stockholders of KMF (the “Annual Meeting”) to be held on June 28, 2018 at 10:00 a.m. Central Time at Kayne Anderson, 811 Main Street, 14th Floor, Houston, TX 77002 and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying Joint Proxy Statement/Prospectus, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Annual Meeting.

If this Proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed on the reverse side, or if no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS

PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Internet
1) Read the Joint Proxy Statement/Prospectus and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.
To vote by Telephone 1) Read the Joint Proxy Statement/Prospectus and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail

1)  Read the Joint Proxy Statement/Prospectus.

2)  Check the appropriate boxes on the proxy card below.

3)  Sign and date the proxy card.

4)  Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E48856-P11043	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW OR, IF NO CHOICE IS INDICATED, WILL BE VOTED “FOR” EACH PROPOSAL.

	For	Against	Abstain			For	Against	Abstain
1. THE APPROVAL OF THE ISSUANCE OF ADDITIONAL KMF COMMON STOCK IN CONNECTION WITH THE REORGANIZATION.	☐	☐	☐	2f.	THE ELECTION OF WILLIAM L. THACKER AS DIRECTOR FOR A TERM OF THREE YEARS AND UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED.	☐	☐	☐
2a. THE ELECTION OF ANNE K. COSTIN AS DIRECTOR FOR A TERM OF ONE YEAR AND UNTIL HER SUCCESSOR IS ELECTED AND QUALIFIED.	☐	☐	☐	2g.	THE ELECTION OF WILLIAM H. SHEA, JR. AS DIRECTOR FOR A TERM OF THREE YEARS AND UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED.	☐	☐	☐
2b. THE ELECTION OF JAMES C. BAKER AS DIRECTOR FOR A TERM OF ONE YEAR AND UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED.	☐	☐	☐	3.	THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS KMF’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING NOVEMBER 30, 2018.	☐	☐	☐
2c. THE ELECTION OF WILLIAM R. CORDES AS DIRECTOR FOR A TERM OF TWO YEARS AND UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED.	☐	☐	☐	4.	TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THE DISCRETION OF THE PROXY HOLDER.
2d. THE ELECTION OF BARRY R. PEARL AS DIRECTOR FOR A TERM OF TWO YEARS AND UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED.	☐	☐	☐
2e. THE ELECTION OF KEVIN S. MCCARTHY AS DIRECTOR FOR A TERM OF THREE YEARS AND UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED.	☐	☐	☐

AUTHORIZED SIGNATURES — THIS SECTION MUST BE COMPLETED

Please sign exactly as your name appears. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please indicate your full title under signature(s).

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Joint Proxy Statement/Prospectus, Statement of Additional Information and KMF’s most recent

Annual Report are available on the internet at www.kaynefunds.com/kmf/sec-filings/

▼ PLEASE DETACH AT PERFORATION BEFORE MAILING ▼

E48857-P11043

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR

THE 2018 ANNUAL MEETING OF STOCKHOLDERS — JUNE 28, 2018

The undersigned stockholder of Kayne Anderson Midstream/Energy Fund, Inc. (“KMF”), a Maryland corporation, hereby appoints David J. Shladovsky and Jody C. Meraz, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2018 Annual Meeting of Stockholders of KMF (the “Annual Meeting”) to be held on June 28, 2018 at 10:00 a.m. Central Time at Kayne Anderson, 811 Main Street, 14th Floor, Houston, TX 77002 and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying Joint Proxy Statement/Prospectus, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Annual Meeting.

If this Proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed on the reverse side, or if no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS

PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Internet
1) Read the Joint Proxy Statement/Prospectus and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.
To vote by Telephone 1) Read the Joint Proxy Statement/Prospectus and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.
To vote by Mail 1) Read the Joint Proxy Statement/Prospectus. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E48864-S72577	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW OR, IF NO CHOICE IS INDICATED, WILL BE VOTED “FOR” EACH PROPOSAL.

				For	Against	Abstain
1. THE APPROVAL OF THE REORGANIZATION.				☐	☐	☐

2.  TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THE DISCRETION OF THE PROXY HOLDER.

AUTHORIZED SIGNATURES — THIS SECTION MUST BE COMPLETED

Please sign exactly as your name appears. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please indicate your full title under signature(s).

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Joint Proxy Statement/Prospectus, Statement of Additional Information and KED's most recent

Annual Report are available on the internet at www.kaynefunds.com/ked/sec-filings/

▼ PLEASE DETACH AT PERFORATION BEFORE MAILING ▼

E48865-S72577

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE

SPECIAL MEETING OF STOCKHOLDERS — JUNE 28, 2018

The undersigned stockholder of Kayne Anderson Energy Development Company (“KED”), a Maryland corporation, hereby appoints David J. Shladovsky and Jody C. Meraz, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Stockholders of KED (the “Special Meeting”) to be held on June 28, 2018 at 9:30 a.m. Central Time at Kayne Anderson, 811 Main Street, 14th Floor, Houston, TX 77002 and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Special Meeting and otherwise to represent the undersigned at the Special Meeting with all powers possessed by the undersigned if personally present at the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Joint Proxy Statement/Prospectus, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Special Meeting.

If this Proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed on the reverse side, or if no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” the proposal. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Special Meeting or any adjournment or postponement thereof.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS

PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE